
                                                                   Exhibit 10.13
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                                TABLE OF CONTENTS

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
ARTICLE 1
         DEFINITIONS AND PRINCIPLES OF INTERPRETATION............................................................3
         1.1      Definitions....................................................................................3
         1.2      Certain Rules of Interpretation...............................................................17
         1.3      Knowledge.....................................................................................19
         1.4      Entire Agreement..............................................................................19
         1.5      Schedules.....................................................................................19

ARTICLE 2
         PURCHASE AND SALE......................................................................................21
         2.1      Action by Vendor and Purchaser................................................................21
         2.2      Place of Closing..............................................................................22

ARTICLE 3
         PURCHASE PRICE.........................................................................................22
         3.1      Purchase Price................................................................................22
         3.2      Satisfaction of Purchase Price................................................................22
         3.3      Delivery of Closing Date Financial Statements.................................................24
         3.4      Net Working Capital Adjustment................................................................24
         3.5      Objection to Closing Date Financial Statement.................................................25
         3.6      Interest......................................................................................27
         3.7      Allocation of Purchase Price..................................................................27
         3.8      Allocation of Payments........................................................................27
         3.9      Escrow........................................................................................27
         3.10     SFBC Options..................................................................................28

ARTICLE 4
         REPRESENTATIONS AND WARRANTIES OF THE VENDORS..........................................................28
         4.1      Incorporation and Registration................................................................28
         4.2      Residence of the Vendors......................................................................29
         4.3      Subsidiaries..................................................................................29
         4.4      Right to Sell.................................................................................30
         4.5      Capitalization................................................................................30
         4.6      Title to the Assets...........................................................................31
         4.7      Due Authorization.............................................................................31
         4.8      Enforceability of Obligations.................................................................32
         4.9      Absence of Conflicting Agreements.............................................................32
         4.10     Regulatory Approvals..........................................................................33
         4.11     Competition Act Assets and Revenues...........................................................33
         4.12     Financial Statements..........................................................................33
         4.13     Absence of Undisclosed Liabilities............................................................34
         4.14     Absence of Changes and Unusual Transactions...................................................34
         4.15     Reserves and Accruals.........................................................................36
         4.16     Non-Arm's Length Transactions.................................................................36
         4.17     No Joint Venture Interests, etc...............................................................37
         4.18     Absence of Guarantees.........................................................................37
         4.19     Major Suppliers and Customers.................................................................37
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         4.20     Condition of Assets...........................................................................38
         4.21     Inventories...................................................................................38
         4.22     Collectibility of Accounts Receivable.........................................................38
         4.23     Government Grants.............................................................................38
         4.24     Business in Compliance with Law...............................................................38
         4.25     Governmental Authorizations...................................................................39
         4.26     Restrictive Covenants.........................................................................39
         4.27     Intellectual Property.........................................................................40
         4.28     Equipment Contracts...........................................................................41
         4.29     Owned Real Property...........................................................................41
         4.30     Leased Real Property..........................................................................41
         4.31     Real Property Generally.......................................................................42
         4.32     Environmental Matters.........................................................................44
         4.33     Employment Matters............................................................................46
         4.34     Collective Agreements.........................................................................48
         4.35     Pension and Other Benefit Plans...............................................................48
         4.36     Personal Information..........................................................................51
         4.37     Insurance.....................................................................................51
         4.38     Material Contracts............................................................................52
         4.39     Copies of Agreements, etc.....................................................................52
         4.40     Litigation....................................................................................52
         4.41     Tax Matters...................................................................................53
         4.42     Tax Data......................................................................................56
         4.43     Books and Records and Validated Assays........................................................58
         4.44     Corporate Records.............................................................................58
         4.45     Management Recommendation Letters.............................................................58
         4.46     Trade Allowances..............................................................................58
         4.47     Third Party Consents..........................................................................59
         4.48     Location of the Assets........................................................................59
         4.49     Bank Accounts, etc............................................................................59
         4.50     Powers of Attorney............................................................................59
         4.51     Absence of Questionable Payments..............................................................60
         4.52     No Broker.....................................................................................60
         4.53     Trials........................................................................................60
         4.54     Full Disclosure...............................................................................61

ARTICLE 5
         REPRESENTATIONS AND WARRANTIES OF THE PURCHASER........................................................62
         5.1      Incorporation.................................................................................62
         5.2      Due Authorization.............................................................................62
         5.3      Enforceability of Obligations.................................................................62
         5.4      Absence of Conflicting Agreements.............................................................62
         5.5      Litigation....................................................................................63
         5.6      No Broker.....................................................................................63
         5.7      SFBC Shares and  SFBC Options.................................................................64
         5.8      Prospectus; SEC Documents; SFBC Financial Statements..........................................64
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ARTICLE 6
         NON-WAIVER; SURVIVAL...................................................................................65
         6.1      Non-Waiver....................................................................................65
         6.2      Nature and Survival...........................................................................66

ARTICLE 7
         PURCHASER'S CONDITIONS PRECEDENT.......................................................................67
         7.1      Truth and Accuracy of Representations of Vendors at the Closing Time..........................67
         7.2      No Material Adverse Change....................................................................68
         7.3      No Litigation.................................................................................68
         7.4      Performance of Obligations....................................................................68
         7.5      Receipt of Closing Documentation..............................................................68
         7.6      Investment Letter.............................................................................69
         7.7      Opinion of Counsel for Vendors................................................................69
         7.8      Consents, Authorizations and Registrations....................................................69
         7.9      No Proceedings................................................................................69
         7.10     Encumbrances..................................................................................70
         7.11     Bonus Waiver..................................................................................70
         7.12     Releases......................................................................................70
         7.13     Key Employees.................................................................................70
         7.14     Liabilities...................................................................................70
         7.15     Corporate Actions.............................................................................70
         7.16     Anapharm Options..............................................................................71
         7.17     Share Certificates............................................................................71
         7.18     Directors and Officers of the Company.........................................................71
         7.19     Securities Law Compliance.....................................................................71
         7.20     Escrow........................................................................................72
         7.21     Employees' Covenants..........................................................................72
         7.22     Repayment of Advances.........................................................................72
         7.23     Termination...................................................................................72

ARTICLE 8
         VENDORS' CONDITIONS PRECEDENT..........................................................................73
         8.1      Truth and Accuracy of Representations of the Purchaser and SFBC at Closing Time...............73
         8.2      Performance of Obligations....................................................................73
         8.3      Opinion of Counsel for Purchaser..............................................................73
         8.4      SFBC Shares, SFBC Plan and SFBC Options Approvals.............................................73
         8.5      Receipt of Closing Certificate................................................................74
         8.6      No Proceedings................................................................................74

ARTICLE 9
         COVENANTS AND AGREEMENTS...............................................................................74
         9.1      General.......................................................................................74
         9.2      Conduct of Business Prior to Closing..........................................................75
         9.3      Specific Transactions.........................................................................75
         9.4      Status of Contracts...........................................................................77
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         9.5      Maintenance of Assets.........................................................................78
         9.6      Preservation of Business Relationships........................................................78
         9.7      Litigation....................................................................................78
         9.8      Compliance....................................................................................78
         9.9      Consents......................................................................................78
         9.10     Notice of Defaults............................................................................79
         9.11     Access for Investigation......................................................................79
         9.12     Actions to Satisfy Closing Conditions.........................................................79
         9.13     Consent to Jurisdiction.......................................................................79
         9.14     Covenants Relating to Intellectual Property...................................................80

ARTICLE 10
         INDEMNIFICATION........................................................................................81
         10.1     Indemnifications for Breaches of Covenants and Warranty, etc..................................81
         10.2     Indemnification Procedures for Third Party Claims.............................................83
         10.3     Other Indemnification Provisions..............................................................85
         10.4     Losses Defined................................................................................85

ARTICLE 11
         ADDITIONAL COVENANTS OF THE PARTIES....................................................................86
         11.1     Outstanding Anapharm Options..................................................................86
         11.2     Preparation of Filings........................................................................86
         11.3     Covenants of Purchaser Regarding SFBC Securities..............................................87
         11.4     Restriction on Future Sales by Vendors........................................................87
         11.5     SFBC Share Legends............................................................................87
         11.6     Stub Period Returns...........................................................................88

ARTICLE 12
         TERMINATION............................................................................................88
         12.1     Termination of Agreement......................................................................88
         12.2     Effect of Termination.........................................................................89
         12.3     Exclusive Dealing.............................................................................89
         12.4     Termination Fee...............................................................................90

ARTICLE 13
         POST-CLOSING COVENANTS.................................................................................91
         13.1     Post-Closing Covenants........................................................................91

ARTICLE 14
         GENERAL................................................................................................93
         14.1     Public Notices................................................................................93
         14.2     Expenses......................................................................................93
         14.3     Vendors' Representatives......................................................................93
         14.4     Notices.......................................................................................94
         14.5     Assignment....................................................................................96
         14.6     Amendment.....................................................................................96
         14.7     Further Assurances............................................................................96
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         14.8     Language......................................................................................97
         14.9     Execution and Counterparts....................................................................97

     THIS SHARE PURCHASE AGREEMENT is made on March 4, 2002 at Montreal,

     Province of Quebec.

among:


     Sofinov Societe Financiere d'Innovation Inc., a corporation governed by the laws of Quebec, and

     Gestion M&D Provencher Inc., a corporation governed by the laws of Canada,

     and

     Fregico Inc., a corporation governed by the laws of Quebec, and

     Gestion Marc LeBel Inc., a corporation governed by the laws of Quebec, and

     Marc LeBel, of Quebec City (Quebec), and

     Francois Vallee, of Quebec City (Quebec), and

     Jean Marier, of Quebec City (Quebec), and

     Robert Goyer, of Montreal (Quebec) and

     Serge Carriere, of Montreal (Quebec), and

     Guylaine Perron, of Quebec City (Quebec), and

     Johane B. Champagne, of St.Raymond (Quebec), and

     Stephane Marin, of Quebec City (Quebec), and

     Eric Masson, of Quebec City (Quebec), and

     Nicola Stephan D'Ulisse, of St.Lazare (Quebec),

     (each, individually, a "Shareholder" and, collectively, the "Shareholders")

AND:

     The Option Holders enumerated on Annex A hereto

     (the Option Holders and Shareholders are herein each referred to as,

     individually a "Vendor" and, collectively, the "Vendors")

AND:

     SFBC Canada, Inc., a corporation governed by the laws of Canada,

     (the "Purchaser")

AND:

     SFBC International, Inc., a corporation governed by the laws of Delaware,

     ("SFBC")

AND:

     Anapharm Inc., a corporation governed by the laws of Quebec;

     (the "Company")

RECITALS:

A. The Shareholders beneficially own and control all of the issued and outstanding shares of the Company.

B.   The Option Holders beneficially own all of the outstanding Anapharm
     Options.

C. The Vendors have agreed to sell to the Purchaser and the Purchaser has agreed to purchase from the Vendors all of the issued and outstanding shares of the Company as of the Closing Date (including those to be issued by the Company as a result of the exercise of all of the outstanding Anapharm Options), on the terms and conditions of this Agreement.

THEREFORE, the parties agree as follows:

                                   ARTICLE 1
                  DEFINITIONS AND PRINCIPLES OF INTERPRETATION


1.1  Definitions

Whenever used in this Agreement, the following words and terms have the meanings set out below:

     "Accounts Payable" means amounts due and owing by the Company to traders, suppliers and other Persons in the ordinary course of business;

     "Accounts Receivable" means accounts receivable, bills receivable, trade accounts, book debts and insurance claims recorded as receivable in the Books and Records and any other amount due to the Company including any refunds and rebates, and the benefit of all security (including cash deposits), guarantees and other collateral held by the Company;

     "Accrued Liabilities" means accrued liabilities of the Company, including accruals for vacation pay and customer rebates;

     "Affiliate" has the meaning given in the Canada Business Corporations Act, as amended from time to time;

     "Agreement" means this Share Purchase Agreement, including all schedules, and all amendments or restatements, as permitted, and references to "Article" or "Section" mean the specified Article or Section of this Agreement;

     "Anapharm Options" means options to purchase Class A and Class D shares of Anapharm issued under the Anapharm Plan as set forth at Schedule 4.5;

     "Anapharm Plan" means the Anapharm Stock Option Plan dated February 18, 1999, as amended;

     "arm's length" has the meaning that it has for purposes of the Income Tax Act (Canada);

     "Auditor" means Ernst & Young, Chartered Accountants;

     "Balance Sheet" means the balance sheet of the Company as at April 30, 2001, forming part of the Financial Statements;

     "Base Amount" has the meaning set forth in Section 3.1;

     "Benefit Plans" means plans, arrangements, agreements, programs, policies, practices or undertakings, whether oral or written, formal or informal, funded or unfunded, registered or unregistered to which the Company is a party or by which the Company is bound or under which the Company has, or will have, any liability or contingent liability, relating to:

     (a)  Pension Plans;


     (b) plans in the nature of insurance plans, providing for employment benefits relating to disability or wage or benefits continuation during periods of absence from work (including, short term disability, long term disability, workers compensation and maternity and parental leave), and any and all employment benefits relating to hospitalization, healthcare, medical or dental treatments or expenses, life insurance, accidental death and dismemberment insurance, death or survivor's benefits and supplementary employment insurance, in each case regardless of whether or not such benefits are insured or self-insured; or


     (c) plans in the nature of compensation plans, which means all employment benefits relating to bonuses, incentive pay or compensation, performance compensation, deferred compensation, profit sharing or deferred profit sharing, share purchase, share option, stock appreciation, phantom stock, vacation or vacation pay, sick pay, severance or termination pay, employee loans or separation from service benefits, or any other type of arrangement providing for compensation or benefits additional to base pay or salary;

     with respect to any of its Employees or former employees (or any spouses, dependants, survivors or beneficiaries of any such Employees or former employees), directors or officers, individuals working on contract with the Company or other individuals providing services to any of them of a kind normally provided by employees or eligible dependants of such Person excluding Statutory Plans;

     "Books and Records" means books and records of the Company, including financial, corporate, operations and sales books, records, books of account, sales and purchase records, lists of suppliers and customers, formulae, business reports, plans and projections and all other documents, surveys, plans, files, records, correspondence, and other data and information, financial or otherwise, including all data and information stored on computer-related or other electronic media;

     "Business Day" means any day, other than a Saturday or Sunday, on which banks in Montreal, Quebec are generally open for commercial banking business during normal banking hours;

     "Claims" includes claims, demands, actions, suits, causes of action, assessments or reassessments, charges, judgments, debts, Liabilities, expenses, costs, damages or losses, including loss of value, professional fees and all costs incurred in investigating or pursuing any of the foregoing or any proceeding relating to any of the foregoing;

     "Closing" means the completion of the sale to and purchase by the Purchaser of the Purchased Shares under this Agreement;

     "Closing Date" means March 14, 2002, or such other date as the Parties may agree in writing as the date upon which the Closing shall take place;

     "Closing Date Financial Statements" means the audited balance sheet of the Company as at the Closing Date, showing all of the assets and liabilities of the Company, and shall also include a statement of the Closing Net Working Capital, together with an unqualified opinion of the Auditor to the effect that the Closing Date Financial Statements have been prepared in accordance with GAAP consistently applied with those used in the Financial Statements and presents fairly in all material respects the assets and liabilities of the Company;

     "Closing Time" means 3:00 o'clock p.m. Montreal time, on the Closing Date or such other time on such date as the Parties may agree in writing as the time at which the Closing shall take place;

     "Closing Net Working Capital" shall mean the Company's Net Working Capital as of the Closing Date;

     "Collective Agreements" means collective agreements and related documents including benefit agreements, letters of understanding, letters of intent and other written communications with bargaining agents or trade unions by which the Company or any of the Subsidiaries is bound or which impose any obligations upon the Company or any of the Subsidiaries or set out the understanding of the parties with respect to the meaning of any provisions of such collective agreements;

     "Confidential Information" includes, but is not limited to, trade secrets, processes, policies, procedures, techniques including recruiting techniques, designs, drawings, know-how, show-how, technical information, specifications, computer software and source code, information and data relating to the development, research, testing, costs, marketing and uses of the Services (as defined herein), the Company's or its Affiliates' budgets and strategic plans, and the identity and special needs of Customers, databases, data, all technology relating to the Company's or its Affiliates' businesses, systems, methods of operation, client or Customer lists, Customer information, solicitation leads, marketing and advertising materials, methods and manuals and forms, all of which pertain to the activities or operations of the Company, names, home addresses and all telephone numbers and e-mail addresses of the Company's or its Affiliates' employees, former employees and full-time consultants. In addition, Confidential Information also includes the identity of Customers and the identity of and telephone numbers, e-mail addresses and other addresses of employees or agents of Customers who are the persons with whom the Company's employees and agents communicate in the ordinary course of business. Confidential Information also includes, without limitation, Confidential Information received from the Company's Affiliates. As used herein, the term "Services" shall include all clinical or pre-clinical research, testing, protocol design, data management, medical writing or other services relating to proposed or actual formulations, foods, drugs and medical devices engaged in by the Company or any Affiliate prior to Closing. For purposes of this Agreement, the following will not constitute Confidential Information (i) information which is available to the public through no act of the Vendors, and (ii) information which is lawfully obtained by the Vendors in writing from a third party who did not acquire such confidential information or trade secret, directly or indirectly, from the Company or the Company's Affiliates;

     "Contract" means any oral or written contract, licence, lease, agreement, commitment, entitlement or engagement to which the Company is a party or by which it is bound or under which the Company has, or will have, any liability or contingent liability, and includes any quotation, order or tender for any contract which remains open for acceptance and any warranty, guarantee or commitment (express or implied);

     "Control" has the meaning given in the Canada Business Corporations Act and "Controlling" has a similar meaning;

     "Conversion Rate" means the noon spot rate for the exchange of Canadian Dollars into U.S. Dollars as published by the Bank of Canada on the Business Day prior to the date of the signing hereof, namely 0.6269;

     "Converted" means the amount or price in question expressed in United States Dollars after conversion at the Conversion Rate;

     "Customer" means Persons that are customers (past or existing) or known prospective customers of the Company at Closing;

     "Danapharm" means Danapharm Clinical Research Inc., a company governed by the laws of Ontario;

     "Danapharm Financials" means the audited financial statements of Danapharm for the period ended April 30, 2001, consisting of a balance sheet and a statement of earnings and retained earnings;

     "Employees" means those individuals employed or retained by the Company on a full-time, part-time or temporary basis, including those employees on disability leave, parental leave or other absence;

     "Employee Vendors" has the meaning set forth in Section 3.2 and includes Gestion Marc LeBel Inc.;

     "Employment Contract" means any Contract, whether oral or written, relating to an Employee, including any communication or practice relating to an Employee which imposes any obligation on the Company;

     "Employment Legislation" means all federal and provincial legislation, including the regulations promulgated thereunder, applicable to or governing employment related matters, including without limitation, the Civil Code of Quebec, the Act Respecting Labour Standards (Quebec), the Charter of Human Rights and Freedoms (Quebec), the Pay Equity Act (Quebec), the Act Respecting Occupational Health and Safety (Quebec), the Act Respecting Industrial Accidents and Occupational Diseases (Quebec), the Act Respecting the Quebec Pension Plan (Quebec and the Unemployment Insurance Act (Canada) and similar laws of other jurisdictions;

     "Employment Standards Legislation" means, collectively, the Act Respecting Labour Standards (Quebec) and the Charter of Human Rights and Freedoms (Quebec) and similar laws of other jurisdictions;

     "Encumbrance" means any pledge, lien, charge, security interest, lease, title retention agreement, mortgage, hypothec, prior claim, restriction, development or similar agreement, easement, servitude, right-of-way, title defect, option or adverse claim, or encumbrance of any kind or character whatsoever;

     "Environment" means the environment or natural environment as defined in any Environmental Laws and includes air, surface water, ground water, land surface, soil, subsurface strata, any sewer system and the environment in the workplace;

     "Environmental Approval" means any approval, permit, certificate, licence, authorization, consent, agreement, instruction, direction, registration, or approval issued, granted, conferred or required by a Governmental Authority pursuant to an Environmental Law with respect to the operations, business or assets of the Company;

     "Environmental Laws" means those Laws relating to the Environment, product liability, or employee or public health and safety, and includes any Laws relating to the storage, generation, use, handling, manufacture, processing, labelling, advertising, sale, display, transportation, treatment, reuse, recycling, Release and disposal of Hazardous Substances;

     "Equipment Contracts" means motor vehicle leases, equipment leases, conditional sales contracts, "credit-bail", title retention agreements, sale - lease back agreements and other similar agreements relating to equipment used by the Company;

     "Escrow Agent" means The Trust Company of Bank of Montreal;

     "Escrow Agreement" means the Escrow Agreement in substantially the form attached at Schedule 1.1(a);

     "Estimated Net Working Capital" shall mean the Net Working Capital of the Company as of January 31st, 2002, being $9,862,330;

     "Financial Statements" means the audited financial statements of the Company for the fiscal year ended April 30, 2001, consisting of the Balance Sheet and the statements of earnings and retained earnings and changes in financial position and all notes thereto as reported upon by Ernst & Young, Chartered Accountants, and the Interim Financial Statements, copies of which are annexed as Schedule 4.12;

     "Fixed Assets" means fixed assets, machinery, equipment, fixtures, furniture, furnishings, vehicles, material handling equipment, implements, parts, tools, patterns and tooling, spare parts owned or used or held by the Company, including any which are in storage or in transit, and other tangible property and facilities used by the Company whether located in or on the premises of the Company or elsewhere, including assets (excluding leasehold improvements) having an acquisition cost of more than $50,000 that are listed and described in Schedule 4.48;

     "GAAP" means the accounting principles recommended, from time to time, in the Handbook of the Canadian Institute of Chartered Accountants;

     "Governmental Authority" means any government, regulatory authority, governmental department, agency, commission, board, tribunal, dispute settlement panel or body, bureau, official, minister, Crown corporation, court or other law, rule or regulation-making entity having or purporting to have jurisdiction on behalf of any nation, or province or state or other geographic or political subdivision thereof and includes the Quebec Securities Commission, the United States Food and Drug Agency and the United States Drug Enforcement Agency, Health Canada and similar organizations and agencies in the United States, Canada and Europe;

     "Governmental Authorization" means any authorization, approval, including Environmental Approval, franchise, certificate or certification, order, consent, directive, notice, licence, permit, variance, registration or similar right issued to or required by the Company by or from any Governmental Authority;

     "Hazardous Substance" means any pollutant, contaminant, waste of any nature, hazardous substance, hazardous material, toxic substance, prohibited substance, dangerous substance or dangerous good as defined, judicially interpreted or identified in any Environmental Laws including any asbestos or asbestos-containing materials;

     "Independent Auditor" means Deloitte Touche, Chartered Accountants or such other independent auditing firm as the parties may otherwise agree;

     "Individual Base Amount" has the meaning set forth in Section 3.2;

     "Individual Escrow Amount" has the meaning set forth in Section 3.2;

     "Individual Share Allocation" has the meaning set forth in Section 3.2;

     "Intellectual Property" means intellectual property rights, including all patents, copyright, Trade-marks, industrial designs and integrated circuit topographies, owned or used by the Company and all Technical Information, including the intellectual property rights listed and described in Schedule 4.27;

     "Interim Financial Statements" means the unaudited financial statements of the Company for the period ended January 31, 2002 consisting of a balance sheet and a statement of earnings and retained earnings;

     "Inventories" means inventories of every kind and nature and wheresoever situate of the Company including inventories of raw materials, work-in-progress, finished goods and by-products, spare parts, operating supplies and packaging materials;

     "Investment Option" means that certain Option Agreement dated October 22, 1999 between Deadal Management & Investment Inc., the Company and Danapharm, as amended by a Letter of Agreement between the Company, the Bank of Montreal, Deadal Management & Investment Inc. and Danapharm, pursuant to which the Company has the right, upon payment of the price stipulated therein to acquire an additional 5% of the issued and outstanding voting shares, on a fully diluted basis, of Danapharm;

     "Key Employees" means those Employees listed on Schedule 3.10;

     "Laws" means applicable laws (including common law), statutes, by-laws, rules, regulations, orders, ordinances, protocols, codes, guidelines, treaties, policies, notices, directions and judicial, arbitral, administrative, ministerial or departmental judgements, awards or other requirements of any Governmental Authority, including Occupational Health and Safety Laws, Employment Legislation, Employment Standards Legislation and laws relating to the development, trials or commercialization of food, drugs, medical devices or other controlled substances or materials;

     "Leased Real Property" or "Leased Property" mean premises which are used by the Company which are leased, subleased, licensed or otherwise occupied by the Company and the interest of the Company in all plants, buildings, structures, fixtures, erections, improvements, easements, servitudes, rights-of-way, spur tracks and other appurtenances situate on or forming part of such premises;

     "Liability" or "Liabilities" means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any customer rebates and Liability for Taxes;

     "Material Contract" means any Contract (i) involving payments to or by the Company in excess of $30,000, (ii) involving rights or obligations of the Company that may reasonably extend beyond twelve (12) months, (iii) which is outside the ordinary course of business, (iv) which does not or cannot be terminated without penalty on less than one month notice, or (v) which restricts in any way the business or activities of the Company. All Contracts with Material Suppliers or Customers shall be deemed to be included within "Material Contracts";

     "Material Suppliers or Customers" has the meaning set forth in Section
     4.19;

     "Net Working Capital" shall mean current assets of the Company (including cash and cash equivalents) less current liabilities (including current portion of long term debt), all of which shall be determined from the Interim Financial Statements and the Closing Date Financial Statements;

     "Notice" has the meaning given in Section 14.4;

     "Occupational Health and Safety Laws" means all Laws relating in full or in part to the protection of employee or worker health and safety, including the Act Respecting Industrial Accidents and Occupational Diseases (Quebec) and the Act Respecting Occupation Health and Safety (Quebec) and any successor legislation and similar laws, including the regulations promulgated thereunder, of other jurisdictions;

     "Option Holders" means all Persons to whom Anapharm Options have been issued and are outstanding on the date of this Agreement and that are listed on Annex A hereto;

     "Option Receipts" means an amount equal to those cash proceeds actually received by the Company in consideration for the exercise of Anapharm Options between February 8, 2002 and two Business Days prior to the Closing Date and which shall be communicated by Vendors to Purchaser (with backup and justification satisfactory to Purchaser) at least one Business Day prior to the Closing Date.

     "Owned Real Property" means real (immovable) property, owned or purported to be owned, by the Company, or real (immovable) property, other than Leased Real Property, in which the Company has an interest, including all plants, buildings, structures, fixtures, erections, improvements, easements, servitudes, rights-of-way, spur tracks and other appurtenances situate on or forming part of such real (immovable) property;

     "Parties" means the Vendors and the Purchaser collectively, and "Party" means any one of them;

     "Pension Plans" means all benefits relating to retirement or retirement savings including pension plans, pensions or supplemental pensions, "registered retirement savings plans" (as defined in the Income Tax Act (Canada)), "registered pension plans" (as defined in the Income Tax Act (Canada)) and "retirement compensation arrangements" (as defined in the Income Tax Act (Canada));

     "Permitted Encumbrances" means the Encumbrances listed in Schedule 1.1(b);

     "Person" means any individual, sole proprietorship, partnership, firm, entity, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, Governmental Authority, and where the context requires any of the foregoing when they are acting as trustee, executor, administrator or other legal representative;

     "Personal Information" means any information in the possession or under the control of the Company about an identifiable individual other than the name, title or business address or telephone number of an Employee;

     "Purchase Price" has the meaning given in Section 3.1;

     "Purchased Shares" means all of the issued and outstanding shares in the capital of the Company as of the Closing Date;

     "Rate" means the rate per annum equal to the rate quoted by the Bank of Montreal as the reference rate of interest it uses for determining interest rates on Canadian dollar commercial loans in Canada and designated as such Bank's prime rate;

     "Real Property" means the Owned Real Property and the Leased Real Property;

     "Real Property Leases" means those agreements to lease, leases, subleases or licences or other agreements or rights pursuant to which the Company uses or occupies the Leased Real Property;

     "Release" has the meaning prescribed in any Environmental Laws and includes, any sudden, intermittent or gradual release, spill, leak, pumping, addition, pouring, emission, emptying, discharge, injection, escape, leaching, disposal, dumping, deposit, spraying, burial, abandonment, incineration, seepage, placement or introduction, whether accidental or intentional;

     "Remedial Order" means any administrative complaint, direction, order or sanction issued, filed, imposed or threatened by any Governmental Authority pursuant to any Environmental Laws and includes, any order requiring investigation or remediation of any site or any remediation or clean-up of any Hazardous Substance, or requiring that any Release or any other activity be reduced, modified or eliminated or requiring any form of payment or co-operation be provided to any Governmental Authority;

     "SFBC" means SFBC International Inc., a corporation governed by the laws of Delaware;

     "SFBC Options" means options to purchase SFBC Shares under the SFBC Plan;

     "SFBC Plan" means the Amended and Restated 1999 SFBC Stock Option Plan, as amended;

     "SFBC Shares" means shares of common stock of SFBC;

     "SFBC Share Price" has the meaning set forth in Section 3.2;

     "Share Based Rights" has the meaning set forth in Section 4.5;

     "Shareholders' Agreement" has the meaning set forth in Section 4.4.

     "Statutory Plans" means statutory Benefit Plans which the Company are required to comply with, including the Canada and Quebec Pension Plans and plans administered pursuant to applicable health tax, workers' compensation and unemployment insurance legislation;

     "Subjects" means individuals subject to research, testing or trials by, at or under the control of the Company or Danapharm;

     "Subsidiaries" means corporations in which the Company has a controlling interest as defined in the Canada Business Corporations Act;

     "Tax Returns" includes all returns, reports, declarations, elections, notices, filings, forms, statements and other documents (whether in tangible, electronic or other form) and including any amendments, schedules, attachments, supplements, appendices and exhibits thereto, made, prepared, filed or required to be made, prepared or filed by Law in respect of Taxes;

     "Taxes" includes any taxes, duties, fees, premiums, assessments, imposts, levies and other charges of any kind whatsoever imposed by any Governmental Authority, including all interest, penalties, fines, additions to tax or other additional amounts imposed by any Governmental Authority in respect thereof, and including those levied on, or measured by, or referred to as, income, gross receipts, profits, capital, transfer, land transfer, sales, goods and services, harmonized sales, use, value-added, excise, stamp, withholding, business, franchising, property, development, occupancy, employer health, payroll, employment, health, social services, education and social security taxes, all surtaxes, all customs duties and import and export taxes, countervail and anti-dumping, all license, franchise and registration fees and all employment insurance, health insurance and Canada, Quebec and other government pension plan premiums or contributions;

     "Technical Information" means all know-how and related technical knowledge used by the Company including:

     (a) all trade secrets, confidential information and other proprietary know-how (including those relating to Validated Assays);

     (b)  all public information and non-proprietary know-how;

     (c) any information of a scientific, technical, financial or business nature regardless of its form;

     (d) all documented research, forecasts, studies, marketing plans, budgets, market data, developmental, demonstration or engineering work;

     (e) all information that can be or is used to define a design or process or procure, produce, support or operate material and equipment;

     (f)  all software but excluding the source code version of such software;

     (g)  methods of production and procedures; and

     (h) all formula and designs, drawings, blueprints, patterns, plans, flow charts, parts lists, manuals and records.

     "Trade-marks" means all trade-marks, trade-names, brands, trade dress, business names, Uniform Resource Locators ("URL"), domain names, tag lines, designs, graphics, logos and other commercial symbols and indicia of origin whether registered or not, and any goodwill associated therewith, used by the Company including applications and registrations therefore and, without limitation, trade-marks, trade-names, brands, trade dress, business names, URL, domain names, tag lines, designs, graphics, logos and other commercial symbols and indicia of origin identified in Schedule 4.27.

     "Union Plans" means Benefit Plans which are or are required to be established and maintained pursuant to a Collective Agreement and which are not maintained or administered by the Company, any of the Subsidiaries or any of their affiliates;

     "Validated Assays" means drug and/or metabolite assays developed either by HPLC, LC-MS, LC-MS-MS, GC-MS, and RIA techniques and validated according to current

     Good Laboratory Practice guidelines. These assay methods are used in different biological matrices, such as plasma, urine, serum, etc.

     "Vendors" means the Persons identified as such on the first page hereof;

     "Vendors' Agent" means The Trust Company of Bank of Montreal, who will, for the specific purposes contemplated in this Agreement, act as agent and mandatory for all of the Vendors;

     "Vendors' Representatives" means collectively the Persons designated by the Vendors in accordance with Section 14.3 below, who will, for the specific purposes contemplated in this Agreement, act together as agents and mandataries for all of the Vendors.

     "Workers' Compensation Tribunal" means, collectively, the Commission de la sante et de la securite du travail and the Commission d'appel en matiere de lesions professionnelles under the Act Respecting Industrial and Occupational Diseases (Quebec) and any successor commissions or tribunals and similar commissions and tribunals of other jurisdictions.

1.2  Certain Rules of Interpretation

In this Agreement:

     (a) Consent - Whenever a provision of this Agreement requires an approval or consent and such approval or consent is not delivered within the applicable time limit, then, unless otherwise specified, the Party whose consent or approval is required shall be conclusively deemed to have withheld its approval or consent.

     (b) Currency - Unless otherwise specified, all references to money amounts are to lawful currency of Canada.

     (c) Governing Law - This Agreement is a contract made under and shall be governed by and construed in accordance with the laws of the Province of Quebec and the federal laws of Canada applicable in the Province of Quebec.

     (d) Headings - Headings of Articles and Sections are inserted for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

     (e) Including - Where the word "including" or "includes" is used in this Agreement, it means "including (or includes) without limitation".

     (f) No Strict Construction - The language used in this Agreement is the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party.

     (g) Number and Gender - Unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders.

     (h) Severability - If, in any jurisdiction, any provision of this Agreement or its application to any Party or circumstance is restricted, prohibited or unenforceable, such provision shall, as to such jurisdiction, be ineffective only to the extent of such restriction, prohibition or unenforceability without invalidating the remaining provisions of this Agreement and without affecting the validity or enforceability of such provision in any other jurisdiction or without affecting its application to other Parties or circumstances.

     (i) Statutory references - A reference to a statute includes all regulations made pursuant to such statute and, unless otherwise specified, the provisions of any statute or regulation which amends, supplements or supersedes any such statute or any such regulation.

     (j) Time - Time is of the essence in the performance of the Parties' respective obligations and the mere lapse of time shall have the effects contemplated herein and by law.

     (k) Time Periods - Unless otherwise specified, time periods within or following which any payment is to be made or act is to be done shall be calculated by excluding the day on which the period commences and including the day on which the period ends and by extending the period to the next Business Day following if the last day of the period is not a Business Day.

1.3  Knowledge

Any reference to the knowledge of any Party means to the best of the knowledge, information and belief of such Party after making reasonable due inquiries regarding the relevant matter.

1.4  Entire Agreement

This Agreement and the agreements and other documents required to be delivered pursuant to this Agreement, constitutes the entire agreement between the Parties and set out all the covenants, promises, warranties, representations, conditions, understandings and agreements between the Parties pertaining to the subject matter of this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, including, without limitation, that certain letter of intent signed by certain Vendors and SFBC International Inc. dated February 8, 2002. There are no covenants, promises, warranties, representations, conditions, understandings or other agreements, oral or written, express, implied or collateral between the Parties in connection with the subject matter of this Agreement except as specifically set forth in this Agreement and any document required to be delivered pursuant to this Agreement.

1.5  Schedules

The schedules to this Agreement, as listed below, are an integral part of this
Agreement:

                  Schedule                 Description
                  --------                 -----------
                 *Schedule 1.1(a)          Form of Escrow Agreement**
                  Schedule 1.1(b)          Permitted Encumbrances

                 *   Schedule 3.2         Purchase Price and Escrow Allocation**
                 *   Schedule 3.7         Allocation of Purchase Price**
                 *   Schedule 3.10A       Key Employees
                 Schedule 3.10B           Form of SFBC Stock Option Agreement
                 Schedule 4.3             Danapharm Capitalization
                 *   Schedule 4.4         Purchased Shares
                 Schedule 4.5             Capitalization
                 Schedule 4.12            Financial Statements
                 Schedule 4.13            Undisclosed Liabilities
                 *   Schedule 4.16        Non-Arm's Length Transactions
                 *   Schedule 4.19        Material Suppliers and Customers**
                 Schedule 4.23            Government Grants
                 Schedule 4.25            Governmental Authorizations
                 Schedule 4.27            Intellectual Property**
                 *   Schedule 4.28        Equipment Contracts**
                 Schedule 4.30            Leased Real Property
                 Schedule 4.32            Environmental Matters
                 *   Schedule 4.33        Employment Matters**
                 Schedule 4.35            Pension and Benefit Plans
                 *   Schedule 4.37        Insurance**
                 *   Schedule 4.38        Material Contracts**

[* Confidential Treatment Requested for Portions of these Schedules]
** These Schedules to be Filed in paper format under cover of Form SE pursuant to Form TH.

                  Schedule 4.40            Litigation**
                  Schedule 4.41            Tax Matters**
                  *   Schedule 4.42        Tax Data**
                  *   Schedule 4.46        Trade Allowances**
                  Schedule 4.47            Third Party Consents
                  *   Schedule 4.48        Location of the Assets**
                  *   Schedule 4.49        Bank Accounts
                  Schedule 4.50            Powers of Attorney
                  Schedule 4.53            Trials
                  Schedule 7.6             Investment Letter
                  Schedule 7.7             Opinion of Vendors' Counsel
                  Schedule 7.13            Employment Contract
                  Schedule 7.18            Form of Resignation and Release of
                                           Directors and Officers of the Company
                  Schedule 7.21            Employees' Covenants

[* Confidential Treatment Requested for Portions of these Schedules]
** These Schedules to be Filed in paper format under cover of Form SE pursuant to Form TH.

                                   ARTICLE 2
                                PURCHASE AND SALE

2.1  Action by Vendor and Purchaser

Subject to the provisions of this Agreement, at the Closing Time:

     (a) Purchase and Sale of Purchased Shares - the Vendors shall sell, transfer, assign and deliver to Purchaser and the Purchaser shall purchase all of the Purchased Shares;

     (b) Payment of Purchase Price - the Purchaser shall pay the Purchase Price to the Vendors as provided in Section 3.2;

     (c) Transfer and Delivery of the Purchased Shares - the Vendors shall transfer and deliver to the Purchaser share certificates representing the Purchased Shares duly endorsed in blank for transfer, or accompanied by irrevocable security transfer powers of attorney duly executed in blank, in either case by the holders of record, and shall take such steps as shall be necessary to cause the Company to enter the Purchaser or its nominee(s) upon the books of the Company as the holder of the Purchased Shares and to issue one or more share certificates to the Purchaser or its nominee(s) representing the Purchased Shares; and

     (d) Other Documents - the Vendors and Purchaser shall sign and deliver such other documents as may be necessary to complete the transactions provided for in this Agreement.

2.2  Place of Closing

The Closing shall take place at the Closing Time at the offices of Osler, Hoskin & Harcourt located at 800 West Rene-Levesque Blvd., Suite 800, Montreal, Quebec, or at such other place as may be agreed upon by the Vendors and the Purchaser.

                                   ARTICLE 3
                                 PURCHASE PRICE

3.1  Purchase Price

The amount payable by the Purchaser for the Purchased Shares (the "Purchase Price") shall be the sum of (i) $44,000,000 (the "Base Amount"), (ii) the Option Receipts and (iii) $2,000,000 of SFBC Shares.

3.2  Satisfaction of Purchase Price

The Purchaser shall satisfy the Purchase Price as follows:

     (i) subject to clause 3.2(ii) below, by payment at the Closing Time to each Vendor of its share of the Base Amount proportional to its shareholdings in the Company as at Closing (an "Individual Base Amount"), which amount is set forth opposite such Vendor's name on
          Schedule 3.2. Such payment shall be deemed completed and effective once made by Purchaser to Vendors' Agent on behalf of all Vendors, by certified cheque, bank draft or wire transfer;

     (ii) those Vendors that are Employees of the Company as at the Closing Time ("Employee Vendors") shall receive their respective Individual Base Amount in a combination of cash and SFBC Shares as follows: At Closing Time, Purchaser shall pay to each Employee Vendor 70% of its Individual Base Amount in cash and the balance (the "Individual Share Allocation") in SFBC Shares. Such cash payment shall be deemed completed and effective once made by Purchaser to Vendors' Agent on behalf of all the Employee Vendors, by certified cheque, bank draft or wire transfer. At Closing Time, Purchaser shall cause SFBC to issue to each Employee Vendor that number of SFBC Shares calculated by dividing such Employee Vendor's Converted Individual Share Allocation by the SFBC Share Price (as defined in clause 3.2(iii) below) and to deliver (or cause the delivery) to the Vendors the share certificates representing those SFBC Shares.

     (iii) at the Closing Time Purchaser shall cause SFBC, and SFBC agrees and covenants, to issue to each Vendor that number of SFBC Shares set opposite such Vendor's name on Schedule 3.2 and to deliver to the Vendors the share certificates representing those SFBC Shares, which number (the "Base Share Allocation") shall be determined by dividing $2,000,000 Converted as follows: by the 20 trading day weighted average closing price of SFBC Shares on the Nasdaq Stock Market measured by the period ending two trading days before the date of the execution of this Agreement, namely US$17.51 (the "SFBC Share Price") which quotient shall then be distributed to the Vendors proportionally to their respective shareholdings in the Company as set forth on
          Schedule 3.2. Purchaser shall have the option (which it may exercise up to the date preceding the Closing Date by giving written notice to the Vendors' Representatives) to pay to the Vendors (pro rata to their shareholdings in the Company as set forth on Schedule 3.2) $2,000,000 in certified cheque, bank draft or wire transfer and in that event the SFBC Shares contemplated above as the Base Share Allocation shall not be issued to the Vendors; and

     (iv) by payment to each Vendor of its share of the Option Receipts proportional to its shareholdings in the Company as at Closing, which share is set forth opposite each Vendor's name on Schedule 3.2. Such payment shall be deemed completed and effective once made by Purchaser to Vendors' Agent on behalf of all Vendors, by certified cheque, bank draft or wire transfer.

Notwithstanding anything to the contrary herein contained, there shall be no issuance of SFBC Shares in fractions. Consequently, the value (as a fraction of the SFBC Share Price) of any fractional SFBC Share otherwise issuable under this
Section 3.2 shall be paid by Purchaser by certified cheque, bank draft or wire transfer.

3.3  Delivery of Closing Date Financial Statements


As soon as reasonably practical after the Closing Date and in any event not later than 90 days thereafter, the Parties shall cause the Auditor to prepare and deliver to the Purchaser and Vendors' Representatives the Closing Date Financial Statements, including a statement of the Closing Net Working Capital. A draft of the Closing Date Financial Statements shall be provided to the Parties for review and discussion as soon as it is available and in any event no later than 60 days after the Closing Date. The Parties shall cooperate fully in the preparation of the Closing Date Financial Statements.

3.4  Net Working Capital Adjustment

Subject to Section 3.5, if the Closing Net Working Capital is less than the Estimated Net Working Capital then the Vendors shall pay to the Purchaser the amount of the difference (the "Net Working Capital Adjustment") by certified cheque, bank draft or wire transfer within 10 days after delivery of the Closing Date Financial Statements, provided that (A) the first $500,000 of such Net Working Capital Adjustment shall be paid by the Escrow Agent from the Escrow Amount and (B) that there shall be no Net Working Capital Adjustment for any difference of $432,000 or less between the Closing Net Working Capital and the Estimated Net Working Capital due solely to the Company's loss, as a result of the execution of this Agreement, of the Company's "Canadian Controlled Private Corporation" status for its fiscal year commencing May 1, 2001 and the consequential loss by the Company of (i) the small business tax deduction (of approximately $32,000) or (ii) the research and development tax credits (approximately $400,000) (the proviso in this clause (B) is herein referred to as the "Second Proviso"). For greater certainty, the Second Proviso shall not apply and the Net Working Capital Adjustment shall be payable for the entire difference between the Closing Net Working Capital and the Estimated Net Working Capital if such difference is due to any change in the Company's financial position that is (a) greater than $432,000 or (b) not a result of the loss of the Company's status as a "Canadian Controlled Private Corporation" for the fiscal year commencing May 1, 2001 as a result of the execution of this Agreement.

3.5  Objection to Closing Date Financial Statement

     (a) Delivery of Objection Notice. In the event that the Purchaser or Vendors' Representatives objects (the "Objecting Party") in good faith to any item of the Closing Date Financial Statements, the Objecting Party shall so advise the other party by delivery to such party of a written notice (the "Objection Notice") within 30 days after the delivery to the Objecting Party of the Closing Date Financial Statements. The Objection Notice shall set out the reasons for the Objecting Party's objection as well as the amount in dispute and reasonable details of the calculation of such amount.

     (b) Resolution of Disputes. The Vendors' Representatives and the Purchaser shall attempt to resolve all of the items in dispute set out in any Objection Notice within 30 days of receipt of the Objection Notice and the Vendors' Representatives and Purchaser shall jointly instruct the Auditor to attempt to assist in that resolution. Any items in dispute not resolved within such 30 day period shall be referred as soon as possible thereafter by the Vendors' Representatives and the Purchaser to the Independent Auditor. The Independent Auditor shall act as expert and not as arbitrator and shall be required to determine the items in dispute that have been referred to it as soon as reasonably practicable but in any event not later than 30 days after the date of referral of the dispute to it. In making its determination, the Independent Auditor will only consider the issues in dispute placed before it. The Vendors' Representatives and the Purchaser shall provide or make available, and shall cause the Auditor to provide or make available, all documents and information as are reasonably required by the Independent Auditor to make its determination. The determination of the Independent Auditor shall be final and binding on the Parties and the Closing Date Financial Statements shall be (or not be) adjusted in accordance with such determination.

     (c) Audit Expenses. The fees and expenses of the Auditor in acting in accordance with this ARTICLE 3 shall be paid by the Company. The fees and expenses of the Independent Auditor in acting in accordance with this ARTICLE 3 shall be shared equally by the Purchaser and the Vendors.

     (d) Payment in Accordance with Determination. Within 5 days after resolution by agreement of the Parties of the dispute which was the subject of the Objection Notice or, failing such resolution, within 5 days after the final determination of the Independent Auditor, the Vendors shall pay (by certified cheque, bank draft or wire transfer) to the Purchaser any amount owing as a result of such resolution or final determination, calculated in accordance with the Net Working Capital Adjustment provided in Section 3.4, provided that the first $500,000 of such Net Working Capital Adjustment shall be paid by the Escrow Agent from the Escrow Amount and subject also to the application of the Second Proviso as provided in Section 3.4 above.

3.6  Interest

The amounts paid as adjustments under Sections 3.4 and 3.5 shall be paid together with interest thereon calculated and compounded monthly from the Closing Date to the date of payment, at the Rate.

3.7  Allocation of Purchase Price

The Purchase Price shall be allocated in accordance with the provisions of
Schedule 3.7. Each of the Vendors and the Purchaser shall report the purchase and sale of the Purchased Shares in any Tax Returns in accordance with the provisions of Schedule 3.7.

3.8  Allocation of Payments

Unless otherwise specifically set forth herein or at the time of the payment, all payments of Purchase Price to Vendors and all other payments of the Purchaser to the Vendors hereunder shall be deemed shared amongst the Vendors in the proportions set forth in Schedule 3.2.

3.9  Escrow

At the Closing Time each of the Vendors and Purchaser shall execute and deliver the Escrow Agreement and shall, pursuant to the terms of such Escrow Agreement, deposit with the Escrow Agent the amount of money and the SFBC Shares, as the case may be, set forth opposite each Vendors' name on Schedule 3.2 (individually an "Individual Escrow Amount" and collectively, the "Escrow Amount"). The Escrow Amount shall be held by the Escrow Agent pursuant to the Escrow Agreement as partial security for any breach of warranty, representation or covenant by any Vendor hereunder. The Escrow Amount shall be $4,700,179.19. The Escrow Amount shall be disbursed by the Escrow Agent to the Vendors at the times and in the manner set forth in the Escrow Agreement. Any Vendor who elects to do so by written notice delivered to Purchaser at Closing Time, may deposit up to all but not less than 25% of its Individual Escrow Amount in the form of SFBC Shares such Vendor receives at Closing. The number of SFBC Shares to be so deposited shall equal the Converted Individual Escrow Amount divided by the SFBC Share Price.

3.10 SFBC Options

At Closing Time, but subject to all applicable Laws and Governmental Authorizations, SFBC will issue to the Key Employees of the Company identified in Schedule 3.10, an aggregate of 110,000 SFBC Options to be allocated between those selected employees of the Company as set forth in Schedule 3.10A. The SFBC Options shall be exercisable over a ten (10) year term and shall vest over a three (3) year period in equal increments (namely 1/6 of the SFBC Options granted) each June 30th and December 31st commencing December 31st, 2002, subject to continued employment on each applicable vesting date, which vested SFBC Options must be exercised within 3 months following termination of employment, the whole in accordance with and subject to the SFBC Plan. The granting of SFBC Options shall be subject to the execution of SFBC's standard Stock Option Agreement, the form of which is at Schedule 3.10B.

The exercise price of the SFBC Options shall be the closing price of the SFBC Shares on the Nasdaq Stock Market on the day prior to the Closing Date.

                                   ARTICLE 4
                  REPRESENTATIONS AND WARRANTIES OF THE VENDORS

Each of the Vendors jointly (and not solidarily) represents and warrants to the Purchaser, subject to such exceptions specifically disclosed in the disclosure Schedules referred to in this Agreement, the matters set out below and acknowledges that the Purchaser is relying on such representations and warranties as a condition of its purchase of the Purchased Shares.

Notwithstanding the foregoing, representations and warranties made under Sections or clauses 4.2, 4.4, 4.7, 4.8 and 4.9(ii) are made by each concerned Vendor for his or its own account and on an individual basis only.

4.1  Incorporation and Registration

     (a) The Company is a corporation duly incorporated and validly existing under the laws of Quebec and has all necessary corporate power, authority and capacity to own its property and assets and to carry on its business as presently conducted. Neither the nature of its business nor the location or character of the property owned or leased by the Company requires it to be registered, licensed or otherwise qualified as an extra-provincial or foreign corporation in any jurisdiction other than in the Province of Quebec where it is duly registered, licensed or otherwise qualified for such purpose and other than jurisdictions where the failure to be so registered, licensed or otherwise qualified would not have a material adverse effect on the Company.

     (b) The Company owns 2,707 common shares of Danapharm, which shares represent 49% of the issued and outstanding shares of Danapharm on a fully-diluted basis. Danapharm is a corporation duly incorporated and validly existing under the laws of Ontario and has all necessary corporate power, authority and capacity to own its property and assets and to carry on its business as presently conducted. Neither the nature of its business nor the location or character of the property owned or leased by Danapharm requires it to be registered, licensed or otherwise qualified as an extra-provincial or foreign corporation in any jurisdiction where

          Danapharm is duly registered, licensed or otherwise qualified for such purpose and other than jurisdictions where the failure to be so registered, licensed or otherwise qualified would not have a material adverse effect on Danapharm.

4.2  Residence of the Vendors

Each of the Vendors is not a non-resident of Canada for the purposes of the Income Tax Act (Canada). Each of the Vendors is resident in the Province of Quebec.

4.3  Subsidiaries

The Company has no Subsidiaries. The Company does not own, or have any interest in any shares or have an ownership interest in any other Person other than its shareholdings in Danapharm. The Company has the Investment Option and the Investment Option is a valid, legal and binding obligation of Danapharm. The authorized and issued share capital of Danapharm is fully and accurately described on Schedule 4.3 and other than as set out on such Schedule 4.3 there are no options, warrants or other rights to purchase or acquire shares or other securities of Danapharm outstanding.

4.4  Right to Sell

Each of the Vendors that is not an individual (the "Corporate Vendors") is a corporation duly incorporated and validly existing under the laws of its incorporation. Each Vendor is or will be at Closing, subject only to the exercise of Anapharm Options, the sole registered and beneficial owner of the Purchased Shares set opposite its name on Schedule 4.4 with good and valid title, free and clear of all Encumbrances. Each Vendor has the exclusive right to dispose of the Purchased Shares set opposite its name on Schedule 4.4 as provided in this Agreement and such disposition will not violate, contravene, breach or offend against or result in any material default under any indenture, mortgage, hypothec, lease, agreement, obligation, instrument, charter or by-law provision, order, judgment, decree, licence, permit or Laws, to which such Vendor is a party or subject or by which such Vendor is bound or affected. The Purchased Shares are not subject to the terms of any shareholders or similar agreement, except for the shareholders' agreement dated as of February 24, 1995, as amended, concerning the Company (the "Shareholders'

Agreement"). Each Vendor which is a party to the Shareholders' Agreement hereby waives all its rights thereunder with respect to the execution of this Agreement and the sale of the Purchased Shares to the Purchaser under this Agreement and agrees and consents to the termination of the Shareholders' Agreement as of the Closing Date. The Purchased Shares are not subject to any voting trust agreement or other contract, agreement, arrangement, commitment or understanding, including any such agreement, arrangement, commitment or understanding restricting or otherwise relating to the voting, dividend rates or disposition of the Purchased Shares, except for the Shareholders' Agreement.

4.5  Capitalization

The authorized and issued share capital of the Company is as set forth in
Schedule 4.5. All of the Purchased Shares have been duly and validly issued (including in compliance with applicable securities related Laws) and are outstanding as fully paid and non-assessable shares. Other than Anapharm Options which shall all be exercised prior to Closing and the Purchased Shares to be issued by the Company as a result of such exercise, at Closing Time no options, warrants or other rights to purchase shares or other securities of the Company and no securities or obligations convertible into or exchangeable for shares or other securities of the Company have been authorized or agreed to be issued or are outstanding. The Purchased Shares are 100% of the issued and outstanding shares of the Company. None of the Purchased Shares has been issued in violation of, and none of the Purchased Shares is subject to, any pre-emptive or subscription rights except under the Shareholders' Agreement, and except as set forth above, there are no shares in the capital stock or other equity securities of the Company outstanding. There are no stock-appreciation rights, stock-based performance units, "phantom" stock rights or other agreements, arrangements or commitments of any character (contingent or otherwise) pursuant to which any person is or may be entitled to receive any payment or other value based on the revenues, earnings or financial performance, stock price performance, assets or other attribute of the Company or calculated in accordance therewith (other than ordinary course payments or commissions to sales representatives of the Company based upon revenues generated by them without augmentation as a result of the transactions contemplated hereby) (collectively, "Share-Based Rights") or to cause the Company to file a registration statement, listing application or other filing under the applicable securities Laws, or which otherwise relate to the registration or listing of any securities of the Company.

4.6  Title to the Assets

Except as identified elsewhere in this Agreement, the Company is the sole beneficial and (where its interests are registrable) the sole registered owner of all of its assets and interests in assets, real (immovable) and personal (movable), as the case may be, with good and valid title, free and clear of all Encumbrances other than Permitted Encumbrances. In particular, without limiting the generality of the foregoing, there has been no assignment, subletting or granting of any licence (of occupation or otherwise) of or in respect of the Company's assets or any granting of any agreement or right capable of becoming an agreement or option for the purchase of any of such assets other than pursuant to the provisions of, or as disclosed in, this Agreement or pursuant to purchase orders for Inventory accepted by the Company in the ordinary course.

4.7 Due Authorization

Each of the Corporate Vendors has all necessary corporate power, authority and capacity to enter into this Agreement and to carry out its obligations under this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of each Corporate Vendor.

4.8  Enforceability of Obligations

This Agreement has been duly executed by each of the Vendors and constitutes a valid and binding obligation of each Vendor enforceable against it, him or her in accordance with its terms.

4.9  Absence of Conflicting Agreements


     (a) The Company is not a party to, bound or affected by or subject to any indenture, mortgage, hypothec, lease, agreement, obligation, instrument, charter or by-law provision, order, judgment, decree, licence, Laws or Governmental Authorizations which would be violated, contravened, breached by, or under which default would occur or an Encumbrance would be created as a result of the execution and delivery of this Agreement or any other agreement to be entered into under the terms of this Agreement, or any other agreement to be entered into under the terms of this Agreement, or the performance by the Vendors or the Company of any of their obligations under this Agreement or any other agreement to be entered into under the terms of this Agreement.

     (b) The execution and delivery of the Agreements by the Vendors does not and will not, and the consummation by the Vendors of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with or result in any violation or breach of any provision of (i) any contract, agreement in principle, letter of intent or other instrument to which any Vendor or any of its directors, officers, representatives or agents is a party or by which any of the Vendors' properties or assets may be affected or secured, or
(ii) any rights of any third party with respect to the proposed acquisition of the Purchased Shares or any of the assets of the Company, or (iii) any Law applicable to the Vendors, and if the Vendor is not a natural person, the execution and delivery of this Agreement by the Vendor does not, and the consummation by the Vendors of the transactions contemplated hereby in compliance with the terms hereof will not, conflict with, or result in any violation or breach of any provision of the partnership agreement, by-laws, trust agreement or other constituent corporate, partnership or trust documents of the Vendor, as the case may be, except for any violations or breaches which, in the aggregate, would not materially impair or restrain each Vendor's ability to consummate the transactions contemplated in this Agreement.

4.10 Regulatory Approvals

Other than the Investment Canada filing required pursuant to Part III of the Investment Canada Act and consents to assignment of any Governmental Authorizations disclosed in the Schedules to this Agreement, no approval, order, consent of or filing with any Governmental Authority, including any approval, order, consent or filing under the Competition Act (Canada), is required on the part of the Vendors or the Company, in connection with the execution, delivery and performance of this Agreement or any other documents and agreements to be delivered under this Agreement or the performance of the Vendors' obligations under this Agreement or any other documents and agreements to be delivered under this Agreement.

4.11 Competition Act Assets and Revenues

The assets in Canada and the gross revenues from sales in, from or into Canada of the Company and its Affiliates determined in each case as prescribed in the Competition Act (Canada) for the purposes of determining the application of the filing requirements of the Competition Act (Canada), as of January 31, 2002, are $29,442,855 and $27,613,701 (for the nine months ending on that date), respectively.

4.12 Financial Statements

The Financial Statements have been prepared in accordance with GAAP applied on a basis consistent with that of the preceding period and the Financial Statements present fairly:

     (a) all of the assets, liabilities and financial position of the Company as at their respective dates; and

     (b) the sales, earnings, results of operation and changes in financial position of the Company for the twelve month period ended April 30, 2001 and the nine month period ended January 31, 2002.

The Danapharm Financials are prepared in accordance with GAAP on a basis consistent with past practices and present fairly:

     (a) all of the assets, liabilities and financial position of Danapharm as at April 30, 2001; and

     (b) the sales, earnings, results of operation and changes in financial position of Danapharm for the 12 month period ended April 30, 2001.

The Company does not recognize revenue prior to the signing of a written contract anticipating such revenue. 100% of the Tax credits receivable reflected in the Interim Financial Statements are collectible. Without limiting the generality of the foregoing, to Vendors' knowledge, the Company has not claimed Tax credits claimed by its Customers or suppliers.

4.13 Absence of Undisclosed Liabilities

The Company has not (and at Closing will not have) incurred any Liabilities or obligations, which continue to be outstanding, except as disclosed in the Financial Statements or on Schedule 4.13.

4.14 Absence of Changes and Unusual Transactions

Since January 31, 2002:

     (a) no event, change or occurrence has occurred which, individually or together with any other event, change or occurrence, has or could have a material adverse effect on the business, financial condition, results of operations, assets or prospects of the Company;

     (b) there has not been any damage, destruction, loss, labour dispute, organizing drive, application for certification or other event, development or condition of any character (whether or not covered by insurance) materially and adversely affecting the business, assets, properties or future prospects of the Company;

     (c)  there has not been any material change in the level of Inventories;

     (d) the Company has not transferred, assigned, sold or otherwise disposed of any of the assets shown or reflected in the Balance Sheet or cancelled any debts or entitlements except, in each case, in the ordinary course of business;

     (e) the Company has not incurred or assumed any obligation or Liability (fixed or contingent), except those listed in Schedule 4.13 and except unsecured current obligations and liabilities incurred in the ordinary course of business;

     (f) the Company has not discharged or satisfied any Encumbrance, or paid any obligation or Liability other than Liabilities included in the Balance Sheet and

          Liabilities incurred since the date of the Balance Sheet in the ordinary course of business;

     (g) the Company has not suffered an operating loss or any extraordinary loss, waived or omitted to take any action in respect of any rights, or entered into any commitment or transaction not in the ordinary course of business where such loss, rights, commitment or transaction is or would be material in relation to the Company;

     (h) the Company has not granted any bonuses, whether monetary or otherwise, or made any general wage or salary increases in respect of its Employees, or changed the terms of employment for any Employee except in the ordinary course of business and consistent with past practice;

     (i) the Company has not hired or dismissed any employees, other than in the ordinary course of its business;

     (j) the Company has not, directly or indirectly, engaged in any transaction, made any loan or entered into any arrangement with any officer, director, partner, shareholder, Employee (whether current or former or retired), consultant, independent contractor or agent (or any family member of or legal entity controlled by any of the latter) of the Company, except in the use course of business consistent with past practice;

     (k) the Company, except as disclosed as a Permitted Encumbrance, has not mortgaged, hypothecated, pledged, subjected to lien, granted a security interest in or otherwise encumbered any of its assets or property, whether tangible or intangible;

     (l) the Company, directly or indirectly, has not declared or paid any dividends or declared or made any other payments or distributions on or in respect of any of its shares and has not, directly or indirectly, purchased or otherwise acquired any of its shares or changed its articles of incorporation or by-laws; and

     (m) the Company has not authorized, agreed or otherwise become committed to do any of the foregoing.

     (n) Since April 30, 2001 the Company has not issued, purchased, redeemed or otherwise transacted on any of its securities, other than (i) the repurchase for cancellation of 213,950 Class A shares; and (ii) the exercise of an option held by one Corporate Vendor which resulted in the issuance of 249,000 Class A shares of the Company.

4.15 Reserves and Accruals

The reserves and Accrued Liabilities disclosed on or reflected in the Financial Statements and the Books and Records are sufficient in all respects to provide for the liabilities in respect of which they have been established.

4.16 Non-Arm's Length Transactions

No director or officer, former director or officer, shareholder or Employee or any other Person not dealing at arm's length with the Company or any of the Vendors has any Contracts, business dealings, supplier relationships, indebtedness, liability or obligation to, with or from the Company or Danapharm and the Company is not indebted or otherwise obligated to any such Person except for employment arrangements with Employees, the terms of which are disclosed in
Schedule 4.16, and for loans granted by the Company to certain Employee Vendors for the purchase of shares of the Company, as described in Schedule 4.16, which will be reimbursed to the Company prior to or as of the Closing Date.

4.17 No Joint Venture Interests, etc.

The Company is not a partner, beneficiary, trustee, co-tenant, joint-venturer or otherwise a participant in any partnership, trust, joint venture, co-tenancy or similar jointly owned business undertaking and the Company has no investment interests in any business owned or controlled by any third party other than Danapharm.

4.18 Absence of Guarantees

The Company has not given or agreed to give, or is a party to or bound by, any guarantee, surety or indemnity in respect of indebtedness, or other obligations, of any Person, or any other commitment by which the Company is, or is contingently, responsible for such indebtedness or other obligations, except for the Letter of Agreement amending the Investment Option.

4.19 Major Suppliers and Customers

The Purchaser has been provided with a comprehensive listing of each supplier of goods and services to, and each customer of, the Company as of the date of such listing to whom the Company paid or billed in excess of $30,000 in the aggregate during the twelve (12) month period ended January 31, 2002, together with, in the case of customers, a work in progress spreadsheet (each, a "Material Supplier or Customer"). To the knowledge of the Vendors, no supplier or customer has any intention to change its relationship or the terms upon which it conducts business with the Company. Schedule 4.19 contains a list of all contracts with Material Suppliers and Customers.

4.20 Condition of Assets

The Fixed Assets are in good condition, repair and (where applicable) proper working order, having regard to their use and age and such assets have been properly and regularly maintained.

4.21 Inventories

All Inventories are valued on the books of the Company at the lower of cost, using the first in, first out method, or net realizable value. All Inventories are in quantities usable or saleable in the ordinary course of business within 12 months of the Closing Date.

4.22 Collectibility of Accounts Receivable

Subject to the reserves and Accrued Liabilities disclosed on or reflected in the Interim Financial Statements, the Accounts Receivable are good and collectible at the aggregate recorded amounts and are not subject to any defence, deduction, reduction, counterclaim or set off. There are no Contracts or other understandings, whether oral or in writing, with respect to the write down, write-off or deferral of any Accounts Receivable.

4.23 Government Grants

Schedule 4.23 sets forth a complete list of all contracts or agreements relating to grants or other forms of assistance including loans with interest at below market rates, received by the Company from any Governmental Authority.

4.24     Business in Compliance with Law

In all material respects, the operations of the Company have been and are now conducted in compliance with all Laws of each jurisdiction in which the Company carries on or has carried on business and the Company has not received any notice of any alleged violation of any such Laws. To Vendors' knowledge, neither the Company nor any of its employees or agents has made an untrue statement of material fact or fraudulent statement to any Governmental Authority, failed to disclose a material fact required to be disclosed to any Governmental Authority or committed an act, made a statement or failed to make a statement that could reasonably be expected to provide a basis for the revocation or termination of any Governmental Authorizations or the breach of any law. All clinical trials the Company has conducted or has had conducted for it by third parties comply in all material respects with the requirements of Good Clinical Practice, Informed Consent, and all requirements relating to protection of human subjects, found in 21 United States Code of Federal Regulation ("CFR") Sections 50, 54 and 56 (and the equivalent provisions of Canadian Laws) and that all non-clinical laboratory testing complies with the requirements of 21 C.F.R. Section 58 (and the equivalent provisions of Canadian Laws).

4.25 Governmental Authorizations

Schedule 4.25 sets forth a complete list of the Governmental Authorizations. The Governmental Authorizations listed in Schedule 4.25 are all the authorizations required by the Company to enable it to carry on its business in compliance with all Laws. The Governmental Authorizations are in full force and effect in accordance with their terms, and there have been no violations of such Governmental Authorizations and no proceedings are pending or, to the knowledge of the Vendors, threatened, which could result in their revocation or limitation. No Governmental Authorization shall be lost, diminished or adversely affected as a result of the change of control of the Company upon Closing.

4.26 Restrictive Covenants

The Company is not a party to or bound or affected by any commitment, contract or document containing any covenant

     (a)  expressly limiting the freedom of the Company to:

          .    compete in any line of business,
          .    acquire goods or services from any supplier,
          .    sell goods or services to any customer or potential customer, or
          .    transfer or move any of its assets or operations; or

     (b) which materially or adversely affect its business practices, operations or financial condition or the continued operation of its business after the Closing as presently carried on.

4.27 Intellectual Property

     (a) Schedule 4.27 sets forth a complete list and brief description of all Intellectual Property which has been registered by or on behalf of the Company or for which applications for registration have been filed in any jurisdiction.

     (b) Except as disclosed in Schedule 4.27, the Company is the exclusive registered and beneficial owner of all right, title and interest in and to the Intellectual Property (with no breaks in the chain of title) free and clear of all Encumbrances and Claims. The Intellectual Property which is not owned by the Company is being used by the Company only with the written consent of or written licence from the rightful owner and all such licences are in full force and effect.

     (c) Except as disclosed in Schedule 4.27, all registrations of Intellectual Property owned by the Company are in full force and effect and have not been used or enforced or failed to be used or enforced in a manner that would result in their abandonment, cancellation or unenforceability.

     (d) Except as disclosed in Schedule 4.27, there is no claim of adverse ownership, invalidity or other opposition to or conflict with any Intellectual Property nor of any pending or, to the knowledge of the Vendors, threatened claim against the Company relating to the Intellectual Property.

     (e) Except as disclosed in Schedule 4.27, the use of any of the Intellectual Property by the Company does not breach, violate, infringe or interfere with any rights of any third party or require payment for the use of any intellectual property right of another.

     (f) The Company has not assigned, licensed or otherwise conveyed any rights or license to any of the Intellectual Property to any Person.

4.28 Equipment Contracts

Schedule 4.28 sets forth a complete list of all Equipment Contracts together with a description of the equipment and other assets to which the Equipment Contracts relate. The Equipment Contracts listed in Schedule 4.28 are all those used to earn the revenue shown on the Financial Statements. All of the Equipment Contracts are in full force and effect and no default exists on the part of the Company, or, to the knowledge of the Vendors, on the part of any of the other parties thereto. The interest of the Company under each of the Equipment Contracts is held free and clear of any Encumbrance, other than Permitted Encumbrances, and all payments due under the Equipment Contracts have been duly and punctually paid.

4.29 Owned Real Property

The Company has no, and has never had any, Owned Real Property.

4.30 Leased Real Property

     (a) Schedule 4.30 sets forth a complete list of the Leased Real Property by reference to municipal address and Real Property Leases by reference to all relevant documents including details of parties thereto and dates of documents as well as details of annual rent payable, any discounts or premiums associated therewith, current terms, renewal rights, security deposits (or prepaid rent), and area of premises.

     (b) The Real Property Leases, except as set forth on Schedule 4.30, have not been altered or amended and are in full force and effect.

     (c) There are no agreements or understandings between the landlord and tenant, or sublandlord and subtenant, or other relevant parties, other than as contained in the Real Property Leases, pertaining to the rights and obligations of the parties thereto relating to the use and occupation of the Leased Real Property.

     (d) All interests held by the Company as lessee or occupant under the Real Property Leases are free and clear of all Encumbrances other than Permitted Encumbrances.

     (e) All payments required to be made by the Company pursuant to the Real Property Leases have been paid and the Company is not in default in meeting any of its obligations under any of the Real Property Leases.

     (f) None of the landlords, sublandlords, tenants, subtenants or other relevant parties under any of the Real Property Leases is in default in meeting any of its obligations under Real Property Leases to which it is a party.

     (g) The Company has no option, right of first refusal or other contractual right relating to the Leased Real Property, other than as set out in the Real Property Leases.

     (h) No event exists which, but for the passing of time or the giving of notice, or both, would constitute a default by any party to any of the Real Property Leases and no party to any Real Property Lease is claiming any such default or taking any action purportedly based upon any such default.

     (i) The Company has not waived, or omitted to take any action in respect of any material rights under any of the Real Property Leases.

4.31 Real Property Generally

     (a) The structures, erections, improvements and fixtures situated on or used in connection with the Leased Real Property are in good condition, repair and proper working order, having regard to their use and age and such assets have been properly and regularly maintained.

     (b) The Company has such rights of entry and exit to and from the Real Property as are reasonably necessary to carry on its business upon the Leased Real Property.

     (c) No Person other than the Company is using or has any right to use, as sub-tenant or otherwise, or is in possession or occupancy of, any part of such Real Property.

     (d) The Company has not granted any option, right of first refusal or other contractual rights with respect to any of the Real Property Leases.

     (e) The Company has not entered into any agreement to sell, transfer, encumber, or otherwise terminate or impair the right, title and interest of the Company in and to the Real Property Leases.

     (f) The Company has not received any notification of and the Vendors have no knowledge of, any outstanding or incomplete work orders in respect of any of the Leased Property or of any current non-compliance (other than non-compliances which are legal non-conforming under relevant zoning by-laws) with applicable statutes and regulations or building and zoning by-laws and regulations with respect to any of the Leased Property.

     (g) The current uses of the Leased Property are permitted under current zoning regulations.

     (h) The Vendors have no knowledge of any proposed or pending change to any zoning affecting the Leased Property.

     (i) No part of the Leased Property is subject to any building or use restriction that restricts or would restrict or prevent the use and operation of the Leased Property as it has been used or operated in the ordinary course in the past by the Company.

     (j) To Vendors' knowledge, no improvements constituting a part of the Leased Property encroaches on real (movable) property not forming part of the Leased Property.

     (k) The Vendors have no knowledge of any expropriation or condemnation or similar proceeding pending or threatened against the Real Property or any part of the Real Property.

     (l) To Vendors' knowledge, all components of all improvements included within the Leased Real Property, including the structural elements thereof and the heating, ventilation, air-conditioning, plumbing, electrical, mechanical and sewer systems in or servicing the Leased Real Property are in good condition, repair and proper working order, having regard to their use and age.

     (m) The Real Property is fully serviced to permit the operation of the business of the Company to be carried on after Closing as it has been carried on in the ordinary course in the past. To Vendors' knowledge, all municipal levies, local improvements, imposts and permit fees due and payable by the Company prior to the Closing Date have been or shall as at the Closing Date be paid by the Company.

     (n) There are no matters affecting the right, title and interest of the Company in and to the Leased Property under the Real Property Leases which, in the aggregate, would materially and adversely affect the ability of the Company after the Closing Date, to carry on the business upon the Leased Property as it has been carried on in the ordinary course in the past.

4.32 Environmental Matters

     (a)  Schedule 4.32 sets forth a complete list of the Environmental
          Approvals.

     (b) Except as set forth on Schedule 4.32, all operations of the Company conducted in the Leased Real Property while occupied by the Company, have been and are now, in compliance in all material respects with all Environmental Laws. Any Release by the Company of any Hazardous Substance into the Environment complied and complies with all Environmental Laws. All contractors of and suppliers to the Company are conducting their affairs with the Company (including, without limitation, the disposal and transport of medical waste) in compliance with all Laws and Governmental Authorizations.

     (c) All Environmental Approvals have been obtained, are valid and in full force and effect, have been and are being complied with, and there have been and are no proceedings commenced or, to the knowledge of the Vendors, threatened to revoke or amend any Environmental Approval.

     (d) Except as disclosed in Schedule 4.32 hereto, none of the Company or any of its operations has been or is now the subject of any Remedial Order, nor do the Vendors have any knowledge of any investigation or evaluation commenced or threatened as to whether any such Remedial Order is necessary nor has any threat of any such Remedial Order been made nor are there any circumstances which could result in the issuance of any such Remedial Order.

     (e) The Company has not been prosecuted for or convicted of any offence under any Environmental Law, nor has the Company been found liable in any proceeding to pay any fine, penalty, damages, amount or judgment to any Person as a result of any Release or threatened Release or as a result of the breach of any Environmental Law and to the knowledge of the Vendors, there is no basis for any such proceeding or action.

     (f) All material environmental data and studies (including the results of any environmental audit assessment or environmental management system) relating to the Company, if any, have been delivered or made available to the Purchaser.

     (g) There has been no Release by the Company of any Hazardous Substance which is now present in, on or under any of the Leased Real Property or any other assets of the Company or any property currently or in the past under the charge, management or control of the Company (including underlying soils and substrata, vegetation, surface water and groundwater) at levels which exceed decommissioning or remediation standards under any applicable Environmental Laws or standards published or administered by the Governmental Authority responsible for establishing or applying such standards.

     (h) The Vendors have no knowledge of any Hazardous Substance in or on any assets of the Company in violation of Law or Governmental Authorizations.

4.33 Employment Matters

     (a) Schedule 4.33 sets forth a complete list of the Employees, together with their titles, service dates and material terms of employment, including current wages, salaries or hourly rate of pay, benefits, vacation entitlement, commissions and bonus (whether monetary or otherwise) or other material compensation paid since the beginning of the most recently completed fiscal year (including the date of payment if paid since December 31, 2001) or payable to each such Employee. Except as disclosed in Schedule 4.33, no Employee is on short-term or long-term disability leave, parental leave, extended absence or receiving benefits pursuant to Occupational Health and Safety Laws or an order of the Workers' Compensation Tribunal.

     (b) Except for the Employment Contracts listed in Schedule 4.33, there are no Employment Contracts which are not terminable on the giving of reasonable notice in accordance with applicable law, nor are there any management agreements, retention bonuses or Employment Contracts providing for cash or other compensation or benefits upon the consummation of the transactions contemplated by this Agreement.

     (c) Except for the Benefit Plans or as disclosed in Schedule 4.33, there are no employment policies or plans, which are binding upon the Company.

     (d) The Company has been and is being operated in full compliance with all Laws relating to employees, including Employment Legislation and Employment Standards Legislation, Occupational Health and Safety Laws, workers compensation, human rights, labour relations and pay equity. The Company has complied with and posted plans as required under applicable pay equity legislation. There have been no Claims nor, to the knowledge of the Vendors, are there any threatened complaints under such employment-related Laws against the Company.

     (e) Except as set forth on Schedule 4.33, there are no Claims or complaints nor, to the knowledge of the Vendors, are there any threatened Claims or complaints, against the Company pursuant to any Laws relating to Employees, including employment standards, human rights, labour relations, Occupational Health and Safety Laws, worker's compensation and pay equity. To the knowledge of the Vendors nothing has occurred which might lead to a Claim or complaint against the Company, under any such Laws. There are no outstanding decisions, orders or settlements or pending settlements which place any obligation upon the Company to do or refrain from doing any act.

     (f) All current assessments under the Occupational Health and Safety Laws in relation to the Company and all of their respective contractors and subcontractors have been paid or accrued and the Company has not been subject to any special or penalty assessment under such legislation which has not been paid.

     (g) Prior to the execution of this Agreement, the Vendors shall make available to the Purchaser for review, all inspection reports under the Occupational Health and Safety Laws relating to the Company. There are no outstanding inspection orders made under the Occupational Health and Safety Laws against the Company. Except as set forth in
          Schedule 4.33, the Company is operating in compliance with all Occupational Health and Safety Laws. To the knowledge of the Vendors, there are no pending or threatened charges against the Company under Occupational Health and Safety Laws. There have been no fatal or critical accidents which might lead to charges against the Company under Occupational Health and Safety Laws. To the knowledge of the Vendors, there are no materials present in the assets owned or used by the Company, exposure to which may result in an industrial disease as defined in the Occupational Health and Safety Laws. The Company has complied in all respects with any Remedial Orders issued under Occupational Health and Safety Laws. To the knowledge of the Vendors, there are no appeals of any Remedial Orders under Occupational Health and Safety Laws against the Company which are currently outstanding.

4.34 Collective Agreements

     (a) The Company is not a party, either directly, voluntarily or by operation of law, to any Collective Agreement, letter of understanding, letter of intent or other written communication with any bargaining agent, trade union or association which may qualify as a trade union, which would apply to any Employees of the Company.

     (b) There are no outstanding or, to the knowledge of the Vendors, threatened unfair labour practices, complaints or applications of any kind, including any proceedings which could result in certification of a trade union as bargaining agent for Employees of the Company, and there have not been any such proceedings within the last five years.

     (c) To the knowledge of the Vendors there are no threatened or apparent union organizing activities involving any Employees of the Company.

     (d) The Company has no labour problems that might materially affect the value of the Company or lead to an interruption of any of its operations at any location.

4.35 Pension and Other Benefit Plans

     (a)  Schedule 4.35 sets forth a complete list of the Benefit Plans.

     (b) Current and complete copies of all written Benefit Plans or, where oral, written summaries of the material terms thereof, have been delivered or made available to the Purchaser together with current and complete copies of all documents relating to the Benefit Plans, including, as applicable,

          (i) all documents establishing, creating or amending any of the Benefit Plans;

          (ii) all insurance contracts, investment management agreements, subscription and participation agreements;

          (iii) all reports, statements, filings and material correspondence in respect of any Benefit Plans in the last 3 years;

          (iv) all booklets, summaries, manuals and communications of a general nature distributed or made available to any Employees or former employees concerning any Benefit Plans;

     (c) Except as disclosed in Schedule 4.35, each Benefit Plan is, and has been, established, registered (where required), qualified and administered in compliance with (i) the terms of such Benefit Plan, and (ii) all Laws; and the Company has not received, in the last six
          (6) years, any notice from any Person questioning or challenging such compliance (other than in respect of any claim related solely to that Person), and none of the Vendors or the Company has any knowledge of any such notice from any Person questioning or challenging such compliance beyond the last six (6) years.

     (d) All obligations to or under the Benefit Plans (whether pursuant to the terms thereof or any Laws) have been satisfied or accounted for, and there are no outstanding defaults or violations thereunder by the Company or, to the knowledge of the Vendors, any default or violation by any other party to any Benefit Plan.

     (e) Except as disclosed in Schedule 4.35, there have been no improvements, increases or changes to, or promised improvements, increases or changes to, the benefits provided under any Benefit Plan. None of the Benefit Plans provide for benefit increases that are contingent upon or will be triggered by the entering into of this Agreement or the completion of the transactions contemplated herein.

     (f) All employer or employee payments, contributions or premiums required to be remitted, paid to or in respect of each Benefit Plan have been paid or remitted in a timely fashion in accordance with its terms and all Laws, and no Taxes, penalties or fees are owing or exigible under any Benefit Plan.

     (g) There is no investigation by a Governmental Authority, or Claim (other than routine claims for payment of benefits) pending or, to the knowledge of the Vendors, threatened involving any Benefit Plan, and no facts exist which could reasonably be expected to give rise to any such investigation or Claim (other than routine claims for benefits).

     (h) No event has occurred respecting any registered Benefit Plan which would result in the revocation of the registration of such Benefit Plan (where applicable) or which could otherwise reasonably be expected to adversely affect the tax status of any such plan.

     (i) No material changes have occurred in respect of any Benefit Plan since the date of the statement or other report, as applicable, issued in connection with any Benefit Plan, which would reasonably be expected to adversely affect the relevant report (including rendering it misleading in any material respect).

     (j) Except as set forth in Schedule 4.35, The Company has not received, or applied for any payment in respect of the demutualization of the insurer of any Benefit Plan.

     (k) Except as disclosed in Schedule 4.35, the Company has not taken any premium holidays under any Benefit Plan and, where so disclosed, the Company was entitled under the terms of the Benefit Plan and under all Laws to take such premium holidays.

     (l) None of the Benefit Plans is a Union Plan or a "multi-employer" pension plan or benefit plan as defined under Laws.

     (m) All Employee data necessary to administer each Benefit Plan is in the possession of the Company and is complete, correct and in a form which is sufficient for the proper administration of the Benefit Plan in accordance with its terms and all Laws.

     (n) None of the Benefit Plans provide benefits beyond retirement or other termination of service to Employees or former employees or to the beneficiaries or dependants of such employees, or such benefits have been properly accrued on the Financial Statements in accordance with GAAP.

     (o) None of the Benefit Plans require or permit a retroactive increase in premiums or payments, or require additional premiums or payments or termination of the Benefit Plan or any insurance contact relating thereto, and the level of insurance reserves, if any, under any insured Benefit Plan is reasonable and sufficient to provide for all incurred but unreported claims.

4.36 Personal Information

     (a) The Company does not have a written privacy policy which governs the collection, use and disclosure of Personal Information.

     (b) All Personal Information provided to the Purchaser, and the manner in which such Personal Information has been obtained and provided to the Purchaser, in connection with the purchase and sale of the Purchased Shares, complies with all Laws.

4.37 Insurance

The Company maintains such policies of insurance, issued by responsible insurers, as are appropriate to its operations, property and assets, in such amounts and against such risks as are customarily carried and insured against by owners of comparable businesses, properties and assets. All such policies of insurance are in full force and effect and the Company is not in default, as to the payment of premium or otherwise, under the terms of any such policy.
Schedule 4.37 sets forth a complete list of all policies of insurance which the Company maintains and the particulars of such policies, including the name of the insurer, the risk insured against, the amount of coverage and the amount of any deductible and a summary of all claims under each such policy for the past two years. No coverage provided in such policies of insurance shall be diminished, lost or otherwise adversely affected as a result of the change of control of the Company at Closing.

4.38 Material Contracts

Schedule 4.38 sets forth a complete list of the Material Contracts. The Material Contracts listed in Schedule 4.38 (including all Contracts with Material Suppliers and Customers) are all in full force and effect unamended and there are no outstanding defaults or violations under any such Material Contract (including all Contracts with Material Suppliers and Customers) on the part of the Company or, to the knowledge of the Vendors, on the part of any other party to such Contracts. The Company has the capacity, including the necessary personnel, equipment and supplies, to perform all its obligations under the Material Contracts (including all Contracts with Material Suppliers and Customers).

4.39 Copies of Agreements, etc.

Current and complete copies of the Material Contracts have been delivered or made available to the Purchaser and there are no current or pending negotiations with respect to the renewal, repudiation or amendment of any such agreement, plan or policy except that for Contracts with Material Suppliers and Customers, only "Master Agreements" and/or templates of standard contracts have been provided to Purchaser.

4.40 Litigation

Except as disclosed in Schedule 4.40, there are no Claims, investigations, inquiries, complaints, grievances or proceedings, including appeals and applications for review, in progress, or, to the knowledge of the Vendors, pending or threatened against or relating to the Company before any Governmental Authority, which, if determined adversely to the Company, would,

     (a) materially and adversely affect the properties, business, results of operations, future prospects or financial condition of the Company,

     (b) enjoin, restrict or prohibit the transfer of all or any part of the Purchased Shares as contemplated by this Agreement, or

     (c) prevent the Vendors or the Company from fulfilling any of their obligations set out in this Agreement or arising from this Agreement,

and the Vendors have no knowledge of any existing ground on which any such action, suit, litigation or proceeding might be commenced with any reasonable likelihood of success. Except as disclosed in Schedule 4.40, there is no judgment, decree, injunction, rule or order of any Governmental Authority or arbitrator outstanding against the Company. The Purchaser has been provided with copies of all of the audit response letters from counsel to the Company for the last three years.

4.41 Tax Matters

Except as specifically disclosed in Schedule 4.41,

     (a) The Company has duly and timely made or prepared all Tax Returns required to be made or prepared by it, has duly and timely filed all Tax Returns required to be filed by it with the appropriate Governmental Authority and has duly, completely and correctly reported all income and all other amounts and information required to be reported thereon.

     (b) The Company has duly and timely paid all Taxes, including all installments on account of Taxes for the current year, that are due and payable by it whether or not assessed by the appropriate Governmental Authority. Provision has been made on the Interim Financial Statements for amounts at least equal to the amount of all Taxes owing by the Company that are not yet due and payable and that relate to periods ending on or prior to January 31, 2002.

     (c) The Company has not requested, offered to enter into or entered into any agreement or other arrangement, or executed any waiver, providing for any extension of time within which (i) to file any Tax Return covering any Taxes for which the Company is or may be liable; (ii) to file any elections, designations or similar filings relating to Taxes for which the Company is or may be liable; (iii) the Company is required to pay or remit any Taxes or amounts on account of

          Taxes; or (iv) any Governmental Authority may assess or collect Taxes for which the Company is or may be liable.

     (d)  Other than those agreements and arrangements described in subsection
          (c), the Company has not made, prepared and/or filed any elections, designations or similar filings relating to Taxes or entered into any agreement or other arrangement in respect of Taxes or Tax Returns that has effect for any period ending after the Closing Date.

     (e) All income, sales (including goods and services, harmonized sales and provincial sales) and capital tax Liabilities of the Company has been assessed by the relevant Governmental Authorities and notices of assessment have been issued to each such entity by the relevant Governmental Authorities for all taxation years or periods ending prior to and including the taxation year or period ended April 30, 2001.

     (f) There are no proceedings, investigations, audits or Claims now pending or, to the knowledge of the Vendors, threatened against the Company in respect of any Taxes and there are no matters under discussion, audit or appeal with any Governmental Authority relating to Taxes.

     (g) The Company has duly and timely withheld all Taxes and other amounts required by Law to be withheld by it (including Taxes and other amounts required to be withheld by it in respect of any amount paid or credited or deemed to be paid or credited by it to or for the account or benefit of any Person, including any Employees, officers or directors and any non-resident Person), and has duly and timely remitted to the appropriate Governmental Authority such Taxes and other amounts required by Law to be remitted by it.

     (h) The Company has duly and timely collected all amounts on account of any sales or transfer taxes, including goods and services, harmonized sales and provincial sales taxes, required by Law to be collected by it and has duly and timely remitted to the appropriate Governmental Authority any such amounts required by Law to be remitted by it.

     (i) Except pursuant to this Agreement or as specifically disclosed in writing to the Purchaser, for purposes of the Income Tax Act (Canada), the Taxation Act (Quebec) or any other applicable Tax statute, no Person or group of Persons has ever acquired or had the right to acquire control of the Company.

     (j)  None of Sections 78, 80, 80.01, 80.02, 80.03 or 80.04 of the Income
          Tax Act (Canada), or any equivalent provision of the Taxation Act (Quebec) or any Tax legislation of any other province or any other jurisdiction, have applied or will apply to the Company at any time up to and including the Closing Date.

     (k) The Company has not acquired property from a non-arm's length Person, within the meaning of the Income Tax Act (Canada) (or the equivalent provision of the Taxation Act (Quebec)), for consideration, the value of which is less than the fair market value of the property acquired in circumstances which could subject it to a Liability under Section 160 of the Income Tax Act (Canada) (or the equivalent provision of the Taxation Act (Quebec)).

     (l) For all transactions between the Company and any non-resident Person with whom the Company was not dealing at arm's length during a taxation year commencing after 1998 and ending on or before the Closing Date, the Company has made or obtained records or documents that meet the requirements of paragraphs 247(4)(a) to (c) of the Income Tax Act (Canada) (or the equivalent provision of the Taxation Act (Quebec)).

     (m)  The Company is duly registered under subdivision (d) of Division V of
          Part IX of the Excise Tax Act (Canada) with respect to the goods and services tax and harmonized sales tax and under Division I of Chapter VIII of Title I of the Quebec Sales Tax Act with respect to the Quebec sales tax, and the registration numbers of each of them are:
          GST-138459540 and QST-1016855461.

     (n) The only reserves under the Income Tax Act (Canada), the Taxation Act (Quebec) or any other equivalent provincial statute to be claimed by the Company for the taxation year ending immediately prior to the acquisition of control by the Purchaser are disclosed in Schedule 4.41.

     (o) The Purchaser has been provided with copies of all Tax Returns and all communications to or from any Governmental Authority relating to the Taxes of any of the Company, to the extent relating to periods or events in respect of which any Governmental Authority may by Law assess or otherwise impose any such Tax on the Company.

4.42 Tax Data

Complete and accurate information relating to each of the matters referred to below is disclosed hereunder or in Schedule 4.42:

     (a) the actual cost and adjusted cost base of capital properties is not available;

     (b) the capital cost allowance deducted in each class of depreciable assets is not applicable;

     (c)  undepreciated capital cost of each class of depreciable assets;

     (d)  paid-up capital of each class of shares;

     (e)  no capital dividend account balance;

     (f)  no refundable dividend tax on hand;

     (g)  no non-capital losses available for carry over;

     (h)  no net capital losses;

     (i)  $2,330 of cumulative eligible capital;

     (j) $2,964,797 for federal investment tax credits and $0 for Quebec investment tax credits;

     (k) the liabilities and any unclaimed input tax credit in respect of goods and services or harmonized sales tax and any other similar provincial value-added or multi-staged tax disclosed in (l) below;

     (l) there are no retail sales tax liabilities or unclaimed rebate, other than those arising in the ordinary course of business and as reflected in the Interim Financial Statements;

     (m)  safe income;

     (n)  section 85 elections;

     (o)  no section 85.1 share exchanges;

     (p) there are no transactions or operations subject to paragraph 247(4)(a) to (c) of the Income Tax Act (Canada) or the similar provisions of the Taxation Act (Quebec);

4.43 Books and Records and Validated Assays

All Books and Records have been delivered or made available to the Purchaser. Such Books and Records fairly and correctly set out and disclose in all material respects the financial position of the Company and all material financial transactions and operations relating to each of their businesses has been accurately recorded in such Books and Records. All Validated Assays have been made available to the Purchaser and are complete and accurate in all material respects.

4.44 Corporate Records

     (a) The Articles and by-laws for the Company, including any and all amendments have been delivered or made available to the Purchaser and such Articles and by-laws as so amended are in full force and effect and no amendments are being made to the same.

     (b) The corporate records and minute books for the Company have been delivered or made available to the Purchaser. The minute books include complete and accurate minutes of all meetings of the directors (including any committee of the directors) or shareholders for the Company held to date or resolutions passed by the directors or shareholders on consent, since the date of its incorporation. The share certificate book, register of shareholders, register of transfers and register of directors for the Company, are complete and accurate in all material respects.

4.45 Management Recommendation Letters

The Purchaser has been provided with copies of all management recommendation letters received by the Company or its board of directors from the Auditor, or any previous auditor of the Company, during the last three years.

4.46 Trade Allowances

Except as disclosed in Schedule 4.46, no customers of the Company are entitled to or customarily receive discounts, allowances, rebates, credits, preferential terms, or similar reductions in price or other trade terms arising from any agreements or understandings (whether written or oral) with or concessions granted to any customer. Except as described in Schedule 4.46, all such discounts, allowances, rebates, credits, preferential terms, or similar reductions in price or other trade terms are at the same levels as have been in existence for the two immediately preceding fiscal years and are consistent with industry practice. Schedule 4.46 also includes a summary of all marketing and pricing policies, including promotions and trade allowances, which are currently in effect or which have been in effect during any of the last two years.

4.47 Third Party Consents

Schedule 4.47 sets forth a complete list of all notifications, filings, registrations, approvals and consents required to be obtained by the Company or the Vendors in connection with the execution, delivery and performance of this Agreement or any other documents and agreements to be delivered under this Agreement. For greater certainty, Schedule 4.47 includes all such notifications, filings, regulations, approvals and consents as are required to enable the Company to conduct its business in the ordinary course after Closing.

4.48 Location of the Assets

All of the assets of the Company are located on the Leased Property or are in transit to or from the Real Property.

4.49 Bank Accounts, etc.

Schedule 4.49 sets forth a complete list of all financial institutions in which the Company maintains any depository account, trust account or safety deposit box and the names of all Persons authorized to draw on or who have access to such accounts or safety deposit boxes.

4.50 Powers of Attorney

Schedule 4.50 sets out a complete list of every outstanding power of attorney granted by the Company and the names of all Persons who have been given the authority to act on behalf of any of them. The Purchaser has been provided with copies of all outstanding powers of attorney granted by the Company.

4.51 Absence of Questionable Payments

Neither the Company nor any director, officer, agent, employee or other person acting on behalf of the Company has used any corporate or other funds for unlawful contributions, payments, gifts or entertainment, or made any unlawful expenditures relating to political activity to government or public officials or others in any jurisdiction or established or maintained any unlawful or unrecorded funds in violation of any Law of any jurisdiction. Neither the Company nor any director, officer, agent, employee or other person acting on behalf of the Company has accepted or received any unlawful contributions, payments, gifts or expenditures. Neither the Company nor any director, officer, agent, employee or other person acting on behalf of the Company has committed any act which constitutes a breach of the Corruption of Foreign Public Officials Act of Canada or the U.S. Foreign Corrupt Practices Act of 1977, as amended.

4.52 No Broker

Other than PricewaterhouseCoopers Securities Inc. ("PWCS"), the Vendors have carried on all negotiations relating to this Agreement and the transactions contemplated in this Agreement directly and without intervention on their behalf of any other party in such manner as to give rise to any valid claim for a brokerage commission, finder's fee or other like payment against the Purchaser or the Company. Purchaser acknowledges that Vendors have mandated PWCS in connection with this transaction and Vendors agree that all Liability for fees, costs and other charges due to PWCS shall be paid entirely by the Vendors and not the Company.

4.53 Trials

Since incorporation, the Company has not used the services of any Person debarred under the provisions of the Generic Drug Enforcement Act of 1992, 21 United States Code ("U.S.C.") Section 335 a (a) or (b) (and the equivalent provisions of applicable Canadian Laws). Since incorporation, neither the Company, nor any of its officers or employees, not, to their knowledge, their agents has been convicted of any crime or engaged in any conduct for which debarment is mandated by 21 U.S.C. Section 335 a (a) (and the equivalent provisions of applicable Canadian Laws) or authorized by 21 U.S. Section 335 a
(b) (and the equivalent provisions of applicable Canadian Laws). The Company has made available to Purchaser copies of any and all notice of inspectional observations (FD 483's), establishment inspection reports, warning letters and any other documents received from or issued by any Governmental Authority within the last three years that indicate or suggest lack of compliance with any law by the Company, or Persons performing services for the benefit of the Company with respect to services or products provided to the Company. The Company has not received any written notice that any Governmental Authority has commenced or threatened to initiate any action against the Company, any action to enjoin testing or research at any facility owned or used by the Company, or any Person on behalf of the Company or except as provided on Schedule 4.53 any material civil penalty, injunction, seizure or criminal action. As to each drug tested by the Company and its officers, employees, agents and affiliates, the Company provides its test sponsors, where required, with the certification described in 21 U.S.C. Section 335a(k)(l) (and the equivalent provisions of applicable Canadian Laws)and such certification was in each case true and accurate when made.

4.54 Full Disclosure

The Vendors have made available to the Purchaser, all information, including the financial, marketing, sales and operational information on a historical basis relating to the Company. All such information which has been provided to the Purchaser is true and correct in all material respects and no material fact or facts have been omitted from that information which would make such information misleading. Without limiting the generality of the foregoing, the Vendors have not failed to disclose to the Purchaser, any fact or information which, individually or together with any other fact or information that has or could have a material adverse effect on, inter alia, the financial condition, results of operations, business, assets or prospects of the Company.

                                   ARTICLE 5
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser and SFBC hereby represent and warrant solidarily to the Vendors the matters set out below:

5.1  Incorporation

The Purchaser is a corporation duly incorporated and validly existing under the laws of Canada and SFBC is a corporation duly incorporated and validly existing under the laws of Delaware. Each of the Purchaser and SFBC has all necessary corporate power, authority and capacity to own its property and assets and to carry on its business as presently conducted, and is duly registered, licensed or otherwise qualified in every jurisdiction where the nature of its business or the location or character of the property it owns or leases requires it to be registered, licensed or otherwise qualified, other than jurisdictions where the failure to be so registered, licensed or otherwise qualified would not have a material adverse effect on it.

5.2  Due Authorization

Each of the Purchaser and SFBC has all necessary corporate power, authority and capacity to enter into this Agreement and to carry out its obligations under this Agreement. The execution and delivery of this Agreement and the consummation of the transaction contemplated under this Agreement have been duly authorized by all necessary corporate action of each of the Purchaser and SFBC.

5.3  Enforceability of Obligations

This Agreement constitutes a valid and binding obligation of each of the Purchaser and SFBC enforceable against it in accordance with its terms.

5.4  Absence of Conflicting Agreements

Each of the Purchaser and SFBC is not a party to, bound or affected by or subject to any indenture, mortgage, lease, agreement, obligation, instrument, charter or by-law provision, statute, regulation, order, judgment, decree, license, permit, Governmental Authorizations or Laws (other than as may be required under Section 7.19 below) which would be violated, contravened or breached by, or under which any default would occur or a Claim, restriction or Encumbrance would be created as a result of the execution and delivery by it of this Agreement or the performance by it of any of the terms of this Agreement, or any other agreement to be entered into under the terms of this Agreement, or the performance by the Purchaser or SFBC of any of their obligations under this Agreement or any other agreement to be entered into under the terms of this Agreement.

5.5  Litigation

There are no Claims, investigations, complaints or proceedings in progress or, to the knowledge of the Purchaser, pending or threatened against or relating to the Purchaser or SFBC, before any Governmental Authority, which, if determined adversely to the Purchaser or SFBC, would,

     (a)  prevent the Purchaser from paying the Purchase Price to the Vendors;

     (b) enjoin, restrict or prohibit the transfer of all or any part of the Purchased Shares as contemplated by this Agreement;

     (c) prevent the Purchaser from fulfilling any of its obligations set out in this Agreement or arising from this Agreement; or

     (d) have any material adverse effect on the business, financial condition or results of operation of the Purchaser or SFBC,

and each of the Purchaser and SFBC has no knowledge of any existing ground on which any such action, suit, litigation or proceeding might be commenced with any reasonable likelihood of success.

5.6  No Broker

Other than Raymond James & Associates, Inc., the Purchaser has carried on all negotiations relating to this Agreement and the transactions contemplated in this Agreement directly and without the intervention on its behalf of any other party in such manner as to give rise to any valid claim for a brokerage commission, finder's fee or other like payment, and the Purchaser and SFBC agree that all Liability for fees, costs and other charges due to Raymond James & Associates, Inc. shall be paid entirely by the Purchaser and SFBC.

5.7  SFBC Shares and SFBC Options

As of the Closing Time, the SFBC Shares to be issued by SFBC to the Vendors pursuant to ARTICLE 3 hereof in partial payment of the Purchase Price will be validly and duly issued and allotted in favour of the Vendors, will be listed on the Nasdaq Stock Market and will have been issued in accordance with all applicable Laws, including corporate and securities Laws, and without any material violation of any right of any Person, nor of any material obligation of SFBC. Upon their delivery to the Vendors (or to the Escrow Agent or the Vendors' Agent acting on their behalf, as the case may be), the SFBC Shares issued under this Agreement will be outstanding as fully paid and non-assessable shares of SFBC and will be, as of the Closing Time, freely negotiable on said Nasdaq Stock Market, subject only to applicable securities Laws and to the provisions of this Agreement including
Section 11.4 hereof.

As of the Closing Time, the SFBC Options to be issued by SFBC to Key Employees of the Company pursuant to ARTICLE 3 hereof will be validly and duly issued and allotted in favour of such selected employees and will have been issued in accordance with the SFBC Plan and with all applicable Laws, including corporate and securities Laws applicable to SFBC, and without any material violation of any right of any Person, nor of any material obligation of SFBC.

5.8  Prospectus; SEC Documents; SFBC Financial Statements

SFBC has filed all reports required to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") during the preceding 12 month period, including its Annual Report on Form 10-K for the year ended December 31, 2001 as filed with the Securities and Exchange Commission (the "SEC") under the Exchange Act (collectively referred to as the "SEC Documents").

The Prospectus dated December 13, 2001 (the "Prospectus") filed by SFBC pursuant to rule 424(b)(1) under the Securities Act of 1933 (the "Securities Act") and the SEC Documents, as of their respecting filing dates, complied in all material respects with the requirements of the Securities Act and the Exchange Act, and the applicable rules and regulations of the SEC thereunder, as the case may be, and the Prospectus and the SEC Documents contained no untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.

The financial statements of SFBC, including the notes thereto, included in the Prospectus and in the SEC Documents (the "SFBC Financial Statements") comply as to form with applicable accounting requirements and with published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles consistently applied (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 8-K, Form 10-QSB or regulations of the SEC) and present fairly the consolidated financial position of SFBC at the dates thereof and of its operations and cash flows for the period then ended (subject, in the case of unaudited statements, to normal recurring audit adjustments). There has been no change in SFBC accounting policies except as described in the notes to the SFBC Financial Statements. There has been no material adverse change in the assets (tangible or otherwise), business, financial condition, results of operations or prospects of SFBC since the respective dates of the Prospectus, the SEC Documents and the SFBC Financial Statements.

                                   ARTICLE 6
                              NON-WAIVER; SURVIVAL

6.1  Non-Waiver

     (a) No investigations made by or on behalf of the Purchaser or SFBC at any time shall have the effect of waiving, diminishing the scope or otherwise affecting any representation or warranty made by the Vendors in or pursuant to this Agreement. No waiver by the Purchaser or SFBC of any condition or other provisions, in whole or in part, shall constitute a waiver of any other condition or provision (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     (b) No investigations made by or on behalf of the Vendors at any time shall have the effect of waiving, diminishing the scope or otherwise affecting any representation or warranty made by the Purchaser or SFBC in or pursuant to this Agreement. No waiver by the Vendors of any condition or other provisions, in whole or in part, shall constitute a waiver of any other condition or provision (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

6.2  Nature and Survival

     (a) Subject to subsection (b), all representations and warranties contained in this Agreement on the part of each of the Parties shall survive the Closing, the execution and delivery under this Agreement of any share or security transfer instruments or other documents of title to any of the Purchased Shares and the payment of the consideration for the Purchased Shares.

     (b) Representations and warranties relating to or impacted by tax matters, including those set out in Section 4.41, arising in or in respect of a particular period ending on, before or including the Closing Date shall survive for a period of 48 months from the Closing Date, except in the event that any Claim in respect thereof involves or is in any way related to any misrepresentation on any Tax Return or other document filed or required to be filed pursuant to the Income Tax Act (Canada), Excise Tax Act (Canada), the Taxation Act (Quebec) the Quebec Sales Tax Act or any other applicable tax Law that is attributable to neglect, carelessness or willful default or any fraud in filing a Tax Return or other document or in supplying any information, in which case the representations and warranties involving, relating to or impacting Tax matters, including those set out in Section 4.41, shall survive indefinitely. All other representations and warranties of any of the Parties shall only survive for a period of 24 months from the Closing Date. If no claim shall have been made under this Agreement against a Party for any incorrectness in or breach of any representation or warranty made in this Agreement prior to the expiry of these survival periods, such Party shall have no further liability under this Agreement with respect to such representation or warranty.

     (c) Notwithstanding the limitations set out in subsection (b), any Claim which is based on title to the Purchased Shares, or the SFBC Shares, or SFBC Options, or assets of the Company, intentional misrepresentation or fraud may be brought (even if the Indemnified Parties knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) at any time and any Claim based on a breach of any misrepresentation on any Tax Return or other document filed or required to be filed pursuant to the Income Tax Act (Canada), the Excise Tax Act (Canada), the Taxation Act (Quebec), the Quebec Sales Tax Act, or any other Tax Law that is attributable to neglect, carelessness or willful default or any fraud in filing the Tax Return or other document or in supplying any information may be brought at any time.

                                   ARTICLE 7
                        PURCHASER'S CONDITIONS PRECEDENT

The obligation of the Purchaser to complete the purchase of the Purchased Shares under this Agreement shall be subject to the satisfaction of, or compliance with, at or before the Closing Time, each of the following conditions precedent (each of which is acknowledged to be inserted for the exclusive benefit of the Purchaser and may be waived by it, in writing, in whole or in part).

7.1  Truth and Accuracy of Representations of Vendors at the Closing Time

All of the representations and warranties of the Vendors made in or pursuant to this Agreement shall be true and correct as at the Closing Time and with the same effect as if made at and as of the Closing Time (except as such representations and warranties may be affected by the occurrence of events or transactions expressly contemplated and permitted by this Agreement) and the Purchaser shall have received as of the Closing Time a certificate of each of the Vendors confirming the truth and correctness of such representations and warranties.

7.2  No Material Adverse Change

No event, change or occurrence shall have occurred which, individually or together with any other event, change or occurrence, shall have had or could have a material adverse effect on, inter alia, the Leased Property, Fixed Assets, Inventories, Intellectual Property, business, results of operations, prospects or financial condition of the Company from that reflected on the Interim Financial Statements shall have occurred and the Company shall not have suffered any material loss of or damage (by fire or other hazard) to its Leased Property, Fixed Assets, Inventories or other assets, whether or not insured. There shall have been no material adverse change in any Law applicable to the Company and/or its business operations.

7.3  No Litigation

No action or proceeding shall have been instituted, or, to the knowledge of each of the Vendors, the Company or the Purchaser, threatened, and no order of any court, agency, commission or authority shall exist which questions the validity of this Agreement or seeks to restrain the consummation of the transactions contemplated by this Agreement and which, in the reasonable opinion of counsel for the Purchaser, will render it impossible or inadvisable for the Purchaser to consummate the transactions provided for in this Agreement.

7.4  Performance of Obligations

Each of the Vendors shall have performed or complied with, in all respects, all their obligations and covenants under this Agreement.

7.5  Receipt of Closing Documentation

All documentation relating to the due authorization and completion of the sale and purchase of the Purchased Shares under this Agreement and all actions and proceedings taken on or prior to the Closing in connection with the performance by the Vendors of their obligations under this Agreement, shall be satisfactory to the Purchaser, acting reasonably, and the Purchaser shall have received copies of all such documentation or other evidence as it may reasonably request in order to establish the consummation of the transactions contemplated by this Agreement and the taking of all corporate proceedings in connection with such transactions in compliance with these conditions, in form (as to certification and otherwise) and substance satisfactory to the Purchaser.

7.6  Investment Letter

Each of the Vendors shall have executed and delivered to the Purchaser an investment letter substantially in the form attached as Schedule 7.6;

7.7  Opinion of Counsel for Vendors

The Purchaser shall have received an opinion dated the Closing Date from counsel for the Vendors, reasonably satisfactory to the Purchaser and substantially in the form attached as Schedule 7.7.

7.8  Consents, Authorizations and Registrations

All consents, approvals, orders and authorizations of any Person (and registrations, declarations, filings or recordings with any Governmental Authority), required in connection with the completion of any of the transactions contemplated by this Agreement (other than with respect to the Pension Plans or Benefit Plans), the execution of this Agreement, the Closing or the performance of any of the terms and conditions of this Agreement, including any consents to the disclosure of Personal Information to the Purchaser and any consents required under Contracts and all Governmental Authorizations shall have been obtained at or before the Closing Time on terms acceptable to the Purchaser, acting reasonably.

7.9  No Proceedings

There shall be no injunction or restraining order issued preventing, and no pending or threatened Claim, or proceeding, judicial or administrative or investigation against any Party by any Person, for the purpose of enjoining or preventing the consummation of the transactions contemplated by this Agreement or otherwise claiming that this Agreement or the consummation of such transactions is improper or would give rise to proceedings under any Laws.

7.10 Encumbrances

The Purchaser shall have received evidence satisfactory to it that all Encumbrances other than Permitted Encumbrances have been discharged and that the assets of the Company are free and clear of all Encumbrances other than Permitted Encumbrances.

7.11 Bonus Waiver

All Employees entitled to bonuses or other special payments as a result of the change in control of the Company or otherwise as a result of the Closing shall have waived, in writing, such rights.

7.12 Releases

The Vendors shall have released, in a form satisfactory to the Purchaser, any Employees from any confidentiality agreements with the Vendors, if any.

7.13 Key Employees

Each of the Key Employees shall have signed employment contracts with the Company substantially in the form attached as Schedule 7.13.

7.14 Liabilities

There shall be no Liabilities or obligations of the Company other than those described in the Financial Statements or that were otherwise incurred or accrued by the Company in the ordinary course of its business and in a manner consistent with its past practices since January 31, 2002.

7.15 Corporate Actions

All requisite action by the Board of Directors of each of the Corporate Vendors and the Company shall have been duly taken on or prior to the Closing Date to authorize and approve the consummation of the transactions contemplated herein (including, without limitation, the transfer of the Purchased Shares to the Purchaser provided for herein), and the election and appointment of directors and officers of the Company nominated by the Purchaser and, each of the Corporate Vendors shall deliver to the Purchaser certified copies of each such resolution. The Shareholders Agreement shall have been terminated.

7.16 Anapharm Options

All of the Anapharm Options shall have been exercised by the Option Holders at least 2 Business Days prior to the Closing Date and shares of the Company shall have been issued in consideration of the Option Receipts.

7.17 Share Certificates

Certificates representing all of the Purchased Shares shall be validly endorsed for transfer in blank and delivered to the Purchaser at Closing Time.

7.18 Directors and Officers of the Company

The Board of Directors of the Company at the Closing Time shall consist of individuals nominated by the Purchaser and there shall have been delivered to the Purchaser at the Closing Time the resignations and releases of all individuals who are currently directors or officers of the Company and duly executed comprehensive releases from each such individual and from the Vendors of all their Claims respectively, against the Company, substantially in the form attached as Schedule 7.18.

The Company's nominee to the Danapharm board of directors (currently Marc LeBel) shall have delivered to Purchaser a resignation of such person from the Danapharm board and a release given by such person in favour of Danapharm.

7.19 Securities Law Compliance

The Parties shall have received all required approvals, including for the issuance of the SFBC Shares to the Vendors and SFBC Options to the Key Employees of the Company in accordance with this Agreement and applicable United States and Quebec securities Laws.

Each of the Vendors shall file at the Closing Time any and all notices required by United Sates and Quebec securities Laws to complete the transactions contemplated herein. All applicable fees payable with respect to such filings will be paid by the Purchaser and SFBC.

7.20 Escrow

The Parties shall have executed the Escrow Agreement.

7.21 Employees' Covenants

Each of the Employee Vendors (other than they Key Employees) of the Company shall have signed a non-disclosure, non-competition, non-solicitation and assignment of IP agreement substantially in the form attached hereto as Schedule 7.21.

7.22 Repayment of Advances

All Vendors and their respective affiliated or related persons that owe any money to the Company on account of advances, loans or otherwise, shall have repaid same in full (and any interest accrued thereon) to the Company.

7.23 Termination

If any of the foregoing conditions in this Article has not been fulfilled on or before the Closing Time, the Purchaser may terminate this Agreement by notice in writing to the Vendors' Representatives, in which event the Purchaser shall be released from all obligations under this Agreement as further provided in
Section 12.2 herein, and unless the condition relied upon could reasonably have been performed by each of the Vendors, the Vendors shall also be released from all obligations under this Agreement. However, the Purchaser may waive in writing compliance with any condition in whole or in part if it sees fit to do so, without prejudice to its rights of termination in the event of non-fulfilment of any other condition, in whole or in part, or to its rights to recover damages for the breach of any representation, warranty, covenant or condition contained in this Agreement.

                                   ARTICLE 8
                          VENDORS' CONDITIONS PRECEDENT

The obligations of the Vendors to complete the sale of the Purchased Shares under this Agreement shall be subject to the satisfaction of or compliance with, at or before the Closing

Time, each of the following conditions precedent (each of which is acknowledged to be inserted for the exclusive benefit of the Vendors and may be waived by it in whole or in part).

8.1 Truth and Accuracy of Representations of the Purchaser and SFBC at Closing Time

All of the representations and warranties of each of the Purchaser and SFBC made in or pursuant to this Agreement shall be true and correct as at the Closing Time and with the same effect as if made at and as of the Closing Time and the Vendors shall have received a certificate of each of the Purchaser and SFBC confirming the truth and correctness of such representations and warranties.

8.2  Performance of Obligations

Each of the Purchaser and SFBC shall have performed or complied with, in all respects, all its obligations and covenants under this Agreement.

8.3  Opinion of Counsel for Purchaser

The Vendors' Representatives, on behalf of the Vendors, shall have received an opinion reasonably satisfactory to the Vendors' counsel, addressed to the Vendors' Representatives and Desjardins Ducharme Stein Monast and dated the Closing Date, from counsel for the Purchaser and SFBC.

8.4  SFBC Shares, SFBC Plan and SFBC Options Approvals

The SFBC Plan and the issuance of the SFBC Options to Employee Vendors and the issuance of SFBC Shares to the Vendors in accordance with this Agreement shall have been approved by the Quebec Securities Commission.

8.5  Receipt of Closing Certificate

Vendors' Representatives shall have received a Certificate signed by an officer of SFBC and Purchaser attesting to SFBC's and Purchaser's satisfaction of all of the conditions set forth in this ARTICLE 8.

8.6  No Proceedings

There shall be no injunction or restraining order issued preventing, and no pending or threatened Claim, or proceeding, judicial or administrative or investigation against any Party by any Person, for the purpose of enjoining or preventing the consummation of the transactions contemplated by this Agreement or otherwise claiming that this Agreement or the consummation of such transactions is improper or would give rise to proceedings under any Laws.

If any of the foregoing conditions in this Article has not been fulfilled by Closing, the Vendors may terminate this Agreement by notice in writing to the Purchaser, in which event the Vendors shall be released from all obligations under this Agreement as and unless the Vendors can show that the condition relied upon could reasonably have been performed by the Purchaser, the Purchaser is also released from all obligations under this Agreement. However, the Vendors' Representatives may waive compliance with any condition in whole or in part if it sees fit to do so, without prejudice to Vendors' rights of termination in the event of non-fulfilment of any other condition in whole or in part or to its rights to recover damages for the breach of any representation, warranty, covenant or condition contained in this Agreement.

                                   ARTICLE 9
                            COVENANTS AND AGREEMENTS

9.1  General

Each of the Parties will use its best efforts to fulfil or obtain the fulfilment of all conditions precedent set forth in this Agreement prior to the Closing Date.

9.2  Conduct of Business Prior to Closing

During the period from the date of this Agreement to the Closing Time, the Vendors shall cause the Company to do the following:

     (a) Conduct Business in the Ordinary Course - except as otherwise contemplated or permitted by this Agreement, conduct its business in the ordinary course, consistent with past practices and regular customer service and business policies and not, without the prior written consent of the Purchaser, enter into any transaction or do anything which, if effected before the date of this Agreement, would constitute a breach of the representations, warranties or agreements of the Vendors contained in this Agreement;

     (b) Maintain Good Relations - use all reasonable efforts to maintain good relations with the Employees, its customers and suppliers;

     (c) Continue Insurance - continue in force all policies of insurance maintained by or for the benefit of the Company and give all notices and present claims under all insurance policies in a timely fashion;

     (d) Perform Obligations - comply with all Laws affecting the operation of the Company;

     (e) Prevent Certain Changes - not, without the prior written consent of the Purchaser, take any of the actions, do any of the things or perform any of the acts described in Section 4.14.

9.3  Specific Transactions

Except with the prior written approval of the Purchaser and, without limiting the generality of the foregoing, from the date of this Agreement until the Closing Time, the Company will not:

     (a) change its articles of incorporation or by-laws or declare, make, set aside or pay any payment, dividend or other distribution of any nature in respect to any of its capital stock nor will it, directly or indirectly, issue, redeem, retire, purchase or otherwise acquire any of its shares of capital stock;

     (b) take any action or omit to take any action which action or omission would, in either case, constitute a breach of any of the representations and warranties of any of the Vendors herein;

     (c) enter into or terminate any material transaction or contract other than in the ordinary course of business or waive any material right;

     (d) enter into any new employment agreement or commitment to employees (including any commitment to pay retirement or other benefits) or hire or terminate the employment of any person whose annual compensation exceeds $65,000;

     (e) increase the salaries or other compensation paid, or make any changes in any plan or manner by which compensation (including benefits) is determined and paid (a) to any officer or director, or (b) to any employee, except in the ordinary course of business and consistent with past practice;

     (f) change its existing bank accounts, investments or safe deposit box arrangements;

     (g) either (a) create or incur any indebtedness in respect of borrowed funds, (b) create or incur any indebtedness or Liabilities except trade indebtedness in the ordinary course of business, (c) prepay any indebtedness or Liabilities, other than trade payables prepaid in the ordinary course of business, consistent with past practice, in order to obtain prompt payment discounts, (d) enter into or terminate any lease of real (immovable) property, (e) create or invest in any subsidiary, or (f) release or create any Encumbrances;

     (h) make any capital expenditure or capital expenditure commitment in excess of seventy-five thousand dollars ($75,000) for any single item or enter into any lease, as lessee, of capital equipment as to which the annual lease charge is at a rate in excess of seven thousand dollars ($7,000);

     (i) sell or dispose of any capital asset or make any commitment relating to any such asset other than in the ordinary course of business;

     (j) make any capital contribution or investment in any entity nor alter the physical content or character of any of its inventory so as to affect the nature of its business or result in an increase or decrease in the total dollar valuation thereof other than as a result of transactions in the usual and ordinary course of business.

     (k) directly or indirectly enter into any Contract with any of the Vendors or any shareholder of the Vendors to make any payment or distribution to any such person other than salaries and benefits payable in the ordinary course of business consistent with past practice.

9.4  Status of Contracts

The Company shall not suffer, permit or cause any material default to exist or occur under the terms of the Contracts or modify, extend or otherwise amend the Contracts. Prior to the Closing Date, the Company shall use all reasonable efforts to enforce the provisions of the Contracts, but shall take no action against any party thereto based on a default thereunder without first obtaining the approval of the Purchaser, which approval shall not be unreasonably withheld or delayed; the Company shall not terminate or cancel any Contract without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld or delayed; between the date hereof and the Closing Date, the Company shall do nothing to cause a material breach or violation of any term, covenant or provision of any of the Contracts.

9.5  Maintenance of Assets

The Company will maintain its Leased Property, Fixed Assets, Inventories and machinery, equipment and other assets in good repair, order and condition.

9.6  Preservation of Business Relationships

The Company will take all reasonable steps (without making any commitments other than in the ordinary course of business) to (a) preserve its business organization intact, (b) retain its key officers and employees, (c) preserve its present relationships with suppliers, and (d) retain the patronage of its customers (whether existing business or business obtained after the date hereof).

9.7  Litigation

The Vendors will promptly supply to the Purchaser copies of all litigation pertaining to the Company which may arise subsequent to the execution of this Agreement and will also advise the Purchaser promptly in writing of any threat of litigation pertaining to the Company which is made between the date of this Agreement and the Closing Date.

9.8  Compliance

The Company will duly observe and conform in all material respects to all Laws of any Governmental Authority relating to its assets or to the operation and conduct of its business, and all covenants, terms and conditions upon or under which any of its assets are held or business is conducted. The Company will duly and timely file all reports and returns required to be filed with any Governmental Authority and will promptly pay when due all Taxes and charges, including interest and penalties levied or assessed, unless diligently contested in good faith by appropriate proceedings.

9.9  Consents

Each of the Vendors shall use its best efforts to obtain, and to cause the Company to obtain, before the Closing Date, all consents required to be obtained from the parties to the Contracts in order for the consummation of the transaction herein contemplated to be consummated without breach or default thereunder.

9.10 Notice of Defaults

Each of the Vendors and the Company shall give prompt notice to the Purchaser of the occurrence or non-occurrence of any event of which it has knowledge, the occurrence or non-occurrence of which would be likely (i) to cause any of the representations or warranties made by it in this Agreement to be untrue or inaccurate at or prior to the Closing, or (ii) to result in any of the conditions precedent to the obligations of the Vendors, the Company or the Purchaser as stipulated herein not to be satisfied so as to permit the consummation of the transactions contemplated herein on the Closing Date.

9.11 Access for Investigation

Each of the Vendors shall permit the Purchaser and its representatives, without interference to the ordinary conduct of business, to have free and unrestricted access during normal business hours to (i) the Leased Property, (ii) all other locations where Books and Records or other material relevant to the business of the Company are stored; (iii) all the Books and Records and (iv) the properties and assets used by the Company. The Vendors shall furnish to the Purchaser copies of Books and Records as the Purchaser shall from time to time reasonably request to enable confirmation of the matters warranted in ARTICLE 4.

9.12 Actions to Satisfy Closing Conditions

Each of the Parties shall take all such actions as are within its power to control, and use reasonable commercial efforts to cause other actions to be taken which are not within its power to control, so as to ensure compliance with each of the conditions and covenants set forth in ARTICLE 7 or ARTICLE 8 which are for the benefit of any other Party.

9.13 Consent to Jurisdiction

Each of the Parties irrevocably attorns and submits to the exclusive jurisdiction of any Quebec court sitting in Montreal in any action or proceeding arising out of or related to this Agreement and irrevocably agrees that all claims in respect of any such action or proceeding shall be heard and determined in such Quebec court. Each of the Parties irrevocably waives, to the fullest extent it may effectively do so, the defence of an inconvenient forum to the maintenance of such action or proceeding. A final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

9.14 Covenants Relating to Intellectual Property

     (a) Neither the Vendors nor the Company shall, directly or indirectly, take or tolerate any action which will adversely affect the ownership, validity or enforceability of any of the Intellectual Property;

     (b) the Employee Vendors and the Company shall execute all documents reasonably requested by Purchaser to effect further the registration, maintenance and renewal of any registration respecting the Intellectual Property; and

     (c) the Vendors shall not apply to register any intellectual property right, in any part of the Intellectual Property. If any such application for registration is or has been filed by the Vendors in which, in the sole opinion of the Purchaser or the Company acting in good faith, is the same as or derived from any Intellectual Property, the Employee Vendors shall, within a reasonable time, but in any event within thirty (30) days of a Notice from the Purchaser or the Company, immediately assign it in writing to the Company. The Vendors shall reimburse the Purchaser for all the costs and expenses of any litigation or other legal proceedings, including legal fees incurred by the Purchaser or Company in enforcing this provision.

                                   ARTICLE 10
                                 INDEMNIFICATION

10.1 Indemnifications for Breaches of Covenants and Warranty, etc.

     (a) The Vendors (the "Indemnifying Parties") shall indemnify and save harmless, jointly (and not solidarily) on a pro rata basis with respect to their respective share of the Purchase Price, the Purchaser, and SFBC, and their respective directors, officers, employees, agents and shareholders (the "Indemnified Parties"), from and against all Claims which may be made or brought against the Indemnified Parties or the Company, or which the Indemnified Parties or the Company may suffer or incur, directly or indirectly as a result of or in connection with any non-fulfilment of any covenant or agreement on the part of the Indemnifying Parties under this Agreement or any incorrectness in or breach of any representation or warranty of the Indemnifying Parties contained in this Agreement or in any certificate or other document furnished by the Indemnifying Parties pursuant to this Agreement. The foregoing obligation of indemnification in respect of such Claims shall be subject to:

         (i) the limitation contained in Section 6.2 respecting the survival of the representations and warranties of the Parties;

         (ii) the requirement that the Indemnifying Parties shall, in respect of any Claim made by any third Person, be afforded an opportunity at its sole expense to resist, defend and compromise such Claim; and

         (iii) the limitation that, for Claims made in connection with any representation or warranty, the Indemnifying Parties shall not be required to pay any such amount until the aggregate of such Claims exceeds $250,000 and upon the aggregate of such Claims exceeding $250,000 the Indemnifying Parties shall be required to pay the amount owing in respect of all of such Claims including the $250,000 except that the foregoing limitation shall not apply to wilful breaches of this Agreement or fraud.

         (iv) the maximum liability of each Vendor under this Section 10.1 shall be the amount of the Purchase Price (in cash or SFBC Shares) received by such Vendor under this Agreement, including, for greater certainty, any amount deposited under the Escrow Agreement pursuant to Section 3.1 above, on a pro rata basis with respect to their respective share of the Purchase Price, and interest on such amount determined at the Rate and calculated from the Closing Date until such Vendor satisfies its indemnification obligations hereunder.

     (b) The Purchaser and SFBC (the "Indemnifying Parties") shall indemnify and save harmless, solidarily, the Vendors, and their respective directors, officers, employees, agents and shareholders, as the case may be, (the "Indemnified Parties"), from and against all Claims which may be made or brought against the Indemnified Parties, or which the Indemnified Parties may suffer or incur, directly or indirectly as a result of or in connection with any non-fulfilment of any covenant or agreement on the part of the Indemnifying Parties under this Agreement or any incorrectness in or breach of any representation or warranty of the Indemnifying Parties contained in this Agreement or in any certificate or other document furnished by the Indemnifying Parties pursuant to this Agreement. The foregoing obligation of indemnification in respect of such Claims shall be subject to:

         (i) the limitation contained in Section 6.2 respecting the survival of the representations and warranties of the Parties; and

         (ii) the requirement that the Indemnifying Parties shall, in respect of any Claim made by any third Person, be afforded an opportunity at their sole expense to resist, defend and compromise such Claim.

         (iii) the limitation that, for Claims made in connection with any representation or warranty, the Indemnifying Parties shall not be required to pay any such amount until the aggregate of such Claims exceeds $250,000 and upon the aggregate of such Claims exceeding $250,000 the Indemnifying Parties shall be required to pay the amount owing in respect of all of such Claims including the $250,000 except that the foregoing limitation shall not apply to wilful breaches of this Agreement or fraud.

         (iv) the maximum aggregate liability of Purchaser and SFBC under this Section 10.1 shall be the product of the SFBC Share Price multiplied by the number of SFBC Shares issued to Vendors at the Closing and interest on such amount determined at the Rate and calculated from the Closing Date until the Purchaser or SFBC satisfies its indemnification obligations hereunder.

10.2 Indemnification Procedures for Third Party Claims

     (a) In the case of Claims made by a third party (including any Governmental Authority) with respect to which indemnification is sought, the Party seeking indemnification (in this Section, the "Indemnified Parties") shall give prompt notice, and in any event within 20 days, to the Indemnifying Parties of any such

          Claims. If the Indemnified Parties fails to give such notice, such failure shall not preclude the Indemnified Parties from obtaining such indemnification but its right to indemnification may be reduced to the extent that such delay prejudiced the defence of the Claim or increased the amount of liability or cost of defense and provided that no claim for indemnity in respect of the breach of any representation or warranty contained in this Agreement may be made unless notice of such Claim has been given prior to the expiry of the survival period applicable to such representation and warranty pursuant to Section 6.2.

     (b) The Indemnifying Parties shall have the right, by notice to the Indemnified Parties given not later than 10 days after receipt of the notice described in subsection (a), to assume the control of the defence, compromise or settlement of the Claim, provided that such assumption shall, by its terms, be without cost to the Indemnified Parties and provided the Indemnifying Parties acknowledges in writing its obligation to indemnify the Indemnified Parties in accordance with the terms contained in this Section in respect of that Claim.

     (c) Upon the assumption of control of any Claim by the Indemnifying Parties as set out in subsection (b), the Vendors shall diligently proceed with the defence, compromise or settlement of the Claim at their sole expense, including if necessary, employment of counsel reasonably satisfactory to the Indemnified Parties and, in connection therewith, the Indemnified Parties shall cooperate fully, but at the expense of the Indemnifying Parties with respect to any out-of-pocket expenses incurred, to make available to the Indemnifying Parties all pertinent information and witnesses under the Indemnified Parties' control, make such assignments and take such other steps as in the opinion of counsel for the Indemnifying Parties are reasonably necessary to enable the Indemnifying Parties to conduct such defence. The Indemnified Parties shall also have the right to participate in the negotiation, settlement or defence of any Claim at its own expense.

     (d) The final determination of any Claim pursuant to this Section, including all related costs and expenses, shall be binding and conclusive upon the Parties as to the validity or invalidity, as the case may be of such Claim against the Indemnifying Parties.

     (e) If the Indemnifying Parties do not assume control of a Claim as permitted in subsection (b), the Indemnified Parties shall be entitled to make such settlement of the Claim as in its sole discretion may appear advisable, and such settlement or any other final determination of the Claim shall be binding upon the Vendors.

     (f) Where the Indemnifying Parties under this Section 10.2 are the Vendors, the Vendors shall exclusively act through and be represented by, for all purposes, the Vendors' Representatives.

10.3 Other Indemnification Provisions

Each of the Vendors hereby agrees that it will not make any claim for indemnification against the Company by reason of the fact the it was a director, officer, employee, or agent of any such entity or was serving at the request of any such entity as a partner, trustee, director, officer, employee, or agent of another entity (whether such claim is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, or otherwise and whether such claim is pursuant to any statute, Articles, bylaw, agreement or otherwise) with respect to any action, suit, proceeding, complaint, claim or demand brought by Purchaser against such Vendor (whether such action, suit, proceeding, complaint, claim or demand is pursuant to this Agreement, applicable law or otherwise).

10.4 Losses Defined

Subject to Article 1613 of the Civil Code of Quebec, in determining the amount of losses suffered by the Purchaser by reason of any of the matters hereinabove referred to, the term "Claims" shall include, in addition to amounts expended and Liabilities incurred, the amount of any diminution of or adverse effect upon the value of the Company or its business relating from or arising out of any of the matters hereinabove referred to; in determining the amount of such Claims, the following factors and circumstances shall be taken into account:

     (a) any adverse effect upon the ability of the Purchaser or the Company to conduct the business of the Company in as profitable a manner as same was conducted prior to the occurrence of such event or the matter giving rise to such Claim;

     (b) any adverse effect upon the value of the Company or its business or assets to the Purchaser attributable to any inaccuracy in the Financial Statements and in particular the level of profitability of the Company during the fiscal periods covered by the Financial Statements;

     (c)  the Purchase Price paid by the Purchaser or SFBC; and

     (d) any other factors or circumstances which may be relevant to a fair and complete determination of the effect of such breach, non-fulfilment or other matter upon the value of the Purchaser's investment in the Company.

                                   ARTICLE 11
                       ADDITIONAL COVENANTS OF THE PARTIES

11.1 Outstanding Anapharm Options

Subject to the receipt of all Governmental Authorizations, the Vendors shall cause the Company to make such amendments to the Anapharm Plan and take all such other steps as may be necessary or desirable: (i) to allow all persons holding Anapharm Options pursuant to the Anapharm Plan who may do so under applicable Laws to exercise their Anapharm Options on an accelerated vesting basis at least 2 Business Days prior to Closing.

11.2 Preparation of Filings

     (a) SFBC, the Vendors, the Purchaser and the Company shall cooperate in the preparation of any applications for orders, registrations, consents, filings, circulars and approvals and the preparation of any required documents reasonably deemed by the Parties to be necessary to discharge their respective obligations under applicable Laws in connection with this Agreement;

     (b) Each of SFBC, the Vendors, the Company and the Purchaser shall promptly notify the others if at any time before the Closing Date it becomes aware that an application for an order, any registration, consent, circular or approval, registration statement or any other filing under companies, corporations or securities Laws contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which they are made, or that otherwise requires an amendment or supplement to such application, registration statement or filing, and the Parties shall cooperate in the preparation of any amendment or supplement to the application, registration statement or filing, as required.

     (c) All fees and costs relating to any of the above-mentioned proceedings will be borne and paid by the Purchaser and SFBC.

11.3 Covenants of Purchaser Regarding SFBC Securities

Each of the Purchaser and SFBC covenants and agrees that, except as contemplated in this Agreement, prior to the Closing Date, SFBC will, at its own costs, prepare and file with all applicable securities commissions or similar securities regulatory authorities of Canada all necessary applications to seek exemptions, if required, from the prospectus, registration and other requirements of the applicable securities Laws of Canada for the issuance by SFBC of SFBC Shares pursuant to this Agreement.

11.4 Restriction on Future Sales by Vendors

Each of the Vendors agrees that neither it nor any of its Affiliates or associates will sell, offer to sell, pledge, hypothecate, contract to sell, sell any option or contract to purchase or otherwise enter into any swap or arrangement (a monetization arrangement) which has the effect of transferring all or any portion of the economic benefits of ownership of the SFBC Shares received under this Agreement or publicly announce any intention to do so, at any time prior to:

     (i) in the case of SFBC Shares received by Employee Vendors as their Individual Share Allocation, two years after the Closing Date; and

     (ii) in all other cases, one year after the Closing Date.

11.5 SFBC Share Legends

The Parties agree that all SFBC Shares issued to Vendors at Closing shall bear the following legends:

"THE SHARES REPRESENTED BY THIS STOCK CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE FEDERAL OR ANY PROVINCIAL OR STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH LAWS AS MAY BE APPLICABLE OR AN OPINION OF COUNSEL TO THE CORPORATION THAT AN EXEMPTION FROM SUCH APPLICABLE LAWS EXISTS.

THE SHARES REPRESENTED BY THIS STOCK CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A SHARE PURCHASE AGREEMENT BY AND AMONG SOFINOV SOCIETE FINANCIERE D'INNOVATION INC., OTHER VENDORS, SFBC CANADA, INC. AND ANAPHARM INC. AND AN ESCROW AGREEMENT BY AND AMONG THE TRUST COMPANY OF THE BANK OF MONTREAL, AS ESCROW AGENT, MARC LEBEL AND OTHER VENDORS, COPIES OF WHICH WILL BE PROVIDED UPON REQUEST."

11.6 Stub Period Returns

The Purchaser shall cause the Company to duly and timely make or prepare all Tax Returns required to be made or prepared by them and to duly and timely file all Tax Returns required to be filed by them for any period which ends on or before the Closing Date and for which Tax Returns have not been filed as of such date. The Purchaser may cause the Company to make the election referred to in subsection 256(9) of the Income Tax Act (Canada), and comparable provisions of applicable provincial legislation, and to file such election(s) for the Company's taxation year(s) ending immediately before the Closing Time. The Purchaser shall also cause the Company to duly and timely make or prepare all Tax Returns required to be made or prepared by them and to duly and timely file all Tax Returns required to be filed by them for periods beginning before and ending after the Closing Date. The Vendors and the Purchaser shall cooperate fully with each other and make available to each other in a timely fashion such data and other information as may reasonably be required for the preparation of any Tax Return of the Company for a period ending on, prior to or including the Closing Date and shall preserve such data and other information until the expiration of any applicable limitation period under any applicable law with respect to Taxes. All fees and costs relating to the Stub Period Returns will be borne and paid by the Company.

                                   ARTICLE 12
                                  TERMINATION

12.1 Termination of Agreement

The Purchaser may terminate this Agreement by giving written notice to each of the Vendors or the Vendors' Representatives at any time prior to the Closing Date (A) in the event any of the Vendors or the Company (i) has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, (ii) the Purchaser has notified each of the Vendors or Vendors' Representatives of such breach, and (iii) such breach has continued without cure for a period of 10 days after the notice of breach or (B) if the Closing shall not have occurred on or before April 15, 2002 by reason of the failure of any conditions precedent under ARTICLE 7 hereof.

The Vendors may not terminate this Agreement, without the prior written consent of the Purchaser, unless otherwise stipulated in this Agreement or if the Closing shall not have occurred on or before April 15, 2002 by reason of the failure of any conditions precedent under ARTICLE 8 hereof.

12.2 Effect of Termination

Unless otherwise stipulated in this Agreement, if any party terminates this Agreement pursuant to the provisions set forth herein, all rights and obligations of the parties hereunder shall terminate without any Liability of any party to any other party (except the confidentiality obligations of the parties hereto, or for any Liability of any party then in breach).

12.3 Exclusive Dealing

     (a) Without limitation of the Vendors' other obligations under this Agreement, until May 8, 2002, each Vendor signing this Agreement (a "Signing Shareholder") and the Company agrees that:

          (i) he or it will work exclusively and in good faith with SFBC and Purchaser in an effort to achieve Closing;

          (ii) neither he or it nor any of the officers or directors of the Company shall, and that each Signing Shareholder and the Company shall use his or its best efforts or to cause his or its employees, agents and representatives (including PricewaterhouseCoopers Securities Inc., any other investment banker, attorney, or accountant acting on his or its behalf) not to, directly or indirectly, initiate, solicit, encourage, pursue or continue any discussions or negotiations with any third parties or knowingly facilitate (including by way of furnishing information) any inquiries or the making of any proposal or offer with respect to a merger, amalgamation, reorganization, share exchange, consolidation, business combination, capitalization, recapitalization, sale of securities (other than pursuant to the exercise of employee stock options), liquidation, dissolution or similar transaction involving the Company, or any purchase or sale of the assets of the Company (any such proposal or offer other than a proposal or offer made by SFBC or an affiliate thereof is referred to as an "Acquisition Proposal");

          (iii) neither he or it nor any of the officers or directors of the Company shall, and that he or it shall use his or its best efforts to cause his or its employees, agents and representatives (including any investment banker, attorney or accountant acting of behalf of him or it) not to, directly or indirectly, have any discussion with or provide any Confidential Information or date to any Person relating to an Acquisition Proposal, or engage in any negotiations concerning an Acquisition Proposal, or knowingly facilitate any effort or attempt to make or implement an Acquisition Proposal or accept an Acquisition Proposal.

     (b) The Company agrees that it shall use reasonable best efforts to promptly inform its directors, officers, key employees, agents and representatives of the obligations undertaken in this Section 12.3.

12.4 Termination Fee

In the event that the Company or any of the Signing Shareholders breach their obligations under this Section 12.3, then the Company and the Signing Shareholders committing such breach shall pay SFBC a termination fee equal to $1,410,000.

                                   ARTICLE 13
                             POST-CLOSING COVENANTS

13.1 Post-Closing Covenants

The Parties agree as follows with respect to the period following the Closing.

     (a) General. In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under ARTICLE 10 above). The Vendors acknowledge and agree that from and after Closing, Purchaser will be entitled to possession of all documents, books, records (including Tax records), agreements, and financial data of any sort relating to the Company.

     (b) Transition. None of the Vendors will take any action that is designed or intended to have the effect of discouraging any lessor, licensor, Customer, supplier or other business associate of the Company from maintaining the same business relationships with the Company after the Closing as it maintained with the Company prior to the Closing.

     (c) Confidentiality. Each of the Vendors shall (i) treat and hold all of the Confidential Information in confidence, shall not, directly or indirectly, disclose such information to any third parties, and shall protect the confidentiality thereof, (ii) refrain from using any of the Confidential Information except in connection with this Agreement, and (iii) deliver within 10 days of Closing to the Company or destroy, at the request and option of Purchaser, all tangible embodiments (and all copies) of the Confidential Information which are in his, her or its possession. In the event that any of the Vendors is requested or required (by oral question for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Confidential Information, that Vendor will notify Purchaser promptly of the request or requirement so that Purchaser may seek an appropriate protective order or waive compliance with the provisions of this section. If, in the absence of a protective order or the receipt of a waiver hereunder, any of the Vendors is, on the advise of counsel, compelled to disclose any Confidential Information to any tribunal or else stand liable for contempt, that Vendor may disclose the Confidential Information to the tribunal; provided, however, that the disclosing Vendor shall use such Vendor's best efforts to obtain, at the request of Purchaser, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as Purchaser shall designate. The foregoing provisions shall not apply to any Confidential information which is generally available to the public immediately prior to the time of disclosure.

     (d) Covenant Not to Compete. For a period of four (4) years from and after the Closing Date, none of the Vendors will, directly or indirectly, (including as an investor, employee, consultant, partner, lender or otherwise), engage anywhere in Canada or the United States in any business that the Company conducts as of the Closing Date; provided, however, that no Vendor shall be in breach of this section by reason of such Vendor (i) holding not more than 5% of the outstanding stock of any publicly-traded corporation which operates the same or a similar business as the Company, or (ii) becoming involved with an enterprise engaged in two or more lines of business, one of which is the same or similar to the Company's business (the "Prohibited Business") if the Vendors involvement is totally unrelated to the Prohibited Business. If the final judgment of a court of competent jurisdiction declares that any term or provision of this section is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid and unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed. This Section 13.1(d) does not apply to Sofinov Societe Financiere d'Innovation Inc., Jean Marier, Fregico Inc., Gestion M&D Provencher Inc., Serge Carriere, Robert Goyer, Eric Masson, Nicola Stephan d'Ulisse, Johane B. Champagne, Guylaine Perron and Stephane Marin.

                                   ARTICLE 14
                                     GENERAL

14.1 Public Notices

Prior to the Closing, all public notices to third parties and all other publicity concerning the transactions contemplated by this Agreement shall be jointly planned and coordinated by the Vendors' Representatives and the Purchaser and no Party shall act unilaterally in this regard without the prior approval of the other Party, such approval not to be unreasonably withheld, except where required to do so by law or by the applicable regulations or policies of any provincial or Canadian or other regulatory agency of competent jurisdiction or any stock exchange or stock market.

14.2 Expenses

Each of the Parties shall pay their respective legal, accounting, and other professional advisory fees, costs and expenses incurred in connection with the purchase and sale of the Purchased Shares and the preparation, execution and delivery of this Agreement and all documents and instruments executed pursuant to this Agreement and any other costs and expenses incurred. In particular, the Vendors shall be responsible for any fees and expenses of any broker or investment advisor retained by them or the Company in connection with the sale of the Purchased Shares and such fees and expenses shall not constitute an obligation of the Company or the Purchaser.

14.3 Vendors' Representatives

The Vendors hereby appoint Mr. Marc LeBel, Mr. Maurice Provencher and Sofinov Societe Financiere d'Innovation (collectively, the "Vendors' Representatives") as their representatives and mandataries hereunder and expressly agree that (i) all the Vendors shall be bound by any action taken or document signed and delivered by all of the Vendors' Representatives, in such capacity and on behalf of all the Vendors, including any notice, consent or approval required or permitted to be given, in connection with this Agreement, and (ii) the Purchaser and SFBC shall be entitled to rely on any action taken or document signed and delivered by all of the Vendors' Representatives, in such capacity and on behalf of all the Vendors.

The Vendors may, at any time, replace any or all of the Vendors' Representatives, or reduce or increase their number, as the case may be, by giving to the Purchaser or SFBC, to the Escrow Agent and to the Vendors' Agent, a written notice of such change (indicating the name and address of any new Vendors' Representative) signed by Vendors who held a majority of the voting Purchased Shares immediately prior to the Closing Date.

14.4 Notices

Any notice, consent or approval required or permitted to be given in connection with this Agreement (in this Section referred to as a "Notice") shall be in writing and shall be sufficiently given if delivered (whether in person, by courier service or other personal method of delivery), or if transmitted by facsimile or e-mail:

     (a) in the case of a Notice to the Vendors, to each of the Vendors' Representatives at:

          Marc LeBel
          2050 Rene-Levesque Blvd. West
          Sainte-Foy (Quebec)
          Canada
          G1V 2K8

          Fax:     418-688-5264
          and

          Maurice Provencher
          2201 Chemin St-Louis
          Apt. 704
          Sillery (Quebec)
          Canada
          G1T 1P9

          Fax: (418) 527-8333
          and

          Sofinov Societe Financiere d'Innovation Inc.
          1801 McGill College
          13th Floor
          Montreal (Quebec)
          Canada
          H3A 2N4

          Fax:     514-847-2628

          Attention: President
          --------------------

     (b)  in the case of a Notice to the Purchaser at:

          SFBC Canada, Inc.
          c/o SFBC International Inc.
          11190 Biscayne Boulevard
          Miami, Florida  33181

          Attention:        CEO
          Fax:              (305) 895-8616

     (c)  Copy to SFBC at:

          11190 Biscayne Boulevard
          Miami, Florida  33181

          Attention:        Dr. Gregory B. Holmes

          Fax:              (305) 895-8616

          E-mail:           gholmes@sfbci.com
                            -----------------

     (d)  Copy to Harris & Gilbert, LLP at:

          1645 Palm Beach Lakes Boulevard
          Suite 550
          West Palm Beach, Florida  33401

          Fax:              (561) 478-1817

          E-mail:           mharris@flseclaw.com

     (e)  Copy to Osler, Hoskin & Harcourt at:

          800 Rene-Levesque Boulevard West
          Suite 800
          Montreal, Quebec
          H3B 1X9

          Attention:        Shahir Guindi

          Fax:              (514) 904-8101

          E-mail:           sguindi@osler.com

Any Notice delivered or transmitted to a Party as provided above shall be deemed to have been given and received on the day it is delivered or transmitted, provided that it is delivered or transmitted on a Business Day prior to 5:00 p.m. local time in the place of delivery or receipt. However, if the Notice is delivered or transmitted after 5:00 p.m. local time or if such day is not a Business Day then the Notice shall be deemed to have been given and received on the next Business Day.

Any Party may, from time to time, change its address by giving Notice to the other Parties in accordance with the provisions of this Section.

14.5 Assignment

This Agreement shall enure to the benefit of and be binding upon the Parties and their respective successors (including any successor by reason of amalgamation of any Party) and assigns.

14.6 Amendment

No amendment, supplement, modification or waiver or termination of this Agreement and, unless otherwise specified, no consent or approval by any Party, shall be binding unless executed in writing by the Party to be bound thereby.

14.7 Further Assurances

The Parties shall, with reasonable diligence, do all such reasonable things as may be required to consummate the transactions contemplated by this Agreement, and each Party shall provide such further documents or instruments required by any other Party as may be reasonably necessary or desirable to effect the purpose of this Agreement and carry out its provisions, whether before or after the Closing.

14.8 Language

The Parties confirm that it is their wish that this Agreement, as well as any other documents relating to this Agreement, including notices, schedules and authorizations, have been and shall be drawn up in the English language only. Les signataires confirment leur volonte que la presente convention, de meme que tous les documents s'y rattachant, y compris tout avis, annexe et autorisation, soient rediges en anglais seulement.

14.9 Execution and Counterparts

This Agreement may be executed by the Parties in counterparts and may be executed and delivered by facsimile and all such counterparts and facsimiles shall together constitute one and the same agreement.

                         [Signatures on following pages]

IN WITNESS OF WHICH the Parties have executed this Agreement.


                                   SOFINOV SOCIETE FINANCIERE
                                   D'INNOVATION INC.


                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                   By:
                                        --------------------------------------
                                        Name:
                                        Title:


                                   GESTION M&D PROVENCHER INC.


                                   By:
                                        ----------------------------------------
                                        Maurice Provencher
                                        President


                                   FREGICO INC.


                                   By:
                                        ----------------------------------------
                                        Julien Dufour
                                        President


                                   ---------------------------------------------
                                   JEAN MARIER
                                   (per Maurice Provencher, as mandatary,
                                   duly authorized for the purposes hereof as he so declares)

                                   GESTION MARC LEBEL INC.


                                   By:
                                        ----------------------------------------
                                        Marc LeBel
                                        President


                                        ----------------------------------------
                                        MARC LEBEL


                                        ----------------------------------------
                                        FRANCOIS VALLEE
                                        (per Marc LeBel, as mandatary, duly
                                        authorized for the purposes hereof as
                                        he so declares)


                                        ----------------------------------------
                                        ROBERT GOYER
                                        (per Maurice Provencher, as mandatary,
                                        duly authorized for the purposes hereof
                                        as he so declares)


                                        ----------------------------------------
                                        SERGE CARRIERE
                                        (per Maurice Provencher, as
                                        mandatary, duly authorized for the
                                        purposes hereof as he so declares)

                                        ----------------------------------------
                                        GUYLAINE PERRON


                                        ----------------------------------------
                                        STEPHANE MARIN


                                        ----------------------------------------
                                        ERIC MASSON


                                        ----------------------------------------
                                        JOHANE B. CHAMPAGNE


                                        ----------------------------------------
                                        NICOLA STEPHAN D'ULISSE
                                        (per Marc LeBel, as mandatary, duly
                                        authorized for the purposes hereof
                                        as he so declares)


                                        ----------------------------------------
                                        DENIS HACHE

                                        ----------------------------------------
                                        JEAN COUTURE
                                        (per Marc LeBel, as mandatary, duly
                                        authorized for the purposes hereof as
                                        he so declares)

                                   ANAPHARM INC.


                                   By:
                                        ----------------------------------------
                                        Marc LeBel
                                        President

                                   SFBC CANADA, INC.


                                   By:
                                        ----------------------------------------
                                        David Natan
                                        President and Secretary


                                   SFBC INTERNATIONAL, INC.


                                   By:
                                        ----------------------------------------
                                        Arnold Hantman
                                        Chief Executive Officer

                                     ANNEX A

                                 OPTION HOLDERS

Marc LeBel, of Quebec City (Quebec), and

Francois Vallee, of Quebec City (Quebec), and

Robert Goyer, of Montreal (Quebec) and

Serge Carriere, of Montreal (Quebec), and

Guylaine Perron, of Quebec City (Quebec), and

Johane B. Champagne, of St. Raymond (Quebec), and

Stephane Marin, of Quebec City (Quebec), and

Eric Masson, of Quebec City (Quebec), and

Nicola Stephan D'Ulisse, of St.Lazare (Quebec), and

Denis Hache, of Quebec City (Quebec), and

Jean Couture, of Levis (Quebec)

                                LIST OF SCHEDULES

     Schedule                       Description
     --------                       -----------
     *   Schedule 1.1(a)            Form of Escrow Agreement**
     Schedule 1.1(b)                Permitted Encumbrances
     *   Schedule 3.2               Purchase Price and Escrow Allocation**
     *   Schedule 3.7               Allocation of Purchase Price**
     *   Schedule 3.10              Key Employees
     Schedule 3.10B                 Form of SFBC Stock Option Agreement
     Schedule 4.3                   Danapharm Capitalization
     *   Schedule 4.4               Purchased Shares
     Schedule 4.5                   Capitalization
     Schedule 4.12                  Financial Statements
     Schedule 4.13                  Undisclosed Liabilities
     *   Schedule 4.16              Non-Arm's Length Transactions
     *   Schedule 4.19              Material Suppliers and Customers**
     Schedule 4.23                  Government Grants
     Schedule 4.25                  Governmental Authorizations
     Schedule 4.27                  Intellectual Property**
     Schedule 4.28                  Equipment Contracts
     Schedule 4.30                  Leased Real Property
     Schedule 4.32                  Environmental Matters
     *   Schedule 4.33              Employment Matters**
     Schedule 4.35                  Pension and Benefit Plans

 * Confidential Treatment Requested for Portions of these Schedules
** These Schedules to be Filed in paper format under cover of Form SE pursuant to Form TH.

     *   Schedule 4.37              Insurance**
     *   Schedule 4.38              Material Contracts**
     Schedule 4.40                  Litigation**
     Schedule 4.41                  Tax Matters
     *   Schedule 4.42              Tax Data**
     *   Schedule 4.46              Trade Allowances**
     Schedule 4.47                  Third Party Consents
     Schedule 4.48                  Location of the Assets
     *   Schedule 4.49              Bank Accounts
     Schedule 4.50                  Powers of Attorney
     Schedule 4.53                  Trials
     Schedule 7.6                   Investment Letter
     Schedule 7.7                   Opinion of Vendors' Counsel
     Schedule 7.13                  Employment Contract
     Schedule 7.18                  Form of Resignation and Release of
                                    Directors and Officers of the Company
     Schedule 7.21                  Employees' Covenants

[* Confidential Treatment Requested for Portions of these Schedules]
** These Schedules to be Filed in paper format under cover on Form SE pursuant to Form TH.

                                SCHEDULE 1.1 (b)

                             PERMITTED ENCUMBRANCES

                     [Summary of French Written Documents]


Because real movables and real rights pertaining to the property of an enterprise must always be published, the attached document refers to all personal and real rights on movable property of Anapharm that are registered at the "Register of Personal and Movable Real Rights" of the Government of Quebec.

Anapharm's personal and real rights which are registered are: movable hypothecs and rights under long-term leases (e.g.: long-term rental of equipment).

                                SCHEDULE 1.1(b)

                             PERMITTED ENCUMBRANCES


See document attached hereto.

                                                                     Page 1 de 5

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   Inscriptions sous la designation d'une personne physique ou d'un organisme


Date, heure, minute de certification: 2002-02-22 15:00

Nom de l'organisme: ANAPHARM INC.  Code postal: G1V 2K8

Nombre de fiches detaillees: 75

                                FICHE SYNOPTIQUE

Fiche         Inscription                            Date heure:minute

001           02-0059496-0001                        2002-02-14 10:50
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
002           02-0051038-0001                        2002-02-08 11:07
DROITS RESULTANT D'UN BAIL
003           02-0000946-0001                        2002-01-03 14:09
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
004           01-0476476-0001                        2001-12-21 09:00
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
005           01-0460662-0003                        2001-12-11 09:00
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
006           01-0442930-0016                        2001-11-28 14:13
DROITS RESULTANT D'UN BAIL
007           01-0406126-0001                        2001-11-05 09:00
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
008           01-0384052-0001                        2001-10-19 09:00
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
009           01-0319214-0003                        2001-09-04 09:00
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
010           01-0297885-0004                        2001-08-17 09:42
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
011           01-0248879-0004                        2001-07-13 09:00
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
012           01-0231077-0001                        2001-06-29 10:11
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
013           01-0229755-0001                        2001-06-29 09:00

                                                                     Page 2 de 5

DROITS DE PROPRIETE DU CREDIT-BAILLEUR
014           01-0212582-0002                        2001-06-18 09:00
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
015           01-01999579-0001                       2001-06-07 13:57
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
016           01-0188032-001                         2001-05-31 11:46
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
017           01-0177447-0001                        2001-05-24 14:55
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
018           01-0120288-0001                        2001-04-17 09:00
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
019           01-0109247-0004                        2001-04-06 09:00
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
020           01-0102389-0001                        2001-04-02 09:00
Modification d'un droit publie
021           01-0080381-0002                        2001-03-16 09:00
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
022           01-0080163-0003                        2001-03-15 13:34
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
023           01-0076448-0003                        2001-03-13 10:29
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
024           01-0071641-0001                        2001-03-08 10:26
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
025           01-0057361-0002                        2001-02-23 10:14
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
026           01-0031926-0006                        2001-02-01 10:09
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
027           01-0023898-0004                        2001-01-25 10:02
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
028           01-0007364-0001                        2001-01-10 09:00
HYPOTHEQUE CONVENTIONNELLE SANS DEPOSSESSION
029           01-0007357-0001                        2001-01-10 09:00
HYPOTHEQUE CONVENTIONNELLE SANS DEPOSSESSION
030           01-0007363-0001                        2001-01-10 09:00
HYPOTHEQUE CONVENTIONNELLE SANS DEPOSSESSION
031           00-0311449-0027                        2000-10-16 11:38
DROITS RESULTANT D'UN BAIL ET CESSION DES DROITS
032           00-0308731-0008                        2000-10-13 09:00
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
033           00-0278318-0063                        2000-09-18 10:24
DROITS RESULTANT D'UN BAIL
034           00-0272338-0005                        2000-03-13 13:44
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
035           00-0272338-0004                        2000-09-13 13:44
DROITS DE PROPRIETE DU CREDIT-BAILLEUR

                                                                     Page 3 de 5

DROITS DE PROPRIETE DU CREDIT-BAILLEUR
036           00-0272338-0001                        2000-09-13 13:44
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
037           00-0264184-0003                        2000-09-08 09:00
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
038           00-0245738-0002                        2000-08-24 14:23
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
039           00-0242063-0022                        2000-08-23 09:00
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
040           00-0241399-0001                        2000-08-22 11:37
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
              02-0053216-0001                        2002-02-08 09:00
              RECTIFICATION D'UNE INSCRIPTION
              02-0051041-0001                        2002-02-08 11:09
              Renouvellement de la publicite d'un droit
              01-0341770-0001                        2001-09-19 14:07
              Cession d'un droit
041           00-0232704-0001                        2000-08-15 11:17
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
042           00-0217950-0003                        2000-08-02 10:37
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
043           00-0217932-0001                        2000-08-02 10:22
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
              02-0053221-0001                        2002-02-11 09:00
              RECTIFICATION D'UNE INSCRIPTION
              02-0051035-0001                        2002-02-08 11:02
              Renouvellement de la publicite d'un droit
044           00-0216984-0003                        2000-08-02 09:00
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
045           00-0198729-0001                        2000-07-18 09:00
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
046           00-0184277-0001                        2000-07-05 09:00
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
047           00-0155135-0010                        2000-06-09 09:00
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
048           00-0153099-0002                        2000-06-08 09:00
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
049           00-0139054-0005                        2000-05-26 14:05
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
050           00-0118051-0004                        2000-05-10 09:00
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
051           00-0110259-0007                        2000-05-02 10:48
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
052           00-0106023-0096                        2000-04-27 14:31
DROITS RESULTANT D'UN BAIL ET CESSION DES DROITS

                                                                     Page 4 de 5

053           00-0103923-0002                        2000-04-26 09:51
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
054           00-0090126-0002                        2000-04-12 09:00
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
055           00-0071963-0009                        2000-24 09:15
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
056           00-0052155-0001                        2000-03-03 14:09
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
057           00-0049452-0002                        2000-03-02 09:00
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
058           00-0038079-0003                        2000-02-17 12:10
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
059           00-0034757-0012                        2000-02-14 14:23
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
060           00-0032192-0001                        2000-02-10 09:00
HYPOTHEQUE CONVENTIONNELLE SANS DEPOSSESSION
061           00-0017656-0038                        2000-01-25 13:57
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
              00-0311786-0001                        2000-10-16 14:08
              ASSIGNMENT OF RIGHTS
062           99-0215012-0001                        1999-12-07 13:31
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
063           99-0215011-0032                        1999-12-07 13:29
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
064           99-0215011-0031                        1999-12-07 13:29
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
065           99-0215011-0030                        1999-12-07 13:29
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
066           99-0215011-0029                        1999-12-07 13:29
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
067           99-0118476-0001                        1999-07-22 11:30
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
068           99-0087472-0001                        1999-05-31 09:30
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
069           99-0071186-0001                        1999-05-05 09:30
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
070           99-0042756-0001                        1999-03-18 09:00
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
071           99-0004153-0001                        1999-01-12 09:00
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
072           98-0091522-0001                        1998-07-21 09:00
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
073           98-0068387-0001                        1998-06-10 09:00
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
074           98-0021587-0001                        1998-02-26 09:00
DROITS DE PROPRIETE DU CREDIT-BAILLEUR
075           96-0158587-0001                        1996-12-23 09:00
HYPOTHEQUE CONVENTIONNELLE SANS DEPOSSESSION

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   Inscriptions sous la designation d'une personne physique ou d'un organisme


Date, heure, minute de certification: 2002-02-22 15:00

Nom de l'organisme: ANAPHARM   Code postal: O1V 2K9

Nombre de fiches detaillees: 1

                                FICHE SYNOPTIQUE

Fiche         Inscription                 Date heure:minute
001           01-0454582-0001             2001-12-06 09:00
DROITS RESULTANT D'UN BAIL ET CESSION DES DROITS




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

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   Inscriptions sous la designation d'une personne physique ou d'un organisme


Date, heure, minute de certification: 2002-02-22 15:00

Nom de l'organisme: ANAPHARM INC.   Code postal: H4A 3K6

Nombre de fiches detaillees: 1

                                FICHE SYNOPTIQUE

Fiche         Inscription                 Date heure:minute
001           00-0155135-0010             2000-06-09 09:00
DROITS DE PROPRIETE DU CREDIT-BAILLEUR




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   Inscriptions sous la designation d'une personne physique ou d'un organisme


Date, heure, minute de certification: 2002-02-22 15:00

Nom de l'organisme: ANAPHARM INC.   Code postal: G1V 3W7

Nombre de fiches detaillees: 1

                                FICHE SYNOPTIQUE

Fiche         Inscription                 Date heure:minute
001           95-0129059-0001             1995-11-01 09:00
HYPOTHEQUE CONVENTIONNELLE SANS DEPOSSESSION




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Date, heure, minute de certification: 2002-02-22 15:00

Nom de l'organisme: ANAPHARM INC.   Code postal: H3X 2H9

Nombre de fiches detaillees: 1

                                FICHE SYNOPTIQUE

Fiche         Inscription                 Date heure:minute
001           01-0105269-0001             2001-04-04 09:00
HYPOTHEQUE CONVENTIONNELLE SANS DEPOSSESSION




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

                                  SCHEDULE 3.10

                                  KEY EMPLOYEES

      -     [*]

      -     [*]

      -     MARC LEBEL;

      -     [*]

      -     [*]

      -     [*]

[*] Confidential portions omitted and filed separately with the Commission.

                                 SCHEDULE 3.10-A

                ALLOCATION OF SFBC OPTIONS BETWEEN KEY EMPLOYEES

   Key Employees Names                               Allocation of SFBC Options
   -------------------                               --------------------------

      -     [*]                                                  [*]

      -     [*]                                                  [*]

      -     MARL LEBEL                                           35,000

      -     [*]                                                  [*]

      -     [*]                                                  [*]

      -     [*]                                                  [*]

                                             TOTAL           110,000

[*] Confidential portions omitted and filed separately with the Commission.

                                SCHEDULE 3.10 (B)

                        FORM SFBC STOCK OPTION AGREEMENT


     See document attached hereto.

Draft 3-02-02

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                      ------------------------------------

     THIS STOCK OPTION AGREEMENT (the "Agreement") is entered into as of this
     day of        ,2002, between SFBC International, Inc. (the "Company")
----       --------
and              (the "Employee"), an employee of the Company's subsidiary,
    ------------
SFBC             , Inc. References to the Company in this Agreement shall also
     -----------
include SFBC              , Inc., except where referring to the Options and the
             ------------
shares of common stock.

     WHEREAS, by action taken by the board of directors (the "Board") of the Company, it has adopted the Second Amended and Restated 1999 Stock Option Plan (the "Plan"); and

     WHEREAS, by action taken by the Board or the Compensation Committee of the Board it has been determined that in order to enhance the ability of the Company to attract and retain qualified employees, it has granted the Employee the right to purchase common stock of the Company pursuant to non-qualified options.

     NOW THEREFORE, in consideration of the mutual covenants and promises hereafter set forth and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Grant of Non-Qualified Options. The Company irrevocably grants to the
        ------------------------------
Employee, as a matter of separate agreement and not in lieu of salary or other compensation for services, the right and option (the "Options") to purchase all
or any part of an aggregate of           shares of authorized but unissued or
                               ---------
treasury common stock of the Company on the terms and conditions herein set forth. The common stock shall be unregistered unless the Company voluntarily files a registration statement covering such shares with the Securities and Exchange Commission.

     2. Price. The exercise price of the shares of common stock subject to the
        -----
Options shall be the closing price of the Company's common stock on the Nasdaq Stock Market on the last trading day prior to the date on which the Employee executed or executes his Employment Agreement with the Company.

     3. Vesting-When Exercisable.
        -------------------------

     (a) The Options shall vest over three years in six equal increments on June 30 and December 31 of each year, commencing on December 31, 2002, as long as the Employee remains employed on each applicable vesting date. In lieu of fractional vesting, the number of Options shall be rounded up each time until fractional Options are eliminated.

     (b) Subject to Sections 3 (c) and 4 of this Agreement, Options may be exercised prior to vesting and remain exercisable for 10 years from the date of grant.

     (c) However, notwithstanding any other provision of this Agreement, all Options, whether vested or unvested shall be immediately forfeited in the event of:

Draft 3-02-02

Draft 3-02-02

          (1) Termination for any reason including without cause and including, but not limited to, fraud, theft, employee dishonesty and violation of Company policy;

          (2) Purchasing or selling securities of the Company without written authorization in accordance with the Company's inside information guidelines then in effect;

          (3) Breaching any duty of confidentiality including that required by the Company's inside information guidelines then in effect;

          (4) Competing with the Company;

          (5) Being unavailable for consultation after leaving the Company's employ if such availability is a condition of any agreement between the Company and the Employee;

          (6) Recruitment of Company personnel after termination of employment, whether such termination is voluntary or for cause;

          (7) Failure to assign any invention or technology to the Company if such assignment is a condition of employment or any other agreements between the Company and the Employee; or

          (8) A finding by the Company's Board that the Employee has acted against the interests of the Company.

     4. Termination of Relationship.
        ---------------------------

     (a) If for any reason, except death or disability as provided below, the Employee ceases to act as an employee of the Company, all rights granted hereunder shall terminate effective three months from the date the Employee ceases to act as an employee, except as otherwise provided for herein.

     (b) If the Employee shall die while an employee of the Company, his estate or any Transferee, as defined herein, shall have the right within one year from the date of the Employee's death to exercise the Employee's vested Options subject to Section 3(c). For the purpose of this Agreement, "Transferee" shall mean a person to whom such shares are transferred by will or by the laws of descent and distribution.

     (c) No transfer of the Options by the Employee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the letters testamentary or such other evidence as the Board may deem necessary to establish the authority of the state and the acceptance by the Transferee or Transferees of the terms and conditions of the Options.

     (d) If the Employee becomes disabled while employed by the Company within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, the three month period referred to in Section 4(a) of this Agreement shall be extended to one year.

Draft 3-02-02

Draft 3-02-02

     5. Profits on the Sale of Certain Shares; Redemption. If any of the events
        -------------------------------------------------
specified in Section 3(c) of this Agreement occur within one year from the last date of employment (the "Termination Date") (or such longer period required by any written employment agreement), all profits earned from the sale of the Company's securities, including the sale of shares of common stock underlying Options, during the two-year period commencing one year prior to the Termination Date shall be forfeited and forthwith paid by the Employee to the Company. Further, in such event, the Company may at its option redeem shares of common stock acquired upon exercise of Options. The Company's rights under this Section 5 do not lapse one year from the Termination Date but are a contract right subject to any appropriate statutory limitation period.

     6. Method of Exercise. The Options shall be exercisable by a written notice
        ------------------
which shall:

    (a) state the election to exercise the Options, the number of shares to be exercised, the person in whose name the stock certificate or certificates for such shares of common stock is to be registered, his address and social security number (or if more than one, the names, addresses and social security numbers of such persons);

    (b) contain such representations and agreements as to the holder's investment intent with respect to such shares of common stock as set forth in
Section 11 hereof;

    (c) be signed by the person or persons entitled to exercise the Options and, if the Options are being exercised by any person or persons other than the optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Options.

    (d) be accompanied by full payment of the purchase or exercise price therefor in United States dollars by check.

     The certificate or certificates for shares of common stock as to which the Options shall be exercised shall be registered in the name of the person or persons exercising the Options.

     7. Sale of Shares Acquired Upon Exercise of Options. Any shares of the
        ------------------------------------------------
Company's common stock acquired pursuant to Options granted hereunder cannot be sold by the Employee until at least two years elapse from the date of grant of the Options and one year from the date of exercise. Nothing in this Section 7 shall be deemed to reduce the holding period set forth under the applicable securities laws.

     8. Anti-Dilution Provisions. The Options granted hereunder shall have the
        ------------------------
antidilution rights set forth in the Plan.

     9. Necessity to Become Holder of Record. Neither Employee nor his/her
        ------------------------------------
estate, as provided in Section 4(c), shall have any rights as a stockholder with respect to any shares covered by the Options until such person shall have become the holder of record of such shares. No adjustment shall be made for cash dividends or cash distributions, ordinary or extraordinary, in

Draft 3-02-02

Draft 3-02-02

respect of such shares for which the record date is prior to the date on which he/she shall become the holder of record thereof.

     10. Reservation of Right to Terminate Relationship. Nothing contained in
         ----------------------------------------------
this Agreement shall restrict the right of the Company to terminate the relationship of the Employee at any time, with or without cause. The termination of the relationship of the Employee by the Company, regardless of the reason therefor, shall have the results provided for in Sections 4 and 5 of this Agreement.

     11. Conditions to Exercise of Options. In order to enable the Company to
         ---------------------------------
comply with the Securities Act of 1933 (the "Securities Act") and relevant state law, the Company may require the Employee, his estate, or any Transferee, as a condition of the exercising of the Options granted hereunder, to give written assurance satisfactory to the Company that the shares subject to the Options are being acquired for his own account, for investment only, with no view to the distribution of same, and that any subsequent resale of any such shares either shall be made pursuant to a registration statement under the Securities Act and applicable state law which has become effective and is current with regard to the shares being sold, or shall be pursuant to an exemption from registration under the Securities Act and applicable state law.

     The Options are subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration, or qualification of the shares of common stock subject to the Options upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with the issue or purchase of shares under the Options, the Options may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected.

     12. Duties of Company. The Company shall at all times during the term of
         -----------------
Options:

    (a) Reserve and keep available for issue such number of shares of its authorized and unissued common stock as will be sufficient to satisfy the requirements of this Agreement;

    (b) Pay all original issue taxes with respect to the issue of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith;

    (c) Use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

     13. Parties Bound by Plan. The Plan and each determination, interpretation
         ---------------------
or other action made or taken pursuant to the provisions of the Plan shall be final and shall be binding and conclusive for all purposes on the Company and the Employee and his/her respective successors in interest.

     14. Severability. In the event any parts of this Agreement are found to be
         ------------
void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

Draft 3-02-02

Draft 3-02-02

     15. Arbitration. Any controversy, dispute or claim arising out of or
         -----------
relating to this Agreement, or its interpretation, application, implementation, breach or enforcement which the parties are unable to resolve by mutual agreement, shall be settled by submission by either party of the controversy, claim or dispute to binding arbitration in Miami-Dade County, Florida (unless the parties agree in writing to a different location), before a single arbitrator in accordance with the rules of the American Arbitration Association then in effect. The decision and award made by the arbitrator shall be final, binding and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

     16. Benefit. This Agreement shall be binding upon and inure to the benefit
         -------
of the parties hereto and their legal representatives, successors and assigns.

     17. Notices and Addresses. All notices, offers, acceptance and any other
         ---------------------
acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

     The Employee:

     The Company:         SFBC International, Inc.
                          11190 Biscayne Boulevard
                          Miami, Florida 33181
                          Facsimile (305) 895-8616

     with a copy to:      Michael D. Harris, Esq.
                          Michael Harris, P.A.
                          1654 Palm Beach Lakes Blvd., Suite 550
                          West Palm Beach, FL 33401
                          Facsimile: (561) 478-1817

or to such other address as either of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

     18. Attorney's Fees. In the event that there is any controversy or claim
         ---------------
arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorney's fee, costs and expenses.

     19. Governing Law. This Agreement and any dispute, disagreement, or issue
         -------------
of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the

Draft 3-02-02

Draft 3-02-02

internal laws of the State of Delaware without regard to choice of law considerations.

     20. Oral Evidence. This Agreement constitutes the entire Agreement between
         -------------
the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

     21. Counterparts. This Agreement may be executed in one or more
         ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

     22. Additional Documents. The parties hereto shall execute such additional
         --------------------
instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

     23. Section or Paragraph Headings. Section headings herein have been
         -----------------------------
inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

     IN WITNESS WHEREOF the parties hereto have set their hand and seals the day and year first above written.

WITNESSES:                                     SFBC INTERNATIONAL, INC.


                                               By:
--------------------------                        ------------------------------
                                                  Arnold Hantman
                                                  Chief Executive Officer


                                               EMPLOYEE


                                               By:
--------------------------                        ------------------------------

Draft 3-02-02

                                  SCHEDULE 4.3

                            DANAPHARM CAPITALIZATION


Unlimited number of common shares of which only 5,525 common shares have been issued and are currently outstanding.


See the following documents attached hereto:

..    Option Agreement dated October 22, 1999 between Daedal Management &
     Investment, Inc., the Company and Danapharm Clinical Research, Inc.

..    Letter of Agreement dated February 5, 2001 between Bank of Montreal, Daedal
     Management & Investment, Inc., Mr. Frank Naus and Danapharm Clinical Research, Inc.

THIS OPTION AGREEMENT made the 22nd day of October, 1999.

AMONG:

          DAEDAL MANAGEMENT & INVESTMENT INC., a corporation existing under the laws of the Province of Ontario,

          (hereinafter referred to as "Daedal")

                                                              OF THE FIRST PART

                                     -and-

          ANAPHARM INC., a corporation existing under the laws of the Province of Quebec,

          (hereafter referred to as "Anapharm")

                                                              OF THE SECOND PART

                                     -and-

          DANAPHARM CLINICAL RESEARCH INC., a corporation existing under the laws of the province of Ontario,

          (hereinafter referred to as the "Corporation")

                                                              OF THE THIRD PART

WHEREAS:

A. Daedal and Anapharm are, at the date of this Agreement, the registered and beneficial owners of 2,818 and 2,707 common shares, respectively, in the capital of the Corporation, which collectively represents all of the used and outstanding shares in the capital of the Corporation;

B. Daedal and Anapharm have entered into a Shareholder Agreement (the "Shareholder Agreement") dated the date hereof regarding their shareholdings in the Corporation; and

C. Notwithstanding anything contained in the Shareholder Agreement, each of Daedal and Anapharm has agreed to provide certain options to the other party whereby the other party may acquire common shares of the Corporation from it;

     NOW THEREFORE THIS INDENTURE WITNESSTH that in consideration of the premises and the mutual covenants herein contained, the parties hereby covenant and agree with each other as follows:

                                    ARTICLE 1
         OPTION TO PURCHASE BY ANAPHARM TO INCREASE ANAPHARM'S HOLDINGS

1.1       Option to Purchase

          Notwithstanding anything contained in the Shareholder Agreement, Anapharm shall have the option to purchase from Daedal, at any time after two years (2) from the date of this Agreement, a number of common shares of the Corporation sufficient to allow Anapharm to increase the number of common shares it holds up to fifty-four percent (54%)(the "Percentage Interest") of all of the then issued and outstanding common shares of the Corporation. The price to be paid by Anapharm, and certain other matters related to the exercise and closing of the option, in accordance with Article 7 herein.

1.2       If Daedal is Unable or Refuses to Complete the Transaction

          If at the time Anapharm wishes to exercise such option, Daedal is unable or refuses to complete the transaction, Anapharm shall have the right to subscribe for a number of common shares of the Corporation to allow Anapharm to increase the number of common shares it holds up to the Percentage Interest at the same aggregate price and on the other terms and conditions as set out in
Article 7 herein. For greater certainty, the aggregate subscription price to be paid by Anapharm to the Corporation in such event shall be equal to the amount determined when the number of common shares Anapharm would have acquired from Daedal had Daedal been able or not refused to complete the transaction is multiplied by the price per common share provided for in Article 7 herein.

                                    ARTICLE 2
                 OPTION TO PURCHASE ON TERMINATION OF EMPLOYMENT
                             OF FRANK NAUS FOR CAUSE

2.1       Option to Purchase

          In the event that the employment of Frank Naus is terminated by the Corporation for cause at any time, Anapharm shall have the option, exercisable within ninety days (90) after the date of such termination, to purchase all, and not less than all, of the common shares of the Corporation then owned by Daedal. The price to be paid by Anapharm, and certain other matters related to the exercise and closing of the option, shall be in accordance with Article 7 herein.

                                    ARTICLE 3
                  FIRST RIGHT OF REFUSAL AND OPTION TO PURCHASE
                           ON RETIREMENT OF FRANK NAUS

3.1       First Right of Refusal

          In the event that Frank Naus voluntarily leaves the employment of the Corporation at any time, Daedal shall have the right, for a period of ninety days (90) from the date that Frank Naus ceased to be an employee of the Corporation, to obtain a bona fide offer from a third party for all, and not less than all, of the common shares of the Corporation then owned by Daedal. In the event that Daedal obtains such an offer in such ninety (90) day period, it hereby grants to Anapharm a first right of refusal to purchase Daedal's common shares in accordance with the terms and subject to the conditions of the First Right of Refusal set out in section 5.1 of the Shareholder Agreement. In the event that Anapharm fails to exercise such first right of refusal, Daedal may complete the sale of its shares to the third party purchaser and Anapharm hereby agrees to consent and approve such transfer of shares on the condition that such third party purchaser on closing confirms, in writing, to the satisfaction of the solicitors representing Anapharm, its understanding and agreement that it should be bound by the terms of the Shareholder Agreement.

3.2       Option to Purchase

          In the event that Daedal fails to find a third party purchaser for its shares, within the ninety (90) day period as provided for in section 3.1 above, Daedal shall so advise Anapharm in writing and Anapharm shall have the option, exercisable within ninety (90) days after the expiry of the ninety (90) day period referred to in section 3.1, to purchase all, and not less than all, of the common shares of the Corporation then owned by Daedal. The price to be paid by Anapharm, and certain other matters related to the exercise and closing of the option, shall be in accordance with Article 7 herein.

                                    ARTICLE 4
                    OPTION TO PURCHASE ON DEATH OF FRANK NAUS

4.1       Option to Purchase

          In the event of the death of Frank Naus at any time, Anapharm shall have the option, which shall be triggered at the time of such death but may not be exercised until not less than five (5) years have passed from the date of this Agreement, to purchase all, and not less than all, of the common shares of the Corporation owned by Daedal at the time of exercise of the option. The price to be paid by Anapharm, and certain other matters related to the exercise and closing of the option, shall be shall be in accordance with Article 7 herein.

                                    ARTICLE 5
            OPTION TO PURCHASE IF FRANK NAUS CEASES TO CONTROL DAEDAL

5.1       Option to Purchase

          In the event that Frank Naus ceases to control Daedal in accordance with section 2.3 of the Shareholder Agreement, Anapharm shall have the option, exercisable within ninety days (90) after the occurrence of such event, to purchase all, and not less than all, of the common shares of the Corporation then owned by Daedal. The price to be paid by Anapharm, and certain other matters related to the exercise and closing of the option, shall be in accordance with Article 7 herein.

                                    ARTICLE 6
                 OPTION TO PURCHASE IN THE EVENT OF BANKRUPTCY,
                     INSOLVENCY, LIQUIDATION OR DISSOLUTION

6.1       Option to Purchase

          In the event that either Anapharm or Daedal becomes bankrupt or insolvent or is liquidated or dissolved, the other party shall have the option, exercisable within ninety (90) days after the occurrence of any such event, to purchase all, and not less than all, of the common shares of the Corporation then owned by the party which has become bankrupt or insolvent or has been liquidated or dissolved. The price to be paid by Anapharm, and certain other matters related to the exercise and closing of the option, shall be in accordance with Article 7 herein.

                                    ARTICLE 7
                   OPTION PRICE AND OTHER TERMS AND CONDITIONS

7.1       Price Per Common Share

          The price to be paid for each common share on the exercise of any option provided for in this Agreement shall be based on the value as of the date of exercise of such option of all of the issued and outstanding common shares of the Corporation. Specifically, such price per common share shall be the greater of (i) $18.10 and (ii) the amount determined by multiplying by nine (9) the Corporation's EBITDA (earnings before interest, taxes, depreciation and amortization, as determined by the Corporation's accountants in accordance with generally accepted accounting principles) for the fiscal year of the Corporation immediately preceding the time of calculation and then dividing the result by the total number of common shares of the Corporation outstanding at the time of the calculation.

7.2       Closing Arrangements

          The purchase of any common shares pursuant to any option contained in this Agreement shall be closed thirty (30) days after notice is delivered to the party selling shares of the other party's intention to exercise its option pursuant to the terms of this Agreement. The purchase price for common shares pursuant to any such option shall be payable by certified cheque on the closing date.

                                    ARTICLE 8
                                     GENERAL

8.1       Notice

          Any demand, notice or other communication (hereinafter in this Article referred to as a "Communication") to be given in connection with this Agreement shall be given in writing and may be given by personal delivery, by registered mail or by transmittal by facsimile addressed to the recipient as follows:

To:       DAEDAL MANAGEMENT & INVESTMENT INC.:
          591 Grandview Avenue
          London, Ontario, N6K 3G1

          Attn: President

          Telephone: (519) 471-5761
          Facsimile: (519) 471-5761

To:       ANAPHARM INC.:
          2050 Boul. Rene-Levesque Quest
          5eme etage
          Sainte-Foy, Quebec
          G1V 2K8

          Attn: President

          Telephone: (418) 527-4000
          Facsimile: (418) 527-3556

To:       DANAPHARM CLINICAL RESEARCH INC.:
          245 Pall Mall Street
          London, Ontario
          N6A 1P4

          Attn: President

          Telephone: (519) 679-2759

          Facsimile: (519) 679-9482

or to such other address, facsimile number or individual as may be designated by notice by either party to the other. Any Communication given by personal delivery shall be conclusively deemed to have been given on the date of actual delivery thereof and, if given by registered mail, on the third business day following the deposit thereof in the mail and, if given by facsimile, on the day of transmittal thereof. If the party giving any Communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of mail, any such Communication shall not be mailed but shall be given by personal delivery or by facsimile.

7.2       Time of Essence

          Time shall be of the essence of this Agreement and every part hereof.

7.3       Further Assurances

          The parties covenant and agree that they and their heirs, executors, administrators, successors and assigns will sign such further agreements, assurances, papers and documents, attend such meetings, enact such by-laws, pass such resolutions, and exercise such votes and generally do and perform or cause to be done and performed such further and other acts and things as may be necessary or desirable from time to time, in order to give full effect to this Agreement and every part hereof.

7.4       Severability

          The invalidity of any provision of this Agreement or any covenant herein contained on the part of any party, shall not affect the validity of any other provision or covenant.

7.5       Conflict with Shareholder Agreement

          In the event of any conflict between the provisions of this Agreement and the provisions of the Shareholder Agreement, the provisions herein shall govern and take priority over such conflicting provisions of the Shareholder Agreement.

7.6       Successors and Assigns

          This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

7.7       Governing Law

          This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the Courts of such province shall have jurisdiction to entertain any action arising in connection therewith.

7.8       Headings and Captions

          The headings and captions of articles, sections and paragraphs in this agreement have been inserted for convenience of reference only, and such headings and captions are not a part hereof and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions hereof.

7.9       Counterparts

          This Agreement may be executed in counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument.

7.10      Transmission by Facsimile

     The parties hereto agree that this Agreement and any other documentation contemplated herein may be transmitted by facsimile and that the reproduction of signatures by facsimile will be treated as binding as if originals and each party hereto undertakes to forthwith deliver a manually executed original to each of the other parties.

          IN WITNESS WHEREOF each of the parties has executed this Agreement as of the date and year first above written.

SIGNED, SEALED AND DELIVERED           ) DAEDAL MANAGEMENT & INVESTMENT INC.
                                       )
                                       )
                                       ) Per: /s/ Illegible
                                       )      ----------------------------------
                                       )    Duly Authorized Officer
                                       )
                                       )
                                       ) ANAPHARM INC.
                                       )
                                       )
                                       ) Per:
                                       )      ----------------------------------
                                       )    Duly Authorized Officer
                                       )
                                       )
                                       ) DANAPHARM CLINICAL RESEARCH INC.
                                       )
                                       )
                                       ) Per: /s/ Illegible
                                       )      ----------------------------------
                                       )    Duly Authorized Officer

8.8       Headings and Captions

          The headings and captions of articles, sections and paragraphs in this agreement have been inserted for convenience of reference only, and such headings and captions are not a part hereof and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions hereof.

8.9       Counterparts

          This Agreement maybe executed in counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument.

8.10      Transmission by Facsimile

          The parties hereto agree that this Agreement and any other documentation contemplated herein may be transmitted by facsimile and that the reproduction of signatures by facsimile will be treated as binding as if originals and each party hereto undertakes to forthwith deliver a manually executed original to each of the other parties.

          IN WITNESS WHEREOF each of then parties has executed this Agreement as of the date and year first above written.

SIGNED, SEALED AND DELIVERED           ) DAEDAL MANAGEMENT & INVESTMENT INC.
                                       )
                                       )
                                       ) Per: /s/ Illegible
                                       )      ----------------------------------
                                       )    Duly Authorized Officer
                                       )
                                       )
                                       ) ANAPHARM INC.
                                       )
                                       )
                                       ) Per: /s/ Illegible
                                       )      ----------------------------------
                                       )    Duly Authorized Officer
                                       )
                                       )
                                       ) DANAPHARM CLINICAL RESEARCH INC.
                                       )

                                       ) Per: /s/ Illegible
                                       )      ----------------------------------
                                       )    Duly Authorized Officer

     The undersigned hereby undertakes and covenants to Anapharm Inc. and Danapharm Clinical Research Inc. that he shall cause Daedal Management and Investment Inc. to comply with its obligations and responsibilities set out in the foregoing Option Agreement.

     DATED the 22nd day of October, 1999.


                                         /s/ Frank M. Naus
                                         ---------------------------------------
                                         Frank M. Naus

Sainte-Foy (Quebec), February 5, 2001

Bank of Montreal
500 Grande-Allee East
Quebec City, Quebec
G1R 2J7

-and-

Daedal Management & Investment Inc.
591 Grandview Avenue
London, Ontario
N6K 3G1

-and-

Mr. Frank Naus
591 Grandview Avenue
London, Ontario
N6K 3G1

-and-

Danapharm Clinical Research Inc.
245 Pall Mall, #101A
London, Ontario
N6A 1P4

                              LETTER OF AGREEMENT
                              -------------------

Sirs:

We refer to the loan in the principal amount of seventy-five thousand Canadian dollars (Cdn.$75,000) made by the Bank of Montreal (the "Bank") to Mr. Frank Naus under a Promissory Note made as of January 18, 2001 (the "Loan").

We understand that Daedal Management & Investment Inc. ("Daedal") has guaranteed the Loan in favour of the Bank and, as a collateral of such guaranty, has agreed to pledge in favour of the Bank two hundred and seventy-seven (277) Common shares (the "Pledged Shares ") of the two thousand eight hundred and eighteen (2,818) Common shares of the share capital of Danapharm Clinical Research Inc. ("Danapharm") it holds (the "Pledge").

                                                             Letter of Agreement
                                                                          Page 2
--------------------------------------------------------------------------------

At the request of Daedal and the Bank, Anapharm Inc. ("Anapharm") hereby agrees to the terms and conditions provided hereunder.

1.0  PLEDGE OF SHARES
     ----------------

Anapharm agrees to the Pledge, notwithstanding the provisions of section 2.2 of the Shareholder Agreement among Daedal, Anapharm and Danapharm dated October 22, 1999 (the "Shareholder Agreement"), conditional and subject to the terms and conditions provided in section 3.0 hereafter.

2.0  OPTION TO PURCHASE
     ------------------

2.1 Anapharm covenants and agrees, exclusively in favour of the Bank, to exercise its option to purchase the Pledged Shares, and to purchase the Pledged Shares, at the latest on September 1st, 2002, in accordance with the provisions of the Option Agreement among Daedal, Anapharm and Danapharm dated October 22, 1999 (the "Option Agreement"), subject to the provisions of section 3.0 hereafter.

2.2 However, should the aggregate purchase price of the Pledged Shares under the Option Agreement, be less than seventy-five thousand Canadian dollars (Cdn. $75,000), then Daedal shall sell to Anapharm, which agrees to buy, additional Common shares of the share capital of Danapharm (the "Additional Shares"), at the same price per share and on the same terms and conditions as the Pledged Shares, in such number required in order for Anapharm to purchase from Daedal, a number of shares of the share capital of Danapharm, including the Pledged Shares, having an aggregate value of seventy-five thousand Canadian dollars (Cdn. $75,000), at the time of their valuation under the Option Agreement, the purchase price thereof being payable in accordance with section 3.1 hereafter.

2.3 The other provisions of the Option Agreement, if not amended by or inconsistent with the provisions of this Letter of Agreement, shall continue to govern the relations of the parties hereto with respect to matters covered therein.

3.0  COVENANT
     --------

3.1 The Bank covenants to agree to the sale of the Pledged Shares by Daedal to Anapharm under the Option Agreement, conditional and subject to the payment of the aggregate purchase price of the Pledged Shares and of the Additional Shares, as the case may be, by Anapharm to the Bank, on behalf of Daedal and as reimbursement of the Loan for the benefit of Naus, to which payment Daedal and Naus hereby irrevocably agree.

                                                             Letter of Agreement
                                                                          Page 3
--------------------------------------------------------------------------------

3.2 Moreover, the Bank covenants to sell the Pledged Shares to Anapharm in accordance with the provisions of the Option Agreement, in case the Bank has exercised its rights under the Pledge and the Pledged Shares having been transferred in the name of the Bank, or in any other case where the Bank may have the ownership or any similar interest in the Pledged Shares, the Bank hereby agreeing to comply and abide, as Daedal, by the provisions of the Option Agreement and the Shareholder Agreement, as the case may be.

3.3 Daedal and Mr. Frank Naus covenant and agree solidarily (jointly and severally), to indemnify or reimburse Anapharm of all fees and costs incurred by Anapharm in relation with this Letter of Agreement.

3.4 Upon the Loan being repaid in full, this Letter of Agreement shall terminate and have no further force or effect, save and except for section
     3.3 above, as the case may be.

If you agree with the terms and conditions herein, please confirm your acceptance of this Letter of Agreement by executing the enclosed copy and returning it to the undersigned on or before February 9, 2001.

ANAPHARM INC.


Per: /s/ Marc LeBel
     -----------------------------
     Marc LeBel, President

                                   ACCEPTANCE
                                   ----------

The undersigned confirm that the foregoing is satisfactory and consent with the above-mentioned terms and conditions.

Feb. 7, 2001

BANK OF MONTREAL


Per: /s/ Illegible
     -----------------------------


Per:
     -----------------------------

                                                             Letter of Agreement
                                                                          Page 4
--------------------------------------------------------------------------------

              , 2001
--------------

DAEDAL MANAGEMENT & INVESTMENT INC.


Per: /s/ Frank Jackie Naus
     -----------------------------
     Frank Jackie Naus


     -----------------------------
     Frank Jackie Naus


DANAPHARM CLINICAL RESEARCH INC.


Per: /s/ Frank Naus
     -----------------------------
     Frank Naus


Per: /s/ Marc LeBel
     -----------------------------
     Marc LeBel

                                  SCHEDULE 4.4

                                PURCHASED SHARES

PURCHASE SHARES FOLLOWING THE EXERCISE OF THE GRANTED SHARE OPTIONS

=====================================================================================================================
           Vendors' names              Class A Common      Class B Common      Class C Common      Class D Common
                                           Shares              Shares              Shares              Shares
                                          (voting)            (voting)            (voting)          (non-voting)
=============================================================================----------------------------------------
Sofinov Societe Financiere                782,050
d'Innovation inc.                         334,000
                                          249,000
---------------------------------------------------------------------------------------------------------------------
Gestion M&D Provencher inc.               500,000             100,000              100,000
---------------------------------------------------------------------------------------------------------------------
Fregico inc.                              500,000             100,000              100,000
---------------------------------------------------------------------------------------------------------------------
Gestion Marc Lebel inc.                                       410,000              27,330
---------------------------------------------------------------------------------------------------------------------
Marc Lebel                                133,333                                  179,337             64,950
---------------------------------------------------------------------------------------------------------------------
[*]                                         [*]                 [*]                  [*]                 [*]
---------------------------------------------------------------------------------------------------------------------
[*]                                         [*]                 [*]
---------------------------------------------------------------------------------------------------------------------
[*]                                         [*]
---------------------------------------------------------------------------------------------------------------------
[*]                                         [*]
---------------------------------------------------------------------------------------------------------------------
[*]                                                                                                      [*]
---------------------------------------------------------------------------------------------------------------------
[*]                                                                                                      [*]
---------------------------------------------------------------------------------------------------------------------
[*]                                                                                                      [*]
---------------------------------------------------------------------------------------------------------------------
[*]                                                                                                      [*]
---------------------------------------------------------------------------------------------------------------------
[*]                                                                                                      [*]
---------------------------------------------------------------------------------------------------------------------
[*]                                                                                                      [*]
---------------------------------------------------------------------------------------------------------------------
[*]                                                                                                      [*]
---------------------------------------------------------------------------------------------------------------------
                              TOTAL:     3,108,350            824,000              676,000             313,926
=====================================================================================================================

GRANTED SHARE OPTIONS TO BE EXERCISED

=====================================================================================================================
           Vendors' names              Class A Common      Class B Common      Class C Common      Class D Common
                                           Shares              Shares              Shares              Shares
                                          (voting)            (voting)            (voting)          (non-voting)
=============================================================================----------------------------------------
Marc Lebel                                 5,619                                                         [*]
---------------------------------------------------------------------------------------------------------------------
[*]                                         [*]                                                          [*]
---------------------------------------------------------------------------------------------------------------------
[*]                                         [*]
---------------------------------------------------------------------------------------------------------------------
[*]                                         [*]
---------------------------------------------------------------------------------------------------------------------
[*]                                                                                                      [*]
---------------------------------------------------------------------------------------------------------------------

=====================================================================================================================
           Vendors' names              Class A Common      Class B Common      Class C Common      Class D Common
                                           Shares              Shares              Shares              Shares
                                          (voting)            (voting)            (voting)          (non-voting)
=============================================================================----------------------------------------
---------------------------------------------------------------------------------------------------------------------
[*]                                                                                                      [*]
---------------------------------------------------------------------------------------------------------------------
[*]                                                                                                      [*]
---------------------------------------------------------------------------------------------------------------------
[*]                                                                                                      [*]
---------------------------------------------------------------------------------------------------------------------
[*]                                                                                                      [*]
---------------------------------------------------------------------------------------------------------------------
[*]                                                                                                      [*]
---------------------------------------------------------------------------------------------------------------------
[*]                                                                                                      [*]
---------------------------------------------------------------------------------------------------------------------
                              TOTAL:       93,934                                                      266,296
=====================================================================================================================

[*] Confidential portions omitted and filed separately with the Commission.

                                  SCHEDULE 4.5

                                 CAPITALIZATION

The authorized share capital of the Company is as follows:
----------------------------------------------------------

The share capital of the Company consisting of unlimited number of Class A common shares, an unlimited number of Class B common shares, an unlimited number of Class C common shares, an unlimited number of Class D common shares and an unlimited number of Class A preferred shares.

The issued share capital of the Company is as follows:
------------------------------------------------------

..    Class A common shares: $3,014,416;

..    Class B common shares: $824,000;

..    Class C common shares: $676,000;

..    Class D common shares: $47,630.

                                  SCHEDULE 4.12

                              FINANCIAL STATEMENTS

See the following documents attached hereto:

..    "Non-Consolidated Financial Statements - April 30, 2001"; and

..    "Unaudited Financial Statements - January 31, 2002" attached hereto.

Non-Consolidated Financial Statements

Anapharm Inc.

April 30, 2001

--------------------------------------------------------------------------------

                                AUDITORS' REPORT

--------------------------------------------------------------------------------

To the Shareholders of
Anapharm Inc.:

We have audited the non-consolidated balance sheet of Anapharm Inc. as at April 30, 2001 and the non-consolidated statements of income, retained earnings and cash flows for the year then ended. These non-consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these non-consolidated financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation.

In our opinion, these non-consolidated financial statements present fairly, in all material respects, the financial position of the Company as at April 30, 2001 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles, except that the interest in the joint venture is not recorded according to the proportionate consolidation method, as mentioned in note 2.

                                                           Ernst & Young LLP

Quebec City, Canada
June 22, 2001.                                             Chartered Accountants

                         [LOGO OF ERNST & YOUNG COMPANY]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Anapharm Inc.

                         NON-CONSOLIDATED BALANCE SHEET

--------------------------------------------------------------------------------

As at April 30

                                                     2001        2000
                                                       $           $
------------------------------------------------------------------------
ASSETS
Current assets
Cash and cash equivalents                         1,170,942      812,870
Temporary investments [note 3]                    1,045,605    1,097,968
Accounts receivable [note 6]                      3,865,485    4,008,349
Tax credits receivable [note 7]                   2,925,383    2,254,185
Research contracts in progress                    2,141,945    2,453,289
Supplies inventory                                  715,448      509,931
Prepaid expenses                                    329,544      148,639
Current portion of investments                      305,409           --
------------------------------------------------------------------------
Total current assets                             12,499,761   11,285,231
------------------------------------------------------------------------
Investments [note 4]                              1,081,879      748,518
------------------------------------------------------------------------
Fixed assets [notes 5 and 8]                     10,916,942    7,560,429
------------------------------------------------------------------------
Deferred income taxes                                18,071           --
------------------------------------------------------------------------
                                                 24,516,653   19,594,178
------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued liabilities          2,773,538    2,004,657
Invoicing exceeding estimated costs and profit
  on research contracts in progress               1,081,042    1,870,953
Current portion of long-term debt                 1,784,370    1,367,649
------------------------------------------------------------------------
Total current liabilities                         5,638,950    5,243,259
------------------------------------------------------------------------
Long-term debt [note 8]                           5,329,628    3,876,867
------------------------------------------------------------------------
Deferred income taxes                                    --      918,426
------------------------------------------------------------------------
Shareholders' equity
Share capital [note 9]                            2,188,095    1,870,000
Retained earnings                                11,359,980    7,685,626
------------------------------------------------------------------------
                                                 13,548,075    9,555,626
------------------------------------------------------------------------
                                                 24,516,653   19,594,178
------------------------------------------------------------------------

Commitments [note 11]

Contingencies [note 14]

See accompanying notes

On behalf of the Board

                            Director               Director

                         [LOGO OF ERNST & YOUNG COMPANY]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Anapharm Inc.

                          NON-CONSOLIDATED STATEMENT OF
                                RETAINED EARNINGS

--------------------------------------------------------------------------------

Year ended April 30

                                                     2001            2000
                                                                  [11 months]
                                                       $               $
----------------------------------------------------------------------------

Balance, beginning of year                         7,685,626       3,250,763

Add
   Net income                                      5,435,903       4,434,863
----------------------------------------------------------------------------
                                                  13,121,529       7,685,626
----------------------------------------------------------------------------

Deduct
   Dividends
     Class A                                       1,154,404              --
     Class B                                         329,600              --
     Class C                                         270,400              --
     Class D                                           7,145              --
----------------------------------------------------------------------------
                                                   1,761,549              --
----------------------------------------------------------------------------
Balance, end of year                              11,359,980       7,685,626
----------------------------------------------------------------------------

See accompanying notes

                             [LOGO OF ERNST & YOUNG COMPANY]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Anapharm Inc.

                      NON-CONSOLIDATED STATEMENT OF INCOME

--------------------------------------------------------------------------------

Year ended April

                                                200l                  2000
                                          ------------------   -----------------
                                                                    [1l months]
                                               $         %          $         %
--------------------------------------------------------------------------------
Revenue                                 31,383,561   100.0   21,591,678   100.0
Cost of services rendered, net
  of tax credits [note 7]               14,128,649    45.0    8,829,358    40.9
--------------------------------------------------------------------------------
Gross margin                            17,254,912    55.0   12,762,320    59.1
--------------------------------------------------------------------------------

Expenses
  Sales and administration               6,571,357    20.9    3,789,822    17.5
  Development of assay
    methods, net of tax credits [note 7] 2,068,254     6.6    1,482,507     6.9
--------------------------------------------------------------------------------
                                         8,639,611    27.5    5,272,329    24.4
--------------------------------------------------------------------------------

Other expenses (revenues)
  Interest on long-term debt               457,549     1.5      278,107     1.3
  Other interest and bank charges           46,506     0.2       70,725     0.3
  Interest income                         (209,056)   (0.7)    (110,329)   (0.5)
Equity in earnings from the
  joint venture                           (189,400)   (0.6)     (32,000)   (0.1)
--------------------------------------------------------------------------------
                                           105,599     0.4      206,503     1.0
--------------------------------------------------------------------------------
                                         8,745,210    27.9    5,450,446    25.4
--------------------------------------------------------------------------------
Income before income tax                 8,509,702    27.1    7,283,488    33.7
--------------------------------------------------------------------------------
Income Taxes
  Current                                1,077,779     3.4    2,804,638    13.0
  Deferred                               1,996,020     6.4       43,987     0.2
--------------------------------------------------------------------------------
                                         3,073,799     9.8    2,848,625    13.2
--------------------------------------------------------------------------------
Net income                               5,435,903    17.3    4,434,863    20.5
--------------------------------------------------------------------------------


See accompanying notes

                         [LOGO OF ERNST & YOUNG COMPANY]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Anapharm Inc.

                   NON-CONSOLIDATED STATEMENT OF CASH FLOWS

-------------------------------------------------------------------------------

Year ended April 30

                                                          2001          2000
                                                                    [11 months]
                                                           $              $
-------------------------------------------------------------------------------

OPERATING ACTIVITIES
Net income                                             5,435,903    4,434,863
Adjustments for
 Amortization of fixed assets and
  government assistance                                2,485,723    1,185,903
 Income taxes and deferred credits                      (936,497)     536,362
 Loss on disposal of fixed assets                         64,801      125,308
 Gain on disposal of investments                         (13,456)           --
 Equity in earnings from the joint venture              (189,400)     (32,000)
-------------------------------------------------------------------------------
                                                       6,847,074    6,250,436
Net change in non-cash working
 capital items [note 12]                                (894,183)  (2,024,363)
-------------------------------------------------------------------------------
Cash flows relating to operating activities            5,952,891    4,226,073
-------------------------------------------------------------------------------

INVESTING ACT1VITIES
Additions to fixed assets, net of government
 assistance of $440,973 [$149,402 in 2000]            (3,651,994)  (1,630,362)
Disposal of fixed assets                                  60,064       44,000
Additions to investments                                (380,522)    (716,518)
Disposal of investments                                   21,651      302,620
Change in temporary investments                           52,363      101,575
-------------------------------------------------------------------------------
Cash flows relating to investing activities           (3,898,438)  (1,898,685)
-------------------------------------------------------------------------------

                        [LOGO OF ERNST & YOUNG COMPANY]
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Anapharm Inc.

                   NON-CONSOLIDATED STATEMENT OF CASH FLOWS
                                  (Cont'd)

-------------------------------------------------------------------------------

Year ended April 30

                                                      2001            2000
                                                                   [11 months]
                                                       $                $
-----------------------------------------------------------------------------

FINANCING ACTIVITES
Fixed assets financed by accounts payable            269,741           83,974
Repayment of secured demand loan                          --         (750,000)
Bank loan                                                 --         (417,818)
Increase in long-term debt                         1,575,000          475,000
Decrease in long-term debt                        (2,020,625)      (1,005,566)
Issuance of share capital                            233,907               --
Dividend payments
 Class A                                          (1,154,404)              --
 Class B                                            (329,600)              --
 Class C                                            (270,400)              --
-----------------------------------------------------------------------------
Cash flows relating to financing activities       (1,696,381)      (1,614,410)
-----------------------------------------------------------------------------

Net increase in cash and cash equivalents            358,072          712,978
Cash and cash equivalents, beginning of year         812,870           99,892
-----------------------------------------------------------------------------
Cash and cash equivalents, end of year             1,170,942          812,870
-----------------------------------------------------------------------------

Supplementary information
Interest paid                                        467,104          318,581
Income taxes paid                                     12,233               --
-----------------------------------------------------------------------------

See accompanying notes

                         [LOGO OF ERNST & YOUNG COMPANY]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Anapharm Inc.

                       NOTES TO NON-CONSOLIDATED FINANCIAL
                                   STATEMENTS

--------------------------------------------------------------------------------

April 30, 2001

l.   INCORPORATION AND NATURE OF OPERATIONS

The Company was incorporated under Part 1A of the Companies Act (Quebec) on April 18, 1994. Its principal activity is drug research for customers, particularly in the field of pharmacokinetics [the metabolizing of drugs in humans].

2.   SIGNIFICANT ACCOUNTING POLICIES

Financial statements

Since the shareholders have access to all relevant information pertaining to the group's resources and operating results, the financial statements of the joint venture, Danapharm Clinical Research Inc., are not consolidated using the proportionate consolidation method. The interest in the joint venture is recorded using the equity method. As they are not general purpose financial statements, some users may require additional information.

Use of estimates

These financial statements have been prepared by Management in accordance with Canadian generally accepted accounting principles. In preparing these consolidated financial statements, Management is required to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. In Management's opinion, the financial statements have been properly prepared using careful judgment within the reasonable limits of materiality and within the framework of the accounting policies summarized below.

Revenues from research contracts

Revenues and profits from research contracts are recorded based on the percentage-of-completion of the projects. For each contract, using its best estimates, the Company's Management determines the revenues and costs anticipated for the contracts. Unexpected events could arise and as a result, these estimates could change. Any anticipated loss on a contract is recorded in the year in which it is determined.

Cash and cash equivalents

Cash and cash equivalents comprise cash and temporary investments with maturities of less than three months.

                         [LOGO OF ERNST & YOUNG COMPANY]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Anapharm Inc.

                       NOTES TO NON-CONSOLIDATED FINANCIAL
                                   STATEMENTS

--------------------------------------------------------------------------------

April 30, 2001

2.   SIGNIFICANT ACCOUNTING POLICIES [Cont'd]

Temporary investments

Temporary investments are recorded at the lower of cost and fair market value.

Research contracts in progress

Research contracts in progress represent the excess of costs and profit recognized on the contracts in progress over the amounts billed.

Supplies inventory

Supplies inventory is valued at the lower of cost and replacement value. Cost is determined on the first-in, first-out basis.

Investments

The investment in shares of the joint venture is recorded using the equity method. Other investments are recorded at cost.

Fixed assets

Fixed assets are recorded at cost and amortized using the following methods and annual rates:

Clinical, laboratory and office equipment    Straight-line       4 to 7 years
Clinical, laboratory and office furniture    Declining balance   20%
Computer equipment and software              Straight-line       4 years
Small clinical and laboratory tools          Straight-line       3 years

Leasehold improvements are recorded at cost and amortized on the straight-line basis over the remainder of the various leases.

                             [LOGO OF ERNST & YOUNG COMPANY]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Anapharm Inc.

                       NOTES TO NON-CONSOLIDATED FINANCIAL
                                   STATEMENTS

--------------------------------------------------------------------------------

April 30, 2001

2.   SIGNIFICANT ACCOUNTING POLICIES [Cont'd]

Capital leases

Capital leases are contracts under which virtually all the risks inherent to ownership of the property are transferred to the lessee. These contracts are accounted for by recording an asset and a corresponding obligation equal to the lesser of the following amounts: the present value of the minimum lease payments and the fair value of the property on the date of the lease. Assets recorded under capital leases are amortized using the same method as for similar fixed assets acquired by the Company.

Government assistance

Tax credits for scientific research and experimental development related to the acquisition of fixed assets are accounted for as a reduction thereof and are amortized using the same methods and rates as for the corresponding fixed assets, while those related to current expenditures are accounted for as a reduction thereof.

Invoicing exceeding estimated costs and profit on research contracts in progress

This invoicing represents the excess of the amounts billed on research contracts in progress over the costs and profit recognized.

Income taxes

The Company provides for income taxes under the tax deferral method. According to this method, timing differences between income for accounting purposes and income for tax purposes [which arise because certain revenue or expense items are recognized at different times for accounting or for tax purposes] result in deferred income taxes.

                             [LOGO OF ERNST & YOUNG COMPANY]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Anapharm Inc.

                       NOTES TO NON-CONSOLIDATED FINANCIAL
                                   STATEMENTS

--------------------------------------------------------------------------------

Apri1 30, 2001

2.   SIGNIFICANT ACCOUNTING POLICIES [Cont'd]

Foreign currency transaction

Balances denominated in foreign currencies are translated to Canadian dollars using the temporal method. According to this method, monetary balance sheet items are translated at the exchange rate in effect a year end, whereas non monetary items are translated using historical exchange rates. Revenues and expenses [other than amortization which is translated at the exchange rate corresponding to the related fixed assets] are translated at the exchange rate in effect on the transaction date or using average exchange rates for the year. Gains and losses resulting from translation are included in the statement of income.

Stock option plan

The Company offers a stock option plan, which is described in note 9. No expense is recognized for this plan when stock options are issued to employees and directors. Any consideration received when the options are exercised is applied to the Company's share capital.

3.   TEMPORARY INVESTMENTS

                                                             2001        2000
                                                               $           $
-------------------------------------------------------------------------------
Bankers' acceptances, bearing interest at an effective
rate of 5.26% to 5.50%, maturing from
July to October 2000                                             --      696,150

Term investments, bearing interest at
rates from 4.75% to 5.80%, redeemable, maturing
from March to July 2001                                    1,045,605     401,818
-------------------------------------------------------------------------------
                                                           1,045,605   1,097,968
-------------------------------------------------------------------------------

                         [LOGO OF ERNST & YOUNG COMPANY]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Anapharm Inc,

                       NOTES TO NON-CONSOLIDATED FINANCIAL
                                   STATEMENTS

--------------------------------------------------------------------------------

April 30, 2001

4.   INVESTMENTS

                                                                  2001       2000
                                                                    $          $
-----------------------------------------------------------------------------------

Danapharm Clinical Research Inc.-joint venture
   2,707 shares [49%]                                              49,000    49,000
   Cumulative equity in earnings                                  221,400    32,000
   Advances, bearing interest at prime plus 2%, due quarterly
   [April 30, 2001: 8.50%; April 30, 2000: 9.00%]. The total
   amount was cashed in June 2001                                 290,000   290,000
-----------------------------------------------------------------------------------
                                                                  560,400   371,000
-----------------------------------------------------------------------------------

Bond bearing interest at 4.45%, maturing in June 2002
   [fair market value as at April 30, 2001: $748,768]             749,845        --
-----------------------------------------------------------------------------------

Bond bearing interest at 5.25%, cashed in advance                      --   369,323
-----------------------------------------------------------------------------------

Loans to shareholders, bearing interest at prime plus 0.5%
[April 30, 2001; 7.50%], due according to established terms
and conditions, maturing in April 2006                             77,043        --
-----------------------------------------------------------------------------------

Industrial Alliance Life Insurance Company
   745 shares                                                          --     8,195
-----------------------------------------------------------------------------------
                                                                1,387,288   748,518
Current portion of investments                                    305,409        --
-----------------------------------------------------------------------------------
                                                                1,081,879   748,518
-----------------------------------------------------------------------------------

                         [LOGO OF ERNST & YOUNG COMPANY]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Anapharm Inc.

                       NOTES TO NON-CONSOLIDATED FINANCIAL
                                   STATEMENTS

--------------------------------------------------------------------------------

April 30, 2001

5.   FIXED ASSETS

                                            2001                        2000
                                  -------------------------   -------------------------
                                                Accumulated                 Accumulated
                                     Cost      amortization      Cost      amortization
                                       $             $             $             $
---------------------------------------------------------------------------------------

Leasehold improvements             3,566,687       541,407     1,842,352      288,955
Clinical, laboratory and office
   equipment                       8,726,849     2,945,736     6,574,377    1,247,556
Clinical, laboratory and office
   furniture                         630,169       215,771       414,357      143,754
Computer equipment and
   software                        3,381,360       861,865     1,249,631      407,613
Small clinical and laboratory
   tools                                  --            --        32,867       32,867
---------------------------------------------------------------------------------------
                                  16,305,065     4,564,779    10,113,584    2,120,745
Accumulated amortization           4,564,779                   2,120,745
---------------------------------------------------------------------------------------
                                  11,740,286                   7,992,839
Less: Government assistance,
      balance to be amortized        823,344                     432,410
---------------------------------------------------------------------------------------
Net value                         10,916,942                   7,560,429
---------------------------------------------------------------------------------------

Property held under capital leases amounts to a cost of $7,658,404 [$5,340,847 in 2000] and accumulated amortization of $2,266,851 [$955,907 in 2000] for a net book value of $5,391,553 [$4,384,940 in 2000].

The Company acquired fixed assets for an amount of $2,315,107 in 2001 [$2,579,914 in 2000] which were financed by capital leases.

6.   BANK LOAN

The Company has an operating credit facility of a maximum amount of $2,000,000 [$1,500,000 in 2000] which is repayable on demand and bears interest at prime plus 0.50% [2001: 7.00%; 2000: 7.50%]. A movable charge on accounts receivable has been pledged to secure this credit facility. The balance available as at April 30, 2001 amounts to $1,875,000 following the issuing of a letter of guarantee of $125,000,

                         [LOGO OF ERNST & YOUNG COMPANY]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Anapbarm Inc.

                       NOTES TO NON-CONSOLIDATED FINANCIAL
                                   STATEMENTS

--------------------------------------------------------------------------------

April 30, 2001

7.   SCIENTIFIC RESEARCH AND EXPERIMENTAL DEVELOPMENT EXPENSES

Certain amounts recorded as scientific research and experimental development tax credits relate to income tax returns that have not yet been reviewed by the tax authorities. In case of any differences between the amounts claimed by the Company and the amounts granted by the tax authorities, the resulting gain or loss will be recorded in the period in which the differences arise.

8.   LONG-TERM DEBT

                                                                   2001       2000
                                                                     $          $
------------------------------------------------------------------------------------

Secured loans

Loan, interest at prime rate plus 1.50%, repayable in monthly principal instalments of $9,895 plus interest, maturing in May
2003. A movable charge without delivery on the equipment is
provided as collateral                                             277,060   395,800

Loan, interest at prime rate plus 1.25%, repaid in advance in
May 2001. A movable charge without delivery on the
equipment is provided as collateral                                 79,648   104,647

Loan, interest at prime rate plus 1.25%, repayable in monthly principal instalments of $16,667 plus interest, maturing in
April 2008. A movable charge without delivery on the
equipment with a net book value of $269,535 is provided as
collateral                                                       1,400,000        --

Loan, interest at prime rate plus 1%, repayable in monthly
principal instalments of $4,090 plus interest, maturing in
February 2004. The loan was repaid in advance during the
year                                                                    --   184,906
------------------------------------------------------------------------------------
To carry forward                                                 1,756,708   685,353

                         [LOGO OF ERNST & YOUNG COMPANY]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Anapharm Inc.

                       NOTES TO NON-CONSOLIDATED FINANCIAL
                                   STATEMENTS

--------------------------------------------------------------------------------

April 30, 2001

8.   LONG-TERM DEBT [Cont'd]

                                                                2001        2000
                                                                  $           $
-----------------------------------------------------------------------------------

Carried forward                                               1,756,708     685,353

Secured loans [Cont'd]

Loan, prime rate plus 1.50%, repayable in monthly principal
instalments of $5,104 plus interest, maturing in May 2003.
The loan was repaid in advance during the year                       --     188,854

Loan, prime rate plus 0.75%, repayable in monthly principal
instalments of $2,083 plus interest, maturing in December
2004. The loan was repaid in advance during the year                 --     116,666

Unsecured loans

Investissement Quebec, interest free, repayable in semi-
annual principal instalments of $37,500 commencing in
September 2004, maturing in March 2008,*                        175,000          --

Canada Economic Development, interest free, repayable in
semi-annual principal instalments of $25,000, maturing in
February 2001                                                        --      50,000
-----------------------------------------------------------------------------------
To carry forward                                              1,931,708   1,040,873

----------

* The maximum amount of this loan is $700,000 which may be received no later than April 30, 2002 in four instalments of $175 000 provided predetermined criteria are met with respect to the number of regular, full-time employees and additions to fixed assets. Thereafter, conditions related to the number of employees and the total payroll must be met for five years, otherwise the lender may demand partial or total repayment thereof based on the predetermined criteria.

                         [LOGO OF ERNST & YOUNG COMPANY]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Anapharm Inc.

                       NOTES TO NON-CONSOLIDATED FINANCIAL
                                   STATEMENTS

--------------------------------------------------------------------------------

April 30, 2001

8.   LONG-TERM DEBT [Cont'd]

                                                                   2001        2000
                                                                     $           $
--------------------------------------------------------------------------------------

Carried forward                                                  1,931,708   1,040,873

Capital leases

Obligations under capital leases, bearing interest at rates of
7.30% to 8.75%, maturing between 2002 and 2006                   5,182,290   4,203,643
--------------------------------------------------------------------------------------
                                                                 7,113,998   5,244,516
--------------------------------------------------------------------------------------
Current portion
   Secured and unsecured loans                                     398,074     420,745
   Obligations under capital leases                              1,386,296     946,904
--------------------------------------------------------------------------------------
                                                                 1,784,370   1,367,649
--------------------------------------------------------------------------------------
                                                                 5,329,628   3,876,867
--------------------------------------------------------------------------------------

Payments required on the long-term debt, excluding those related to the obligations under capital leases, are as follows: 2001-2002 - $398,074; 2002-2003 - $318,754; 2003-2004 - $239,564; 2004-2005 - $243,754 and 2005-2006
- $243,754.

Minimum payments required under capital leases are as follows:

                             $
----------------------------------
Years ending April 30
  2002                   1,763,651
  2003                   1,627,660
  2004                   1,509,007
  2005                   1,037,460
  2006                     175,296
  Other                     91,001
----------------------------------
                         6,204,075
  Interest               1,021,785
----------------------------------
                         5,182,290
----------------------------------

                                                                              15
                         [LOGO OF ERNST & YOUNG COMPANY]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Anapharm Inc.

                       NOTES TO NON-CONSOLIDATED FINANCIAL
                                   STATEMENTS

--------------------------------------------------------------------------------

April 30, 2001

9.   SHARE CAPITAL

Authorized

Unlimited number of:

     Class A Common shares, without par value, voting and participating.

     Class B common shares, without par value, voting and participating.

     Class C common shares, without par value, voting and participating.

     Class D common shares, without par value, non-voting and participating.

     Class A preferred shares, non-voting, non-participating, with a discretionary, preferred, non-cumulative dividend, redeemable at their par value at the holder's or the Company's option.

                                                        2001             2000
                                                          $                $
--------------------------------------------------------------------------------

Issued and fully paid

2,979,366   Class A common shares [2,830,000
            in 2000]                                  2,083,907        1,850,000
  824,000   Class B common shares                        11,734           11,734
  676,000   Class C common shares                         8,266            8,266
   47,630   Class D common shares [none in
            2000]                                        84,188               --
--------------------------------------------------------------------------------
                                                      2,188,095        1,870,000
================================================================================

During the year, options on 149,366 Class A shares were exercised for a cash consideration of $233,907 and options on 47,630 Class D shares were exercised in exchange for loans to shareholders totalling $84,188.

                             [LOGO OF ERNST & YOUNG]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Anapharm Inc.

                       NOTES TO NON-CONSOLIDATED FINANCIAL
                                   STATEMENTS

--------------------------------------------------------------------------------

April 30, 2001

9.   SHARE CAPITAL [Cont'd]

During the year, the Company declared dividends for an amount of $1,761,549 of which $1,754,404 was paid in cash and $7,145 was applied to reduce loans to shareholders.

Stock option plan

The Company has adopted a stock option plan for its directors and senior management. Under the plan, 380,200 Class D non voting shares have been reserved for issue purposes. The maximum term for the options is five years and the exercise price is determined by the Company's Board of Directors when the options are granted. Options vest at an annual rate of 20%, except for certain options with an exercise price of $1.566 which were granted in May 1999.

In addition, 342,934 options on Class A voting shares were granted as well as reserved for issue purposes and vested on issuance. Rights associated with these options are no governed by predetermined rules.

A summary of the status of the Company's stock option plan as at April 30, 2001 and April 30, 2000 and changes during the years ending on those dates is presented below:

                                    2001                   2000
                            --------------------    -------------------
                                        Weighted               Weighted
                             Number      average     Number     average
                               of       exercise       of      exercise
Options                      shares       price      shares      price
                                            $                      $
-----------------------------------------------------------------------
Outstanding, beginning
   of year                   665,500      1.66      600,550      1.67
Granted                      140,726      6.00       64,950      1.64
Exercised                   (196,996)     1.61           --        --
-----------------------------------------------------------------------
Outstanding, end of year     609,230      2.68      665,500      1.66

Options exercisable at
   year-end                  444,689                589,724

                             [LOGO OF ERNST & YOUNG]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Anapharm Inc.

                       NOTES TO NON-CONSOLIDATED FINANCIAL
                                   STATEMENTS

--------------------------------------------------------------------------------

April 30, 2001

9.   SHARE CAPITAL [Cont'd]

Stock option plan [Cont'd]

The following table sets out a summary of information relating to stock options as at April 30, 2001:

                      Options outstanding                   Options exercisable
           ------------------------------------------   ------------------------
                                Weighted                  Number of
               Number of         average     Weighted      options      Weighted
               options         contractual    average    exercisable     average
Exercise   outstanding as at      life       exercise       as at       exercise
 price      Apri1 30, 2001     remaining       price    April 30, 2001    price
  ($)          (shares)          (years)        ($)        (shares)        ($)
--------------------------------------------------------------------------------
1.566           210,844            2.52        1.566       191,359         1.566
1.807           249,000            1.17        1.807       249,000         1.807
2.000            10,825            1.73        2.000         2,165         2.000
6.000           138,561            2.94        6.000         2,165         6.000
--------------------------------------------------------------------------------
                609,230                                    444,689
================================================================================

10.  GRANTS AND GOVERNMENT ASSISTANCE

The Company has obtained government assistance in the form of scientific research and experimental development tax credits for an amount of $7,302,903 [$3,782,670 in 2000]. These amounts were applied against expenses related to the cost of services rendered, expenses related to the development of assay methods and as a deduction from fixed assets.

11.  COMMITMENTS

a) As at April 30, 2001, the Company was party to three separate leases expiring between March 2003 and March 2008, for its places of business. The expense for the year amounts to $1,187,598 and the minimum annual rent payable for the next five years is as follows: 2001-2002: $1,212,461; 2002-2003: $1,210,890; 2003-2004: $1,193,611; 2004-2005: $1,193,611 and
     2005-2006: $1,197,196.

                             [LOGO OF ERNST & YOUNG]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Anapharm Inc.

                       NOTES TO NON-CONSOLIDATED FINANCIAL
                                   STATEMENTS

--------------------------------------------------------------------------------

April 30, 2001

11.  COMMITMENTS [Cont'd]

b) As at April 30, 2001, the Company was also committed to pay rent totalling $130,705 under equipment operating leases expiring in January 2004. The minimum annual rent payable is as follows: 2001-2002 - $106,015; 2002-2003
     - $20,813; 2003-2004 - $3,877.

12. CASH FLOWS

The net change in non-cash working capital items may be summarized as follows:

                                                                2001          2000
                                                                          [11 months]
                                                                  $             $
-------------------------------------------------------------------------------------
Decrease (increase) in accounts receivable                     142,864     (1,408,592)
Increase in tax credits receivable                            (671,198)      (426,317)
Decrease (increase) in research contracts in progress          311,344     (1,210,366)
Increase in supplies inventory                                (205,517)      (389,267)
Increase in prepaid expenses                                  (180,905)       (40,814)
Increase in accounts payable and accrued liabilities           499,140        376,973
Increase (decrease) in invoicing exceeding estimated costs
      and profit on research contracts in progress            (789,911)     1,074,020
-------------------------------------------------------------------------------------
                                                              (894,183)    (2,024,363)
=====================================================================================

13.  FINANCIAL INSTRUMENTS

The fair value of the Company's financial instruments such as cash and cash equivalents, temporary investments, accounts receivable and accounts payable is representative of their carrying-value due to their short-term maturities.

The fair value of long-term debt approximates the carrying value because the interest rates reflect the market rates in effect at the year-end, except for the interest-free, unsecured loan of $175,000 as at April 30, 2001 [$50,000 as at April 30, 2000] the fair value of which amounts to approximately $137,778 as at April 30, 2001 [$47,800 as at April 30, 2000].

Although the Company sells to a number of customers, three customers represent approximately 37% of the accounts receivable as at April 30, 2001 [five customers represented approximately 55% as at April 30, 2000].

                             [LOGO OF ERNST & YOUNG]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Anapharm Inc.

                       NOTES TO NON-CONSOLIDATED FINANCIAL
                                   STATEMENTS

--------------------------------------------------------------------------------

April 30, 2001

14.  CONTINGENCIES

Three former employees are jointly suing the Company for an amount that could reach $170,000. The lawsuit is based on amounts that could have been paid to them under the stock option plan during their respective employment periods. Based on the information currently available, it is Management's opinion that the outcome of the case cannot be predicted. No amount has been provided for in the financial statements with respect to this claim. A provision will be recorded in the year the amount, if any, is known.

15.  COMPARATIVE FIGURES

Certain figures in the 2000 financial statements were reclassified to conform to the presentation adopted in 2001.

16.  SUBSEQUENT EVENTS

..    On June 22, 2001, the Company purchased 213,950 Class A shares from a shareholder for a nominal consideration. The same shareholder also exercised 249,000 stock options on Class A for a total consideration of $449,943. The number of Class A shares outstanding on that date is now 3,014,416 shares for a paid-up capital amount of $2,533,849.

..    On June 22, 2001, the Company contracted a new debt under a capital lease to purchase computer equipment up to a maximum of $625,000.

..    The Company received the total amount of the advance due from Danapharm
     Clinical Research Inc., joint venture, for an amount of $290,000 plus interest.

                             [LOGO OF ERNST & YOUNG]
--------------------------------------------------------------------------------

Supplementary information

Anapharm Inc.

Unaudited -- See Accountants' Report
April 30, 2001

--------------------------------------------------------------------------------

                               ACCOUNTANTS' REPORT

--------------------------------------------------------------------------------

To the shareholders of
Anapharm Inc.,

Our audit of the non-consolidated financial statements of Anapharm Inc. for the year ended April 30, 2001 was performed to be able to express an opinion on the basic financial statements mentioned in our report to the shareholders as at June 22, 2001.

Supplementary information is provided for additional analysis, but is not required for the basic non-consolidated financial statements. This information has not been subjected to the audit procedures applied to the basic nonconsolidated financial statements and consequently, we are not expressing an opinion as to the reliability of the presentation of the above-mentioned information.

                                                           Ernst & Young LLP

Quebec City, Canada
June 22, 2001                                              Chartered Accountants

                             [LOGO OF ERNST & YOUNG]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Anapharm Inc.

                            COST OF SERVICES RENDERED

-------------------------------------------------------------------------------

Year ended April 30

                                                     2001               2000
                                                                    [11 months]
                                                       $                  $
-------------------------------------------------------------------------------

Direct
Salaries and benefits                              8,083,053          4,880,350
Compensation for volunteers                        3,403,701          1,943,654
Supplies                                           2,486,515          1,273,505
Media planning                                     1,231,507            534,355
Laboratory tests                                     653,474            684,576
Subcontracting                                       933,627            986,210
Physicians' fees                                     453,037            255,961
-------------------------------------------------------------------------------
                                                  17,244,914         10,558,611
-------------------------------------------------------------------------------

General
Amortization of fixed assets                       1,320,254            469,049
Salaries and benefits                                353,974            296,492
Maintenance and repairs                               31,552             83,850
Conventions and training                             248,266            122,547
Tools and accessories                                 37,956             28,552
Professional fees                                    233,734             95,404
Other                                                475,165            110,028
-------------------------------------------------------------------------------
                                                   2,700,901          1,205,922
-------------------------------------------------------------------------------
Total direct and general costs                    19,945,815         11,764,533
Tax credits                                       (5,817,166)        (2,935,175)
-------------------------------------------------------------------------------
Cost of services rendered                         14,128,649          8,829,358
===============================================================================

                             [LOGO OF ERNST & YOUNG]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Anapharm Inc.

                                    EXPENSES

--------------------------------------------------------------------------------

Year ended April 30

                                                              2001         2000
                                                                        [11 months]
                                                                $            $
----------------------------------------------------------------------------------
Sales and administration

Selling expenses
Salaries and benefits                                        648,684       324,011
Entertainment and travel                                     159,046       120,644
Memberships, subscriptions, conventions and conferences      296,373       162,806
Advertising                                                  109,915        78,977
----------------------------------------------------------------------------------
                                                           1,214,018       686,438
----------------------------------------------------------------------------------

Administrative expenses
Salaries and benefits                                      1,734,856     1,163,871
Rent and other related expenses                            1,187,598       618,975
Office and supplies                                          557,158       407,410
Amortization of fixed assets                                 788,566       342,501
Insurance, taxes, telephone                                  608,798       338,043
Doubtful accounts (recovered)                                     --       (23,826)
Recruiting and training                                      289,814       105,102
Equipment and miscellaneous rentals                          208,980       107,922
Professional fees                                            373,681       135,504
----------------------------------------------------------------------------------
                                                           5,749,451     3,195,502
Loss on disposal of fixed assets                              51,344       125,308
Gain on foreign exchange                                    (443,456)     (217,426)
----------------------------------------------------------------------------------
                                                           5,357,339     3,103,384
----------------------------------------------------------------------------------
Total sales and administration                             6,571,357     3,789,822
==================================================================================

Development of assay methods

Salaries and benefits                                      1,446,962       912,320
Supplies                                                   1,091,653       887,898
Amortization of fixed assets                                 376,903       224,951
Maintenance and repairs                                      182,251       138,810
Other                                                         15,249        16,621
----------------------------------------------------------------------------------
                                                           3,113,018     2,180,600
Tax credits                                               (1,044,764)     (698,093)
----------------------------------------------------------------------------------
Total development of assay methods                         2,068,254     1,482,507
==================================================================================

                             [LOGO OF ERNST & YOUNG]
--------------------------------------------------------------------------------

Anapharm Inc.                                                       ------------
Balance Sheet                                                           DRAFT
January 31, 2002                                                    ------------

                                           Balance sheet   Provision for     Bonuses to
                                            as Dynamics     income taxes   the management
                                           -------------   ------------------------------
Asset

Current assets
Cash and cash equivalents                    2,792,555                                       2,792,555
Accounts receivable                          4,199,153                                       4,199,153
Tax credits receivable                       4,907,683                                       4,907,683
Research contracts in progress               2,951,028                                       2,951,028
Supplies inventory                             733,608                                         733,808
Prepaid expenses                               783,065                                         783,065
                                            ----------                                      ----------
                                            16,367,092                                      16,367,092

Investments                                    270,400                                         270,400

Fixed assets                                12,161,052                                      12,161,052

Deferred income taxes                        2,706,171      (2,061,860)                        644,311

                                            ----------                                      ----------
                                            31,504,715                                      29,442,855
                                            ==========                                      ==========

Liabilities and Shareholders' Equity

Current liabilities
Accounts payable and accrued liabilities     3,713,983                         226,912       3,940,895
Invoicing exceeding cost                       718,100                                         718,100
Current portion of long-term debt            1,845,767                                       1,845,767
                                            ----------                                      ----------
                                             6,277,850                                       6,504,762

Long-term debt                               5,715,109                                       5,715,109

Shareholders' Equity

Share capital                                2,638,037                                       2,638,037
Retained earnings                           16,873,719      (2,061,860)       (226,912)     14,584,947
                                            ----------                                      ----------
                                            19,511,756                                      17,222,984

                                            ----------                                      ----------
                                            31,504,715                                      29,442,855
                                            ==========                                      ==========

                                                                                       CUMULATIVE RESULTS
ANAPHARM, INC.
                                                                                                                              DRAFT

RESULTS
                                              -------------------------------------------------------------------------------------
AS AT JANUARY 31, 2001                                   JANUARY 2002                             JANUARY 2002
                                              -------------------------------------------------------------------------------------
                                              ACTUAL               %             BUDGET           %           Ecart (reel-budg)
                                              -------------------- ------------- ---------------- ----------- --------------------
Revenues
Bioanalytical                                          13,267,213        100.0%       12,059,674      100.0%            1,197,639
Clinical                                               13,342,407        100.0%       14,434,714      100.0%           -1,092,307
Scientific affairs                                      1,004,081        100.0%          850,543      100.0%              158,538
                                              -------------------- ------------- ---------------- ----------- --------------------
TOTAL                                                  27,613,701        100.0%       27,354,831      100.0%              258,870
                                              -------------------- ------------- ---------------- ----------- --------------------

Direct production costs - Bioanalytical
Production salaries                                     1,941,371         14.6%        1,918,725       16.9%               22,646
Social benefits - bioanalytical                           286,840          2.0%          229,900        1.9%               36,940
Supplies allocated                                        854,542          6.4%        1,880,824       12.9%             -696,082
Columns allocated                                         219,171          1.7%                                           219,171
Other expenses allocated                                      273          0.0%                                               273
Chemical products allocated                               134,839          1.0%                                           134,839
Reference standard                                         69,845          0.5%                                            69,845
Waste allocated                                                            0.0%
Solvents allocated                                         75,662          0.6%                                            75,562
Equipment rental                                          105,233          0.8%          109,634                           -3,401
Production fees                                               227          0.0%                                               227
Biological matrices allocated                              87,997          0.7%                                            87,997
Subcontracting                                                             0.0%            4,165                           -4,166
Sample transportation                                      12,464          0.1%                                            12,464
Supplies not allocated                                    -60,024         -0.6%                                           -60,024
Columns not allocated                                      -3,929          0.0%                                            -3,939
Other expenses not allocated                                1,200          0.0%                                             1,200
Gas not allocated                                          27,282          0.2%                                            27,282
Chemical products not allocated                              -104          0.0%                                              -104
Solvents not allocated                                     -4,734          0.0%                                            -4,734
Waste                                                      44,606          0.3%                                            44,806
Biological matrices not allocated                           1,530          0.0%                                             1,530
Purchase discount                                          -8,949         -0.1%                                            -6,949
Transportation                                             22,134          0.2%                                            22,134
                                              -------------------- ------------- ---------------- ----------- --------------------
                                                        3,788,365         28.6%        3,813,049       31.6%              -24,683
Tax credits - bioanalytical                            -1,089,900         -8.2%       -1,251,492      -10.4%              161,582
                                              -------------------- ------------- ---------------- ----------- --------------------
                                                        2,698,485         20.3%        2,561,556       21.2%              136,909

General production expenses - Bioanalytical
General expenses                                           20,653          0.2%           71,677        0.6%              -51,024
Expenses - CA                                                 198          0.0%                         0.0%                  198
Tools and accessories                                       1,391          0.0%                         0.0%                1,391
Equipment maintenance and repair                          220,552          1.7%          304,289        2.5%              -83,367
Lab and maintenance                                        24,116          0.2%           45,875        0.4%              -21,759
Professional fees                                           2,558          0.0%                                             2,558
Meals and entertainment                                     4,303          0.0%            2,538        0.0%                1,765
Travel expenses                                             4,882          0.0%            1,449        0.0%                3,433
Depreciation - lab equipment                              202,656          1.5%          293,286        2.4%              -90,619
Deprecitation - LCMS                                      554,321          4.2%          570,289        4.7%              -15,968
Depreciation - lab furniture                                9,005          0.1%            7,369        0.1%                1,637
                                              -------------------- ------------- ---------------- ----------- --------------------
                                                        1,044,745          7.9%        1,295,771       10.7%             -252,026
                                              -------------------- ------------- ---------------- ----------- --------------------

                                                                      Page 1
                                                                    detailed

                                                                                       CUMULATIVE RESULTS
ANAPHARM, INC.
                                                                                                                              DRAFT

RESULTS
                                              -------------------------------------------------------------------------------------
AS AT JANUARY 31, 2001                                   JANUARY 2002                             JANUARY 2002
                                              -------------------------------------------------------------------------------------
                                              ACTUAL               %             BUDGET           %           Ecart (reel-budg)
                                              -------------------- ------------- ---------------- ----------- --------------------
Others fees - bioanalytical
Cellular and pagers                                          1,766         0.0%             1,013       0.0%                  753
Office supplies and expenses                                19,682         0.1%                         0.0%               19,682
Software and updates                                         4,026         0.0%                         0.0%                4,026
Congress                                                    33,934         0.3%            17,500       0.1%               16,434
Training                                                    19,212         0.1%            31,800       0.3%              -12,388
Rent                                                        64,080         0.6%           161,577       1.3%              -67,498
Others fees relative to the rent                            88,817         0.7%                         0.0%               88,817
Professional fees (G7)                                                     0.0%                         0.0%
Depreciation - leasehold improvements                       87,306         0.7%            60,020       0.5%               27,286
                                                  ----------------- ------------ ----------------- ---------- --------------------
                                                           338,822         2.6%           261,710       2.2%               77,112
                                                  ----------------- ------------ ----------------- ---------- --------------------

Production costs - Scientific affairs
Salaries - Scient. aff.                                    840,599        83.7%           820,800      95.5%               19,799
Social benefits                                             96,422         9.6%            76,709       9.0%               19,713
Ethics committee                                           294,834        29.3%           208,668      24.8%               85,988
Preparation de CTA                                           7,965         0.8%                                             7,965
                                                  ----------------- ------------ ----------------- ---------- --------------------
                                                         1,239,619       122.7%         1,106,174     130.1%              133,445
                                                  ----------------- ------------ ----------------- ---------- --------------------

General production costs - Solent aff.
Meals and entertainment                                      3,992         0.4%             5,480       0.6%               -1,468
Travel expenses                                          2,278,830         0.9%            11,260       1.3%               -2,420
Lab site maintenance                                         7,511         0.7%                         0.0%                7,311
Cellular and pagers                                          6,736         0.7%             6,210       0.7%                  526
Report fees                                                 77,743         7.7%            49,500       5.8%               28,243
Office supplies and expenses                                11,023         1.1%                         0.0%               11,023
Software and updates                                        17,848         1.8%            14,750       1.7%                3,098
Photocopy                                                   26,882         2.7%            24,119       2.8%                2,762
Professional fees                                            1,243         0.1%                                             1,243
Assoc. & abonnements                                         2,232         0.2%                                             2,232
Congress                                                    38,991         3.9%            45,000       5.3%               -6,009
Training                                                    12,290         1.2%            11,250       1.3%                1,040
Associations and subscription                                                               2,300       0.3%               -2,300
Rent                                                        19,112         1.9%            42,432       5.0%              -23,321
Others fees relative to the rent                            16,953         1.7%                         0.0%               16,953
                                                  ----------------- ------------ ----------------- ---------- --------------------
                                                           251,385        25.0%           212,272      25.0%               39,113
                                                  ----------------- ------------ ----------------- ---------- --------------------

Direct production fees - Clinical
Production salaries                                      2,962,950        22.2%         3,233,264      22.4%             -270,314
Social benefits - Clinical                                 371,178         2.8%           373,739       2.6%               -2,581
Supplies allocated                                         213,164         1.6%           374,757       2.6%             -161,593
Other expenses allocated                                    31,802         0.2%                         0.0%               31,602
Solvents                                                        24         0.0%                         0.0%                   24
Waste allocated                                             20,049         0.2%                         0.0%               20,049
Equipment rental                                            16,548         0.1%                         0.0%               16,548
Production fees                                             54,737         0.5%                         0.0%               64,737
Volunteer compensation                                   3,574,559        26.8%         2,852,043      19.8%              722,616
Volunteer meals                                            287,642         2.2%           172,422       1.2%              115,420
Supplies not allocated                                      56,749         0.4%                         0.0%               56,479
Other expenses not allocated                                 1,781         0.0%                         0.0%                1,781
Waste not allocated                                          2,245         0.0%                         0.0%                2,245
Subcontracting                                                             0.0%                         0.0%
Lab lists - on study                                       168,036         1.3%                         0.0%              168,036
                                                  ----------------- ------------ ----------------- ---------- --------------------
                                                         7,770,292        58.2%         7,006,225      48.5%              764,068
                                                  ----------------- ------------ ----------------- ---------- --------------------

                                                                          Page 2
                                                                        Detailed

                                                                                       CUMULATIVE RESULTS
ANAPHARM, INC.
                                                                                                                              DRAFT

RESULTS
                                              -------------------------------------------------------------------------------------
AS AT JANUARY 31, 2001                                   JANUARY 2002                             JANUARY 2002
                                              -------------------------------------------------------------------------------------
                                              ACTUAL               %             BUDGET           %           Ecart (reel-budg)
                                              -------------------------------------------------------------------------------------
Direct costs recruiting + screening
Salaries - recruiting - screening                          725,985         5.4%           672,319       4.7%               53,687
Social benefits - recruit. - screening                      89,349         0.7%            79,936       0.6%                9,413
Doctor fees                                                330,428         2.5%           339,937       2.4%               -9,509
Volunteer advertising                                      623,338         4.7%           741,378       5.1%             -118,039
Lab tests - screening                                      409,126         3.1%           642,667       4.5%             -233,541
Sample transportation                                       78,916         0.8%                         0.0%               78,916
Supplies - screening                                         9,813         0.1%                         0.0%                9,813
                                                  ----------------- ------------ ----------------- ---------- --------------------
                                                         2,266,957        17.0%         2,476,237      17.2%             -209,280
                                                  ----------------- ------------ ----------------- ---------- --------------------

                                                        10,037,249        75.2%         6,482,461      65.7%              554,788
Clinical research project - reclassified                  -154,417        -1.2%           -81,825      -0.4%              -92,592
Tax credits - clinical                                  -2,846,900       -21.3%        -3,198,599     -22.2%              351,699
                                                  ----------------- ------------ ----------------- ---------- --------------------
                                                         7,035,832        52.7%         6,222,036      43.1%              813,896
                                                  ----------------- ------------ ----------------- ---------- --------------------

General production expenses - Clinical
General expenses                                            25,147         0.2%           181,500       1.3%             -156,833
Fees CA                                                                    0.0%                         0.0%
Tools and accessories                                       10,262         0.1%                         0.0%               10,262
Equipment maintenance and repair                            12,685         0.1%            15,000       0.1%               -2,315
Professional Fees                                              143         0.0%            30,000       0.2%              -29,857
Clinical sites maintenance - clinical areas                 49,895         0.4%                         0.0%               49,895
Clinical sites maintenance - screening                       4,001         0.0%                         0.0%                4,001
Meals and entertainment - clinical                          26,309         0.2%            18,030       0.1%               10,279
Meals and entertainment - screening                          4,866         0.0%                         0.0%                4,866
Travel expenses - clinical                                  75,233         0.6%            87,230       0.6%              -11,997
Travel expenses - screening                                  7,296         0.1%                         0.0%                7,296
CSGR software license                                       13,810         0.1%            28,125       0.2%              -14,315
Web site fees                                               14,625         0.1%            13,500       0.1%                1,125
Depreciation - clinical equipment                           80,625         0.6%            90,975       0.6%              -10,350
Depreciation  - clinical furniture                          42,364         0.3%            43,555       0.3%               -1,191
                                                  ----------------- ------------ ----------------- ---------- --------------------
                                                           369,262         2.6%           907,915     130.1%             -138,853
                                                  ----------------- ------------ ----------------- ---------- --------------------

Other fees - clinical
Rent                                                       267,313         2.2%           582,089       4.0%             -294,776
Others fees relative to the rent                           260,070         1.9%                         0.0%              260,070
Cellular and pagers                                         15,480         0.1%            11,678       0.1%                3,803
Office supplies and expenses                                23,717         0.2%                         0.0%               23,717
Software and updates                                           280         0.0%                         0.2%                  260
Associations and subscriptions                               2,762         0.0%                         0.0%                2,762
Congress                                                    19,374         0.1%             9,188       0.1%               10,187
Training                                                    18,282         0.1%            37,500       0.3%              -19,218
Training                                                     2,655         0.0%                         0.0%                2,655
Depreciation - leasehold improvements                      236,937         1.8%           165,317       1.1%               71,619
                                                  ----------------- ------------ ----------------- ---------- --------------------
                                                           866,860         6.5%           805,771       5.8%               61,079
                                                  ----------------- ------------ ----------------- ---------- --------------------

COST OF SERVICES RENDERED                               13,845,079        50.1%        12,974,206      47.4%              870,874
                                                  ----------------- ------------ ----------------- ---------- --------------------

GROSS PROFIT:                                           13,768,622        48.9%        14,380,625      52.6%             -612,003

                                                                          Page 3
                                                                        Detailed

                                                                                       CUMULATIVE RESULTS
ANAPHARM, INC.
                                                                                                                              DRAFT

RESULTS
                                              ------------------------------- ----------------------------------------------------
AS AT JANUARY 31, 2001                                   JANUARY 2002                             JANUARY 2002
                                              ---------------------------------- -------------------------------------------------
                                              ACTUAL               %             BUDGET           %           Ecart (reel-budg)
                                              -------------------- ------------- ---------------- ----------- --------------------
Selling expenses
Salaries - sales                                           546,799         2.0%           563,970       2.1%              -17,172
Social benefits - sales                                     50,098         0.2%            51,883       0.2%               -1,785
Advertising and other selling expenses                     148,399         0.6%           126,000       0.5%               22,399
Visits to clients facilities                                25,057         0.1%           220,740       0.8%             -195,683
Clients visits at Anapharm                                  10,407         0.0%            46,895       0.2%              -36,288
Rent                                                         9,580         0.0%            22,017       0.1%              -12,457
Others fees relative to the rent                             8,547         0.0%                         0.0%                8,547
Cellular and pagers                                         12,693         0.0%            19,913       0.1%               -7,219
Office supplies and expenses                                 7,304         0.0%                         0.0%                7,304
Software and updates                                           212         0.0%                         0.0%                  212
Professional fees                                            2,044         0.0%                         0.0%                2,044
Congress                                                   204,721         0.7%           157,065       0.6%               47,856
Training                                                     3,205         0.0%             9,000       0.0%               -5,795
Associations and subscription                               15,048         0.1%            23,744       0.1%               -8,696
Web site fees                                               14,625         0.1%            13,500       0.0%                1,125
Music and entertainment                                     20,003         0.1%                         0.0%               20,003
Travel expenses                                             44,637         0.2%                         0.0%               44,637
                                                  ----------------- ------------ ----------------- ---------- --------------------
                                                         1,123,358         4.1%         1,254,528       4.6%             -131,170
                                                  ----------------- ------------ ----------------- ---------- --------------------

Quality Insurance
Salaries - QA                                              640,120         2.3%           643,107       2.4%               -2,987
Social benefits - QA                                        85,806         0.3%            72,264       0.3%               13,542
Rent                                                        29,738         0.1%            60,381       0.2%              -30,613
Others fees relative to the rent                            11,628         0.0%                         0.0%               11,628
Associations and subscription                                              0.0%               900       0.0%                 -900
Meals and entertainment                                        897         0.0%             3,245       0.0%               -2,348
Travel expenses                                             11,848         0.0%            11,589       0.0%                  259
Office supplies and expenses                                15,045         0.1%             5,738       0.0%                9,308
Professional fees                                              601         0.0%                         0.0%                  601
Cellular and pagers                                             94         0.0%                         0.0%                   94
Congress                                                     3,407         0.0%             7,000       0.0%               -3,593
Training                                                     5,941         0.0%            17,900       0.1%              -10,959
                                                  ----------------- ------------ ----------------- ---------- --------------------
                                                           806,124         2.9%           822,092       3.0%              -16,968
                                                  ----------------- ------------ ----------------- ---------- --------------------

Information Technology
Salaries - IT                                              446,994         1.6%           696,204       2.5%             -249,210
Social benefits - IT                                        54,085         0.2%            76,076       0.3%              -21,991
Rent                                                        12,718         0.0%            41,784       0.2%              -29,066
Others fees relative to the rent                            10,682         0.0%                         0.0%               10,682
Site maintenance and repairs                                 9,419         0.0%                         0.0%                9,419
Phones - basic expenses                                     98,255         0.4%            78,185       0.3%               20,090
Cellular and pagers                                          2,788         0.0%             3,645       0.0%                 -857
Office supplies and expenses                                 4,625         0.0%                         0.0%                4,625
Information technology supplies                             30,047         0.1%            58,178       0.2%              -28,131
Software and updates                                        22,766         0.1%            26,250       0.1%               -3,484
Professional fees                                            4,947         0.0%             9,000       0.0%               -4,063
Associations and subscription                                1,587         0.0%                         0.0%                1,587
Meals and entertainment                                      1,636         0.0%             3,375       0.0%               -1,739
Travel expenses                                              3,339         0.0%            12,300       0.0%               -8,961
Congress                                                     5,143         0.0%            11,880       0.0%               -5,707
Training                                                     8,463         0.0%            14,250       0.1%               -5,797
                                                  ----------------- ------------ ----------------- ---------- --------------------
                                                           717,487         2.6%         1,031,778       3.8%             -313,591
                                                  ----------------- ------------ ----------------- ---------- --------------------

                                                                          Page 4
                                                                        Detailed

                                                                                       CUMULATIVE RESULTS
ANAPHARM, INC.
                                                                                                                              DRAFT

RESULTS
                                              ------------------------------- ----------------------------------------------------
AS AT JANUARY 31, 2001                                   JANUARY 2002                             JANUARY 2002
                                              ---------------------------------- -------------------------------------------------
                                              ACTUAL               %             BUDGET           %           Ecart (reel-budg)
                                              -------------------- ------------- ---------------- ----------- --------------------
Human Resources
Salaries - HR                                              169,032         0.8%           173,830       0.6%               -2,798
Social benefits - HR                                        20,110         0.1%            20,287       0.1%                 -177
Rent                                                         8,392         0.0%            25,239       0.1%              -16,846
Others fees relative to the rent                             7,044         0.0%                         0.0%                7,044
Site maintenance and repairs                                   475         0.0%                         0.0%                  475
Cellular and pagers                                            668         0.0%               315       0.0%                  353
Meals and entertainment                                      2,915         0.0%             4,215       0.0%               -1,300
Travel expenses                                              4,045         0.0%            14,367       0.1%              -10,321
Associations and subscriptions                                 447         0.0%               960                            -513
Office supplies and expenses                                 4,732         0.0%                         0.0%                4,732
Congress                                                    10,658         0.0%                         0.0%               10,658
Training                                                     4,816         0.0%             7,500       0.0%               -2,684
Recruiting fees                                            138,241         0.5%            73,125       0.3%               65,116
Professional fees                                           24,781         0.1%                                            24,761
Web site fees                                               14,625         0.1%            13,500       0.0%                1,125
Others fees - HR                                             2,719         0.0%                         0.0%                2,719
                                                  ----------------- ------------ ----------------- ---------- --------------------
                                                           413,701         1.5%           331,338       1.2%              -62,363
                                                  ----------------- ------------ ----------------- ---------- --------------------

Administrative expenses
Salaries - admin.                                        1,012,686         3.7%           925,041       3.4%               67,645
Social benefits - admin.                                    85,598         0.3%            83,683       0.3%                1,905
Subsidies on admin. salaries                                               0.0%                         0.0%
Equipment rental                                             1,859         0.0%             2,774       0.0%                  915
Automobile expenses                                         32,131         0.1%            26,278       0.1%                5,855
Expenses G7 projects                                       350,426         1.3%           231,250       0.8%              119,176
Rent                                                        64,895         0.3%           142,377       0.5%              -57,681
Other fees relative to the rent                             86,834         0.3%                         0.0%               86,834
Site maintenance and repair                                 30,814         0.1%                         0.0%               30,814
Electricity and heating                                        344         0.0%                         0.0%                  344
Business taxes and property taxes                              117         0.0%                         0.0%                  117
Insurance                                                  275,816         1.0%           183,833       0.7%               91,983
Telephone                                                   38,000         0.1%           101,986       0.4%              -63,986
Cellular and pagers                                          3,628         0.0%             3,648       0.0%                 -220
Office supplies and expenses                                96,715         0.4%           123,000       0.4%              -26,285
Information technology                                                     0.0%                         0.0%
Software and updates                                         1,295         0.0%            18,750       0.1%              -17,455
Photocopy                                                   57,544         0.2%            62,081       0.1%               -4,537
Stamps and postal expenses                                  49,221         0.2%            59,952       0.2%              -10,731
Other taxes and permits                                     90,000         0.3%            90,000       0.3%
Professional fees                                          176,069         0.8%           133,500       0.5%               42,569
Association and subscription                                 4,213         0.0%                         0.0%                4,213
Creances douteuses                                                         0.0%                         0.0%
Doubtful accounts                                           11,641         0.0%            12,000       0.0%                 -359
Meals and entertainment                                     15,670         0.1%            29,250       0.1%              -13,580
Travel expenses                                              9,533         0.0%                         0.0%                9,533
Training                                                    16,198         0.1%             6,488       0.0%                9,711
Employee social activities                                  53,940         0.2%            42,500       0.2%               11,440
Donations and sponsoring                                    20,153         0.1%            11,625       0.0%                8,528
Gain or Loss on fixed assets disposition                                   0.0%                         0.2%
Web site fees                                               14,626         0.1%            13,500       0.0%                1,126
Miscellaneous                                                4,274         0.0%                         0.0%                4,274
Depreciation - office machinery                             80,842         0.3%            79,354       0.3%                1,488
Depreciation - IT equipment                                348,765         1.3%           406,292       1.5%              -58,528
Depreciation - software                                    212,618         0.8%           318,752       1.2%             -106,135
Depreciation - office furniture                             27,023         0.1%            26,801       0.1%               -1,779
Depreciation - leasehold improvements                       93,266         0.3%            47,332       0.2%               45,825
                                                  ----------------- ------------ ----------------- ---------- --------------------
                                                         3,387,544        12.3%         3,186,256      11.5%              201,290
                                                  ----------------- ------------ ----------------- ---------- --------------------

                                                                          Page 5
                                                                        Detailed

                                                                                       CUMULATIVE RESULTS
ANAPHARM, INC.
                                                                                                                              DRAFT

RESULTS
                                              ------------------------------- ----------------------------------------------------
AS AT JANUARY 31, 2001                                   JANUARY 2002                             JANUARY 2002
                                              ---------------------------------- -------------------------------------------------
                                              ACTUAL               %             BUDGET           %           Ecart (reel-budg)
                                              -------------------- ------------- ---------------- ----------- --------------------
Development of assay methods
Production salaries                                        950,568         3.4%         1,026,914       3.8%              -76,347
Social benefits                                            123,242         0.4%           104,277       0.4%               18,965
Supplies allocated                                         238,047         0.8%         1,197,428       4.4%             -969,391
Columns allocated                                           92,886         0.3%                         0.0%               92,886
Other expenses allocated                                                   0.0%                         0.0%
Gas allocated                                                  511         0.0%                         0.0%                  511
Chemical products allocated                                104,225         0.4%                         0.0%              104,225
Reference standard                                         163,935         0.6%                         0.0%              163,635
Solvents allocated                                          12,250         0.0%                         0.0%               12,250
Waste allocated                                              1,871         0.0%                         0.0%                1,871
Production fees                                             12,955         0.2%            45,000       0.2%              -32,045
Biological matrices allocated                               60,587         0.5%                         0.0%               60,587
Supplies not allocated                                     126,953         0.0%                         0.0%              126,953
Columns not allocated                                        1,316         0.0%                         0.0%                1,316
Other expenses not allocated                                               0.1%                         0.0%
Gas not allocated                                           28,175         0.1%                         0.0%               28,175
Chemical products not allocated                                758         0.0%                         0.0%                  758
Solvents not allocated                                      19,391         0.1%                         0.0%               19,391
Waste not allocated                                         22,534         0.1%                         0.0%               22,534
Maintenance and repair                                     110,325         0.4%           117,230       0.4%               -6,904
Biological matrices not allocated                              900         0.0%                         0.0%                  900
Documentation - DAM                                         13,244         0.0%            11,250       0.0%                1,994
Depreciation - LCMS                                        369,822         1.4%           344,144       1.3%               45,678
Amort. Deferred tax credits                                -37,530        -0.1%           -37,530      -0.1%
                                                  ----------------- ------------ ----------------- ---------- --------------------
                                                         2,436,966         8.8%         2,808,713      10.3%             -371,757
Clinical research project                                  154,717         0.8%            61,825       0.2%               92,582
Tax credits - DAM                                         -733,600        -2.7%          -708,025      -2.6%               25,575
                                                  ----------------- ------------ ----------------- ---------- --------------------
                                                         1,867,733         6.7%         2,162,514       7.9%             -304,741
                                                  ----------------- ------------ ----------------- ---------- --------------------

Financial expenses
Interest on long-term debt                                 380,290         1.4%           477,552       1.7%              -97,262
Interest on credit margin                                    3,227         0.0%             2,700       0.0%                  527
Ordinary bank charges                                        6,246         0.0%             6,300       0.0%                  126
Other banking charges                                       15,876         0.1%                         0.0%               15,876
                                                  ----------------- ------------ ----------------- ---------- --------------------
                                                           405,819         1.5%           486,552       1.8%              -80,733
                                                  ----------------- ------------ ----------------- ---------- --------------------

Other revenue and expenses
Loss (gain) on foreign exchange                           -128,273        -0.5%                         0.0%             -128,273
Interest expense (income)                                 -101,732         0.4%           -79,764      -0.3%              -21,968
Other income                                                               0.0%                         0.0%
                                                  ----------------- ------------ ----------------- ---------- --------------------
                                                          -230,005         0.8%           -79,764      -0.3%             -150,241
                                                  ----------------- ------------ ----------------- ---------- --------------------

Total expenses                                           8,481,802          31%         8,194,592        33%             -712,791
                                                  ----------------- ------------ ----------------- ---------- --------------------

EARNINGS INCL. BONUS                                    $5,286,820        19.2%        $5,186,033      19.1%            $ 100,788
                                                  ----------------- ------------ ----------------- ---------- --------------------




DEPRECIATION AND AMORTIZATION                           $2,329,018                     $2,419,956
                                                  -----------------              -----------------

SALARIES                                               $10,010,193                    $11,640,937
                                                  -----------------              -----------------

                                                                          Page 6
                                                                        Detailed

                                [ILLEGIBLE TABLE]

                                [ILLEGIBLE TABLE]

                                 SCHEDULE 4.13

                             UNDISCLOSED LIABILITIES

POTENTIAL CLAIMS

      Volunteer Diagnosed Pregnant Following her Participation to a Clinical Study In 1998

      The file has been given to the Company's insurers since the Company has to conduct a follow-up on the child until he reaches the age of 6;

      The highly risked period is now passed and no effect has occurred during said period;

      See document attached hereto.

      Undertaking With Regards to Senior Managers Training Session

      The Company has taken action to provide its senior managers with a financial training session which will be given by the Hautes Etudes Commerciales (HEC) in Quebec, on March 28 and 29, 2002;

      The cost of such training session is around $ 12,000. There is a possibility to cancel the session, subject however to a non significant penalty.

      Communication Agreement Pertaining to Company's Take-Over and Other
      Matters

      Two mandates have been awarded to two different communication firms. The Company estimates the value of the first mandate at approximately $ 15,000 and the other one at $ 7,000.

      Volume Discount

      The discount included in the financial statements for each study given by clients which have been granted with volume discount, has been determined by using a rate corresponding to the most probable business volume. If, however, the business volume of a client in particular would become significantly higher than what was forecasted, an adjustment could then be necessary.

      Volunteer's Claim for Broken Rib

      There is one pending claim for an amount of $ 3,000 CDN that has been handled to the Company's insurance carrier. This claim as been filed by one of the Company's volunteers who, as it was thought initially, had a broken hip. However, it appears from the volunteer's claim (a copy of which is attached hereto), that she has broken her rib while being the subject of a study conducted by the Company. The claim is being addressed and should evolve to a private settlement in the weeks to come.

                            [LETTERHEAD OF ASSOCIES]

Ste-Fay, October 17th, 2001

ANAPHARM INC.
2050, boul Rene-Levesque Quest
Sainte-Foy, (Quebec)
Canada
G1V-2KB

Attn:       Guylaine Perron, c.a., v.p. finances

Object:     Loss historic Insurance portfolio 1996-2001-10-17

--------------------------------------------------------------------------------

Guylaine,

As discussed you will find herewith loss historic in regard to your insurance portfolio from 1996-2001; please note that we do insure your corporation since may 31st, 1996.

Don't hesitate to call me if you need any other information.

Regards,


/s/ Raynald Rochette

Raynald Rochette

                                                          [STAMPED 13 NOV. 2001]

Anapharm Inc.
Insurance portfolio
Loss historic May 31st, 1996-2001-October 17th, 2001

1.    Property coverages

      .     No claim

2.    Comprehensive general liability coverages

      .     August 15th, 1999           T/P bodily injury                  3 450,00 $
                                        (T/P hit glasses and                   (paid)
                                        suffered bodily injured)

      .     January 10th, 2000          Ice falls on T/P automobile        1 000,00 $
                                                                               (paid)

      .     February 4th, 2000          Ice falls on T/P automobile        1 273,67 $
                                                                               (paid)

3.    Professional liability (incl. Clinical liability)

      .     March 2000                  T/P (voluntary) suffered            7 000,00$
                                        Bodily injury
                                        (skin problem while
                                        participating in a clinical
                                        study.

      .     September 16th, 1998        Voluntary diagnosticated           no payment
                                        pregnant after participating
                                        to a clincal study.
                                        Should be closed with no payment.
                                        Still open just in case of future problems.

4.    Directors & officers liability

      .     No claim

                                  SCHEDULE 4.16

                          NON-ARM'S LENGTH TRANSACTIONS

                     [Summary of French Written Documents]


LOANS TO EMPLOYEES VENDOR FOR PURCHASE OF SHARES: See document attached hereto.


     The attached document refers to a chart stating, per employee to whom Anapharm, Inc. has granted a loan for the purchase of shares, the amount of money that will be deducted from their pay check as reimbursement of said loans.

                                  SCHEDULE 4.16

                          NON-ARM'S LENGTH TRANSACTIONS

KEY EMPLOYEES EMPLOYMENT CONTRACTS

..     MARC LEBEL

      .     Title :             President and Chief Executive Officer;

      .     Service dates:      indeterminate term starting May 1, 2001;

      .     Base Salary:        $ 231,000;

      .     Bonus:              35% to 40% of base salary subject to bonus plan
                                and adjustment;

      .     Benefits:           Car provided by Company;

      .     Vacation:           20 working days.

..     [*]

      .     Title :             Chief Operating Officer;

      .     Service dates:      indeterminate term starting May 1, 2001;

      .     Base Salary:        $ [*];

      .     Bonus:              [*];

      .     Benefits:           [*] ;

      .     Vacation:           [*] working days.

..     [*]

      .     Title :             Senior Director, Finances;

      .     Service dates:      indeterminate term starting May 1, 2001;

      .     Base Salary:        $ [*] ;

      .     Bonus:              [*] ;

      .     Benefits:           [*] ;

      .     Vacation:           [*] working days.

[*] Confidential portions omitted and filed separately with the Commission.

..     [*]

      .     Title :             Vice-President - Bio-analytic;

      .     Service dates:      indeterminate term starting May 1, 2001;

      .     Base Salary:        $ [*] ;

      .     Bonus:              [*];

      .     Vacation:           [*] working days.

..     [*]

      .     Title :             Vice-President - Clinical operations;

      .     Service dates:      indeterminate term starting May 1, 2001;

      .     Base Salary:        $ [*] ;

      .     Bonus:              [*] ;

      .     Benefits:           [*] ;

      .     Vacation:           [*] working days.

..     [*]

      .     Title :             Senior Director;

      .     Service dates:      indeterminate term starting May 1, 2001;

      .     Base Salary:        $ [*] ;

      .     Bonus: -            [*] ; or

                                [*] ;

      .     Vacation:           [*] working days.

-     [*]

      .     Title :             Senior Director, Scientific and Regulatory
                                Affairs;

      .     Service dates:      indeterminate term starting May 1, 2001;

      .     Base Salary:        $[*] ;

      .     Bonus: -            [*] ; and

      .     Vacation:           [*] working days.

LOANS TO EMPLOYEES VENDOR FOR PURCHASE OF SHARES: See document attached hereto.

[*] Confidential portions omitted and filed separately with the Commission.

                                  SCHEDULE 4.23

                                GOVERNMENT GRANTS

                     [Summary of French Written Documents]


The attached document identified in French as Fonds de diversification de l' 'economie de la capital - convention d'aide financiere is a financial assistance agreement entered into on November 2001 between Le Ministre delegue responsable de la region de la capitale nationale [freely translated as "The Responsible Minister of the National Capital Region] (the "Minister") and Anapharm, Inc., whereby the Minister has granted to Anapharm, Inc. a financial assistance for a maximum amount of Can.$180,000.00 allowing Anapharm, Inc. to achieve its electronic conformity project needed to meet the requirements of the FDA, in conformity of its business plan table dated April 18, 2001 and the modifications that have been brought to it since.

The document identified as "Summary of a contract between Anapharm and Investissement Quebec for a no-interest refundable loan of $700 K" summarizes the document which is identified by the logo of "Investissement-Quebec" in the upper left part of the 9 page document.

                                  SCHEDULE 4.23

                                GOVERNMENT GRANTS

See document attached hereto.

                            FONDS DE DIVERSIFICATION
                          DE LE'ECONOMIE DE LA CAPITALE

                          CONVENTION D'AIDE FINANCIERE


ENTRE

LE MINISTRE DELEGUE RESPONSIBLE DE LA REGION DE LA CAPITALE NATIONALE aglessant par. M. Michel Lambert, secretaire geneal avocle au Bureau de la Capitale Nationale, Edifice 1-1, Geantic Alle Est, bureau 4,02, Quebec (Quebec) Q1R 4YR, ci-apres apelle a le MINISTRE

ET

ANAPHARM, INC. personne morale l'egalement constitude, ayant son siee social au 2050, boulevard Rene-Leveque Ouest, Quebec (Quebec), GIV 2KR, larguqelle ait aux presentes et est dument represalen par madame Guylalne Perrori, directrice des financiers, aux terms de la resolution du consell d'administration on date du 12 juin copie est annexie a la presento convention ci-apres appelle a l'ORGANISME,

ATTENDU QUE le gouvernement a prevu un Fonde de diversification de l'econoic de la capital et qu'il en a confile la gestiue au MINISTRE:

ATTENDU QUE le MINISTRE peut apporter un soutien Unaneler pour parmettre in realization de projets visant a developer et promouvoit la Capitale Nationale;

ATTENDU QUE le project de l'organisme a ete recommende pat le comite de geauon du Monde;

ATTENDU QUE le MINISTRE a designe la secretaite genteel associe au Bureau de la Capitale Nationale pour asurer la mise en oeuvre de la presente convention;

EN CONSEQUENCE, les parties convenient de ce qui sun:

1.   Objet de la convention

Le MINISTRE recorde a l'ORGANISME aux conditions debeterminees dans la presente convention une side financiere maximale de 180 000 $ afin de realiser le projet de conformite electronique pour recoutrer les exigencies de la FDA, conformement aux objectile de son plan d'affaires depose en date de 18 avril 2001 et des modifications qui uni ete apportes.

Le plan d'affaires de l'ORGANISME fait partie de la presente convention et cat joint en annexe.

2.   Declaration de organisme

L'ORGANISME declare que l'aide financiere qui lui est accordee or perse sur aucume depense ayent fait l'object d'un credit d'impot ou d'une aide financiere on verni de out autre programme gouvernmental (federal et provincial) n'syant pas ete declare a soo plan d'affaires.

3.   Obligations de l'organisme

L'ORGANISME engage a:

     a)   realiser le projet conformement a la presente convention:

     b) faurrie par ectit, a chque annee financiere, un rapport sur l'utlisation de la tranche de subversion contonaut les informations et donnees necessaries su MINISTRE pour juger de l'evaluation du project relativement aux objectifs et sur delais prevus a la presente convention;

     c) fouerle au MINISTRE par eclat, au termes tu demier exercise financier vis par la preserve convention, un support financier a la thec ou le projet cat suppose ete termine sule le 31 mars 2003;

     d) permetre au MINISTRE ou a vente suttee pesonne qu'il autotise a examinet le registres, dessierer er comptes de l'organisme et de preptlee copie de tout document juge pleasante;

     e) respecter les reglet usuefles de gestion et faise en some que les administrateur ne en placent pas dans une situation de confit d'intende:

     f) participet a le demande du represendiant du MINISTRE, a l'evaluation du projet;

     g) n'assurer con tout temps que l'aide financiere n'est par utilisee pour le financement du service de la dette, pour le rembeursement d'aptitude un pour financer un projet deja realize;

     h)   organiser a visito alu projet a la dernude du MINISTRE.

4.   Aide financiere du MINISTRE

Le MINISTRE verse a l'ORGAMISME une side financiere maximale de 180 000 $ selon les modalities qui suivene;

     a) un premier versement au ruontant de 90 000 $ cat efferme dans las 30 jours suivant la signature de la convenon

     b) le deuxieme versement au montant de 90 000 $ est effective suite a une demande faire au MINISTRE et est verse au plus tard le 31 mars 2003 et au plus tot le 1 avril 2002, conditionmellement a la realization du projet tel que confirme par un rapport cmanant d'un verttisteut externe;

     c) aux remands due project, l'ORGANISME testmet au rapport financiere en conformite avec l'article 8 tlc la presente convention.

5. Le MINISTRE se reserve le droite de reduire le montant de l'aide financiere:

     - si le montant des depenses admissibles du projet est inferieur a celui qui elait preru orginalement

     - ai l'addition des subventions federale et provincale depose le pourcontage au plan de financement de l'ORGAMISME;

     - ai l'orgamisme obtient une source de financement publique additionelle qui modife le plan de financement

     Dans l'un ou l'autre de ces est, le reduetion de l'aide financiere est proportionelle, au moulant de reduction der dispenses ou au montant de financement supplementaire.

6.   Plan de depenaca prosente par l'ORGANISME

     A.   Codes du projet (despensee)

                                               -------------------------------
                                                    Montants $         %
     -------------------------------------------------------------------------
     Conformite electronique                         5 400 000           86.7
     -------------------------------------------------------------------------
     Optimisation resources humaines                   276 000            4.4
     -------------------------------------------------------------------------
     Reduction de le duree des etudes                  326 000            6.2
     -------------------------------------------------------------------------
     Optimisation de la qualite                         91 000            1.4
     -------------------------------------------------------------------------
     Etude falsebilite                                 100 000            1.6
     -------------------------------------------------------------------------
     Controle des ogOts                                 42 000            0.7
     -------------------------------------------------------------------------
     Autres                                             67 000            1.1
     -------------------------------------------------------------------------

     -------------------------------------------------------------------------
     Total                                           6 300 000         100.00
     -------------------------------------------------------------------------

7.   Plan de financement de l'Organisme

     B.   Sources de financement

                                                    --------------------------
                                                    Montants $           %
     -------------------------------------------------------------------------
     Fonds de diversification                          180 000            2.8
     -------------------------------------------------------------------------
     Investissement Quebec                              50 000            0.9
     -------------------------------------------------------------------------
     Anepharm                                        2 070 000           31.7
     -------------------------------------------------------------------------
     Pret de la BDC                                  2 000 000           31.7
     -------------------------------------------------------------------------
     Pret de la Banque de Montreal                   2 000 000           31.7
     -------------------------------------------------------------------------

     -------------------------------------------------------------------------
     Total                                           6 300 000          100.0
     -------------------------------------------------------------------------

8.   Rapport financier

     8.1 Conformement au Reglement sur le rapport financier des institutions subventionetees public en vertu du Cl186215 du le novembre 1994, l'ORGANISME qui recoit une subvention, par tranches de rountant, sur plusieurs exercises financiere doit peuluite aux termes de eheuren de ses exercicca financiers, un rapport de l'utlisation de la tranche de subvention et, aux termes du dernier exercise concerne, un rapport financier.

          a) sous reserve des normes d'attribution prevues a la programmation budgetaire, une institution qui recoit une ou des subventions, don't le montant ttal car inferieure a 250 000 $ est dispensee de produire et de renemettre un rapport financiere;

          b) une institution qui recoit une ou des subventiens, done le montant total est de 250 000 $ et plus, et qui produit un rapport en vertu de dispositions legals surres que celles de la Loi su l'Administration financiere (L.R.Q. chap. A-6) ou d'une (oi fiscale ou en vertu de dispositions reglementaires ne d'une decision du gouvernement on du Conseil du Tresoi, cet dispensee de produite un rapport financier.

     8.2 Conformement au Regalement su les sulventiosn a des uns de construction (R.R.Q., CA-6 x 29) don't l'ORGANISME reconsit avoid rects cople, l'uccrai de la sulvention est assiletti a la condition que tout contrat pour l'execution des travaux de constructin ne soit adjudge qu'apres demands ne acumlesons suivant les regles prevu au did reglement.

9.   Contrat de surly

     a) L'ORGAMISME accepte le formation d'un comite de suivi, lequel a pour mantlar de veiller a l'application de le presente convention d'aide financee;

     b) le comite est compse de deux representants the MINISTRE et de deux representants de l'ORGANISME. Un representant du MINISTRE en assumcia la presidence;

     c)   le comite de suivi est couroque sur demande du president.

10.  Defaut

L'ORGANISME est en default losequ'il:

     a)   est un liquidation nu en vole de dissoluriou sans l'accord du
          MINISTRE;

     b) demenagie a l'exterieure du Quebec une partic substantielle de sen actifs sans avoir obtenu l'autorisation prelable du MINISTRE

     c) a fair une omission un une Coeur dans une declaration, une faurec declatation, une fraude un une falsification de document;

     d) a quelque epoque que or soit avant le dessier versement, cai partie a un litiec ou a des procedures devant une cour da justice ou un tribunal ou une agence gouvermentale sans l'avoid revelo au MINISTRE;

     e) fait cestion de set blens, est sous le coup d'une ordonnance dr sequestise en verru de la Loi sur la faillite et l'insolvabilite (L.R.C. 1985) c.B-3) fait une proposition a ses de la Loi facilitant les transactions et arrangements entre les compagules et leurs crenciers (L.R.C. 1985) c. C-35) ou s'il est sous le coup d'une ordenance de liquidation en veri de la Loi sur is liquidation des companies (L.R.Q. c. L-4) ou toute suite la au oeme effect, ou s'il cat insolvable ou sur le point de deventir insolvable ou s'il me maintient pas son existence legale ou si sa situation financiere, de l'avis du MINISTRE, se detentione de facon a mtre est peril es survle;

     f)   s'il fait defaut si l'une l'entre des conditions de cette convention.

11. Sil y a un ou de default vise a l'article 10 ou si selon a MINISTRE, il y aura ensemblement un de cer cas de default, le MINISTRE peut se prevalent, sparament ou surpulativement, de moyens suivants;

     a)   reviser le niveau de l'aitic financiere et en avise l'ORGANISME;

     b)   suspendre(s) versement(s) de l'aide financiere;

     c) exiger, au cours det trole anees qui suivent la dernier versement, le rerobousement emulatif total ou partiel de l'aide financiere ayace ete veree;

     d)   resilier l'aide financiere pour le(s) versement(s) non effectue(s);

     e) annulet l'aide financiere en entire et tour versement iccu devenant aloes exigible et remboursable immediatement et en entire

     f) estiger toures garanties or srfecta que le MINISTRE peut juger approptiees afin de garantir le remboursement des versements effortica ou a etre effectues et l'ORGANISME a'engage a executier, a aga frais, dans les cinq (5) jours de la demande du MINISTRE tous les documents a cet effet.

Le MINISTRE avise l'ORGANISME, par eceit, qu'il se raivaut, separement ou eumulavement, des moyens visca au present article er cet avis prendra effect a compter de la date de sa reception par l'ORGANISME dans les can de default vises au paragraphs a), b), c), d), e), de l'article 10, ainsi que pour les can de fausse l'declaration, fraude ou falsification de doeument prevus au paragraph

c) de l'article 10. Cans tout autre can de defaut lodique dans l'avis l'ORGANISME clix (10) jours poir y remedier.

12. Le montant tout remboursement partiel ou rosal de l'aide financiere eclame par le MINISTRE, conformement a l'article 10 de la presente convention, portens interet annullement, au taux d'internet sur les creances de l'etat.

13.  Verification

     Les transactions financiers desoulant de l'execution de ce protocule sont sujerres a la verification par le Controleur des finances qui, a cette fin a tous les pouvoure prevus par a Loi sur les commissions de'enquete (L.R.Q. cc. 37) et, plus particulerement, le poucoir de prender connaissance et de faise un examon tous les registres et documents qu'il juge utiles a ocite verification.

14.  Visibilite

     L'ORGANISME s'engage il:

     a) invitex le MINISTRE ou las representants designes a la conference de presac organisee pour l'announce on project et de la contribution financiere ou gouvernment;

     b) mentionner le Bureau de la Capitale Nationale dans les activites de promotion, de publicete et de relations publiques locaqu'il sent question cles projet et inclure plus specifiquement sur la page d'accuel de aun site Internet or dans le communique de prevse annoncant le project le libelle suivant: Ce project est resultat passible gruee a trans constriluquer de Bureau de la Capitale Nationale par l'entramire due canals de diversification al l'fonniere de ineligible;

     c) invitees les representants du MINISTRE lots d'activites publiques ac mitachant au projet au mentionner in collarboration du Bureau de la Capitale Nationale los de ces evenements;

     d) inclure le logo du Bureau de la Capitale Nationale et fourole un espace publicishire dans toul produit promotionnel ou totute publication, en particulier sur la page d'accuell du site Intenet ou un lien hypertexte conduite a alle Bureau de la Capitale Nationale. Le logo associte a la contribution comprend a signature de Bureau de la Capitale Nationale et est accompagne du symbole Quebec desposes;

     e) appliquez le protequele du GOVERNEMENT DU QUEBEC dans toutes le ceremonials publiques a oet effect, faire approver le scenario de cleremonic publique et de conference de precise par les representants du MINISTRE;

     f) Faire approver par les representants du MINISTRE un plan de visibilite detaille comprenant le presence du Bureau de la Capitale Nationale dans chacun des vehicules de communication du project on the l'evenement;

     g) Faite publier, sur demande, un announce faisant is promotion du project dans un media ecrit de la region. Les Depensee retenues pour fina de visibilite font partie des deposes submissibles;

     h) Installer, dans le cas de project de construction, d'aggrandisement, the renovation ou autres tesvaus do atenture, un panneau de chantier annoueant le project et l'implication financiere du Bureau de Capitale Nationale.

15. Le MINISTRE designee monsieur Michel Lambert, Dumont surouse, comme son represeniant pour les fins de l'execution des presentes, et iput document ou stvis egixge en vertu de la presente convention doit lui etro renus ou transmit a l'adrese suivante:

          Bureau de la Capitale Nationale
          Edifice H
          875 Grande Allee Jial, bureau 4.02
          Quebec (Quebec) G1R4Y8
          A l'attention de Michel Lambert, secretaite general associe.

     L'ORGANISME designee madame Guylaine Perron, comme as representante pour les fins de l'execution des presentes a tont document our avis exige en vertu de la presente convention pour lul elev remis ou transmite a l'adrosec suivante:

          Anapharm, Inc.
          2050 boulevard Rene-Levecque Ouest
          Quebec (Quebec) G1V 2Kr
          A l'attention de Guylane Perron c.a., directrice des finances

16. L'ORGANISME auottise le MINISTRE a terramerre, sur une base confidentielle, tout document on information, relatif a la convention sur ministreres ou organisms gouvermentaux qui pourralent entc implica dans l'administration de l'oetrui de Paide financiere.

17. Les parties recountaissent et a'eugagent a ce que le prevente entente poit consideree, comroe ayant ete executee dans lo district judicisiee de Quebec. Tout litige survenant en rapport avec le present protocole sces de la competence du tribunal du district judiciaire de Quebec.

18. Le presente convention et l'aitle financiere qui y est prevue ne peuvent etre cedees en tout qu un partie a moins d'obtenier au prelable l'autorisation ecitse du MINISTRE.

EN POI DE QUOI LES PARTIES, APRES AVOID PRIS CONNAISSANCE DE LA PRESENTE CONVENTION ET L'AVOIR ACCEPTEE, ONT DUMENT SIGNE IN DOUBLE EXEMPLAIRE COMME
SUIT:


L'ORGANISME

/s/ Guylaine Petron                             28 Nov 2001
---------------------------------               -------------------------------
Par:                                            Date
Guylaine Petron, C.A.

                                                /s/ Ste. Fay
                                                -------------------------------
                                                Lieu

LE MINISTRE

/s/ Michel Lambert                              2001 - 11 - 15
----------------------------------              -------------------------------
Par:                                            Date
Michel Lambert, secretaire general associe

                                                /s/ Quebec
                                                -------------------------------
                                                Lieu

                          Summary of a contact between
                       ANAPHARM and INVESTISSEMENT QUEBEC
                   for a no-interest refundable loan of $700K

This loan is part of a program entitled "Private Investment and Job Creation Promotion Fund (PAIRE)".

The granting of this loan to Anapharm is directly connected to the opening of our Montreal site. The establishment of the amount located is related to the number of jobs created and the related investment size in fixed assets.

Our estimates allow us to anticipate the creation of 104 jobs in Montreal over a two-year period beginning May 1, 2000 up to April 30, 2002, along with a $3M investment in fixed assets. Please note that while job creation in Quebec City is not a determining factor in this project, the needed equipment in the Quebec City laboratories, that is necessary to support our Montreal clinic operations, is eligible. This explains the total amount of $3M (leasehold improvements and miscellaneous equipment).

The $700K loan will be received through four payments of $175K. These payments will be made on the basis of pre-established terms (attested by our auditors) relative both in the number of jobs created and to the amount of investments in fixed assets.

No interest is applicable to the $700K loan and this for its total duration. The loan also includes a three-year reimbursement moratorium. It will be reimbursed by eight equal semi-annual payments of $87,500.

The interest "holiday" has been evaluated at $444,500, which represents our grant; it goes from the actual first payment date until the last payment, seven years later (three-year payment moratorium + four-year reimbursement term).

The usual fees charged by Investissement Quebec are applicable, such as the commitment fee of .05% ($2,500).

General Terms

     o    Sustainability of jobs created for a minimal period of five years.

     o    Participation in an official announcement.

     o    Presentation of ordinary financial data.

     o No sale of equipment, no permission to cease activities or to move equipment out of the Province of Quebec without the written authorization of Investissement Quebec

     o    No particular restriction related to dividend payments.

Also included several standard situations generally expected for this type of contract, which would place us in default and might cause early reimbursement or application of an interest rate.

Guylaine l'erron, c.a.
November 22, 2000

[GRAPHIC] Investissement Quebec
                                                         Dossier numero: 0101125

ENTRE: INVESTISSEMENT-QUEBEC, personne morale logolomont constitute en vertu de l'article 1 de Lol sur Investissement Quebec et sur Garantin Quebec. Seinto-Foy, province de Quebec, Q1V 6A3 et una place d'affaires au 389, rue Saint-Jacques, bureau 500, Montreal, province du Quebec, U2Y 1n9, loi repressiture et egissant aux prosentec par monsieur Guy Leblanc, direactaur des inclasife financiers.

               (Ci-apres designec via Societe.

ET: ANAPHARM INC., societe doment constitutes en vertu de is Loi sur lao compagnie, Partie 1A, ayant una piece d'affaires au 5160, rue Decaria, 5th stage Montreal (Quebec) H3X 2H8, ici representes et egissant aux presentos par monsieur Marc Lebal, aux president, aux termes d'une resolution aument adoptee par son conseil d'adminstration lors d'une sence doment tenue un date due ________________________, don't copis set jointe a la presente.

               (ci-apres designee le Raquarants.

ATTENDU QUE le Requerant a l'intention de reulisei a Montreal, province de Quebec, la project decrit au paragraphs 2.1 (ei-apres le a Projet __);

ATTENDU QUE le Requerant a procento a la Societe une demande de contribution financiers aux fins du l'alder a realisor son Projet;

ATTENDU QUE in Societe pout sucorder une contribution financiero en venu du Programme sur le Fonds pour l'accroissement de l'Investissement prive et la relance de l'emptiel (Deuret 572-2000 due a mal 2000) (ci apres le (Fonde)) tel qu'll peut aire maditis de temps a auire;

ATTENDU QUE la 8 Octobre 2000, la Societe a eta autorisen pr la Vice-premier ministreet minisire d'Etat a l'Economiu et aux Finances a accorder au Haquerant une Contribution financiere pour les Tins de son Projet conforment aux terms et conditions du Fonds et a caux stipules sux presentos;

ATTENDU QUE in Societe est dispose a accorder au Requerant to contribution financiere prevue aux presentes et la Requireant dispose a l'accepter, sujnt aux terms et conditions du Fonds at a peux stiputes aux presentes.

EN CONSEQUENCES, les parties aux presentes conviennent de ce quit nuit :

1.   Le contrat

     1.1 La presente convention relative a la Contribution financiere. Constitue la contrat compiel doment condu entre los parties (la Contrat), lorsque le Requerant a satisfait au paragraph 13.

     1.2 Le Contrat annute et rampiac tout ontont, verbale au ecribe, principals ou accessoire ayant pu avoir ete concius a quelque opaque que ce soit an rapport avec le Projet.

     1.3 Les hermes et expressions utilleses aux precentes ont le sans qui paut leur etre attribue aux termes du Fonds a moins qu'il no leur guil confere un sans particulier aux presentes.

Intiales:  Invesstiment-Quebec  ______________Requirant ______________

D101125 - Anapharm Inc.                                              Page 2 de 9
--------------------------------------------------------------------------------

2.   Le Projet

     2.1 Le Projet consiste en l'implantation d'une clinique a Montreal, province de Quebec, pour effectuer des travaux de recharches relies au development du nouveaux medicamente et de nouvaux produits pharmaceutiques, projet qui entrainera in creation de 104 nouveaux Emplois (alon la definition donnee a ce terms au paragraphe 5.2 des presentes) et des investissements en immobillsadans de 3,000,000 $ (las Depenses d'inimobillsations).

     2.2 Le Requerant declare avoir commence la Projet le 1st mai 2000 et s'engage a l'achever au plus tard le 30 avril 2002.

     2.3 Les parties aux presentes conviennent que le Projet pour loquei la Contribution financiere (talio que definie ci-apres) est accordee comportion les depenses et le financement ci-apres:

                                            Immobilisariens                    Financement
                                         totales     admissions
     Amenagement lonatir               1,000,000 $    1,000,000 $      Datte a LT        2,300,000 $
                                                                       Investissement
     Equipament Rocherche clinque        250,000 $      250,000 $      Quebec PRSI         700,000 $
     Equipement Rocherche analytique   1,750,000 $    1,750,000 $
     TOTAL                             3,000,000 $    3,000,000 $      TOTAL             3,000,000 $

3.   Versament de la Contribution financiere

     3.1 Sous reserve que le Requerant no soir pas en default aux lermes des presentes et sous reserve des autres dispositions du Contrat, la Societe s'engage a mattre a la disposition du Ranquerant un pret au montant maximum de 700,000 $ (ci-apres definia Contribution financiere).

4.   Declaration du Requerant

     4.1 Anapharm Inc. est une antile domant constitues en vertu de la loi sur les compagnios, Partie 1A; elle declane etre en regie avec les tois qui la regissant ou n'est sujette a aucon engagement ni aucune prohibition aurquais la realisation du Projet conireviendralt.

5.   Modalites de versament

     5.1 La Societe s'engago a vercer au Requerant la Contribution financiere pour les Emplois qui serent craos et les Depaires d'immobillisations encoures par le Requerant qurant la portoas au realissation du Projet, salon les modalities suiventes.

          5.1.1 La Contribution financiers sore depourses en 4 versamente egaua de 175,000 $ chacun des que le Requerant aurs creus les Emplois et ???? (las Depenses d'Immobilissations reilieux au Projet sur une lasse cumulative selon le tableau aulvant:

                                      Emplois    Immobilisations   Debursements
                  1st deboursement:      28         500,000 $        175,000 $
                  2nd deboursement:      28         750,000 $        175,000 $
                  3rd deboursement:      28         750,000 $        175,000 $
                  4th deboursement:      28       1,000,000 $        175,000 $


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            5.1.2 Pour chaque deboursement de la Contribution financiers, le
                  Ruquerant davra au prealible remetre a la Societe un certificat de ??? verificateur ???? attestant le montent des Depenses admissibles encourages pour le Projet depuis le dermier versement de la Contribution financiere ainsi que sur une dasu cumulative, et le nombre d'Emphasis crede depuis le demier versement de la Contribution financiere.

            5.1.3 La demaride relataive au dernier versement de la Contribution financiere devre aux accompagne d'un certificat des verificateurs extremes du Requerant attestant qu'il a oncouru des Depense admissables d'un montant minimum de 3,000,000 $ et qu'il a cree at maintenu les 104 Emplois prevus au Projet.

            5.1.4 Outre le certificat requis du Requerant au sous-paragraphs
                  5.1.2, toute demande de versement de la Contribution financiere devra aux accompagnee d'un repport d'etups sur le degre d'avancement du Projet.

      5.2 Aux fins du Projet, un Emploi signifis tout emploi permanent occupe sur une base de 52 semainau induent la periods des vacances et comprenant un minimum due 30 heures de travail par somaine.

      5.3 Ausun emploi du Raquerant existant avant is 1st mai 2000 et qui serait aboll par te Requerant ne pourre etre considere par la Societe comme pouvant constiluer un emploi pour les fins du Central.

      5.4 Tout emploi pour laquel la Requerant demande le versement ou la Contribution financiers et qui set transfere d'une societe lien au Requerant situan hors du Canada pourre aire considere par la Societe comma un Emploi admissible a la Contribution financiere conditionnetlement a ce que la lodit Emploi etait occupe su depart par un non resident canadian, la Requerant anesre par ocrit que ce Vernier vol devenue a la data a laquelle commence a exercer aos ranotions dans l'entreprise du Requerant un resident canadian en vertu des lois fiscolos canadiennes applicables.

      5.5 Si, avant que la Societe varae la Contribution financiere au Requerant conformanent au sous paragraphs 5.1 pour un Emploi vise au paragraphs 5.4, cet Emploi n'est plus occupe per un resident canadian a quolque eponges que ce coli pendant une periode d'au moins 2 mole consapuffs, le Requerant s'engage a aviser sans delai par ecrit la Soublle et colle-ci reduirn le montant do la Contribution financiere qu'elle acit vernair du Requerant pur les Emplois pour lesquiste ella a recu une demande de versament de la Contribution financiere du montant, specifique a cet Emploi dasailous.

      5.6 L'asiablemant a tout vorsement de la Contribution financiere, in Ranqerant devra soumoitre a la Societe une rectanmation d'crite accompagne da toutes las placas justificatives raisonnablement resqulese par la Societe demontrant a satisfaction que le Requerant a respecte toutes les conditions pour avoir droit de resevoir au versament.

6.    Autres conditions s'appliquant a la Contribution financiere

      6.1 Aux linc du present article 6 (masse satarial) signife in somma des salares bruts versos a l'exception des benefices margineaux consentis, a l'ensemble des Emploi pour lasqueis la Requirement a recu la Contribution financiera.

      6.2 Les 104 Emplois que le Requerant s'engage a crier au plus tand le 30 avril 2002 et pur lesqueis il aura rocu la Contribution financiers devrant comporter une Masses salariale versae d'au moins a 184,944 $ pour la periode debutant le 1st mai 2000 et se terminant le 30 avril 2003.

      6.3 La Requerant accepte de maintainir au Quebec, si ce pour una peridoe minimals de 5 ano a compter de sa creation, chasun des Emplois pour lequel le Requeerant a recu la Contribution finaciere aux terms due Contrat.

      6.4 Advenant, qu'un Emploi pour lequel le Requerant a recu la Contribution financiere solt, au cours de caura periotic de 5 ano, abeil (emporalement pour une periode d'au moins 3 mois ou de fecon permanente, la Societe so reserve le droit d'exiger du Requerant le reimbursement immediat de la Contribution financiere verses a l'egard de chaque Emploi elimine.


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      6.5   Le Hequerant devra ramattra a la Societe, dans les 120 jours de le fin de tout exercice financier pendant lo dures du Contrat, un certificat de ses verificateure externes attestant le nombre d'Emplois cries par le Requerant du cours du dernier exercise financier, le nombre d'Emplois crees at maintanue sur une base cumulative dopuis la data du debut du Projet et la Masse anioriole totale vercee au cours du dernier exercise financier ecoule pour los Emplois pour leaguels il a recu la Contribution financier de la Societe.

7.    Rembursement

      La Roquerant remboursera la Contribution financiere en a versement senestriels, agaux et conseoutife de 57,500 $ chacuh, le premier versement seniestriel etant 40 et exigible le 6th mois suivant l'echeance d'uns periode do 3 ano suivant la date du premier debursement de la Contribution financiere.

8.    Autre contribution governmentale

      8.1 La Requerant deceive qu'll n'a demande ni recu du government du Quebec, de un de ses ministeres ou organismos avant autre contribution de queique neturo que ce soit pour les fine du Projet autre que la Contribution financiere.

      8.2 D'er qu'll connalt le montant du toute contribution a recevoir vises au paragraphs 8.1, le Requerant s'engage a on aviser sans devial par acrit, s'il ne l'a pas deja feit la Societe qui paurra siora redulre le montant de la Contribution financiere due montant de la contribution additonnolio a recevoir par la Requerant.

      8.3 Si, posterieurement au versament de la totalite de la Contribution financiere, to Requerant devault recevoir la saldo non verse d'une contribution financiere visae aux paragraphs 8.1 ou 8.2, ou une sutre contribution financiere de queique nature que an soit du governmental du Quebec, de l'un de ses ministeres ou de l'un do sos organismas pour las fins due Projet, il devra an aviser sans delai por acrit la Societe; cells-ei aura alors le droit d'exiger du Requerant la remboursement d'una paria do la Contribution financiere egale au montant de la contribution financiere addionnais reque a concurrence du montant recu de la Contribution financiere.

9.    Obligations du Requerant

      9.1 Pendant toute la duran du Contrat, la Requerant s'engage enviere la Societe a respecter chacun des engagements suivants :

            9.1.1 presenter, avec promptitude at a aux ???, tout rapport relatif a la progression do mama qu'aux resuitats du Projet arisi qu'aux attenes du requirant tei que raisonnablemen raquis par la Societe;

            9.1.2 donna e tout represontant autprise de la Societe sur preavis raisonnable et pendant les notires nomates d'affaires, un access raisonable a ses louaux, aes livres comptables et autres documents relatifs au Projet, pour inspector et evaluer es progression et les resultates du Projet;

            9.1.3 remettre a la Societe, au plus tord 120 jours apres is fin de enaque annes financiere tant que le Contrat aera on viguer, une copis de mas elals financiers ??? verites. Il devra egaloment presenter, dans les mailleurs detale, des etale financiers semestrials intenmoros non verifide. La Societe a engage a no pas devoler las ranseignements contenus dons loadits etalu financiers annuals et comosurois asuf dans le cas de l'administration courante du Central au dans la masuro au il peut y atre tenu par la loi au par una ordannance de tout tribunal compatent;

            9.1.4 prendre toutes les mesures requisses pour maintuals en regle son existence et an capacite juridiques et a aviser la Societe de tout defaut d'y paivenir;

            9.1.5 prendro toutes les mesures requises affin de resallizer en totalite la Projet dans l'echeancier prevu au paragraphs 2.2;

            9.1.6 reveler sans detal a la Societe tout fait ou avenomont de nature au compromaitre, avant l'expiration du Contrat, la realisation complete du Projet;


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              9.1.7  ne pas modifior, sans is consentement prealbia ecrit de la
                     Societe l'equal ne poutra atra refuca sans motif valable, le Projet quqnt a sa proprietas, son cout, son financement, son ampleur, sa data de realissation, son emplacement ou l'un quelanque de san autres elements constutition;

              9.1.8 ne pas poser aes gestes ou prandre des decision qui compremeissaint is realignion totals ou partielle du Projet ou la capacitie due Requerant de la realignor;

              9.1.9 ne pas vendre ou autrement alignor los blanc necessaries a la reallisation et a l'exploitation du Projet, sans la consentment prealable ecrit de la Societe laquioi ne pourra etra refse sans motif vaiable;

              9.1.10 ne pas cesser d'utiliser les biens du Projet ou ne pas interompre les activities relieaux au Project sans le consentement preulable ecrit de la Societe lequel no pourra etra refuse sans motif valable;

              9.1.11 ne pas demenager los equipements relia au Projet a
                     l'axteriour du Quebec sans obtonir au preaiable le consentment scrit de la Societe lequel no pelirra etra refuses sans motif valable;

              9.1.12 recapostor toutes les lalu et tous les reglemants qui lui sant applicables et informer sans delui la Societe de tout defaut d na port de nature a effecier la realisation du Projet ou ses engagements stipulos aux presentes.

       9.2 Cheque tois que la convenienement premiable ecrit de la Societa aura requls, to Requerant accepte que l'ectrol de ce consentement soit conditionnel a toute condition raisonnable que la Societe pourait acquerir du Raquerant afin de proleger ses starits aux tormes des presentes et d'aesuror in realisation complete du Projet.

10.    Cas de force majeure

       10.1 Si la Requerant no peut, avant l'expiration du Contrat, respectus l'une au l'autre de ses obligaions provues aux presentes en raison d'un cas de force majeure, il duit on avisar par acrit la Societe sans delai des qu'll a connassance da ce cas de force majeure (l'Avis do force majeure). La Societe aura 10 jours pour aviser la Requerant qu'elle acceptu l'Avis de force majeure (l'Avis d'acceptations); a defaut de la societe de ramaitre au Requerant l'Avis d'acceptation sans lodit detail, elle aura presumes avoir refuse l'Avis de force majeure.

       10.2 Le Raquerant aevrs, dans l'Avis de force majeure, informer is Societe de la nature due one de force majuere qe'elle invogue, de la dunde presumes dudit mas de force majeure elinsi que des measures qu'elle entend prendre pour redulra au minimum les consequences dudit cas de force majeure sur ses obligations envers is Societe aux terms des presentes.

       10.3 Le Raquerant aera, a compter de la reception de l'Avis d'acceptation de l'Avis de force majeure ou a compter de l'expiration du deini do 10 jours prevu au paragraphs pracedent, libere de ses obligations envers la Societe peur la periode pendant liquails il est dans l'incapacite de respectar sec obligations.

       10.4 Si lo Societe suize le Requerant qu'elle n'est pas d'accord avec l'Avis de force majeure, los parties devrant se rencontrer sans deiai et dovant negocler de bonne ful afin d'en arriver a une enteres acceptable quant aux obligations du Requerant envers in Societe aux terms des presentes.

       10.5 Lo Requerant devre prandre lout les moyenx raissanables pour limitar au maximum la dures de ce aux de force majeure at faira rapport mensuellement par acrit a la Societe des measures prises a cet egard et qos resultat obtanus.

       10.6 Si la peride pendent laquelle la Requerant est dans l'incapacite de respectar sus obligations envers la Societe dans plus de 3 mois a compter de la reception par le Requerant du l'Avis d'acceptation, la Societe porre, a sa discretion, resoudre le Contrat et la Requerement devra alors rembouraer a la Societe toutos les sammas reques quant a la Contribution financiere dans un delai de 10 jours d la reception d'un demande ecrite a e coi effet.

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11.    Defaut du Requerant

       11.1 Perident toute la periode durant laquelle les dispositions du Contrat s'appliquent les ellusions suiventos, sand elie limitations, sont constitutives d'un ou plisieurs defauts la Requerant;

              11.1.1 la Requerant fet fatilite ou devient insoluable, est mis sous sequerre ou invesque toute loi en viguour relative aux deiteure fallis ou insolvables;

              11.1.2 une ordanneau est rendue ou uno resolution est adopte visant la liquidation du Requerant, ou le Requerant set dissout;

              11.1.3 la Requerant a cease do fairo affaires au Quebec, a interrompu sas activities au Quebec pour uno periode de plus de 6 mols, a transfere aux operations realias au Projet a l'exterieur du Quebec ou a vendu, cede ou dispose des cetpic reilic au Projet;

              11.1.4 des consignments faux au interpeure fornals par la
                     Requerant ont ete determinants dans la decision de la Societe d'accorder es Contribution financiere;

              11.1.5 Il y a su un ou des changements importants non authorise dans la nature memo du Projet avant la data de reception par le Requerant d'une authorissation ecrite a cet effet de la Societe;

              11.1.6 le Requerant n'a pas execute le Projet dans sa totalite ou
                     n'a pas respecte les deisus stipules dans le Contract sauf, si selon la Societe, les circonstances d'une telle situation etant independencies de la volonte du Requerant;

              11.1.7 le Requerant a fai defaut de ramplir ase obligations aux terms de rune ou l'autre des dispositions du Contrat;

              11.1.8 il y a eu une aggravation importante des risques financiers ou economiques de l'entreprise du Raquerant do nature a maitre en peril la realisation at l'exploration du Projet pendant la periods durant laquelle les dispositions du Contrat's appliquent;

              11.1.9 le Requerant no respects plus des criteros d'admissible enances au Fonds pour l'accroissement de l'investissement priva at la raison de l'emploi (Decrit 572-2000 du 9 mai
                     2000) toi que modifie do tempo a autre.

       11.2 S'il y a defaut ou ai, ?? la Societe agissant raisonnablement. Il y auru vralserribleblement defaut du Requerant, la Societe paut exercer, seprement au cumulativement, les recoure suivants;

              11.2.1 suspendre le versement de la Contribution financiere pour une durde indeterminee;

              11.2.2 axigor du Requerant in reimbursement immediar total ou partial de la Contribution financiere requo;

              11.2.3 annular la partie non debursede de la Contribution
                     financiere en entier ou parbellement;

              11.2.4 charger le taux d'interet annuel fixe en viguerur a la
                     Societe sur tout retand dans le reimboursement de la Contribution financiere roque a portir du moment ou calle-ci deviant una creance exigible suite a un defant du Requerant.

11.3 Si, a la fin du Contrat etabil conformement a l'article 13, la Masse ??? totale versse par le Requerant pour les Emplois crees durant la durens du Contrat est moindre que la Masse salariale minimale prevue a la data du debut du contrat, la Societe pourre exiger du Requerant qu'll reimburse une partie du le Contribution financiere recue au prorate de la ???? material effectiverrment verses par rapport a la Maisse ??? minimale practies.


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12.    Commission d'engagement

       12.1 La present offre est sujette au patement a la Societe par le Requerant, lors de la signature du Contrat par la Raquerant, d'honoraires de geation (es Commission e'engagement) de 0.5% du montent de la Contribution financiere, soft 3,500 $, sur lesquels s'appliquent is taxa federale sur les produit et services et la taxe de venue du Quebec, ci-apres respectivement designees TPS at TVQ.

       12.2 La Commission d'engagement au montent de 3,500 $ qui devre etro versede a la Societe n'est reimboursable en sucune circonstance, ni en totalite ni en partie.

       12.3 Le Seul encaissement de la Commission d'engagement no cree aucon droit en faveur du Requerant et n'oblige susunament is Societe a debourser quelque partie due ce soit de la Contribution financiere, cas droits et cos obligations no pouvant etro generes quo dona la meaure ou les conditions et termas maintenance au Contrat sont rencontras.

       12.4 A litre d'information, la Societe detient is numero d'enregistrement; TP5; 128621561 RT aupres du government federal et le numero d'enregistrement TVQ; 1013367857 TQ 001 supres du government du Quebec.

13.    Durde du contrat

       La dete d'entrec on viguor du Contrat an au qui concerne los obligations de la Societe est doile a laquette la Societe regois un examplaire doment sign du Contrat; le Contrat expirea loraqua in Requerant se aura conforma au paragraph 6.3 du Contrat.

14.    Dispositions generales

       14.1 En acceptant les termes et conditions du Contrat, le Requerant declare `avoir pris succ engagement contractual majeur a l'egard du Projet, preslablement a sa demande de la Contribution financiere, suuf ce qu'il a declare a la Societe.

       14.2 Un original du Contrat dument signs par la Requerant, incluant les annexes paraphrases qui en foni partie integrante, devra etra retourne a la Societe dans les 30 jours de un dela d'emission, a l'address ol-apres mentionee a defaut de quoi, elle deviandra nulls at permies.

       14.3 Auquin membre de l'Assembre nationale du Quebec et de la Chambre des Communes du Canada n'est admis a participer au Contrat, ni a en tirer des avantages.

       14.4 Le Contrat est incessible sauf du consentement ecrit preniable de la Societe.

       14.5 Le Projet coumis doit etre confornne a toutes las exigencies decoutant des tois et regiamants provinciaux at federaux qui lui sent applicables, notamment caux relatiffs a l'environement.

       14.6 le Requerant s'engage a tenir les parties, leurs agents et leurs proposes indemnas at a couvert de touts reciumution d'une thoro perils en raison au a la mulle du la miss en ceuvre du Projet.

       14.7 Le Requerant reconcil de plus que la Contribution financiere le constitute pax uno association en vue de former une societie ou una coentreprise, ni ne cree de relation de mandataire entra la Societe et la Requerant.

       14.8 Au cours du Contrat, si une modification queiconque s'averait necessaire, le Requerant soumetra par ecrit a la Societe una requete en ce sans. Calle-ci informera per ocrit le Requerant de as decision.

       14.9 Le Requerant s'engage a ??? sans deial la Societe de tout changement ou evenament suceptibles d'affecter de facon significative les couts, l'echeancier ou la nature du Projet.

       14.10 Le Requerant a la capacito juridique et les pouvois requls pour exercer son enterprise at eigner le Contrat.


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       14.11  Le Contrat est regi et interpreable seion les lois applicables dans la province de Quebec et plus particulenement seion les dispositions du Fondi et les parties convienent que la Cour superieure de la province de Quebec et les tribunaux d'appel sont seuls competent pour entendre tout litge decouland du Contrat.

       14.12 Toules les sommes exprimees en dollars au Contrat le sont daris la devise ayant cours legal au Canada.

       14.13 Aux fins des presentes, l'expression Jour ouvrables signific toute joumes penant laquelle les bureaux de la Societe sont ouverts pour affaires a Montreal aet a Quebec.

15.    Langue du Contrat

       15.1 Le Contrat signe par les parties a este redige en francais seuiement memo at una version angininas non signce par les parties a pu lui auo yournio. Lo Requerant declare expression ce qui suit:

              15.1.1 le Contrat redige en trancoin sera la coule souran de droit at obligatione entre les parties;

              15.1.2 il a prie connaissance de checuno don dippoisition du
                     Contrat redige en francais, il en comprend la parties et toutes les consequences juridiques ou receipts d'etro plainement lia par chapune du oui dispositions;

              15.1.3 la version anglaise du Contract n'auro ??? affet juridique du quelque nature qu ce gait entre les parties, memo en au qui concern l'interpretation au l'application du Contrat redige en francais.

       15.2 The Contract signed by the parties has been drawn up in French only even if an English version could have been furnished to the Applicant. Consequently, the Applicant expressly declares that :

              15.2.1 The Contract drawn up in French shall be the sole source of rights and obligations between the parties;

              15.2.2 The Applicant has taken cognizance of each disposition of the Contract drawn up in French. It understands all the legal consequences of such dispositions and accepts to be fully binded by such dispositions;

              15.2.3 the English version of the Contract shall have no effect of whatever nature between the parties, even regarding the interpretation and the application of the Contract drawn up in French.

16.    Annonces et ceramonies

       16.1 Le Requerant consent par les presentes, a moins d'Avis contraire, a faire une announce publique par voie de communique de presse precident le nom, l'adresse at la gorro d'enterprise, le cout estime du Projet, le montaine et la forme de la Contribution financiere, ainsi qu'uelle brave description du Projet.

       16.2 Le Requerant informera sans delai la Societe par ecrit de la date a laquidio l'annonce publique ara faite et la Requerant davra garder la Contrat confidential jusqu'a cette date.

       16.3 Advanent que le Raquerant na fasse pas d'announce officiale conceernment is Projet dans les 30 jours sulvant la signature du Contract, la Societe pourre elle-mame, apres avis erit d'au moins a jours conne au Requerant, procedure a une telle announce official du Projet par voie d'un communique de phrase comprenant les elements mentionnes au paragraphs 16.1.

       16.4 Le Requerant s'engage du plus a aviser la Societe par ecrit, au ??? 14 jours a lavance, de toute ceremonie officials organiser a l'egard du Projet.

       16.5 La Requerant consent, par les presentes, a la participation des representants du government du Quebec et de la Societe a touts ceremonie officulle qu'elle organisation a l'egard du Projet.


Intiales:  Invesstiment-Quebec  ______________Requirant ______________

D101125 - Anapharm Inc.                                              Page 9 de 9
--------------------------------------------------------------------------------

ET LES PARTIES AUX PRESENTES ONT SIGNE A LA DATE ET A L'ENDROIT MENTIONNES EN REGARD DE LEUR SIGNATURE RESPECTIVE.


Signs a Montreal, is 31 October 2000
                     ------------------------


INVESTISSEMENT-QUEBEC

Per:  /s/ Guy Lebians
     ----------------------------------------
          Guy Lebians
          Director - Incitiatife financiere


Signed a                , is 13 November 2000
        ---------------   -------------------


ANAPHARM INC.


Per:      [ILLEGIBLE]
     ----------------------------------------
          Signature
          Title  President


Intiales:  Invesstiment-Quebec  ______________Requirant ______________

                                  ANAPARM INC.
                                (la (Compagnie))


Extrait d'un proces-verbal d'une reunion du conseil d'administration en dare du 17 novembre 2000.

1.   PRET D'INVESTISSMENT-QUEBEC

     IL EST RESOLU a l'unanimite que la compagnie :

1) accepte l'offre de la contribution financiere qu'Investissement-Quebec lui a presence en date du 31 October 2000, sous forme d'une contribution financiere au montant de 700,000 $, selon les termes et conditions stipules a ladite offer at

2) autorise monsieur Marc Lebel, son president, et celui-ci est par les presentes autorise a accepter au nom de la compagnie ladite offre de la contriburdon financiere solon les termes et conditions qui y sont stipules et a signer tout document necessaire ou utile pour donner effet a la presente resolution.

     COPIE CERTIFEE

     Le 17 novembre 2000


     /s/ Jean Marier
     -------------------------------
     Jean Marier, Secretaire

                                  SCHEDULE 4.25

                           GOVERNMENTAL AUTHORIZATIONS


-    Certificate of Authorization n(Degree) 7610-03-01-01514-01 030003917

          - granted by the Ministere de l'Environnement et de la Faune to Safety Kleen Canada, Inc.;

          - to decontaminate tankers and barrels and to store residues stemming from decontamination works;

          -    issued October 15, 1999.

-    Exploitation Permit n(0)7610-03-01-00784-12 030002061

          - granted by the Ministere de l'Environnement et de la Faune to Safety Kleen Canada, Inc.;

          - to store any hazardous material after having taken possession thereof for that purpose;

          -    in force from October 29, 1998 to August 24, 2003.

-    Certificate of Authorization n(0)7610-03-01-00784-12 030002575

          - granted by the Ministere de l'Environnement et de la Faune to Safety Kleen Canada, Inc.;

          -    to store contaminated soils and waters;

          -    issued October 29, 1998.

-    Exploitation Permit n(0)7610-06-01-0178311 1161130

          - granted by the Ministere de l'Environnement to Safety Kleen Canada, Inc.;

          - to transport hazardous materials other than explosive and radioactive substances;

          -    in force from January 29, 1999 to January 1, 2004.

-    Nuclear substances and radiation devices licence n(0)12359-1-03.0

          -    granted by the Atomic Energy Control Board to Anapharm inc.;

          - to possess, to sale, to import, to use and to store nuclear substances and specific authorized equipment;

          -    in force from May 1, 2001 to April 30, 2002.

-    Nuclear substances and radiation devices licence n(0)12359-2-02.0

          -    granted by the Atomic Energy Control Board in Anapharm inc.;

          - to possess, to transfer, to import, to export, to use and to store nuclear substances and specific authorized equipment;

          -    in force from January 17, 2001 to September 30, 2002.

-    Licence n(0) 2002-6455

          -    granted by Health Canada to Anapharm inc.;

          - for possession, sale, sending, transportation and delivery of controlled drugs and substances;

          -    in force until December 31, 2002.

-    Nuclear substances and radiation devices licence n(0)12359-1-03.0

          -    granted by the Atomic Energy Control Board to Anapharm inc.;

          - to possess, to transfer, to import, to use and to store nuclear substances and specific authorized equipment;

          -    in force from May 1, 2001 to April 30, 2003.

-    Certificate of Authorization n(0)7610-12-01-03068-04 120004224

          - granted by the Ministere de l'Environnement et de la Faune to Pyroval inc.;

          -    to store biomedical waste;

          -    issued May 1, 1995.

-    Licence AECB-WFOL-335-6

          -    granted by the Atomic Energy Control Board to Monserco Ltd;

          -    to operate a radioactive waste management facility;

          -    in force from May 1, 2000 to April 30, 2002.

                                  SCHEDULE 4.28

                               EQUIPMENT CONTRACTS

                     [Summary of French Written Documents]


- The e-mail document refers to a list of renewed licences for the year 2002 and the cost of such renewal.

- The document identified in French as "CIT - Contrat Cadre et annexes de location # 300963 - # 810-0284510-001" is a master lease agreement (the "Master Agreement") entered into on May 28, 2001, between Services Financiers CIT ltee, the leaser, and Anapharm, Inc., the lessee. This Master Agreement gathered the general terms of the lease. However, several schedules are attached to said Master Agreement.

     The first schedule is titled "Convention de financement provisoire de location" (translated as "Provisory Financial Lease Agreement") for a amount of CAN $625,000.00 plus interest at base rate plus 3%.

     The following schedule titled "Annexe de location n(degree) 3000963" (translated as "Schedule to Lease n(degree) 3000963", states the lease term (36 months) and the amount of each installment (CAN $5,376.57), the first installment being payable on December 19, 2001.

     Schedule "A" contains the description of every movables subject to the lease, being mainly electronic and computer equipments.

     Schedule "B" titled "Reajustement des versements de location" (translated as "Readjustment of lease installments") modifies the interest rate identified in the first schedule of the Master Agreement.

     The last attached document to the Master Agreement, titled "Attestation d'acceptation de l' `equipement" is an acknowledgement of Anapharm whereby the latter agrees to accept the leased equipments and declares being satisfied with the product quality.

                                  SCHEDULE 4.28

                               EQUIPMENT CONTRACTS

See documents attached hereto.

                      -----------------------------------
ANAPHARM INC                    scedule 4.28
                      -----------------------------------

CAPITAL LEASE - LISTING
-----------------------

                               Trial balance
                              account number    Balance January 02
                              --------------    ------------------
Credit ball Bq Royale
---------------------
BR I                           73361    2650       $         --
BR II                          73452    2651                 --
BR III        divers           73837    2652          72,206.00
BR IV         API-365          73961    2653          51,020.00
BR V          API-3000         74117    2654         251,190.00
BR VI                          74251    2655         275,800.00
BR VII                         74252    2656         117,728.00
BR VIII                        74579    2657         203,394.00
BR IX                          75009    2658          27,974.00
BR X                           74589    2659         748,974.00
BR XI                          74963    2660         693,911.00
BR XII                         74947    2661         959,725.00
BR XIII                        75075    2662          46,501.00
BR XIV                         74958    2663         269,781.00
BR XV                          75201    2664         466,660.00
BR XVI        Equip inform.    75264    2665         365,024.00
BR XVII       LCMSMS           75202    2666       1,063,717.00

HP-V                          7225-6    2675          94,664.00
----

CIT I         Equip inform.             2677         170,091.00
-----
CIT II        Equip inform.             2678          69,486.00
------                                             --------------
                                                      5,947,846 $
                                                   --------------

Guylaine Perron, c.a. fevrier 2002

                                                                         9(a)(v)

                                  Anapharm Inc.
                   9(a)(v)Purchase and requirements agreements

    Type of expense                End of contract                         Total per
    ---------------                ---------------                         ---------
       & Supplier                        Date               Duration          year
       ----------                        ----               --------          ----
Recruiting

Communications Voir                    7/11/2002          1 year             42,249 $
Communications Voir                    4/25/2002          1 year             26,641 $
Genax Communications(CHOI-FM)         12/31/2002          1 year             80,000 $
Impact Campus                         11/30/2001          20 weeks            6,696 $
Journal de Montreal                    5/17/2002          1 year            153,750 $
Journal de Quebec                      1/1/2003           1 year             40,800 $

Publicity:

Applied Clinical Trials                4/30/2002          6 publications   14,100 USD

Meals:                           Under negociation

Laboratory:                      Under negociation

Committee of ethics

                                                                            ---------
                                                                            Per study
Integrated Research Inc.               Jan-02             1 year              2,000 $
                                                                              1,250 $
                                 (under negociation for
                                  feb-02 to janv-03)                          3,250 $
                                                                            ---------
IRB Consulting                         2/1/2003           1 year              1,500 $
                                                                              2,750 $
                                                                            ---------

Web Site:

Marootte Multimedia Inc.                 N/A                                 55,000 $
Click Net                                                                     1,740 $

                                  Copy of
                                  --------
                                  contract                         Comments
                                  --------                         --------
Recruiting

Communications Voir                  x       Montreal
Communications Voir                  x       Quebec
Genax Communications(CHOI-FM)        x
Impact Campus                        x
Journal de Montreal                          Min.:143,100$; max.: 164,400$
Journal de Quebec                    x

Publicity:

Applied Clinical Trials              x

Meals:

Laboratory.

Committee of ethics

Integrated Research Inc.             x       Regular review
                                             Regular review (second and subsequent studies,
                                             same drug/sponsor on same night)
                                             Late review (submission on Thursday by 12.00 pm)

IRB Consulting                       x       Phase 1
                                             Therapeutic trial

Web Site:

Marootte Multimedia Inc.             x       Web Site revision
Click Net                                    Web Site housing

                                     1 of 1

                                                                        9(a)(xi)

                                  Anapharm Inc.
                         9(a)(xi)Maintenance agreements

           Type of expense                    End of contract                Total per     Copy of
           ---------------                    ---------------                ---------     -------
              & Supplier                           Date          Duration       year       contract             Comments
              ----------                           ----          --------       ----       --------             --------
Equipment used for production(maintenance):
------------------------------------------

Brindamour                                        8-Jan-02      1 year            200 $               Cold room-20 number 1
                                                 14-Jun-02      1 year            200 $               Cold room-20 number 2

Applied Biosytems                                15-Mar-02      1 year         21,058 $               API 3000 S/N 487001
                                                 15-Mar-02      1 year         21,058 $               API 3000 S/N 493002

                                                 18-May-02      1 year         21,058 $               API 365 S/N 2129712(Maggie)
                                                 18-May-02      1 year         21,058 $               API 3000 SIN 1339709
                                                 18-May-02      1 year         21,058 $               API 3000 SIN 1389811
                                                 18-May-02      1 year         21,058 $               API 3000 S/N 39804

                                                 14-Jun-02      1 year         21,058 $               API 3000 SIN D5630004
                                                 14-Jun-02      1 year         21,058 $               API 3000 S/N D5530004
                                                 14-Jun-02      1 year         21,058 $               API 3000 SIN D5660004

                                                 26-Nov-02      6,5 months     11,514 $       x       API 3000 S/N 1339709
                                                 26-Nov-02      6,5 months     10,888 $       x       API 3000 S/N 1389811
                                                 26-Nov-02      14 months      24,209 $       x       API 3000 S/N 2519904
                                                 26-Nov-02      1 year         20,850 $       x       API 3000 S/N 3799909
                                                 26-Nov-02      1 year         20,850 $       x       API 3000 S/N 3829909
                                                 26-Nov-02      6,5 months     10,888 $       x       API 3000 S/N 39804
                                                 26-Nov-02      8,5 months     14,537 $       x       API 3000 S/N 487001
                                                 26-Nov-02      8,5 months     14,537 $       x       API 3000 S/N 493002
                                                 26-Nov-02      5,5 months      9,383 $       x       API 3000 S/N D5530004
                                                 26-Nov-02      5,5 months      9,383 $       x       API 3000 S/N D5630004
                                                 26-Nov-02      5,5 months      9,383 $       x       API 3000 S/N D5660004
                                                 26-Nov-02      6,5 months     11,514 $       x       API 365 S/N 2129712(Maggie)

Agilent Technologies                              4/8/2002      1 year         10,485 $               GCMS NCI #1
                                                 8/31/2002      1 year         10,293 $               GCMS NCI #2
Canberra Packard
18-May-02                                        2/28/2002      1 year          4,889 $               Gamma Cobra Meler
                                                   ????         1 year          8,352 $               Multiprobe (under negociation)

Various equipment maintenance:
------------------------------

                                     1 of 2

                                                                      9 (a) (xi)

                                  Anapharm Inc.
                        9 (a) (xi) Maintenance agreements

             Type of expense                   End of contract        Duration   Total per   Copy of
             ---------------                   ---------------        --------   ---------   -------
               & Supplier                            Date                           year     contract
               ----------                            ----                           ----     --------
Bell Canada & others - Telephone system:
26-Nov-02                                  Fees - Phone lines         1 year     61,200 $
26-Nov-02                                  Answering service          1 year      4,800 $
26-Nov-02                                  Link WAN: Qc-Mtl and LP    1 year     35,652 $
26-Nov-02                                  IP connect dedicated LP    1 year      6,144 $
26-Nov-02                                  Quebec local lines         1 year     18,276 $
26-Nov-02                                  Quebec Telecommunici       May-02     21,741 $       x

Claude Neon                                         Feb-05            5 years     2,232 $
                                                    ?????             5 years       348 $
                                                    Apr-06            5 years     3,576 $
                                                    May-06            5 years       780 $

Maintenance of facilities:
--------------------------

Bon-Air (Ventilation)                             3/31/2003           2 years     7,308 $

Tempco                                            3/31/2002           1 year     7 ,620 $

Prolectron                                           n/a                            261 $

Liebert                                             Feb-02            1 year      5,953 $

Ouebec Pare-Flammes                                 Jan-02            1 year         35 $

Vulcain                                             Mar-02            1 year        249 $

Empro                                                n/a                         14,673 $

Probelle                                            Dec-03            3 years    14,400 $

Universite Laval                                    Aug-02            1 year     13,080 $

             Type of expense
             ---------------
               & Supplier                                     Comments
               ----------                                     --------
Bell Canada & others - Telephone system:
26-Nov-02
26-Nov-02
26-Nov-02
26-Nov-02
26-Nov-02
26-Nov-02                                  Quebec and Montreal Telephone system

Claude Neon                                2 signs in Ste-Foy Graph # 99-0195A
                                           1 sign in Trois-Rivieres Graph # 96-148
                                           1 electronic sign in Montreal Graph # 00-1079J
                                           1 sign in Montreal Graph # 00-1079E

Maintenance of facilities:
--------------------------

Bon-Air (Ventilation)                      Clinical draining
                                           Clinical hood
                                           Waste room draining
                                           Aston
                                           Bousquel
                                           Analytical Lab ventilation shaft
                                           Dri-Steem
                                           other equipment rented by C. Roberge

Tempco                                     Ventilation - Montreal

Prolectron                                 Security service

Liebert                                    UPS

Ouebec Pare-Flammes                        7 extinguishers at 5$ each

Vulcain                                    2 Gas detectors

Empro                                      Cleaning (site: Quebec)

Probelle                                   Cleaning (site: Montreal)

Universite Laval                           40 parking places

                                     2 of 2

                                                                        9(a)(iv)

                                  Anapharm Inc.
                       Rental agreements and arrangements

                  Type of expense                 End of contract                          Total per   Copy of
                  ---------------                 ---------------                          ---------   -------
                    & Supplier                         Date               Duration           year      contract
                    ----------                         ----               --------           ----      --------
Rented equipment:
-----------------

3 GCMS: (monthly invoices)
-------

Hewlett Packard (HP-7)                                Dec-02              1 year           50,087 $       x
Hewlett Packard (HP-8)                                Apr-02              1 year           35,970 $
Hewlett Packard (HP-9)                                Sep-02              1 year           56,124 $

Entrepot frigorifique Orleans                    Under negociation   Under negociation     23,400 $       x
                                                                     (should be 3 years)

Various rented equipment:
-------------------------

Photocopiers: (quaterly invoices; include maintenance cost for a year)

Janisse - Toshiba T-3550                              Jun-03              66 months         3,725 $
Onset Capital - Toshiba T-6560                        Jul-04              66 months        12,416 $
Canon - Canon Image 600                               Jun-05              60 months        32,089 $
Citicorp Finance Vendeur Ltee - Toshiba T-3560        Aug-05              66 months         4,933 $
Citicorp Finance Vendeur Ltee - Toshiba T-3560        Dec-05              66 months         4,281 $
Toshiba T-2550                                                            Full paid           901 $
Onset Capital - Toshiba E-Studio 6500                 May-07              66 months         8,681 $

Fax:

Toshiba TF-651                                                                                350 $
Toshiba TF-861                                                                                350 $
Toshiba TF-621                                                                                350 $
Toshiba DP 120F                                                                               350 $
Toshiba DP-85F                                                                                350 $
R/H Tosh. DP 120F (01060302)                                                                  780 $

Scanner:

Services Financiers Image Inc.                        Dec-05              60 months         4,379 $
(scanner DR5020)

               Type of expense
               ---------------
                 & Supplier                               Comments
                 ----------                               --------
Rented equipment:
-----------------

3 GCMS: (monthly invoices)
-------

Hewlett Packard (HP-7)                           Contract # 7225-8
Hewlett Packard (HP-8)                           AC7027-R001
Hewlett Packard (HP-9)                           AC7027-R002

Entrepot frigorifique Orleans                    Refrigerating warehouse renting

Various rented equipment:
-------------------------

Photocopiers: (quaterly invoices, include maintenance cost for a year)

Janisse - Toshiba T-3550                         Pl734449 - 1st story
Onset Capital - Toshiba T-6560                   MF815710 - 5th story
Canon - Canon Image 600                          NLE 10382 - 3rd story
Citicorp Finance Vendeur Ltee - Toshiba T-3560   AD031573 - Montreal adm.
Citicorp Finance Vendeur Ltee - Toshiba T-3560   EG034005 Mtl recrutement
Toshiba T-2550                                   Bl116997 - 3rd story
Onset Capital - Toshiba E-Studio 6500            # GE 11 11 04

Fax:

Toshiba TF-651                                   Include with Photocopiers
Toshiba TF-861                                   Include wish Photocopiers
Toshiba TF-621                                   Include with Photocopiers
Toshiba DP 120F                                  Include with Photocopiers
Toshiba DP-85F                                   Include wish Photocopiers
R/H Tosh. DP 120F (01060302)

Scanner:

Services Financiers Image Inc.                   Contract #660234
(scanner DR5020)

                                     1 of 1

                              SOFTWARE AT ANAPHARM

Software Name & Version   Expiration   Copies Number   Users Number   Major Costs of Renewal

Acrobat Reader                               200           200
ACT                                           20            20
BackupExec                                    10            10                    5 000 $
CESR v3                    fevr-02           118           118                   10 000 $
ChemStation                                    8             8
Chrom-Perfect                                  8             8
ClinTrial Simulator 2.0                        1             1
CPS 2000                                      16            16                    2 704 $
Crystal Report 6                               4             4
Dave 2.1                                       4             4
Disk Keep 5                                    5             5
Documentum                                    75            75                      39000
Dynamics 6.0                dec-01             1            14                   16 908 $
Easy CD Creator 3.5                            2             2
Entra-Pass NT 1.0                              4             4
EP2                                           10            10                      37500
Kinetica 2000                                  1             1
Legato                                        30             1                       5000
Mac Ouan                                       6             3
Magic                      juil-02                                                7 369 $
Mail Sweeper                                   1             1
Microsoft Exchange 5.5                         1           170
Millesium 3.2                                  6             6                    3 000 $
MSP 98/2000                                   40            40
Norton Antivirus                             225           225
Office 97/2000                               225           225
OmniPage (Pro-9)                               2             1
Oracle                      avr-02           200                                 14 400 $
PDK                                       10,000           400        Refer to Dynamics 6.0
PGP                                            1           100
PIX                                            1             1                    3 000 $
Rees                                           1             1                    9 000 $
SAS 6.12                    oct-02             4             4                    9 123 $
Virtual Tower                                  1             1
Vislo Pro 2000                                 2             2
Visual Fortran                                 1             1
Watson 6.2                 mars-02           500           300                  116 250 $
Windows NT/2000                              225           225
Winn Mix 1.0                                   1             1
Winn Online 3.0 Prof.                          1             1

                                     1 of 1

Boucher Champagne, Johane
--------------------------------------------------------------------------------
From:    Dulong, Lucie

Sent:    12 fevrier, 2002 15:49

To:      Boucher Champagne, Johane

Cc:      Masson, Eric

Subject: Licences

Bonjour Johanne,

Voici la liste des licences dont nous avons renouvel ees cette annee:

SAS :                  $-2,198.13

WinNolin (Pharsight) : $ 7,591.55

Micromedex :           $  8675.35

Kinetica :             $   480.00

Total :                $ 18,945.03 Canadien

Pour de plus amples informations n'hesitez pas a me contacter.

Bonne fin de journee!

Lucie Dulong
Systems Coordinator
Scientific and Regulatory Affairs Division
(418) 527-3067 ext. 4205

                        [STAMP NUMBER 59 TO 66 IN FRENCH]

[LOGO] CIT

                                                                 LEASE AGREEMENT
                                                               SOFTWARE ADDENDUM
--------------------------------------------------------------------------------
207 Queen's Quay, Suite 700, Toronto, Ontario, Canada M5J 1A7

The Master Lease Agreement made as of the 28th day of May 2001 between CIT Financial Ltd. as Lessor and ANAPHARM INC., as Lessee (the "Agreement") is amended as follows:

If and to the extent that Equipment described in a Schedule includes or consists of computer software and related services (collectively "Software") the provisions of this Addendum shall apply notwithstanding anything else in the Agreement or any Schedule to the contrary:

(a) The Software is owned or provided by third party supplier(s) or licensor(s) thereof ("Supplier") and is licensed or provided under one or more license or service agreement(s) ("License Agreement(s)").

(b) When used in reference to Software, the words "lease", "rent" and similar or derivative words shall be deemed to mean a "sublicense" of those rights and remedies under the License Agreement(s), if any, which Lessor is authorized to sublicense to Lessee (the "License Rights"). Lessee hereby agrees to observe, perform and discharge all of the covenants and obligations contained in the License Agreement(s).

(c) Lessor does not assume any obligations under any License Agreement(s) and Lessee shall look solely to the Licensor for all support and maintenance of the Software and the performance of all other obligations of Licensor under the License Agreement. Lessor makes no representations or warranties and there are no conditions (oral, written, expressed, implied, statutory or otherwise) as to any matter whatsoever relating to the Software, the License Agreement(s) or the License Rights. Lessee shall unconditionally and without set-off, adjustment or abatement pay all rent and other amounts when due and payable under each Schedule notwithstanding any circumstance or event whatsoever, including without limitation, any failure, unacceptablility, unsuitability or unavailability of any Software, or the breach (including fundamental breach), unenforceability or termination of the License Rights or License Agreement(s).

(d) If a Default occurs, Lessee agrees that in addition to Lessor's other remedies, Lessor may: (i) terminate the License Rights and without claim of breach or interference with contract by Lessee, cause Licensor to terminate and/or withhold support, maintenance, and/or other services related to the Software and/or (ii) take possession of all original and backup copies of the Software, wherever located, without affecting the Lessor's rights to damages or other remedies under the Agreement, and without liability for any injury or loss suffered by Lessee by reason of such repossession. To the extent the Software is non-transferable or its transfer restricted, Lessee agrees that Lessor and/or Licensor shall have no duty to remarket such Software or otherwise mitigate any damages relating to such Software.

(e) Upon the return or repossession of any Equipment, Lessee's rights in and to the associated Software and License Rights shall terminate. Lessee irrevocably appoints Lessor as its agent and attorney to execute and deliver such documentation and agrees to assist Lessor to obtain such consents as may be required by Lessor to further assign such Software and License Rights as part of any remarketing of the Equipment by Lessor.

All references to the Agreement in any Schedule entered into on or after the date of this Addendum shall be deemed to refer to the Agreement as amended hereby. Except as amended hereby, the Agreement remains in full force and effect unamended. All terms defined in the Agreement shall have the same meaning when used herein. The present document has been written in the English language at the express request of the parties. Le present document a ete redige en langue anglaise a la demande expresse des parties.

DATED as of the 19th day of December, 2001.

CIT Financial Ltd.                         ANAPHARM INC. (Lessee)


By: /s/ ELSA QUEVEDO                       By: /s/ GUYALINE PERRON
   --------------------------------           ----------------------------------
     Authorized Signature                        Authorized Signature

Name/Title: ELSA QUEVEDO                   Name/Title: GUYALINE PERRON, CA
            PROGRAM MANAGER                            DIRECTRICE PRINCIPALE
                                                       FINANCES

                           [STAMP NUMBER 68 IN FRENCH]

                                                  ------------------------------
[LOGO] documentum                                 Contract Number:
                                                  ------------------------------

                       SOFTWARE END USER LICENSE AGREEMENT

This agreement is made as of December 17, 2001 by and between Documentum, Inc. ("Documentum"), a Delaware corporation having its principal place of business at 6801 Koll Center Parkway, Pleasanton, Ca 94566 and

Name:    ANAPHARM INC                       ("Licensee")
Address: 2050 Boulevard Rene-Levesque Quest
         Sainte-Foy, Quebec
         GIV 2K8

This agreement, the Schedules and any addenda attached hereto, and each of the supplemental Schedules signed by both parties constitute the entire agreement ("Agreement") between the parties concerning Licensee's use of the Software. No purchase order, other ordering document or any hand written or typewritten text which purports to modify or supplement the printed text of this Agreement or any Schedule shall add to or vary the terms of this Agreement unless signed or initiated by both parties. This Agreement replaces and supersedes any prior verbal understandings, written communications or representations.

LICENSEE                                  DOCUMENTUM INC.


By: /s/ JACQUES VANDRY DIRECTOR IT        By: /s/ Sayed Darwish
    -----------------------------             ----------------------------------
         Authorized signature                        Authorized Signature

                                                         Sayed Darwish
                                                 Vice President General Counsel
     JACQUES VANDRY DIRECTOR IT                          & Secretary
       Print Name/Title                               Print Name/Title

Date: 2001-12-17                          Date: 12/21/01

                              TERMS AND CONDITIONS

1.   Definitions

"Additional User" shall mean Licensee's customer, vendor, agent, subcontractor or consultant.

"Confidential Information" shall mean the Software, Documentation, Developments and all information which is marked as confidential or proprietary or which is disclosed verbally and identified as confidential or proprietary at the time of disclosure.

"Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and operating policies of an entity through the ownership of voting securities (at least fifty-one percent (51%) of its voting or equity securities or the maximum allowed by law), contract, voting trust, or otherwise.

"Developments" shall mean any ideas, know-how or techniques (including any derivative works and modifications made to the Software or Documentation) which are developed by Documentum in the course of providing Services to Licensee.

"Documentum Licensors" shall mean third parties from whom Documentum has licensed software.

"Documentation" shall mean the user manuals relating to the use of the Software delivered by Documentum to Licensee in electronic form.

"Licensee" shall include the Licensee whose name is set forth in the first sentence of the Agreement and any affiliated entity which Controls, is Controlled by, or is under common Control with Licensee, provided all such entities ordering or using Software licensed under this Agreement have agreed to be bound by the terms and conditions of this Agreement.

"Licensee Third Party Contract" shall mean a validity executed contract between Licensee and an Additional User.

"Restricted Release" shall mean any version of the Software marked alpha, beta or which is otherwise designated as a restricted release.

"Schedule" shall mean any schedule attached hereto or which specifically references this Agreement and which is executed by both parties.

"Sent" shall mean a user designated by Licensee who is authorized to use the applicable Software licensed hereunder.

"Services" shall mean consulting services purchased by Licensee under this Agreement.

"Software" shall mean a machine executable copy of the object code of the software products and applications licensed by Documentum to Licensee under this Agreement, including all corrections or updates thereto.

"Transfer Platform" shall mean an operating environment supported by Documentum which is different than the operating environment for which Software was originally licensed.

2.   License

2.1 Subject to the terms and conditions of this Agreement, Documentum grants Licensee a perpetual, fully paid, non-exclusive, and nontransferable license to use, solely at Licensee after for Licensee's internal purposes, the licensed number of Seats, users, servers or CPUs of Software. The Software may only be used in accordance with the Documentation. Notwithstanding any terms and conditions to the contrary including, but not limited to, Section 8 (Warranty), use of Adobe software provided hereunder is subject to the terms and conditions of the Adobe End User License Agreement provided in electronic form with the Adobe software.

2.2. Depending on the Software specified in a Schedule or purchase order, the license granted hereunder is limited to the maximum number of Seats, users, servers or CPUs specified in such Schedule or purchase order.

2.3. Documentum reserve the right to audit, at its expense, Licensee's deployment and use of the Software for compliance with the terms of this Section 2 at any mutually agreeable time during Licensee's normal business hours. If Licensee's use of the Software is found to be greater than contracted for, Licensee will be invoiced for the additional Seats, users, servers or CPUs and the unpaid license fees shall be payable in accordance with this Agreement. If the resulting adjustments to the License and support fees owing by license are greater than five percent (5%) of the License and support fees paid by licensee under this Agreement, Licensee will pay the expenses associated with such audit in addition to the additional license and support fees.

2.4. Licensee shall implement reasonable controls to insure that it does not exceed the maximum number of Seats, users, servers or CPUs licensed, licensee may make a reasonable number of copies of the Software solely for archival or emergency back-up purposes. Documentum reserves the right to include means within the Software to limit Licensee's use of the Software to the Licensed number of Seats, users, servers or CPUs.

2.5. Licensee shall be permitted to develop and use, solely for internal purposes APIs, macros and user interface. For purposes of this Agreement, such development shall be deemed an authorized modification of the Software.

2.6. Documentum shall provide Licensee with one (1) machine executable copy of the Software and Documentation. Licensee may make copies of the Software subject to the maximum number of Seats, users, servers or CPUs licensed. Licensee may make copies of the Documentation solely for Licensee's internal use.

2.7. If use of a Transfer Platform by Licensee requires that Documentum provide Licensee with a new machine executable copy of the Software. Licensee must be subscribing to support services and be current in the payment of its support service fees for such software.

2.8. Licensee may commence an arrangement pursuant to a Licensee Third Party Contract under which an Additional User is permitted to use the Software and, for the sole purpose of permitting such use, Licensee may install Software at an Additional User's site, either by allocation of Licensee's currently licensed Software or by Licensee's purchase of additional Software licenses, provided (i) prior to any such use or installation an Additional User shall have agreed in writing to be bound by the terms and conditions of this Agreement regarding confidentially and use of the Software, and (ii) an Additional User is not charged a fee for such access, provided however that use of the Software may be a component of chargeable services rendered by Licensee, and (iii) an Additional User is not granted rights to use Software except as expressly set forth in this
Section 2.8, and (iv) an Additional User's use of the Software is related solely to Licensees internal purposes, and (v) upon conclusion of a Licensee Third Party's Contract, any Software in possession of an Additional User (including partial copies within modified versions) are returned to Licensee. Licensee agrees to indemnify Documentum and hold Documentum and its directors, employees and agents harmless from all costs, losses, liability and expenses (including court costs, attorney fees, and disbursements) incurred as result of any claims or demands brought against Documentum or its directors, employees, or agents arising from or in connection with any Additional User's failure to abide by the terms and conditions of the Agreement.

3.   License Exclusions

Except as expressly authorized herein, Licensee shall not cause permit any:
     (i) copying or modification of the Software or Documentation:
     (ii) reverse engineering, decompilation, translation, disassembly, or discovery of the source code of all or any portion of the Software:
     (iii) distribution, disclosure, marketing, rental, leasing or transfer to any third party of the Software or the Documentation, or use of the Software for any dial-up, remote access, interactive or other on-line service:
     (iv) disclosure of the results of Software performance bench marks to any third party without Documentum's prior written consent:
     (v) transfer of the Software except in accordance with Section 4.1 below;
or
     (vi) export of the Software in violation of U.N. embargoos or U.S. laws and regulations, including the Export Administration Act of 1979, as amended, and successor and legislation, and the Export Administration Regulations issued by the Department of Commerce

4.   Fees and Payments Terms

4.1. Licensee shall pay (or cause a mutually agreed upon third party to pay) Documentum the fees specified in each applicable Schedule or purchase order and all associated shipping costs. If Licensee tranfers Software to Asia Pacific, Lincensee shall pay the difference between the then-current US price list and the Asia Pacific price list to Documentum within thirty (30) days from the date of transfer.

4.2. All fees shall be due and payable within thirty (30) days of the date of invoice. Licensee is responsible for all taxes concerning the Software and/or services, excluding taxes based on Documentum income. Overdue payments shall bear interest at the lesser of twelve 12 percent (12%) per annum or the maximum rate allowed under applicable law.

5.   Title, Protection and Equitable Relief

5.1. Documentum (or its licensors) retains all rights, title and interest in the Software and Documentation and any copies thereof, provided, however that title to the Software media, responsibility of shipment and risk of loss shall remain with Documentum until delivery of the media to Licensee at the address specified by the Licensee. Except as otherwise expressly granted in this Agreement, no license, right or interest in any Documentum trademark, copyright, trade name or service mark is granted hereunder.

5.2. Licensee shall affix, to each full or partial copy of the Software or Documentation made by the Licensee, all copyright and proprietary information notices as were affixed to the original.

5.3. Each party acknowledges that any breach of its obligations with respect to the proprietary rights of the other party or such party's licensors may cause such other party irrepurable injury for which there may be inadequate remedies at law and that such other party and its licensors will be entitled to equitable relief, in addition to all other remedies available to it.

6.   Patent and Copyright Indemnity

6.1. Documentum will defend indemnify Licensor for all costs (including reasonable attorneys fees) arising from a claim that Software furnished and used within the scope of this Agreement infringes a copyright or patent provided that
(i) Licensee notifies Documentum in writing within thirty (30) days of the claim, and (ii) Documentum has sole control of the defense and all related settlement negotiations, and (iii) Licensee provides Documentum with the assistance, information, and authority necessary to perform the above; reasonable expenses incurred by Licensee in providing such assistance will be reimbursed by Documentum.

6.2. Documentum shall have no liability for any claim of infringement based on
(i) use of a superseded or modified release of the Software, except for such alteration(s) or modification(s) which have been made by Documentum or under Documentum's direction, if such infringement would have been avoided by the use of a current unaltered release of the Software that Documentum provides to Licensee at no additional charge, or (ii) the combination, operation, or use of any Software furnished under this Agreement with programs or data not furnished by Documentum if such infringement would have been avoided by the use of the Software without such programs or data.

6.3. In the event the Software is held or believed by Documentum to infringe, or Licensee's use of the Software is enjoined, Documentum shall have the option, at its expense, to (i) modify the Software to be noninfringing, or (ii) obtain for Licensee a license to continue using the Software, or (iii) substitute the Software with other software reasonably suitable to Licensee, or (iv) if none of the foregoing remedies are commercially feasible, terminate the license for the infringing Software and refund the license fees paid for that Software, prorated over a five-year term from the effective date of the applicable Schedule or purchase order. This Section 6 states Documentum's entire liability for infringement.

7.   Default and Termination

7.1. An event of default shall be deemed to have occurred if either party fails to perform any material obligation under this Agreement and such failure remains uncured for more than thirty (30) days after receipt of written notice thereof.

7.2. If an event of default occurs, the nondefaulting party, in addition to any other rights available to it under law or equity, may terminate this Agreement and all licenses granted hereunder by written notice to the defaulting party. Remedies shall be cumulative and there shall be no obligation to exercise a particular remedy.

7.3. Within thirty (30) days after termination of this Agreement, Licensee shall certify in writing to Documentum that all copies of the Software and Documentation in any form, including partial copies within modified versions. have been destroyed or returned to Documentum.

7.4. The parties' rights and obligations under Sections 5, 6, 9, 10, 16 and 17 shall survive termination of this Agreement.

8.   Warranty

8.1. Documentum warrants that it has title to and/or the authority to grant licenses of the Software.

8.2. Documentum warrants for a period of ninety (90) days from Licensee's receipt of the Software that the Software, unless modified by Licensee, will perform, in all material aspects, the functions described in the Documentation when operated on the specified platform.

8.3. Documentum warrants that from the date of Licensee's receipt of the Software until ninety (90) days after January 1, 2001, that the Software will, when properly installed. (i) record, store, process, and present calendar dates falling on or after January 1, 2000, in the same manner, and with the same functionality, as the Software records, stores, processes, and presents calendar dates on or before December 3l, 1999, and (ii) lose no functionality with respect to the introduction of records containing dates falling on or after January 1, 2000. This warranty shall not apply to third party products with which the Software interacts, other than third party products which are licensed by Licensee under this Agreement.

8.4. The warranties in Sections 8.2 and 8.3 shall not apply to Restricted Release(s), or to Software which has been modified by Licensee or any party other than Documentum, or to Software which has been improperly installed or used in a manner other than as authorized under this Agreement to the extent such modification(s) or improper installation cause the breach of warranty, Documentum does not warrant that the Software will meet Licensee's requirements, or that the Software will operate in the combinations which Licensee may select for use, or that the operation of the Software will be uninterrupted or error-free, or that all Software errors will be corrected. Any claim submitted under this Section 8 must be submitted in writing to Documentum within the specified warranty period. Documentum's sole and exclusive obligation for warranty claims shall be to make the Software operate as warranted or to terminate the license for such Software and return the applicable license fees paid to Documentum for such Software.

8.5. THE WARRANTIES ABOVE ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES. WHETHER EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

9.   Limitation of Liability

EXCEPT AS PROVIDED IN SECTION 6 (PATENT AND COPYRIGHT INDEMNITY), DOCUMENTUM'S LIABILITY FOR DIRECT DAMAGES UNDER THIS AGREEMENT SHALL IN NO EVENT EXCEED THE AMOUNT PAID BY LICENSEE TO DOCUMENTUM FOR THE SOFTWARE OR THE SERVICES AS TO WHICH THE CLAIM AROSE. IN NO EVENT SHALL DOCUMENTUM OR LICENSEE BE LIABLE FOR INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOST DATA OR LOST PROFITS, HOWEVER ARISING, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL DOCUMENTUM LICENSORS BE LIABLE FOR ANY DIRECT, SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR EXEMPLARY DAMAGES ARISING OUT OF THIS AGREEMENT, REGARDLESS OF THE FORM OF ACTION WHETHER BASED IN CONTRACT, TORT, OR ANY LEGAL THEORY, THE PARTIES AGREE TO THE ALLOCATION OF LIABILITY RISK WHICH IS SET FORTH IN THIS SECTION.

10.  Confidentiality

10.1. The parties acknowledge that by virtue of their licensing, support services or consulting relationship the parties may have access to Confidential Information. The parties agree, both during the term of this Agreement and for a period of three (3) years after termination, to hold each other's Confidential Information in confidence. The parties agree not to make each other's Confidential Information available in any form to any third party (other than those of its employees or consultants under the nondisclosure obligations) or to use each other's Confidential Information for any purpose other than as contemplated by this Agreement. Each party agrees to take commercially reasonable steps to ensure that Confidential Information is not disclosed or distributed by its employees or agents in violation of the provisions of this
Section 10.

10.2. Notwithstanding any provision contained in this Agreement, neither party shall be required to maintain in confidence any of the following information:
     (i) information which, at the time of disclosure to the receiving party, is in the public domain;
     (ii) information which, after disclosure, becomes part of the public domain, except by breach of this Agreement;
     (iii) information which was in the receiving party's possession at the time of disclosure, and which was not acquired, directly or indirectly, from the disclosing party;
     (iv) information which the receiving party can demonstrate resulted from its own research and development, independent of disclosure from the disclosing party;
     (v) information which the receiving party receives from third parties, provided such information was not obtained by such third parties from the disclosing party on a confidential basis; or
     (vi) information which is produced in compliance with applicable law or a court order, provided the other party is given reasonable notice of such law or order and an opportunity to attempt to preclude or limit such production.

11.  Support Services

11.1. Provided Licensee has paid the applicable support and maintenance fees, Documentum will provide or cause to be provided support services for the Software (except for Restricted Release) in accordance with its support policies and procedures described in its then current technical support users guide. Support services include telephone support and updates. Support services fees shall be billed on an annual basis payable in advance.

11.2. Support will include one (1) machine executable copy of the object code for new releases, updates and enhancements of the Software that are not designated by Documentum as new products for which it charges a separate fee. Licensee may make copies of the Documentation and Software provided hereunder subject to the terms and conditions of this Agreement. No updates may be copied by Licensee to update any copies of the Software made by Licensee unless support services have been purchased for such copies.

11.3. Support services shall be provided for one (1) year from the effective date of the applicable Schedule or purchase order and shall be extended each year for an additional one (1) year term unless terminated by Licensee prior to the end of any support service term by giving written notice at least sixty (60) days prior to the end of any such term. Support commences on the date the Software is shipped to Licensee or on the date of invoice for of the Software made by Licensee.

11.4. Documentum shall have no obligation to provide support services if Licensee fails to make any required support services payment or otherwise elects to discontinue support services. In order to reinstate or renew support services, Licensee must first pay Documentum the then current annual support services fee and all past unpaid support services fees.

11.5. Documentum shall have no obligation to support (i) altered, damaged or modified Software, or (ii) Software that is not the then-current or previous sequential release, or (iii) Software problems caused by Licensee's negligence, hardware malfunction or other causes beyond the control of Documentum, or (iv) Software installed in an operating environment for which the Software has not been licensed.

12.  Restricted Release

If Licensee is selected for participation and elect to participate in a Restricted Release program, Licensee agrees (i) Documentum shall have no obligation to correct errors in, deliver updates to, or otherwise support a Restricted Release, and (ii) Licensee will promptly report to Documentum any error discovered in the Restricted Release and provide Documentum with appropriate test data for the Restricted Release if necessary to resolve problems in the Restricted Release encountered by Licensee, and (iii) the Restricted Release is experimental, may contain problems and errors and is being provided to Licensee on an as-is basis with no warranty of any kind, express or implied, and (iv) neither party will be responsible or liable to the other for any losses, claims or damages of whatever nature, arising out of or in connection with the Restricted Release, and (v) Licensee will not use the Restricted Release in production applications without the prior written approval of Documentum, and (vi) Licensee will promptly install each later version and any production version of the Restricted Release received from Documentum and upon such receipt shall stop use of the Restricted Release.

13.  Consulting Services

If Documentum provides Services to Licensee, any Developments shall be the property of Documentum. Documentum grants to Licensee a nonexclusive perpetual, non-transferable royalty free license to use, solely for internal use, the Developments in accordance with this Agreement. No title shall pass to Licensee with respect to any Developments or related documentation.

14.  Notices

All notices shall be in writing and sent by first class mail, overnight courier, or transmitted by facsimile and confirmed by mailing, to the addresses indicated on the first page of this Agreement, or such other address as either party may indicate by at least ten (10) days prior written notice to the other party. Notices to Documentum shall be sent to the Legal Department. Notice shall be deemed to have been given upon personal delivery (in the case of overnight courier or facsimile) or five(5) business days after being sent by first class mail.

15.  Assignment

Licensee may not assign this Agreement (by operation of law or otherwise) or sublicense the Software without the prior written consent of Documentum. Any prohibited assignment or sublicense shall be null and void. The foregoing notwithstanding, upon written notice to Documentum, Licensee may assign, or otherwise transfer this Agreement to (i) its parent company or (ii) any of its or its parent company's subsidiaries or affiliates as long as such subsidiary or affiliate is at least fifty-one percent (51%) owned by Licensee or Licensee's parent company, or (iii) the surviving entity as a result of a merger, acquisition or reorganization of all or substantially all of Licensee's assets or stock provided such entity is not deemed by Documentum to be a direct competitor of Documentum and agrees in writing it will be bound by the terms and conditions of this Agreement.

16.  Attorney's Fees

In the event that any legal action, including arbitration, is required in order to enforce or interpret any of the provisions of this Agreement, the prevailing party in such action shall recover all reasonable costs and expenses, including the attorney's fees, incurred in connection therewith.

17.  Governing Law

This Agreement shall be governed and construed under the laws of the State of California, as if performed exclusively in California by California residents and in no event shall this Agreement be governed by the United Nations Convention on Contracts for the International Sale of Goods.

18.  General

18.1 The Software is a "commercial item", as that term is defined, of 48 C.F.R.
2.101 (OCT 1995), consisting of "commercial computer software" and "commercial computer software documentation", as such terms are used in 48 C.F.R. 12.212 (SEPT 1995) and is provided to the U.S. Government only as a commercial end item. Consistent with 48 C.F.R. 12.212 and 48 C.F.R. 227.7202-1 through 48 C.F.R. 227.7202-4 (JUNE 1995), all U.S Government end users acquire the Software with only those rights forth herein.

18.2 The parties acknowledge that the Software may include software licensed by Documentum from Documentum Licensors, Documentum Licensors may be direct and intended third party beneficiaries of this Agreement and may be entitled to enforce it directly against Licensee to the extent (i) this Agreement relates to the licensing of Documentum Licensors' software products, and (ii) Documentum fails to enforce the terms of this Agreement on Documentum Licensors' behalf.

18.3 The section headings herein are provided for convenience only and have no substantive effect on the construction of this Agreement. Neither party shall be liable for any failure to perform due to causes beyond its reasonable control. If any provision of this Agreement is held to be unenforceable, the parties shall substitute for the affected provision on enforceable provision which approximates the intent and economic effect of the affected provision. The failure by a party to exercise any right hereunder shall not operate as a waiver of such party's right to exercise such right or any other right in the future. This Agreement may be ammended only by a written document executed by a duly authorized representative of each of the parties. This agreement may be executed in counterparts. A facsimile of a signed copy of this Agreement received from Licensee may be relied upon as an original and if there is any inconsistency between such facsimile and a subsequently received hard copy, the facsimile shall prevail.

                                                                 [LOGO] anapharm

                                 ADDENDUM TO THE
                       SOFTWARE END USER LICENSE AGREEMENT

This addendum is part of the SOFTWARE END USER LICENSE AGREEMENT and its SCHEDULE between Anapharm Inc. and Documentum Inc.

This addendum officializes our agreement to guarantee the prices of the quoted items on the Schedule to End User License Agreement for the next six (6) months after the signature of this addendum. This guarantee of prices is valid for all software listed except the WEB CACHE and the DEVELOPER STUDIO, which are not covered by this agreement.

Licensee:      ANAPHARM INC.                         DOCUMENTUM INC.
               Company Name                           Company Name


By:        /s/ JACQUES VANDRY                     /s/ Sayed Darwish
         -------------------------           --------------------------------
         Authorized Representative              Authorized Representative


                                                     Sayed Darwish
                                             Vice President, General Counsel
         JACQUES VANDRY DIRECTOR IT                    & Secretary
          Printed Name And Title                 Printed Name and Title

                2001-12-17                              12/21/01
                   Date                                   Date

[LETTERHEAD] anapharm

                     Schedule to End User License Agreement

[LOGO] documentum

--------------------------------------------------------------------------------------
Software Product Schedule
--------------------------------------------------------------------------------------
                                                               Standard
                                    Per Seat/    Net License    Support    Restricted
Software License              Qty   Unit Fee        Fees       Services    Release Y/N
--------------------------------------------------------------------------------------
Foundation License            75       600.00    45,000.00      8,100.00
--------------------------------------------------------------------------------------
Documentum Administrator       2     2,500.00     5,000.00        900.00
--------------------------------------------------------------------------------------
Developer Studio               2     5,000.00    10,000.00      1,800.00
--------------------------------------------------------------------------------------
Reporting Gateway-Developer    1       600.00       600.00        108.00
--------------------------------------------------------------------------------------
Reporting Gateway-Consumer     2       100.00       200.00         25.00
--------------------------------------------------------------------------------------
WebCache                       1     3,000.00     3,000.00        540.00
--------------------------------------------------------------------------------------
AutoRender Pro                 1    12,500.00    12,500.00      2,750.00
--------------------------------------------------------------------------------------
DCM Contributor               75       500.00    37,600.00      6,750.00
--------------------------------------------------------------------------------------
DCM Consumer Pricing          25       400.00    10,000.00      1,800.00
--------------------------------------------------------------------------------------
Print Services Module          1    20,000.00    20,000.00      3,600.00
--------------------------------------------------------------------------------------
                                                143,800.00     25,884.00
                                                ======================================
Total Amount Due (USD):                                              USD    169,684.00
======================================================================================

--------------------------------------------------------------------------------
Product Languages: English, French
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Product Platforms:
--------------------------------------------------------------------------------
Web Server                                     OS Server:
Web Browser:                                   OS Client:
HTTP Server:                                   RDBMS;
--------------------------------------------------------------------------------

Acknowledgement: Effective the first data set forth below, Licensee's authorized representative, by his or her signature, acknowledges License's binding commitment to pay for the Software and Support Services specified in this
Schedule in accordance with the Software End User License Agreement between the parties dated December 17, 2001: and

-----------
             Purchase order #                         will be submitted to
-----------                  ------------------------
             Documentum within five (5) business days of the execution of this
             Schedule:

             or

-----------
             Please accept this Schedule in lieu of a purchase order. Our
-----------  Internal references #                should appear on all invoicing
                                  ----------------
             documents related to this Schedule.

The United States Department of Commerce has classified Site Delevery Services. WebCache under ECCN No. 50002 and to be exported under licenses exception "ECN". It is the obligation of each Licensee to comply with all relevant import and export regulations of the United States and each applicable country.

Licensee: ANAPHARM INC                       [LOGO] documentum
         Company Name


     By: /s/ JACQUES VANDRY                  By: /s/ Sayed Darwish
         --------------------------              -------------------------------
         Authorized Representative               Authorized Representative

                                                        Sayed Darwish
                                                 Vice President General Counsel
         JACQUES VANDRY DIRECTOR IT                     &  Secretory
         Printed Name and Title                  Printed Name and Title

         2001-12-17                              12/21/01
         Date                                    Date

                                                                       =========
Bon de commande                                     Numero de Commande  1219244
====================                                                   =========
INTERDOC CORPORATION                                 Date de Commande
====================

           NOM DU FOURNISSEUR           Numero de compte         A/C#           Facture #
==========================================================================================
              DOCUMENTUM
==========================================================================================

==========================================================================================
QUALITY            ITEM                     PRIXUNES         NUMERO D ITEM       BRIX
==========================================================================================
75        4 Foundation license             $   480.00                          $ 36,000.00
------------------------------------------------------------------------------------------
2         Documentum Administrator         $ 2,000.00                          $  4,000.00
------------------------------------------------------------------------------------------
2         Developer Studio                 $ 4,000.00                          $  8,000.00
------------------------------------------------------------------------------------------
1         Reporting Gateway Developer      $   480.00                          $    480.00
------------------------------------------------------------------------------------------
2         Reporting Gateway Consumer       $    80.00                          $    160.00
------------------------------------------------------------------------------------------
1         WebCache                         $ 2,400.00                          $  2,400.00
------------------------------------------------------------------------------------------
1         Auto Render Pro                  $10,000.00                          $ 10,000.00
------------------------------------------------------------------------------------------
75        DCM Contributor                  $   400.00                          $ 30,000.00
------------------------------------------------------------------------------------------
25        DCM Consumer                     $   320.00                          $  8,000.00
------------------------------------------------------------------------------------------
1         Print Service Module             $16,000.00                          $ 16,000.00
------------------------------------------------------------------------------------------
1         Annual Maintenance               $25,884.00                          $ 25,884.00
------------------------------------------------------------------------------------------
     ********PAYABLE IN U.S. DOLLARS********
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                TOTAL          $140,924,00
                                                           -------------------------------
[LOGO] INTERDOC CORPORATION                                Taxe Federale           n/a
                                                           -------------------------------
                                                           Taxe Provincrale        n/a
                                                           -------------------------------
                                                           Grand Total         $140,924,00
------------------------------------------------------------------------------------------

-----------------------                      -----------------------------------
/s/ Danny Boulanger                          Illegible           Danny Boulanger
-----------------------                      -----------------------------------
Danny Boulanger                              Illegible           Carole Settano
-----------------------                      -----------------------------------

                                     MedICC
                            Master Software Agreement

     This Master Software Agreement ("Agreement") is entered into by and between MedICC ("MedICC"), a Quebec corporation with principal offices at 300 Marcel-Laurin, Suite 205, Montreal, Quebec, H4M 2L4 and Anapharm Inc. with its Subsidiaries (as defined below)(collectively "Licensee") with principal offices at 2050 Renc-Levesque Blvd, West. Sainte-Foy, Qucbec, GIV 2K8. In consideration of the mutual covenants exchanged herein, and intending to be legally bound hereby, MedICC and Licensee agree as follows:

1.   DEFINITIONS
1.1 "Authorized representative" shall mean the person authorized by each party to speak for and bind that party in all oral, email and written communications with the other party.
1.2 "Database" means any database, which contains any or all of the structures that comprise the data storage architecture of the Software.
1.3 "Delivery Date" means the date by which the Software shall be delivered to the Installation Location in the Rider.
1.4 "Documentation" means manuals and other materials related to the Software provided by MedICC to Licensee, and listed in any Rider hereunder.
1.5 "Effective Date" means the date that this Agreement binds the parties, and is listed above the signature block. If no Effective Date is specified, then it shall be the earlier of the date that this Agreement is executed by both parties, or the date that MedICC delivers any Software or its components to Licensee.
1.6 "License Fees" mean the fees payable by Licensee to MedICC for the rights to use the Software.
1.7 "Object Code" means the version of the Software intended that may be executed by computers without compilation or any additional steps, "Object Code" excludes Source Code.
1.8 "Maintenance" shall mean the services provided to maintain the Software hereunder.
1.9 "Maintenance Fees" means the fees paid by Licensee, which entitle Licensee to receive Maintenance.
1.10 "Price List" means one or more lists published by MedICC from time to time, which specify License Fees, Maintenance Fees, and other charges set by MedICC.
1.11 "Rider" means a hard-copy document that, when signed by both parties, is made a part of this Agreement. A sample Rider is attached hereto.
1.12 "Server" means any computer on which the Software, or any other components of the Software, are installed. being understood that the Software may be used on a remote basis by any workstation on the LAN\WAN.
1.13 "Service Fees" means the fees and other expenses charged by MedICC for services hereunder.
1.14 "Software" means computer program know as CESR 3.0.
1.15 "Source Code" means a version of the Software that intended to be read and edited by humans. "Source Code" excludes Object Code.
1.16 "Subsidiary" means all current and future business entities of which a party owns, directly or indirectly, more than fifty percent (50%) of the equity securities or other equity interest granting such party voting rights exercisable in electing the management of the entities, for so long as such ownership exists.
1.17 "User" means a named person who is authorized to use the Software, as specified in a Rider.

2.   LICENSE
2.1 MedICC hereby grants to Licensee a perpetual, non-exclusive, non-transferable, right and license to use the Software in Object Code form only, as well as the Documentation, in accordance with the terms and conditions of this Agreement ("License"). No right to sublicense the Software is granted hereunder. The

                                  Page 1 of 10                      Confidential

     Software may only be used for Licensee's internal business purposes by certain, named Users, on particular Servers that are located at specific physical addresses.
2.2 Licensee shall not copy or otherwise reproduce any part of the Software or Documentation, except as expressly authorized by this Agreement. In addition. Licensee shall use commercially reasonable efforts to prevent the Software or Documentation from being acquired, copied (except as expressly permitted herein), or otherwise handled by unauthorized persons. Not withstanding the foregoing, Licensee is authorized to make and retain one copy of the Software in Object Code form and Documentation for back-up and disaster recovery purposes. All proprietary notices, logos, copyright notices, and similar marking shall be retained on such copies.
2.3 Licensee shall not (a) make alterations to or modify the Software in any way; (b) combine or merge any part of the Software; (c) use the Software at physical locations other than at the locations set forth in the applicable Rider; (e) make any use of the Software except as expressly authorized by this Agreement; (f) dissemble, decompile, decode or otherwise reverse engineer or attempt to reconstruct or discover any Source Code or underlying algorithms of the Software.
2.4 Except for those rights specifically granted herein, Licensee is granted no other rights in or to the Software or Documentation. Any Software or Documentation delivered pursuant to any Rider hereunder, together with all copyrights, patents, trademarks, trade secrets, intellectual property and other rights therein, are and shall remain the sole property of MedICC.
2.5 Licensee shall permit representatives of MedICC to inspect, on an annual basis, any Server at any location at which the Software is being used at reasonable times and on reasonable notice for the purpose of verifying that Licensee is not in default of this Agreement; provided however that prior to such inspection MedICC execute a confidentiality agreement satisfactory to Licensee.

3.   CHANGES TO SERVERS
3.1 The initial Rider, dated September 01, 2001, shall specify the name, model, serial number and physical address of each Server ("Licensee Records"). This information shall be kept and maintained by Licensee's Authorized Representative.
3.2 Licensee's Authorized Representative shall maintain Licensee's Records, including (a) each User's name, title, date of authorization, and date authorization ended: and (b) the name, model, serial number and location of each Server in service. At MedICC's request, Licensee's Authorized Representative shall provide MedICC with a copy of the Licensee's Records.
3.3 Each time that a Server is moved to a new physical location within the same country, or one Server is replaced with another Server , Licensee's Authorized Representative shall notify MedICC of the same promptly before the move or change.
3.4 Should Licensee desire to increase the number of Servers, or should Licensee desire to move or begin use of a Server in a different country. Licensee may request prior, written permission of MedICC ("Change Request"). No such Change Request shall be deemed granted unless placed in a Rider and signed by both parties.
3.5 Within thirty (30) days of the execution by both parties of a Rider that implements a Change Request, Licensee shall pay MedICC the difference between the License Fees on the then-current Price List before and after the approved Change Request.
3.6 Where Licensee desires to move the Software to a different country, approval of a Change Request may be conditioned on Licensee signing a new license agreement with MedICC (or its foreign representative) that may contain terms different from this Agreement that are applicable to the country where the Software will be installed, and Licensee may be

                                  Page 2 of 10                      Confidential
     required to agree to different terms, fees and discount rates.
3.7 If Licensee fails to comply with any of its reporting obligations under paragraph 3.4 above, and the Software is the subject of a Change Request entailing a higher fee than that charged for the proceeding configuration, then the Licensee shall pay MedICC, retroactive to the date of such Rider approving the Change Request, the difference between the two fees, plus a penalty in the amount of twenty-five percent of such difference between the two fees.

4.   FEES
4.1 Licensee shall pay to MedICC the License Fees and other Fees as set forth in the Price List or any applicable Rider.
4.2  All Fees are payable without offset or deduction of any kind.
4.3 Any Invoices not paid within sixty (60) days of the date of the invoice may be subject to a late payment charge of one-and-one-half percent (1.5%) per month, or the highest legal rate, if less.
4.4 Any failure to pay an invoice within one hundred eighty (180) days of the date of the invoice shall be grounds for MedICC to stop any and all work or services until payment is received.
4.5 All Fees payable under this Agreement are payable in Canadian dollars. All Fees are net of any applicable sales, use, property and other taxes and import or other duties, however designated or levied. Payment of all such taxes and duties (excluding taxes assessed upon the profit or gain of MedICC) shall be the sole responsibility of Licensee. If the Licensee in good faith contests any tax that is so payable or reimbursable by the Licensee, MedICC shall cooperate in the contest at the Licensee's expense. Licensee shall not be required to pay or reimburse MedICC for taxes based upon the net worth, capital, net income, or franchise of MedICC solely by reason of MedICC doing business in or being incorporated in the jurisdiction imposing such taxes.

5.   TERM AND TERMINATION
5.1 This Agreement shall commence on the Effective Date, and shall continue until terminated in accordance with this Agreement.
5.2 Upon any material default of any provision of this Agreement by Licensee, MedICC may send Licensee a written notice of termination of this Agreement or any Rider hereunder, which shall automatically be effective thirty (30) days after the date of such notice unless Licensee cures such default within the thirty (30) day period. Material defaults means, (a) any failure to pay MedICC any License Fees when due: (b) any breach of the confidentiality or proprietary rights provisions of this Agreement; (c) Licensee enters into bankruptcy, whether voluntary or involuntary: (d) Licensee has a receiver appointed; (e)Licensee becomes insolvent; (f) Licensee takes or suffers any similar action in consequence of debt, or (g) Licensee ceases or threatens to cease to carry on its business as usual.
5.3 Any Fees due to MedICC for services performed, and any Fees accrued but not yet paid to MedICC, at the termination of this Agreement or any Rider hereunder for any reason shall be due to MedICC immediately upon such termination. Notwithstanding the foregoing, if the Agreement is terminated for reason other than those listed in 5.2 above, MedICC shall reimburse any Fees (except the License Fee) paid by Licensee for services not rendered or, in the case of the Maintenance Fee, an amount equal to the Maintenance Fee less one-twelve (1/12) thereof for each month or portion thereof that this Agreement has been in effect.
5.4 Upon termination of this Agreement pursuant to Section 5.2 only, (a) all of Licensee's Licenses are terminated; (b) Licensee shall immediately cease using the Software; (c) any data accumulated by Licensee while the Software was licensed in compliance with this Agreement may be retained by the Licensee; and (d) Licensee shall return to MedICC all copies of the Software and Documentation. Upon written request from MedICC, an officer to

                                  Page 3 of 10                      Confidential

     Licensee shall promptly confirm in writing to MedICC the specific steps taken by Licensee to comply with this provision.

6.   MAINTENANCE
6.1 MedICC hereby agrees to provide, and Licensee hereby agrees to purchase Maintenance as described below for at least one (1) year following execution of each Rider for each item of Software and Related Documentation.
6.2 After the first year, Maintenance will automatically renew each year for subsequent one (1) year periods, unless Licensee terminates Maintenance for any or all Software by written notice received by MedICC; at least thirty
     (30) days prior to the end of the then-current Maintenance period. After five (5) years, either party may terminate maintenance. If a Maintenance Fee is not received by the date due, then MedICC reserves the right to suspend Maintenance until such payment is received.
6.3  Maintenance will begin upon execution of this Agreement, and shall include:
     (a) Off-site telephone support from MedICC's North American Offices, Monday through Friday, 8:00 am to 5:00 pm Eastern Time, excluding statutory holidays and local MedICC holidays; (b) improvements, application enhancements and updates to the Software that are designated as such by MedICC in support of operating system changes to keep the Software competitive in the marketplace. MedICC will maintain the Software in accordance with MedICC's then-current specifications.
6.4 If during the term of the maintenance program, Licensee encounters a problem in the usage of the Software. Licensee shall notify MedICC and MedICC will acknowledge receipt of Licensee's notification within one (1) business day and start diagnosing said problem, if notification is received during business hours. If notification is made outside business hours, MedICC will acknowledge receipt and start diagnosing said problem as soon as practicable. In the event that MedICC is unable to remedy a major problem using all its best efforts to remediate as soon as feasible, but in no event longer than thirty (30) days after it has received notification on the same, Licensee shall have the right to terminate the Maintenance provisions of this Agreement. Should Licensee elect to terminate Maintenance, MedICC will promptly refund to Licensee the unexpired portion of the Maintenance fees paid by Licensee for the then-current Maintenance period. If it is determined by MedICC that said problem is caused by an error in the Software, MedICC will correct said problem. If it is determined that said problem is not caused by an error in the Software, Licensee shall pay MedICC, in accordance with MedICC then current rates, for all work performed to diagnose and determine the cause of said problem. Maintenance does not include any of the following, which may be available at additional cost pursuant to an additional Rider signed by the parties:
     Installation, education, training, consulting, programming, special services, customized features, or new or additional Software item not specified on a Rider.
6.5 MedICC shall use its reasonable best efforts to provide a prompt, correct response to telephone inquiries from Licensee. If technically feasible, remedial services in the form of corrections in response to verified problems with the Software will be completed during ordinary business hours in the day on which Licensee reports and verifies the problem. Maintenance services furnished hereunder shall be performed by MedICC at its premises during ordinary business hours employing adequate remote diagnostic procedures, unless through such remote diagnostic procedures MedICC is unable to perform promptly the services required hereunder, in which case MedICC will make such visits to Licensee's sight as necessary to provide such services at the Licensees expense. MedICC represents, warrants and agrees that all support and Maintenance services provided hereunder shall be performed

                                  Page 4 of 10                      Confidential
     in a prompt and workmanlike fashion in accordance with good and customary industry standards.

7.   CUSTOMIZATION
7.1 Upon request from Licensee, MedICC may agree to customize the Software and Documentation to suit Licensee's particular needs or preferences ("Custom Software"). A Rider shall cover any such agreement under this Agreement and which shall set for the fees, terms, conditions that cover such customization.
7.2 MedICC shall own all right and title in and to any and all such Custom Software, and which shall be deemed to be licensed to Licensee as an additional item of Software under the License.

8.   LIMITED WARRANTY
8.1 For each item provided to Licensee by MedICC, the period for any warranties under this Agreement shall commence on the Effective date for CESR 3.0 and on the date of delivery for any other items and shall continue for nonextendable period of one hundred eighty (180) days ("Warranty Period").
8.2 MedICC represents to Licensee that the Software and related Documentation have tangible value; and that MedICC has the right to license, market and distribute, maintain and support the Software.
8.3 MedICC represents that, to the best of its knowledge, the Software (and the magnetic or other media in which they are embedded) provided by it do not contain any viruses or programming codes or instructions that are constructed to damage, interfere with or otherwise adversely affect Software.
8.4 MedICC warrants that at the time of delivery of the Software and upgrades thereafter, the software and upgrades will perform in substantial accordance with the Documentation and specifications. If the Software does not perform as warranted, Licensee shall notify MedICC of the purported failure to perform and MedICC, at its option and expense, and within a commercially reasonable period of time, undertake to correct the Software, replace the Software free of charge with a software having the same functionality, or, if neither of the foregoing is commercially practicable, terminate this Agreement and refund to Licensee the License Fee and the Maintenance Fee actually paid.
8.5 MedICC's sole obligation under the warranties herein is that MedICC shall use commercially reasonable efforts to remedy or repair the Software or other item, as soon as reasonably practicable. MedICC may, at its sole discretion, provide either an update of the affected item or an alternative method that has substantially the same functionality.
8.6 MedICC's warranty obligation is conditioned upon: (a) Licensee providing MedICC written notice of any substantial malfunction promptly and in any event within the Warranty Period; (b) the said malfunction being repeatedly demonstrable by MedICC's technical representatives; and (c) the Software has not been added to or modified by Licensee or any one other than MedICC.

9.   DISCLAIMER OF WARRANTIES; LIMITATION OF LIABILITY
9.1 EXCEPT AS EXPRESSLY STATED HEREIN, MedICC DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED. INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE.
9.2 IN NO EVENT WILL MedICC BE LIABLE TO LICENSEE OR ANY OTHER PARTY FOR ANY REASON WHATSOEVER, WHETHER IN CONTRACT OR IN TORT, FOR ANY LOSS RESULTING FROM THE USE OF THE SOFTWARE OR OTHER ITEM, WHETHER INTENDED OR FORESEEABLE, OR FOR ANY FORM OF INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL, OR INCIDENTAL LOSS, DAMAGE OR EXPENSE

                                  Page 5 of 10                      Confidential

     (INCLUDING, BUT NOT LIMITED TO, LOSS DUE TO INABLITY TO OBTAIN DATA, LOSS OF BUSINESS, OR LOSS OF ANTICIPATED PROFITS) IN CONNECTION WITH OR ARISING OF THE FURNISHING, FONCTIONING OR USE OF ANY SOFTWARE OR OTHER ITEM PROVIDED UNDER THIS AGREEMENT OR ANY RIDER ENTERED INTO PURSUANT TO IT, EVEN IF ADVISED OF THE POSSIBILITY THEREOF.
9.3 EXCEPT FOR LIABILITY FOR PATENT OR COPYRIGHT INFRINGEMENT OR FOR ANY DEATH, PERSONAL INJURY OR PROPERTY DAMAGE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF MedICC HEREUNDER, MedICC'S LIABILITY HEREUNDER SHALL NOT IN ANY EVENT EXCEED THE FEES RECEIVED BY MedICC FROM LICENSEE FOR THE PARTICULAR MedICC SOFTWARE PRODUCT OR SERVICES INVOLVED.
9.4 MedICC DOES NOT MAKE ANY WARRANTIES, EXPRESS OR IMPLIED, REGARDING ANY HARDWARE OR THIRD PARTY SOFTWARE, EVEN IF SUCH HARDWARE WAS AQUIRED BY MedICC FOR USE BY LICENSEE, ALL WARRANTIES, IF ANY, FOR ANY HARDWARE OF THIRD PARTY SOFTWARE, ARE MADE BY THE VENDORS OF SUCH HARDWARE OR THIRD PARTY SOFTWARE, AND ARE PROVIDED DIRECTLY BY SUCH VENDORS TO LICENSEE.
9.5 IN NO EVENT WILL MedICC HAVE ANY LIABILITY, BASED ON CONTRACT, TORT OR OTHERWISE, FOR DIRECT, INDIRECT, CONSEQUENTIAL, OR ANY OTHER DAMAGES ARISING FROM ANY THIRD PARTY SOFTWARE WITHIN OR MADE PART OF THE LICENSED SOFTWARE.

10.  PROPRIETARY RIGHTS
10.1 Without MedICC's prior written consent, Licensee shall not provide to third parties, in whole or in part, in any manner, the original or any copy of software, Documentation or any other item provided by MedICC to Licensee.
10.2 Licensee acquires no right in or to any MedICC trademarks, copyrights, patents, trade secrets or any other intellectual property rights of MedICC or any third parties by entering into this Agreement or any Rider.
10.3 License shall take all responsible precautions to maintain the confidentiality of the Software, which precautions shall be a least equivalent to those precautions Licensee takes to protect its own confidential information, and in no event, less than reasonable precautions. However, Licensee bears no responsibility for safeguarding information that is publicly available, already in Licensee's possession, obtained by Licensee from third parties without restrictions on disclosure, independently developed by Licensee without reference to confidential information, or require to be disclosed by order of a court or other governmental entity.
10.4 Notwithstanding anything herein to the contrary. Licensee may authorize its third party consultants who are hired by Licensee under written agreement to Use the Software in accordance with the terms of this Agreement provided that such third parties sign a Licensee confidentiality agreement.
10.5 MedICC acknowledges that, in the course of its performance of this Agreement, it may become privy to certain information that Licensee deems proprietary and confidential. MedICC agrees to treat all such information in a confidential manner and will not disclose or permit to be disclosed the same, directly or indirectly, to any third party without Licensee's prior written consent.

11.  ASSIGNMENT
11.1 Neither this Agreement nor any rights of Licensee hereunder shall be

                                  Page 6 of 10                      Confidential
     transferred or assigned, in whole or in part, without the prior written consent of MedICC.
11.2 Notwithstanding the above, Licensee may assign this Agreement (a) pursuant to a spin-off, merger or sale of all or substantially all of its assets or
     (b) within the Licensee family of companies, in both cases without the prior permission of MedICC and at no additional cost, provided Licensee provides MedICC with written notice within ninety (90) days following any such assignment.

12.  INDEMNIFICATION
12.1 MedICC shall, at its expenses, defend or settle any claim, action or allegation brought against Licensee that the Software or item, when used within the scope of this Agreement, infringes any patent, copyright, trade secret or other proprietary or intellectual property right of any third party and shall pay any final judgements awarded or settlements entered into: provided the Licensee gives prompt written notice to MedICC of any such claim, action or allegation of infringement and give MedICC the authority to proceed as contemplated herein, MedICC will have the exclusive right to defend any such claim, action or allegation and make settlements thereof at its own discretion, and Licensee may not settle or compromise such claim, action or allegation, except with prior written consent of MedICC, Licensee shall, at MedICC's expense, give such assistance and information as MedICC may reasonably require to settle or oppose such claims; defend or settle, at its option, any action brought against Licensee arising from any claim brought in a Canadian court that Licensee's use of the software, in the form provided by MedICC to Licensee, and accordance with the terms of this Agreement and the License hereunder, infringes any patent, copyright, trademark, trade secret ("claim").
12.2 If the Software is the subject of a claim, MedICC may at its option and expense either: (1) obtain an appropriate license for the Licensee to continue using the Software; or (2) replace or modify the Software (or pasts thereof) that is the subject of the claims so that it is functionally equivalent and no longer infringing as alleged. Except for its indemnification obligations set forth above. MedICC shall have no further liability to Licensee.

13.  NON-SOLICITATION; NON-HIRING
13.1 The parties agree to pay the NonHiring Party ("NHP") 1.5 times the total of annual salary plus most recent bonus for each NHP employee solicited by the parties, other than any non NHP targeted employment recruitment process, and accepting employment by the parties during the term of this Agreement and the period of 12 months after termination of this Agreement. The wage rate will be determined by the employee's pay rate at the time the employee leaves NHP's employ. Licensee and MedICC agree that such payment will represent fair and reasonable compensation to NHP for the loss of its employee and subsequent recruiting, training and temporary held necessary to replace any such NHP employee. This sum will be considered separate and apart from any and all other payments due under this agreement.

14.  SUB-LICENSING THIRD PARTY SOFTWARE
14.1 MedICC may be a value added reseller ("VAR") or perform similar services for certain third party providers of software (the "Third Party Software") into MedICC's Software. In such cases, the provisions of this Section apply.
14,2 License: Use of any Third Party Software is limited to Object Code to the
     --------
     maximum number of Users actually licensed by the Licensee for its own internal data processing as detailed in the Rider.
14.3 Scope of Use: The Third Party Software is licensed for use with MedICC's
     -------------
     Software only and not for any other purpose; no title is intended to pass to the Licensee, and no right is granted to rent, time-share, or reproduce the Third Party Software,

                                  Page 7 of 10                      Confidential
     except for temporary transfer in the event of malfunction.
14.4 No Reverse Engineering: The Licensee agrees not to disassemble, decompile,
     -----------------------
     decode, or otherwise reverse engineer or attempt to reconstruct or discover any Source Code or underlying algorithms of any Third Party Software. Duplications are permitted only for a single backup or archival copy.
14.5 No Export or Re-export: The Licensee agrees not to export or re-export any
     -----------------------
     Third Party Software outside of the Canada, except in accordance with all applicable law and regulations.
14.6 No Use of Third Party Name or Trademarks: The Licensee may not use the name
     -----------------------------------------
     or trademarks of any Third Party provider of software without the prior written permissions of such Third Party.
14.7 Third Party Beneficiary: Assignment of Rights: The Third Party provider of
     ----------------------------------------------
     software shall be an intended third party beneficiary of the foregoing provisions; MedICC shall assign to such Third Party whatever rights are necessary to assure that the Third Party obtains the benefit of the foregoing third party provisions of this Agreement.
14.8 No Publication: The Licensee will not publish any results of benchmark
     ---------------
     tests run on the Software application programs without first obtaining MedICC's written consent.
14.9 Inherent Dangerous Application: The Software is not specifically developed
     -------------------------------
     licensed for use in any inherently dangerous applications. The Licensee hereby agrees that neither the Third Party nor MedICC shall be liable for any claims or damages arising from such use.

15.  INSURANCE
15.1 At all times while performing service, pursuant to this agreement at Licensee's site, MedICC shall maintain, at its sole cost and expense, at least the following insurance, with limits below. Licensee shall have the right to inspect and review the policies in their entirety and shall be provided with copies upon written request. Upon written request of Licensee certificates of insurance shall be delivered to the Licensee prior to the performance of any services hereunder, and any change or cancellation shall not be valid without thirty (30) days prior written notice to the License. (a) Commercial General Liability-combined single limit for bodily injury and property damage of not less than $100,000 for each occurrence and annual aggregate, providing: (i) completed operations coverage, and (ii) contractual liability coverage. (b) Workers Compensation Insurance and Employer's Liability Insurance - with limits or liability for workers compensation, of not less than those required by law. (c) Excess Umbrella Liability Insurance - in the amount of $200,000.

16.  GENERAL
16.1 Governing Law: This Agreement and all Riders and other documents under it
     --------------
     shall be governed by and interpreted under the law of the Province of Quebec, and of Canada without resort to its conflict of laws principles.
16.2 MedICC's Role: Licensee acknowledges and accepts that the role of MedICC is
     --------------
     solely that of a supplier of Software and related items and services hereunder and that it is Licensee's responsibility to determine its own data processing requirements and to satisfy itself that the Software meets such requirements. Furthermore, Licensee recognizes it is responsible for the selection, use of and results obtained from any Software or equipment used in conjunction therewith. MedICC software is developed using the standards set forth in the FDA's 21 CFR Part II
16.3 Publicity: Upon execution of this Agreement, MedICC shall have the right to
     ----------
     make press releases regarding the relationship with the Licensee established hereunder and to post such releases on its web site. Provided that MedICC must submit such press release to Licensee and obtain Licensee written approval prior to making or posting the press release:

                                  Page 8 of 10                      Confidential

     MedICC and Licensee both shall have the right to make press releases relating to subsequent developments between the parties: provided that the party desiring to make the press release must submit such press release to the other party and obtain the other party's approval prior to making or posting the press release.
16.4 Notices: Any notice required or permitted under the terms of this Agreement
     --------
     or required by law must be in writing and must be (a) delivered in person,
     (b) sent by first class registered mail, or air mail, as appropriate, (c) sent by overnight air courier, in each case properly posted and fully prepared to the appropriate address set forth below, or (d) sent by facsimile provided that the sending party can confirm that the fax transmission was successfully transmitted to the receiving party and the facsimile is also sent on the same day via first class mail to the receiving party. Either party may change its address for notice by notice to the other party given in accordance with this paragraph. Notices will be considered to have been given at the time of actual delivery in person or by facsimile, three (3) business days after deposit in the mail as set forth above, or one (1) business day after delivery to an overnight air courier service.
16.5 Force Majeur: No party to this Agreement or any Rider hereunder shall be
     -------------
     liable for delay or failure in the performance of its contractual obligations arising from any one or more events beyond it reasonable control. Upon such delay or failure affecting one party, the affected party shall notify the other party and may take all commercially reasonable steps to cure or alleviate the cause of such delay or failure to resume performance of its contractual obligations as soon as reasonably possible.
16.6 Waiver: The failure of any party to enforce or exercise, at any time or for
     -------
     any period of time, any term of any right arising pursuant to this Agreement or any Rider under it does not constitute, and shall not be construed as, a waiver of such term or right and shall in no way affect that party's right to later enforce or exercise it. The waiver by either party of the breach of any provision of this Agreement shall not constitute a waiver of the breach of any other provision or of the subsequent breach of the same or any other provision.
16.7 Severabiiity: The invalidity or unenforceability of any right arising
     -------------
     pursuant to this Agreement or any Ridor shall in no way affect the remaining terms or rights.

16.8 Binding Effect: This Agreement shall be binding upon and inure to the
     ---------------
     benefit of the parties hetero and upon, their permitted successors and assigns.
16.9 Amendment: This Agreement may not be amended, waived, terminated or
     ----------
     superseded except by written instrument signed by parties.
16.10 Hierarchy: In the event there is an inconsistency between this Agreement
      ----------
     and any Rider hereunder, the terms of the Rider shall govern and control, unless such Rider expressly provides otherwise. This Agreement and the applicable Rider hereunder shall govern and control in the case of any inconsistency between either of them and any purchase order, written confirmation, or other documentation issued by either party.
16.11 Plural and Singular Usage: As used herein, the singular of any term
      --------------------------
     includes the plural and the plural means the singular, whenever the context so requires.
16.12 Headings: The section headings in this Agreement are inserted for
      ---------
     convenience only and are not intended to affect the meaning or interpretation of this Agreement.
16.13 Negotiations: Both MedICC and Licensee acknowledge that they were both
      -------------
     given an equal opportunity to negotiate the terms and conditions of this Agreement and any Riders hereunder and agree that the identity of the interpretation of the terms and conditions or any Rider hereunder.
16.14 Entire Agreement: The entire understanding between the parties is
      -----------------
     contained in this Agreement and any Rider hereunder, This Agreement supersedes all prior statements,

                                  Page 9 of 10                      Confidential
     representations, agreements, understandings, and negotiations, whether written or oral, and in all cases takes precedence.
16.15 Language of the Agreement: The parties expressly request that this
      --------------------------
     Agreement as well as all Documents relating thereto be drawn up in English. Les parties on expressement exige que cette convention ainsi que tous les documents s'y rattachant soient rediges en anglais.

In Witness Whereof, the parties have executed this Agreement by their authorized representatives.

Effective Date:

  Name    MedICC                             Licensee: Anapharm


  Signed  /s/Anna D'Ulisse                   Signed /s/ Johane Boucher-Champagne
          --------------------------------          ----------------------------

  Name       Anna D'Ulisse                   Name      Johane Boucher-Champagne

  Title      President                       Title     Chief Operating Officer

             300 Marcel-Laurin, Suite 205,             2050 Rene-Lcvesque BLVD.
             Montreal, QC, H4M 2L4                     Sainte-Foy, QC. GIV 2K8

                                 Page 10 of 10                     Confidential

                                    RIDER TO
                        MASTER SOFTWARE LICENSE AGREEMENT

                                              Rider Date      September 01, 2001

                                              Agreement Date  September 01, 2001

                                              Licensee        Anapharm Inc.

This is a Rider to the Master Software License Agreement entered into by and between Licensee and MedICC (hereinafter the "Agreement"). In the event a discrepancy should arise between the provisions of this Rider and those of the Agreement, the provisions of this Rider shall apply.

MedICC agrees to be present on-site at Anapharm's Montreal Facility, situated at 5160 boul Decarie #500, to verify that test versions installed by the persons responsible at Anapharm are functioning properly.

The terms of the Agreement not modified by this Rider shall remain in full force and effect. This Rider together with the above referenced Agreement constitutes the entire agreement of the parties and supersedes all prior understanding and agreements, whether written or oral.

     In Witness Whereof, the parties by their authorized representatives have executed this Rider, which is made a part of Agreement as of the date stated above.

     Effective Date: September 01, 2001

Name       MedICC                           Licensee: Anapharm Inc.


Signed  /s/ Anna D'Ulisse                   Signed /s/ Johane Boucher-Champagne
        ----------------------------               -----------------------------

Name    Anna D'Ulisse                       Name   Johane Boucher-Champagne

Title   President                           Title  Chief Operating Officer

        300 Marcel-Laurin, Suite 205,              2050 Rene-Levesque BLVD.
        Montreal, QC, H4M 2L4                      Sainte-Foy, QC, GIV 2K8

Confidential                                                         Page 1 of 1

                                    RIDER TO
                        MASTER SOFTWARE LICENSE AGREEMENT

                                              Rider Date      September 01, 2001

                                              Agreement Date  September 01, 2001

                                              Licensee        Anapharm Inc.

This is a Rider to the Master Software License Agreement entered into by and between Licensee and MedICC (hereinafter the "Agreement"). In the event a discrepancy should arise between the provisions of this Rider and those of the Agreement, the provisions of this Rider shall apply.

MedICC CESRV3 Maintenance
--------------------------------------------------------------------------------
Item           Description                Total              Payment Terms
--------------------------------------------------------------------------------
Annual         Maintenance fee for        $59,980.00 CDN     Due March 01, 2002
Maintenance    CESR V3 base package                          Net 30 Days
Year 1         + 20% installed Data
               Capture modules for
               period March 01, 2002
               to February 28, 2003
--------------------------------------------------------------------------------
Annual         Maintenance fee for        $90,000.00 CDN     Due March 01, 2003
Maintenance    CESR V3 base package +                        Net 30 Days
Year 2         Data Capture modules for
               period March 01, 2003
               to February 28, 2004
--------------------------------------------------------------------------------

Maintenance agreement is for the Software installed at Anapharm. Inc.'s facility in Sainte-Foy, Quebec on the following servers;
Front-End Programs on ANAQC07 Physical Server Address - 172.16.1.14
Back-End SQL Database on ANAQC04 Physical Server Address -172.16.1.16

The terms of the Agreement not modified by this Rider shall remain in full force and effect. This Rider together with the above referenced Agreement constitutes the entire agreement of the parties and supersedes all prior understanding and agreements, whether written or oral.

     In Witness Whereof, the parties by their authorized representatives have executed this Rider, which is made a part of Agreement as of the date stated above.

     Effective Date: September 01. 2001

Name    MedICC                              Licensee: Anapharm Inc.


Signed  /s/ Anna D'Ulisse                   Signed /s/ Johane Boucher-Champagne
        ----------------------------               -----------------------------

Name    Anna D'Ulisse                       Name   Johane Boucher-Champagne

Title   President                           Title  Chief Operating Officer

        300 Marcel-Laurin. Suite 205,              2050 Rene-Levesque BLVD.
        Montreal, QC, H4M 2L4                      Sainte-Foy, QC, GIV 2K8

Confidential                                                         Page 1 of 1

                                    RIDER TO
                        MASTER SOFTWARE LICENSE AGREEMENT

                                              Rider Date      September 01, 2001

                                              Agreement Date  September 01, 2001

                                              Licensee        Anapharm Inc.

This is a Rider to the Master Software License Agreement entered into by and between Licensee and MedICC (hereinafter the "Agreement"). In the event a discrepancy should arise between the provisions of this Rider and those of the Agreement, the provisions of this Rider shall apply.

Anapharm Electronic Data Capture

-----------------------------------------------------------------------------------------
     Item              Description           Testing     Implementation        Total
-----------------------------------------------------------------------------------------
Adverse Events    AE tracking and           2001-09-25     2001-10-02     $ 50,000.00 CDN
                  reporting module

-----------------------------------------------------------------------------------------
Extended          Blood Regeneration        2001-11-16     2001-11-30     $ 40,000.00 CDN
Recruiting        Dynamic Matchlist         2001-12-18     2001-12-31
                  E-Mail Notification       2001-09-17     2001-09-21
                  Mapping/Directions        2001-12-10     2001-12-18
                  Autodialer (software         2002           2002
                  only)
                  Questionnaires            2001-09-19     2001-09-28

-----------------------------------------------------------------------------------------
Extended          Labels                    2001-10-20     2001-10-28     $ 50,000.00 CDN
Screening         Letters to Subjects       2001-09-19     2001-09-28
                  Questionnaires            2001-11-18     2001-11-30
                  Repeats Process           2001-11-18     2001-11-30
                  Test Profiles             2001-10-16     2001-10-26
                  Link to Diagnostic Lab       2002           2002

-----------------------------------------------------------------------------------------
Raw Data          Screening Package         2001-08-31     2001-09-12     $ 20,000.00 CDN
Pre-Study         ICF                       2001-08-31     2001-09-12

-----------------------------------------------------------------------------------------
Raw Data          Data Capture               May 2002       May 2002      $ 50,000.00 CDN
On-Study

-----------------------------------------------------------------------------------------
Timepoints        On-Study labels/Cards     2001-08-31     2001-09-12     $150,000.00 CDN
                  Questionnaires            April 2002     April 2002
                  Sample Tracking              2002           2002
                  Matrix Processing            2002           2002
                  Shipping                     2002           2002
                  On-Study Data              May 2002       May 2002
                  Generation
                  On-Study Reporting         May 2002       May 2002
                  Final Reports                2002           2002

-----------------------------------------------------------------------------------------
Instrumentation   Vital Signs Monitor       2001-12-10     2001-12-20     $ 40,000.00 CDN
Interface         (Welch Allyn blood
                  pressure, sphygmometer,
                  thermometer)
                  ECG                          2002           2002

-----------------------------------------------------------------------------------------

Confidential                                                         Page 1 of 2

Payment Schedule

Anapharm Inc. has agreed to purchase the entire Data Capture system but has requested that the Data Capture system be installed on a modular basis.

------------------------------------------------------
   Total            Payment Terms
------------------------------------------------------
$ 83,300.00         Due September 01, 2001 Net 30 days

------------------------------------------------------
$ 83,300.00         Due December 01, 2001 Net 30 Days

------------------------------------------------------
$ 83,300.00         Due March 02, 2002 Net 30 days

------------------------------------------------------
$150,000.00         Due May 01, 2002 Net 30 days

------------------------------------------------------

If the contract is cancelled before all modules are installed, a penalty of 50% of the remaining modules is due at the time of cancellation

The Installation for the Software is Anapharm. Inc.'s facility in Sainte-Foy, Quebec on the following servers;
Front-End Programs on ANAQC07 Physical Server Address - 172.16.1.14
Back-End SQL Database On ANAQC04 Physical Server Address - 172.16.1.16

The terms of the Agreement not modified by this Rider shall remain in full force and effect. This Rider together with the above referenced Agreement constitutes the entire agreement of the parties and supersedes all prior understanding and agreements, whether written or oral.

     In Witness Whereof, the parties by their authorized representatives have executed this Rider, which is made a part of Agreement as of the date stated above.

Effective Date: September 01. 2001

Name    MedICC                              Licensee: Anapharm Inc.


Signed  /s/ Anna D'Ulisse                   Signed /s/ Johane Boucher-Champagne
        ----------------------------               -----------------------------

Name    Anna D'Ulisse                       Name   Johane Boucher-Champagne

Title   President                           Title  Chief Operating Officer

        300 Marcel-Laurin, Suite 205,              2050 Rene-Levesque BLVD.
        Montreal. QC, H4M 2L4                      Sainte-Foy, QC, GIV 2K8

Confidential                                                         Page 2 of 2

                              INNAPHASE CORPORATION
                            MASTER SOFTWARE AGREEMENT

     This Master Software Agreement ("Agreement") is entered into by and between InnaPhase Corporation ("InnaPhase"), a Delaware corporation with principal offices at 1700 Race Street, Philadelphia, Pennsylvania 19103 and Anapharm Inc. with its Subsidiaries (as defined below) (collectively "Licensee") with principal offices at 2050 Rene-Levesque Blvd. West, Sainte-Foy, Quebec (Canada), GIV 2K8. In consideration of the mutual covenants exchanged herein, and intending to be legally bound hereby. InnaPhase and Licensee agree as follows:

1.   DEFINITIONS
     1.1 "Authorized Representative" shall mean the person authorized by each party to speak for and bind that party in all oral, email and written communications with the other party.
     1.2 "Database" means any database which contains any or all of the structures that comprise the data storage architecture of the Software.
     1.3 "Delivery Date" means the date by which the Software shall be delivered to the [Installation Location as given in the Rider
     1.4 "Documentation" means manuals and other materials related to the Software provided by InnaPhase to Licensee, and listed in any Rider hereunder.
     1.5 "Effective Date" means the date that this Agreement binds the parties, and is listed above the signature block. If no Effective Date is specified, then it shall be the earlier of the date that this Agreement is executed by both parties, or the date that InnaPhase delivers any Software or its components to Licensee.
     1.6 "License Fees" means the fees payable by Licensee to InnaPhase for the right to use the Software.
     1.7 "Object Code" means the version of the Software intended that may be executed by computers without compilation or any additional steps. "Object Code" excludes Source Code.
     1.8 "Maintenance" shall mean the services provided to maintain the Software hereunder.
     1.9 "Maintenance Fees" means the fees paid by Licensee, which entitle Licensee to receive Maintenance.
     1.10 "Price List" means one or more lists published by InnaPhase from time to time which specify License Fees, Maintenance Fees, and other charges set by InnaPhase.
     1.11 "Rider" means a hard-copy document that, when signed by both parties, is made a part of this Agreement. A sample Rider is attached hereto.
     1.12 "Server" Means any computer on which the Software, or any components of the Software, are installed, being understood that the Software may be used on a remote basis by any workstation on the LAN/WAN up to the applicable number of Users.
     1.13 "Service Fees" means the fees and other expenses charged by InnaPhase for services hereunder.
     1.14 "Software" means the computer programs known as "Watson LIMS" version
          6.2 and any future upgrades, and "OQ Scripts" version 6.2 and any future upgrades.
     1.15 "Source Code" means a version of the Software that intended to be read and edited by humans. "Source Code" excludes Object Code.
     1.16 "Subsidiaries" means all current and future business entities of which a party owns, directly or indirectly, more than fifty percent (50%) of the equity securities or other equity interest granting such party voting rights exercisable in electing the management of the entities, for so long as such ownership exists.
     1.17 "User" means a named person who is authorized to use the Software, as specified in a Rider.

2.   LICENSCE
     2.1 InnaPhase hereby grants to Licensee a perpetual, non-exclusive, non-transferable, right and license to use the Software in Object Code form only, as well as the Documentation, in accordance with the terms and conditions of this Agreement ("License"). No right to sublicense the Software is granted hereunder. The Software may only be used for Licensee's internal business purposes by certain, named Users, on particular Servers that are located at specific physical addresses.
     2.2 Licensee shall not copy or otherwise reproduce any part of the Software or Documentation, except as expressly authorized by this Agreement. In addition, Licensee shall use commercially reasonable efforts to prevent the Software or Documentation from being acquired, copied (except as expressly permitted herein), or otherwise handled by unauthorized persons. Notwithstanding the foregoing, Licensee is authorized to make and retain one copy of the Software in Object Code form and

                                     Page 1                         Confidential

          Documentation for back-up and disaster recovery purposes. All proprietary notices, logos, copyright notices, and similar markings shall be retained on such copies.
     2.3 Licensee shall not (a) make alterations to or modify the Software in any way; (b) combine or merge any part of the Software with any other computer programs; (c) grant sub-licenses, leases, or other rights in or to the Software; (d) use the Software at physical locations other than at the locations set forth in the applicable Rider, as amended;
          (e) permit use of Software by more than the authorized number of Users set forth in the applicable Rider; (f) permit use of the Software by any Users not named in the applicable Rider, as amended; (g) make any use of the Software except as expressly authorized by this Agreement; nor, (h) disassemble, decompile, decode or otherwise reverse engineer or attempt to reconstruct or discover any Source Code or underlying algorithms of the Software.
     2.4 Except for those rights specifically granted herein, Licensee is granted no other rights in or to the Software or Documentation. Any Software or Documentation delivered pursuant to any Rider hereunder, together with all copyrights, patents, trademarks, trade secrets, intellectual property and other rights therein, are and shall remain the sole property of InnaPhase.
     2.5 Licensee shall permit representatives of InnaPhase to inspect, on an annual basis, any Server at any location at which the Software is being used at reasonable times and on reasonable notice for the purpose of verifying that Licensee is not in default of this Agreement; provided however that prior to such inspection InnaPhase execute a confidentiality agreement satisfactory to Licensee.

     InnaPhase does not provide or license any Source Code to Licensee under this Agreement. InnaPhase agrees to deposit a current copy of the Source Code with an escrow agent for Licensee's benefit within fifteen (15) business days following Licencee's full payment of the License Fee due under this Agreement. During the term of this Agreement. InnaPhase shall keep the Source Code in escrow fully current by depositing the listings and all supporting documentation and related materials for each days after the date of such release to Licensee of the Software InnaPhase will notify the escrow agent that Licensee is a party to the escrow agreement. If at any time InnaPhase shall (i) become subject to any bankruptcy or insolvency proceeding under federal or state statutes, or (ii) discontinue support of the Software, except under circumstances where satisfactory provision shall have been made for the continued support of Licensee or where the cessation of support services is due to circumstances caused by Licensee, then at the request of Licensee the escrow agent shall deliver to Licensee a copy of the most recent version of the Source Code. [The Escrow Agreement shall be with DSI Technology Escrow Services, of Norcross. Georgia, and such Escrow Agreement will control any access to or use of Source Code;

3.   CHANGES TO USERS AND SERVERS
     3.1 The initial Rider shall specify the name and title of each authorized User, and the name, model, serial number and physical address of each Server ("Licensee Records"). This information shall be kept and maintained by Licensee's Authorized Representative.
     3.2 Licensee's Authorized Representative shall maintain Licensee's Records, including (a) each User's name, title, date of authorization, and date authorization ended; and (b) the name, model, serial number and location of each Server, and the start and stop dates such Server is in service. At InnaPhase's request, Licensee's Authorized Representative shall provide InnaPhase with a copy of Licensee's Records.
     3.3 Each time that a Server is moved to a new physical location within the same country, or one Server is replaced with another Server in a different physical location, Licensee's Authorized Representative shall notify InnaPhase of the same promptly after the move or change.
     3.4 Should Licensee desire to increase the number of Users or the number of Servers, or should Licensee desire to move or begin use of a Server in a different country. Licensee may request prior, written permission of InnaPhase("Change Request"). No such Change Request shall be deemed granted unless placed in a Rider and signed by both parties.
     3.5 Within thirty (30) days of the execution by both parties of a Rider that implements a Change Request, Licenses shall pay to InnaPhase the difference between the Licensce Fees on the then-current Price List before and after the approved Change Request.
     3.6 Where Licensee desires to move the Software to a different country, approval of a Change Request may be conditioned on Licensee signing a new licensce agreement with InnaPhase(or its

                                     Page 2                         Confidential
          foreign representative) that may contain terms different from this Agreement that are applicable to the country where the Software will be installed, and Licensee may be required to agree to different terms, fees and discount rates.
     3.7 If Licensee fails to comply with any of its reporting obligations under paragraph 3.4 above, and the Software is the subject of a Change Request entailing a higher fee than that charged for the preceding configuration, then Licensee shall pay to InnaPhase, retroactive to the date of such Rider approving the Change Request, the difference between the two fees, plus a penalty in the amount of twenty-five percent of such difference between the two fees.

4.   FEES
     4.1 Licensee shall pay to InnaPhase the License Fees and other Fees as set forth in the Price List or any applicable Rider.
     4.2  All Fees are payable without offset or deduction of any kind.
     4.3 Any invoices not paid within thirty (60) sixty days of the date of the invoice may be subject to a late payment charge of one-and-one-half percent (1.5%) per month, or the highest legal rate, if less.
     4.4 Any failure to pay an invoice within one hundred eighty (180) days of the date of the invoice shall be grounds for InnaPhase to stop any and all work or services until payment is received.
     4.5 All Fees payable under this Agreement are payable in United States dollars. All Fees are net of any applicable sales, use, property and other taxes and import or other duties, however designated or levied. Payment of all such taxes and duties (excluding taxes assessed upon the profit or gain of InnaPhase) shall be the sole responsibility of Licensee. If the Licensee in good faith contests any tax that is so payable or reimbursable by the Licensee, InnaPhase shall cooperate in the contest at the Licensee's expense. Licensee shall not be required to pay or reimburse InnaPhase for taxes based upon the net worth, capital, net income, or franchise of InnaPhase, nor taxes imposed upon InnaPhase solely by reason of InnaPhase doing business in or being incorporated in the jurisdiction imposing such taxes.

5.   TERM AND TERMINATION
     5.1 This Agreement shall commence on the Effective Date, and shall continue until terminated in accordance with this Agreement.
     5.2 Upon any material default of any provision of this Agreement by Licensee. InnaPhase may send Licensee a written notice of termination of this Agreement or any Rider hereunder, which shall automatically be effective thirty (30) days after the date of such notice, unless Licensee cures such default within the thirty (30) day period. Material defaults means, (a) any failure to pay InnaPhase any License Fees when due; (b) any breach of the confidentiality or proprietary rights provisions of this Agreement: (c) Licensee enters into bankruptcy, whether voluntary or involuntary; (d) Licensee has a receiver appointed; (e) Licensee becomes insolvent: (f) Licensee takes or suffers any similar action in consequence of debt, or (g) Licensee ceases or threatens to cease to carry on its business as usual.
     5.3 Any Fees due to InnaPhase for services performed, and any Fees accrued but not yet paid to InnaPhase, at the termination of this Agreement or any Rider hereunder for any reason shall be due InnaPhase immediately upon such termination. Notwithstanding the foregoing, if the Agreement is terminated for reason other than those listed in 5.2 above. InnaPhase shall reimburse any Fees (except the License Fee) paid by License for services not rendered or, in the case of the Maintenance Fee, an amount equal to the Maintenance Fee less one-twelve (1/12) thereof for cash month or portion thereof that this Agreement has been in effect.
     5.4 Upon termination of this Agreement pursuant to Section 5.2 only, (a) all of Licensee's Licenses are terminated; (b) Licensee shall immediately cease using the Software: (c) any data accumulated by Licensee while the Software was licensed in compliance with this Agreement may be retained by the Licensee: and (d) Licensee shall return to InnaPhase all copies of the Software and Documentation.
          Upon written request from InnaPhase, an officer of Licensee shall promptly confirm in writing to InnaPhase the specific steps taken by Licensee to comply with this provision.

6.   MAINTENANCE
     6.1 InnaPhase hereby agrees to provide, and Licensee hereby agrees to purchase Maintenance as described below for at least one (1) year following execution of each Rider for each item of Software and related Documentation.
     6.2 After the first year, Maintainence will automatically renew each year for subsequent one (1) year periods, unless Licensee terminates

                                     Page 3                         Confidential

          Maintenance for any or all Software by written notice received by InnaPhase at least thirty (30) days prior to the end of the then-current Maintenance period. After (5) five years, either party may terminate maintenance. If InnaPhase terminates its maintenance Program for Licensee at anytime, Licensee shall have the immediate right to have the Source Code for the then current version of the Software handed over to it under the escrow agreement. If a Maintenance Fee is not received by the date due, then InnaPhase reserves the right to suspend Maintenance until such payment is received.
     6.3 For the first three (3) years the Maintenance Fee for the Software shall be seventy-five thousand dollars ($75,000) per year and thereafter, for each subsequent years, InnaPhase may once a year, upon 30 days notice, increase the annual Maintenance Fee by the percentage increase in the Consumer Price Index applicable to the greater Montreal Region published by Statistics Canada (1992=100.0) applied to the last Maintenance Fee charged to Licensee for each of the Software the previous year.
     6.4 Maintenance will begin upon execution of this Agreement, and shall include: (a) Off-site telephone support from InnaPhase's North America offices, Monday through Friday, 8:00 am to 5:00 pm Eastern Time, and off-site telephone support at InnaPhase's France offices, Monday through Friday, 9:00 am to 5:30 pm CET, excluding statutory holidays and local InnaPhase holidays; (b) twenty-four (24) hours per day, seven (7) days a week resources that Licensee may also contact at InnaPhase for emergency support outside hours mentioned in (a); and,
          (c) improvements, application enhancements and updates to the Software that are designated as such by InnaPhase in support of operating system changes to keep the Software competitive in the marketplace. InnaPhase will maintain the Software in accordance with InnaPhase's then-current specifications.
     6.5 If during the term of the maintenance program, Licensee encounters a problem in the usage of the Software, Licensee shall notify InnaPhase and InnaPhase will acknowledge receipt of Licensee's notification within four (4) hours and start diagnosing said problem, if the notification is received (during business hours. If notification is made outside business hours. InnaPhase will acknowledge receipt and start diagnosing said problem as soon as practicable, but no later than the next business day. In the event that InnaPhase is unable to remedy a major problem using all best efforts to remediate as soon as feasible, but in no event longer than thirty (30) days after it has received notification of the same, Licensee shall have the right to terminate the Maintenance provisions of this Agreement. Should Licensee elect to terminate Maintenance, InnaPhase will promptly refund to Licensee the unexpired portion of the Maintenance fees paid by Licensee for the then-current Maintenance period. If it is determined by InnaPhase that said problem is caused by an error in the Software. InnaPhase will correct said problem. If it is determined that said problem is not caused by an error in the Software, Licensee shall pay InnaPhase, in accordance with InnaPhase then current rates, for all work perform to diagnose and determine the cause of said problem. Maintenance does not include any of the following, which may be available at additional cost pursuant to an additional Rider signed by the parties: Installation, education, training, consulting, programming, special services, or customized features, or new or additional Software items not specified on a Rider.
     6.6 InnaPhase shall use its reasonable best efforts to provide a prompt, correct response to telephone inquiries from Licensee. If technically feasible, remedial services in the form of corrections in response to verified problems with the Software will be completed during ordinary business hours in the day on which Licensee reports and verifies the problem. Maintenance services furnished hereunder shall be performed by InnaPhase at its premises during ordinary business hours employing adequate remote diagnostic procedures, unless through such remote diagnostic procedures InnaPhase is unable to perform promptly the services required hereunder, in which case InnaPhase will make such visits to Licensee's sight as are necessary to provide such services. InnaPhase represents, warrants and agrees that all support and Maintenance services provided hereunder shall be performed in a prompt and workmanlike fashion in accordance with good and customary industry standards.

7.   CUSTOMIZATION
     7.1 Upon request from Licensee, InnaPhase may agree to customize the Software and Documentation to suit Licensee's particular needs or preferences ("Custom Software"). Any such arrangement shall be covered by a Rider under this Agreement and which shall set for the fees, terms, conditions which cover such customization.

                                     Page 4                         Confidential

     7.2 Unless the Rider expressly provides otherwise, InnaPhase shall own all right and title in and to any and all such Custom Software, and which shall be deemed to be licensed to Licensee as an additional item of Software under the License.

8.   LIMITED WARRANTY
     8.1 For each item provided to Licensee by InnaPhase, the period for any warranties under this Agreement shall commence on the Effective date for Watson LIMS version 6.2 and on the date of delivery for any other items and shall continue for a non-extendable period of one hundred eighty (180) days ("Warranty Period").
     8.2 InnaPhase represents to Licensee that the Software and related Documentation have tangible value: and that InnaPhase has the right to license, market and distribute, maintain and support the Software.
     8.3 InnaPhase represents that, to the best of in knowledge, the Software (and the magnetic or other media in which they are embedded) provided by it do not contain any viruses or programming codes or instructions that are constructed to damage, interfere with or otherwise adversely affect the Software.
     8.4 InnaPhase warrants that at the time of delivery of the Software and upgrades thereafter, the Software and upgrades will perform its substantial accordance with the Documentation and specifications. If the Software does not perform as warranted. Licensee shall notify InnaPhase of the purported failure to perform and InnaPhase shall, at its option and expense, and within a commercially reasonable period of time, undertake to correct the Software, replace the Software free of charge with a software having the same functionality, or, if neither of the foregoing is commercially practicable, terminate this Agreement and refund to Licensee the License Fee and Maintenance Fee actually paid.
     8.5 InnaPhase's sole obligation under the warranties herein is that InnaPhase shall use commercially reasonable efforts to remedy or repair the Software or other item, as soon as reasonably practicable. InnaPhase may, at its sole discretion, provide either an update of the affected item or an alternative method that has substantially the same functionality.
     8.6 InnaPhase's warranty obligation is conditioned upon: (a) Licensee providing InnaPhase written notice of any substantial malfunction promptly and in any event within the Warranty Period; (b) the said malfunction being repeatedly demonstrable by InnaPhase's technical representatives: and (c) the Software has not been added to or modified by Licensee or any one other than InnaPhase.

9.   DISCLAIMER OF WARRANTIES; LIMITATION OF LIABILITY
     9.1 EXCEPT AS EXPRESSLY STATED HEREIN, INNAPHASE DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE.
     9.2 IN NO EVENT WILL INNAPHASE BE LIABLE TO LICENSEE OR ANY OTHER PARTY FOR ANY REASON WHATSOEVER, WHETHER IN CONTRACT OR TORT, FOR ANY LOSS RESULTING FROM THE USE OF THE SOFTWARE OR OTHER ITEM, WHETHER INTENDED OR FORESEEABLE, OR FOR ANY FORM OF INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL, OR INCIDENTAL LOSS, DAMAGE OR EXPENSE (INCLUDING, BUT NOT LIMITED TO, LOSS DUE TO INABILITY TO OBTAIN DATA, LOSS OF BUSINESS, OR LOSS OF ANTICIPATED PROFITS) IN CONNECTION WITH OR ARISING OUT OF THE FURNISHING, FUNCTIONING OR USE OF ANY SOFTWARE OR OTHER ITEM PROVIDED UNDER THIS AGREEMENT OR ANY RIDER ENTERED INTO PURSUANT TO IT, EVEN IF ADVISED OF THE POSSIBILITY THEREOF.
     9.3 EXCEPT FOR LIABILITY FOR PATENT OR COPYRIGHT INFRINGEMENT OR FOR ANY DEATH, PERSONAL INJURY OR PROPERTY DAMAGE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF INNAPHASE HEREUNDER, INNAPHASE's LIABILITY HEREUNDER SHALL NOT IN ANY EVENT EXCEED THE FEES RECEIVED BY INNAPHASE FROM LICENSEE FOR THE PARTICULAR INNAPHASE SOFTWARE PRODUCT OR SERVICES INVOLVED.
     9.4 INNAPHASE DOES NOT MAKE ANY WARRANTIES, AND HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, REGARDING ANY HARDWARE OR THIRD PARTY

                                     Page 5                         Confidential

          SOFTWARE, EVEN IF SUCH HARDWARE OR THIRD PARTY SOFTWARE WAS ACQUIRED BY INNAPHASE FOR USE BY LICENSEE. ALL WARRANTIES, IF ANY, FOR ANY HARDWARE OR THIRD PARTY SOFTWARE, ARE MADE BY THE VENDORS OF SUCH HARDWARE OR THIRD PARTY SOFTWARE, AND ARE PROVIDED DIRECTLY BY SUCH VENDORS TO LICENSEE.
     9.5 IN NO EVENT WILL INNAPHASE HAVE ANY LIABILITY, BASED ON CONTRACT, TORT OR OTHERWISE, FOR DIRECT, INDIRECT, CONSEQUENTIAL, OR ANY OTHER DAMAGES ARISING FROM ANY THIRD PARTY SOFTWARE WITHIN OR MADE A PART OF THE LICENSED SOFTWARE.

10.  PROPRIETARY RIGHTS
     10.1 Without InnaPhase's prior written consent, Licensee shall not provide to third parties, in whole or in part, in any manner, the original or any copy of Software. Documentation or any other item provided by InnaPhase to Licensee.
     10.2 Licensee acquires no right in or to any InnaPhase trademarks, copyrights, patents, trade secrets or any other intellectual property rights of InnaPhase or any third parties by entering into this Agreement or any Rider.
     10.3 Licensee shall take all reasonable precautions to maintain the confidentiality of the Software, which precautions shall be at least equivalent to those precautions Licensee takes to protect its own confidential information, and in no event, less than reasonable precautions. However, Licensee bears no responsibility for safeguarding information that is publicly available, already in Licensee's possession, obtained by Licensee from third parties without restrictions on disclosure, independently developed by Licensee without reference to confidential information, or required to be disclosed by order of a court or other governmental entity.
     10.4 Notwithstanding anything herein to the contrary, Licensee may authorize its third party consultants who are hired by Licensee under written agreement to Use the Software in accordance with the terms of this Agreement, provided that such third party consultants sign a Licensee confidentiality agreement,
     10.5 InnaPhase acknowledges that, in the course of its performance of this Agreement, it may become privy to certain information that Licensee deems proprietary and confidential. InnaPhase agrees to treat all information in a confidential manner and will not disclose or permit to be disclosed the same, directly or indirectly, to any third party without Licensees prior written consent.

11.  ASSIGNMENT
     11.1 Neither this Agreement nor any rights of Licensee hereunder shall be transferred or assigned, in whole or in part, without the prior written consent of InnaPhase.
     11.2 Notwithstanding the above, Licensee may assign this Agreement (a) pursuant to a spin-off, merger or sale of all or substantially all of its assets or (b) within the Licensee family of companies, in both cases without the prior permission of InnaPhase and at no additional cost, provided Licensee provide InnaPhase with written notice within ninety (90) calendar days following any such assignment.

12.  INDEMNIFICATION
     12.1 InnaPhase shall, at its expense, defend or settle any claim, action or allegation brought against Licensee that the Software or item, when used within the scope of this Agreement, infringes any patent, copyright, trade secret or other proprietary or intellectual property right of any third party and shall pay any final judgments awarded or settlements entered into; provided that Licensee gives prompt written notice to InnaPhase of any such claim, action or allegation of infringement and gives InnaPhase the authority to proceed as contemplated herein. InnaPhase will have the exclusive right to defend any such claim, action or allegation and make settlements thereof at its own discretion, and Licensee may not settle or compromise such claim, action or allegation, except with prior written consent of InnaPhase. Licensee shall, at InnaPhase expense, give such assistance and information as InnaPhase may reasonably require to settle or oppose such claims, defend or settle, at its option, any action brought against Licensee arising from any claim brought in a United States court that Licensee's use of the Software, in the form provided by InnaPhase to Licensee, and in accordance with the terms of this Agreement and the License hereunder, infringes any patent, copyright, trademark, trade secret ("Claim").
     12.2 If the Software is the subject of a Claim, InnaPhase may at its option and expense either: (1) obtain an appropriate license for Licensee to continue using the Software: or (2) replace or modify the Software
          (or parts thereof) that is the subject of the Claim so that it is functionally

                                     Page 6                         Confidential
          equivalent and no longer infringing as alleged. Except for its indemnification obligations set forth above, InnaPhase shall have no further liability to Licensee.

13.  NON-SOLICITATION; NON-HIRING
     13.1 The parties agree to pay to the Non-Hiring Party ("NHP") 1.5 times the total of annual salary plus most recent bonus for each NHP employee solicited by the parties, other than any non NHP targeted employment recruitment process, and accepting employment by the parties during the term of this Agreement and for a period of 12 months after termination of this Agreement. The wage rate will be determined by the employee's pay rate at the time the employee leaves NHP's employ. Licensee and InnaPhase agree that such payment will represent fair and reasonable compensation to NHP for the loss of its employee and subsequent recruiting, training and temporary held necessary to replace any such NHP employee. This sum will be fully due and payable upon the employee's notice of resignation to NHP and will be considered separate and apart from any and all other payments due under this Agreement.

14.  SUB-LICENSING THIRD PARTY SOFTWARE
     14.1 InnaPhase may be a value added reseller ("VAR") or perform similar services for certain third party providers of software, incorporating their software (the "Third Party Software") into InnaPhase's Software. In such cases, the provisions of this Section apply.
     14.2 License. Use of any Third Party Software is limited to Object Code to
          -------
          the maximum number of Users actually licensed by the Licensee for its own internal data processing as detailed in the Rider.
     14.3 Scope of Use. The Third Party Software is licensed for use with
          ------------
          InnaPhase's Software only and not for any other purpose; no title is intended to pass to the Licensee, and no right is granted to rent, time-share, or reproduce the Third Party Software, except for temporary transfer in the event of malfunction.
     14.4 No Reverse Engineering. The Licensee agrees not to disassemble,
          ----------------------
          decompile, decode, or otherwise reverse engineer or attempt to reconstruct or discover any source code or underlying algorithms of any Third Party Software. Duplication is permitted only for a single backup or archival copy.
     14.5 No Export or Re-Export. The Licensee agrees not to export or re-export
          ----------------------
          any Third Party Software outside of the United States, except in accordance with all applicable law and regulations.
     14.6 No Use of Third Party Name or Trademarks. The Licensee may not use the
          ----------------------------------------
          name or trademarks of any Third Party provider of software without the prior written permission of such Third Party.
     14.7 Third Party Beneficiary; Assignment of Rights. The Third Party
          ---------------------------------------------
          provider of software shall be an intended third party beneficiary of the foregoing provisions; InnaPhase shall assign to such Third Party whatever rights are necessary to assure that the Third Party obtains the benefit of the foregoing third party provisions of this Agreement.
     14.5 No Publication. The Licensee will not publish any results of benchmark
          --------------
          tests run on the Software application programs without first obtaining InnaPhase's written consent.
     14.9 Inherently Dangerous Application. The Software is not specifically
          --------------------------------
          developed or licensed for use in any inherently dangerous applications. The Licensee hereby agrees that neither the Third Party nor InnaPhase shall be liable for any claims or damages arising from such use.

15.  INSURANCE
     15.1 At all times while performing services pursuant to this Agreement at Licensee's site, InnaPhase shall maintain, at its sole cost and expense, at least the following insurance, with limits of liability not less than stated below. Licensee shall have the right to inspect and review the policies in their entirety and shall be provided with copies upon written request. Upon the written request of Licensee, certificates of insurance shall be delivered to the Licensee prior to performance of any services hereunder, and any change or cancellation shall not be valid without thirty (30) days prior written notice to the Licensee. (a) Commercial General Liability - combined single limit for bodily injury and property damage of not less than $1,000,000 for each occurrence and annual aggregate, providing: (i) completed operations coverage, and (ii) contractual liability coverage. (b) Workers' Compensation Insurance and Employer's Liability Insurance - with limits or liability for workers' compensation, of not less than those required by law. (c) Excess Umbrella Liability Insurance - in the amount of $2,000,000.

16.  GENERAL

                                     Page 7                         Confidential

     16.1 Governing Law. This Agreement and all Riders and other documents under
          -------------
          it shall be governed by and interpreted under the law of the State of Delaware, without resort to its conflict of laws principles.
     16.2 InnaPhase's Role. Licensee acknowledges and accepts that the role of
          ----------------
          InnaPhase is solely that of a supplier of Software and related items and services hereunder and that it is Licensee's responsibility to determine its own data processing requirements and to satisfy itself that the Software meets such requirements. Furthermore, Licensee recognizes it is responsible for the selection, use of and results obtained from any Software or equipment used in conjunction therewith.
     16.3 Publicity. Upon execution of this Agreement, InnaPhase shall have the
          ---------
          right to make press releases regarding the relationship with the Licensee established hereunder and to post such releases on its web site; provided that InnaPhase must submit such press releases to Licensee and obtain Licensee written approval prior to making or posting the press release. InnaPhase and the Licensee both shall have the right to make press releases relating to subsequent developments between the parties; provided that the party desiring to make the press release must submit such press release to the other party and obtain the other party's approval prior to making of posting the press release.
     16.4 Notices. Any notice required or permitted under the terms of this
          -------
          Agreement or required by law must be in writing and must be (a) delivered in person, (b) sent by first class registered mail, or air mail, as appropriate, (c) sent by overnight air courier, in each case properly posted and fully prepaid to the appropriate address set forth below, or (d) sent by facsimile provided that the sending party can confirm that the fax transmission was successfully transmitted to the receiving party and the facsimile is also sent on the same day via first class mail to the receiving party. Either party may change its address for notice by notice to the other party given in accordance with this paragraph. Notices will be considered to have been given at the time of actual delivery in person or by facsimile, three (3) business days after deposit in the mail as set forth above, or one (1) business day after delivery to an overnight air courier service.
     16.5 Force Majeure. No party to this Agreement or any Rider hereunder shall
          -------------
          be liable for delay or failure in the performance of its contractual obligations arising from any one or more events beyond its reasonable control. Upon such delay or failure affecting one party, the affected party shall notify the other party and may take all commercially reasonable steps to cure or alleviate the cause of such delay or failure to resume performance of its contractual obligations as soon as reasonably possible.
     16.6 Waiver. The failure of any party to enforce or exercise, at any time
          ------
          or for any period of time, any term of or any right arising pursuant to this Agreement or any Rider under it does not constitute, and shall not be construed as, a waiver of such term or right and shall in no way affect that party's right to later enforce or exercise it. The waiver by either party of the breach of any provision of this Agreement shall not constitute a waiver of the breach of any other provision or of the subsequent breach of the same or any other provision.
     16.7 Severability. The invalidity or unenforceability of any term of or any
          ------------
          right arising pursuant to this Agreement or any Rider shall in no way affect the remaining terms or rights.
     16.8 Binding effect. This Agreement shall be binding upon and inure to the
          --------------
          benefit of the parties hereto and upon, their permitted successors and assigns.
     16.9 Amendment. This Agreement may not be amended, waived, terminated or
          ---------
          superseded except by a written instrument signed by the parties.
     16.10 Hierarchy. In the event of there is an inconsistency between this
           ---------
          Agreement and any Rider hereunder, the terms of the Rider shall govern and control, unless such Rider expressly provides otherwise. This Agreement and the applicable Rider hereunder shall govern and control in the case of any inconsistency between either of them and any purchase order, written confirmation, or other document issued by either party.
     16.11 Plural and Singular Usage. As used herein, the singular of any term
           -------------------------
          includes the plural and the plural means the singular, whenever the context so requires.
     16.12 Headings. The section headings in this Agreement are inserted for
           --------
          convenience only and are not intended to affect the meaning or interpretation of this Agreement.
     16.13 Negotiations. Both InnaPhase and Licensee acknowledge that they were
           ------------
          both given an equal opportunity to negotiate the terms and conditions of this Agreement and any Riders hereunder and agree that the identity of the drafter of this Agreement is not relevant to the interpretation of the terms and conditions of this Agreement or any Rider hereunder.

                                     Page 8                         Confidential

     16.14 Arbitration. All disputes between the parties to this Agreement shall
           -----------
          be submitted to one arbitrator in binding arbitration in accordance with the Commercial Rules of the American Arbitration Association ("AAA"). Three arbitrators familiar with the computer software industry shall be appointed: one by InnaPhase, one by Licensee, and a third selected by the two arbitrators selected by InnaPhase and Licensee. In the event the first two arbitrators can not agree on the selection of a third, such third arbitrator shall be appointed by the American Arbitration Association. All decisions and awards shall be made by a majority of the three arbitrators. Notice of a demand for arbitration of any dispute subject to arbitration by one party shall be filed in writing with the other party and with the American Arbitration Association. Each party shall advise the other of its selected arbitrator within 10 days of the date of notice. A stenographic record shall be made of all arbitration hearings. The parties shall share all costs of arbitration, and shall be responsible for their respective attorneys fees and costs. Evidence and argument may be entered in person or by telephone, fax, postal mail, electronic mail, and any other methods of communication approved by the arbitrator. The arbitrators shall conduct the arbitration proceeding and issue a written award within 180 days of the arbitrator's appointment. Judgment upon the award may be entered and enforced in any court of competent jurisdiction.
     16.15 Entire Agreement. The entire understanding between the parties is
           ----------------
          contained in this Agreement and any Rider hereunder. This Agreement supersedes all prior statements, representations, agreements, understandings, and negotiations, whether written or oral, and in all cases takes precedence.

     In Witness Whereof, the parties have executed this Agreement by their authorized representatives.

     Effective Date: 30th March 2001

     InnaPhase:                           Licensee:
Name InnaPhase Corporation        Name


Signed  /s/ Fred M. Powell        Signed  /s/ FRANCOIS VALLEE
        ----------------------            --------------------------------------
Name    Fred M. Powell            Name    FRANCOIS VALLEE
Title   SVP Finance & Admin       Title   Vice-President, Bioanalytical Division
Address 1700 Race Street          Address 2850 Boul Reve-Levesque Quest
        Philadelphia. PA 19103            Ste-Foy Quebec
                                          GIV 2K8

                                     Page 9                         Confidential

                                    RIDER TO
                        MASTER SOFTWARE LICENSE AGREEMENT

                                                        Rider Date  01-03-30

                                                        Agreement Date  01-03-30

                                                        Licensee  Anapharm Inc

This is a Rider to the Master Software License Agreement entered into by and between Licensee and InnaPhase Corporation (hereinafter the "Agreement"). In the event a discrepancy should arise between the provisions of this Rider and those of the Agreement, the provisions of this Rider shell apply.

InnaPhase Watson LIMS Licenses, Test Scripts, and Maintenance

-----------------------------------------------------------------------------------------------------------------
Part      QTY       Item           Description            Total                      Payment Terms
Number
-----------------------------------------------------------------------------------------------------------------
IPWL1    400     Watson(R)     400 User Watson        $300,000US       $150,000 due March 31, 2001 net 30 days
                 LIMS          LIMS License                            $150,000 due June 1, 2001 net 30 days
-----------------------------------------------------------------------------------------------------------------
ISVDOQ   1       OQ Scripts    Comprehensive OQ       $20,000US        $ 10,000 due March 31, 2001 net 30 days
                               test Scripts for                        $ 10,000 due May 1, 2001 net 30 days
                               Watson LIMS
-----------------------------------------------------------------------------------------------------------------
ISM01    3       Annual        Maintenance Fee for    $75,000US/yr     $ 75,000 due on June 29, 2001 net 30 days
         Years   Maintenance   Watson LIMS, for
                               period April 1, 2001
                               to March 31, 2004

-----------------------------------------------------------------------------------------------------------------

InnaPhase EP2 Licenses and Maintenance

-----------------------------------------------------------------------------------------------------------------
Part      QTY       Item           Description           Total                      Payment Terms
Number
-----------------------------------------------------------------------------------------------------------------
IPEP2    10      EP2           10 User EP2            $200,000US       $200,000 due December 1, 2001 net 30
                               License                                 days, or notification of Intent to not
                                                                       purchase.
                                                                       If intend to not purchase, $100,000 due
                                                                       December 1, 2001 net 30 days
-----------------------------------------------------------------------------------------------------------------
         1       EP2           Annual Maintenance     $34,000          $34,000 due December 1, 2001 net 30 days
                 Maintenance   Fee for EP2                             if EP2 licenses are purchased
-----------------------------------------------------------------------------------------------------------------

The Installation location for the Software is Anapharm, Inc.'s facility in Sainte-Foy, Quebec.

                               Page 1                               Confidential

The terms of the Agreement not modified by this Rider shall remain in full force and effect. This Rider together with the above referenced Agreement constitutes the entire agreement of the parties and supersedes all prior understanding and agreements, whether written or oral.

     In Witness Whereof, the parties by their authorized representatives have executed this Rider, which is made a part of the Agreement as of the date stated above.

InnaPhase Corporation                     Licensee (Name): Anapharm


/s/ Fred M. Powell                        /s/ Francois Vallee
----------------------------------------  --------------------------------------
Signature                                 Signature

Fred M. Powell - SVP Finance & Admin      Vice-President, Bioanalytical Division
Name/Title                                Name/Title

                                          2050 Boul. Rene-Levesque Quest,
                                          Ste-Foy, Quebec
1700 Race Street, Philadelphia, PA 19103  GIV 2K8
Address                                   Address

                               Page 2                               Confidential

                                    RIDER TO
                        MASTER SOFTWARE LICENSE AGREEMENT

                                                  Rider Date 30th March 2001

                                                  Agreement Date 30th March 2001

                                                  Licensee  Anapharm Inc

This is a Rider to the Master Software License Agreement entered into by and between Licensee and InnaPhase Corporation (hereinafter the "Agreement"). In the event a discrepancy should arise between the provisions of this Rider and those of the Agreement, the provisions of this Rider shall apply.

ADDITIONAL SERVICES

InnaPhase undertake to provide after the delivery of the Watson LIMS version 6.3, and represent to Anapharm Inc. that InnaPhase has all the resources to do so within AnnaPharm Inc.'s validation schedule for the Watson LIMS, the following Watson LIMS Services upon request from Anapharm Inc. within a reasonable delay but not exceeding thirty (30) days after the request:

-----------------------------------------------------------------------------------------------
Part      QTY          Item                           Description                       Total
Number
-----------------------------------------------------------------------------------------------
ISV003   5 Days   Operational       Assistance in the execution of OQ Scripts          $10,000*
                  Qualification
-----------------------------------------------------------------------------------------------
IST001   1        Watson Training   Onsite hands-on user training. 10 attendees max.   $ 9,000*
-----------------------------------------------------------------------------------------------
ISI001   1 Day    Installation      Installation Service for Watson LIMS               $ 2,000*
-----------------------------------------------------------------------------------------------
ISIO02   5 Days   Consulting        Consulting service                                 $10,000*
-----------------------------------------------------------------------------------------------

*Price does not include reasonable travel expenses.

     In Witness Whereof, the parties by their authorized representatives have executed this Rider, which is made a part of the Agreement as of the date stated above.

InnaPhase Corporation                     Licensee (Name): Anapharm


/s/ Fred M. Powell                        /s/ Francois Vallee
----------------------------------------  --------------------------------------
Signature                                 Signature

Fred M. Powell SVP - Finance and Admin    Vice-President, Bioanalytical Division
Name/Title                                Name/Title

                                          2050 Boul. Rene-Levesque Quest,
                                          Ste-Foy, Quebec
1700 Race Street, Philadelphia, PA 19103  GIV 2K8
Address                                   Address

[LOGO] InnaPhase

December 21, 2001

Ms. Claudine Gosselin
2050 Rene-Levesque Blvd. West
Sainte-Foy, Quebec G1V 2K8

Dear Ms. Gosselin:

InnaPhase Corporation is pleased to provide this quotation for the acquisition of our EP2 technology. Per the terms of our existing agreement, Anapharm may purchase 10 users of EP2 for a discounted price of $100,000US. Note that this amount is in addition to the deferred $100,000US due for the acquisition of the Watson technology which occurred in March 2001. While the payment of the deferred $100,000 is due in full, the fee for the EP2 software will be split, with $50,000US due at time of order, and $50,000US due on June 30, 2002.

During our meeting of December 13, we also discussed the provision of EP2 validation services. A quotation for these services is included. Note that these services are being offered on a lump sum basis. A description of the service work to be performed is included in Attachment A.

In order to accomplish a timely implementation of EP2, Anapharm may elect to take advantage of InnaPhase's expert consulting services and training program. A quotation for these services is included below.

InnaPhase EP2 Software and Maintenance

-------------------------------------------------------------------------------------------
Part       QTY          Item         Description          Total         Payment Terms
No.
-------------------------------------------------------------------------------------------
IL003    10 users   EP2           EP2 Pharmacokinetic   $100,000US   $50,000US net 30 days
                                  Database technology                $50,000US due June 30,
                                                                     2002 net 30days
-------------------------------------------------------------------------------------------
IM003    1 year     Maintenance   Annual Maintenance
                                  for December 31,      $ 34,000     Net 30 days
                                  2001 through March
                                  30, 2003
                                  Based on 17% of the
                                  undiscounted license
                                  fee
-------------------------------------------------------------------------------------------

InnaPhase EP2 Services

---------------------------------------------------------------------------------------------------
Part       QTY           Item            Description               Total         Payment Terms
No.
---------------------------------------------------------------------------------------------------
ISV003   1 project   EP2 Validation   Given in Attachment A      $150,000US   Net 30 days following
                                      Includes OQ test                        completion of service
                                      scripts                                 milestones
----------------------------------------------------------------------------------------------------
ISI002   20 days     Consulting       Onsite services            $ 40,000US   Net 30 days following
                     Services         relating to installation                completion of service
                                      and implementation                      milestones
----------------------------------------------------------------------------------------------------
IST002   4 Days      EP2 Training     Onsite hands-on user       $ 12,000US   Net 30 days following
                                      training. 10 attendees                  completion of training
----------------------------------------------------------------------------------------------------

Terms and Conditions
--------------------
EP2 Annual Maintenance Fee of $34,000 will be held constant for 3 years and will not be subject to escalation until March 31, 2005.

For additional licenses of EP2, the following pricing is offered:
..    Additional single registered users can be purchased for $10,000US per user until December 31, 2003.

All maintenance associated with additional EP2 licenses will be calculated at $3,400US per user per year, prorated as required, and will not be subject to escalation until March 31, 2005.

All services are provided on a time and materials basis.
Price does not include travel expenses, which are billed at cost.
The purchase of the EP2 software is subject to the terms and conditions of the Master Software Agreement, previously executed between Anapharm and InnaPhase Corporation.
All pricing is contingent on receipt of a purchase order by December 21, 2001.

We are pleased to provide this quotation, and look forward to our continued work with Anapharm.

Best Regards,


Ann L.Casaday
Director - Enterprise Sales

Attachments: Attachment A - Validation Services

                                  SCHEDULE 4.30

                              LEASED REAL PROPERTY

                     [Summary of French Written Documents]


The French attached document titled "Convention de partage de propriete" as already been summarized in this schedule as follows:

APARTMENTS LOCATED AT:


     -    9, Dupont Street, St. Romuald (Quebec)

          Lessor:   Jacques Dufour;

          Lessee:   Anapharm inc., 2050, West Rene-Levesque Blvd, Quebec
                    (Quebec);.

          Term:     April 1, 2002 to June 30, 2004;

          Space:    3 1/2 rooms;

          Rent:     $ 750 for the months of April, May and June;

                    $ 650 from July 2002 to July 2003; and

                    $ 675 from July 2003 to July 2004.

          Renewal notice:Renewal 4 months before July 2003 or July 2004.


The French lease form titled in a black rectangle "Bail" as already been summarized in this schedule as follows:

     -    817, Rochette Street, Ste.Foy (Quebec)

          Lessor:   Isabelle A. Vandandaigue and Benoit Giguere

          Lessee:   Anapharm inc., 2050, West Rene-Levesque Blvd, Quebec
                    (Quebec);.

          Term:     February 1, 2002 to June 30, 2003;

          Space:    3 1/2 rooms;

          Rent:     $ 450 for the months of April, May and June;

                    $ 650 from July 2002 to July 2003; and

                    $ 675 from July 2003 to July 2004.

                                  SCHEDULE 4.30

                              LEASED REAL PROPERTY


BUILDINGS LOCATED AT:

     - 90, Des Forges Blvd, Trois-Rivieres (Quebec): see lease summary attached hereto;

     - 60, Decarie Blvd, Montreal (Quebec): see lease summary attached hereto;

     - 2050, West Rene-Levesque Blvd, Quebec (Quebec): see lease summary attached hereto.

APARTMENTS LOCATED AT:

     -    2350, West Rene-Levesque Blvd, Quebec (Quebec)

          Lessor:             Le Mistral, s.e.n.c., 390, Ste.Foy Road, app.
                              1804, Quebec (Quebec)

          Lessee:             Anapharm inc., 2050, West Rene-Levesque Blvd,
                              Quebec (Quebec);.

          Term: Until March 31, 2002 and will not be subject of a renewal;

          Space:              4 1/2rooms;

          Miscellaneous:      furniture included; 2 external parking lots;
                              electricity, heating and hot water paid by lessor;
                              common area maintenance by lessor;

          Rent:               $1,000 per month.

          Cancellation:       lessee may cancel the lease, at any time after
                              July 31, 2000, by a one month notice.

     -    9, Dupont Street, St. Romuald (Quebec)

          Lessor:             Jacques Dupont;

          Lessee:             Anapharm inc., 2050, West Rene-Levesque Blvd,
                              Quebec (Quebec)

          Term:               April 1, 2002 to June 30, 2004.

          Space:              3 1/2rooms;

          Rent:               $750 for the months of April, May and June;

                              $650 from July 2002 to July 2003; and

                              $675 from July 2003 to July 2004.

          Renewal notice:     Renewal 4 months before July 2003 or July 2004.

     -    817, Rochette Street, Ste.Foy (Quebec)

          Lessor:             Isabelle A. Vandandaigue and Benoit Giguere

          Lessee:             Anapharm inc., 2050, West Rene-Levesque Blvd,
                              Quebec (Quebec);

          Term:               February 1, 2002 to June 30, 2003;

          Space:              3 1/2 rooms

          Rent:               $450 for the months of April, May and June;

                              $650 from July 2002 to July 2003; and

                              $675 from July 2003 to July 2004.

          Renewal notice:     Les see may cancel the lease at any time, subject
                              however to a 3 month notice and one month of rent as penalty.

ANAPHARM INC

LEASE SUMMARY AT 5160 BOUL DES FORGES, TROIS-RIVIERES, QUE.


Address of lessee                         Address of Lessor
5190 Boul des Forges                      Groupe Champagne s.e.n.c.
Trois-Rivieres                            4905 Herve Biron
                                          Trois-Rivieres
                                          G8Y 4X6


Term:                      April 1, 2001 to Mars 31, 2003
                           2 years

Area:                      1300 sq. ft.

Parking:                   Some spots available without fees

Gross lease:               $14.50 par sq. ft.

ANAPHARM INC

LEASE SUMMARY AT 5160 DECARIE, MONTREAL

Address of lessee                           Address of Lessor
5160 boulevard Decarie                      Societe 5160 boulevard Decarie
5th floor                                   1002 rue Sherbrooke ouest, sut. 2625
Montreal, Que                               Montreal, Que,
H3X 2H9                                     H3A 3L6

Term:          August 1, 2000 to March 31, 2008
               7 years and 8 months


Area:          3,900 sq. ft - ground floor
               16,455 sq. ft. - 5th floor -1/08/2000     24,582 sq. ft. in total
               4,027 sq. ft. - 5th floor - 01/12/2000
               XXX sq. ft. - storage area (parking floor)  $150/month


Parking:       Possibility of 18 not allocated internal spots max.  $95/mo. + tx
               2 allocated internal spots                           $95/mo. + tx
               3 external spots                                     $65/mo. + tx

Minimum rent net:  Years 1 to 5 and 8 months $8,25 + opening costs + 15 %
                   24 following months            $10,00 + operating costs + 15%
                   3 years if option exercised    $10,00 + operating costs + 15%

Operating costs: (estimated at $7.36 per sq. ft. with a maximum of $8 for year 1)
               Insurance +  taxes + electricity = real costs + 15%
               Tax on capital = real cost with a maximum of $0.48 per sq. ft. Other costs = real cost with max. increase of the City of Montreal's CIP

Renewal option:
               1 option for 3 years with 6-month notice

Deposit:       Bank letter of credit of $125,000

First right of refusal (repetitive if necessary):
               On the 7th floor with 10-day response time (deadline)

ANAPHARM INC

LEASE SUMMARY AT 2050 RENE LEVESQUE, QUEBEC, QUE.

Address of lessee                                    Address of Lessor
2050 Rene Levesque                                   Casor Ltee
Quebec, Que                                          440 Pere Marquette
G1V 2K8                                              Quebec, Que.
                                                     G1S 4M2

Term:             July 1, 1996 to May 31, 2001
                  4 years and 11 months

Area:             1 - 13,705 sq. ft. on a fifth floor
                  2 - 35,332 sq. ft. on a first, second, third and fifth floor 3 - 6,027 sq. ft. on a third floor
                  4 - 2,724 ground floor (archives, biological waste, stock rooms)

Parking: 115 spots free (110 internal and 5 external)       $ 0/mo. + tx
                  19 spots internal and external            $35/mo. + tx
                  22 spots internal and external
                  (night and WE restrictions)               $20/mo. + tx

Minimum rent net net:
(on...sq. ft.)    1 - From now up to the end    $11,59 + operating costs + 15%
                  2 - From now up to the end    $ 8,09 + operating costs + 15%
                  3 - From now up to the end    $ 8,27 + operating costs + 15%
Gross lease:      4 - From now up to the end    $10,00


Operating costs:

                  1 - Operating cost, including taxes = real costs + 15% 2 - Operating cost, including taxes = real costs + 15% 3 - Increase of operating cost is based on CIP

Renewal option:
                  1 option for 5 years (from June 2001 up to May 2007)

First right of refusal (repetitive if necessary)
                  On all spaces of the building, if the actual lessee doesn't renewal

                       Convention de partage de propriete

                         Objectifs et contexts gendraux


Los signataires conviennent de partager la propriete du signataire proprietaire. Les signataires sont responsables due respect de la convention par leurs visiteurs, parents, amis, etc. La propriete ne servira qu`a des fine d'habitation. Pas question, par example, de recevoir des gens aux fine du travail, comme si la propriete servait de cabinet d'avocat ou autre. Nul element de type photo, dispositive, film dessin, oroquis, schema, illustration, peinture, etc., etc., pris ou produit a partir da la propriete ou pris ou produit de la propriete par les non proprietaires et leurs vistiteurs, amis, parents, etc. ne peut servir a des fina de reproduction et/ou de diffusion, a des fine lucratives, commerciales, touristiques, artistiques, d'exposition, etc. Strictement prive of roservo au proprietaire et a ses droits d'auteur. Le meme principe a'applique a la conception de la propriete et de co qui s'y trouve les plans, mosures, dimensions, l'originalite, l'orientation, etc., etc. Le signataire non proprietiare ne laissera les clefs da la maison at du garago a personne d'autre. Les autres details du contexte et du modus vivandi a respecter sonr saux affihes a l'cabro da la maison.


                        Principales modalites financiers


De facon generale, le proprietaire assume toutes les depenses de proprietaire, incluant celles pour l'enlevement meoanise da la neige dans le stationnement et devant le garage, enlevernent qu'il a'engage a assurer.

En compensation pour es jouiassance de la propriete a partir du 1st avril 2002, le signataire non proprietaire verse la somme de 750,00 $ lors de la signature de la Convention au plus tard lo 15 fevrier. Il verse onsuite la somme de 750,00$ le 1st mai 2002, de 750,00$ ls 1st juin, de 650,00$ le premier de chaque mois suivant juaqu'au 1st juin 2003 inclusivement, puis de 675,00$ le premier de chaque mois suivant juaqu'au 1st juin 2004 inclusivement. Le proprietaire doit prevenix le signataire non proprietaire au plus tard 6 mois avant le 1st juillet 2004 a'il cesse le partage de sa propriete a partir de cette date. Le signataire non proprietaire doir prevenir le proprietaire 4 roots avant le 1st juillet 2003, ou 4 mois avant le 1st juillet 2004, s'il veur cesser de partager la propriete a partir du 1st juillet 2003 ou a partir du 1st juillet 2004. Pour les periodes ulterieures au 30 juin 2004, les parties renegncieront entierement les mensualites su plus tard 4 mois avant le 1st juillet, 2004.

Assurances: Preuves de responsabilite civile de 3 millions $ + couverure biens personnels, a etre fournies au proprietaire dans les meilleurs delais apre la signature.

Le signataire non proprietaire ne reclame pas do remboursement d'impots fanciers, ni de credit ou deduction pour personne vivant seule, ni de feuillet la-dessus, etc.

Les frais de modifications a la ligne telephonique actuelle au profit du signataire non proprietaire sont a ses frais. Videotron de base est assume par le proprietaire .

                                    Ons signe

A Saint-Remuald le 18 fevrier 2002:   /s/ Jacques DuFour
                                      ----------------------------------------
                                      Jacques DuFour, proprietaire
                                      du 97. rue Dupent, Saint-Romuald QC
                                      G6W 3T8

A Quebec le 18 Uevrier 2002:          /s/ Guylan Perron
                                      ----------------------------------------
                                      Guylan Perron
                                      Direcrico dcs financee
                                      Anapharm inc
                                      2050 boul. Rene-Levesque Quest
                                      Saint-Fay QC G1V 2K8
                                      Telephone: 527-4000        Fax: 527-3456

Employe d'Anapharm inc qui partagera la propriete selon l'entente deonces plus haut:
         Nick D'Ullese
         N.A.S.: 261 763 478
         Peermie conduire: D4206-230864-00
         Adresse du domiciles artuel: 942 Radison St. Lazare QC J7T2A5

                                [ILLEGIBLE FORM]

                                [ILLEGIBLE FORM]

                                [ILLEGIBLE FORM]

                                [ILLEGIBLE FORM]

                                  SCHEDULE 4.32

                              ENVIRONMENTAL MATTERS

                     [Summary of French Written Documents]


The attached document is a notice of infraction that has been sent by the Department of Environment as of August 30, 1999, reproaching Anapharm, Inc. to have made the following infringements to the provincial "Regulations respecting Biomedical Waste", to wit:

     . Absence of a daily register containing, on a weekly basis, the type and quantity of biomedical waste generated;

     . The site at which the biomedical waste is stored is neither padlocked or bolted nor its access is prohibited;

     .    Biomedical waste is in contact with other types of residual materials;

     .    Biomedical waste is not kept refrigerated at less than 4(degree)C.

The other documents refer to correspondence between the Department of Environment and Anapharm Inc. whereby it is written that the latter would have corrected the above mentioned infringements.

                                  SCHEDULE 4.32

                              ENVIRONMENTAL MATTERS



See Schedule 4.25 "Governmental Authorizations" for all environmental authorizations.

See attached document regarding a remedial order.

CERTIFIE

                                                    Charlesbourg le 30 aout 1999

                                AVIS D'INFRACTION


Anapharm inc.
2050, boulevard Rene-Levesque ouest
Sainte-Foy (QUEBEC) G1V 2K8


Objet: Entreposage de dechets biomedicaux au 2050, boulevard Rene-Levesque ouest dans la ville de Sainte-Foy

          N/Ref.:  7610-03-01-02322-0A
          N/Intervention:  030004436

--------------------------------------------------------------------------------

Mesdames,
Messieurs,

     A la suite de l'inspection effectuee le 29 juillet 19999 par un fonctionnaire dument autorisee de notre direction regionale, nous avons constate les infractions ci-apres et ce, en derogation au reglement:

1. L'absence de register indiquant chaque semaine, la nature et la quantite des dechets biomedicaux produits:

     -    Reglement sur les dechets biomedicaux;

     -    Article 12;

2. Le lieu d'entreposage des dechets biomedicaux n'est pas cadenasse ou verrouille ni son acces interdit;

     -    Reglement sur les dechets biomedicaux;

     -    Article 17;

9530, rue de la Faune                                 Telephone   (418) 644-8844
Charlesbourg (Quebec) G1G 5H9                         Telecopieur (418) 622-3014

                                AVIS D'INFRACTION


                                      - 2 -

N/Ref.:  7610-03-01-2311-OA                        Charlesbourg, le 30 aout 1999


3.   Les dechets biomedicaux sont en contact avec d'autres types de dechets;

     -    Reglement sur les dechets biomedicaux;

     -    Article 21;

4. Les dechets biomedicaux ne sont pas maintenus dans un lieu refrigere a une temperature inferieure a 4(0) C; - Reglement sur les dechets biomedicaux; -
     Article 22.

     Nous vous demandons donc de proceder IMMEDIATEMENT aux corrections qui s'imposent.

     Pour toute information additionnelle, vous pouvez communiquer avec M. Carol Pageau au (418) 644-8844, poste 260.

     A defaut de vous conformer a cet avis d'infraction, nous aurons a prendre les mesures appropriees.

     Le present avis, ni le fait de vous y conformer, ne nous prive du droit d'exercer les recours disponibles a l'egard des infractions qui ont ete observees.


                                                     /s/ Michael Vallieres
                                                     Michael Vallieres, ing.
                                                     Chef du Service industrial

MV/CP/sr

ANAPHARM

2050, boul. Rene-Levesque Quest, 5eme etage, Sainte-Foy (Quebec), Canada G1V 2K8
Tel: (418) 527-1000  Fax:  (418) 527-3456  E-mail: anapharm@accent.net

--------------------------------------------------------------------------------

Date de transmission / Date of transmission:                        99-11-09
                                                                ---------------

Nombre de pages (incluant celle-ci); / Number of pages
(including cover page):                                                2
                                                                ---------------

Si coche, un document vous sera expedie par la poste / If checked,
a document will be sent to you by mail:                                   [_]

EXPEDITEUR / SENDER

Nom / Name:                                     Claudine Gosselin
                                     -------------------------------------------

DESTINATAIRE / RECIPIENT

Nom / Name:                          M. Carol Pageau
                                     -------------------------------------------

Compagnie / Company:                 Ministere de l'environnement et de la faune
                                     -------------------------------------------

Tel / Tel:                           644-8844
                                     -------------------------------------------

Telecopieur / Fax:                   622-3014
                                     -------------------------------------------

--------------------------------------------------------------------------------

Message:

M. Pageau,

Je reponds aujourd'hui a votre demande de rendez-vous ayant pour but d'inspecter les correctifs apportes concernant votre avis d'infraction portant le no de reference 7610-03-01-02322-OA.

Nous avons bel et bien recu cet avis d'infraction le 3 septembre dernier. Depuis, les demarches necessaries en vue d'apporter les correctifs qui s'imposent ont ete entreprises. Vous savez certainement que plusieurs intervenants agissent dans ce dossier. Il faut laisser a chacun le temps de bien faire son travail.

Dans l'immediat, je peux vous dire que nos ingenieurs auront les dessins d'atelier aujourd'hui ainsi que les specifications de mecanique. Des qu'il auront fait les plans necessaires, nous procederons a l'embauche de specialistes des differents corps de metier impliques. Des que ces derniers seront en mesure d'estimer une date de fin des travaux, c'est avec grand plaisir que je vous la communiquerai afin que nous puissions prendre rendez-vous pour une inspection.

Si vous avez des questions, n' hesitez pas a me telephoner au 527-4000 ext. 256.

Veuillez agreer, M. Pageau, l'expression de mes sentiments les meilleurs,

/s/ Claudine Gosselin

Claudine Gosselin, Acheteur

[Logo
Omitted]   Gouvernement du Quebec
           Ministere de
           l'Environnement
           Direction regionale de Quebec


                                            Charlesbourg, le 11 novembre 1999


Madame Claudine Gosselin
Anapharm inc.
2050, boul. Rene-Levesque ouest
Sainte-Foy (QUEBEC) G1V 2K8

Objet: Entreposage de dechets biomedicaux au 2050, boulevard Rene-Levesque ouest dans la ville de Sainte-Foy

           N/Ref.:  7610-03-01-02322-OA
           N/Intervention:  030004436
--------------------------------------------------------------------------------

Madame,

     En reponse a votre correspondance du 9 novembre courant, la presente a pour but de vous informer qu'un delai additionnel vous est accorde, soit jusqu'au 28 fevrier 2000, afin de vous permettre de completer de facon definitive, les travaux requis au regard de l'objet mentionne en rubrique et co, afin que la Loi sur la qualite de l'environnement et les reglements qui s'y rattachent soient respectes.

     Nous comptons sur votre collaboration et recevez, Madame, nos salutations les meilleures.

                                                     /s/ Michel Vallieres
                                                     MICHEL VALLIERES, ing.
                                                     Chef du Service industriel

MV/CP/sr

cc.: Mme Johanne Boucher Champagne


9530, rue de la Faune                                Telephone    (418) 644-8844
Charlesbourg (Quebec)  G1G 5H9                       Telecopieur  (418) 622-3014

                                    [DIAGRAM OMITTED]




                                                        ANAPHARM
                                                        PECHETS BIO MEDICAUX
                                                        V99-5510
                                                        echelle=1:50

ANAPHARM

2050, boul. Rene-Levesque Quest, 5eme etage, Sainte-Foy (Quebec), Canada G1V 2KB
Tel: (418) 527-1000  Fax:  (418) 527-3456  E-mail: anapharm@accent.net

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Date de transmission / Date of transmission:                        99-12-09
                                                                ---------------

Nombre de pages (incluant celle-ci); / Number of pages
(including cover page):                                                1
                                                                ---------------

Si coche, un document vous sera expedie par la poste / If checked,
a document will be sent to you by mail:                                   [_]

EXPEDITEUR / SENDER

Nom / Name:                                     Claudine Gosselin
                                     -------------------------------------------

DESTINATAIRE / RECIPIENT

Nom / Name:                          M. Carol Pageau
                                     -------------------------------------------

Compagnie / Company:                 Ministere de l'environnement et de la faune
                                     -------------------------------------------

Tel / Tel:                           644-8844
                                     -------------------------------------------

Telecopieur / Fax:                   622-3014
                                     -------------------------------------------

--------------------------------------------------------------------------------

Message:

M. Pageau,

Je vous soumets la proposition d'amenagement suivante afin que, si vous le pouvez, vous me confirmiez si oui ou non de telles installations seraient conformes aux exigences.

Donc, afin d'optimiser l'occupation de l,espace qui nous a ete accorde par le proprietaire de la batisse, nous utiliserions la piece existante sur 12 pieds de long, sur toute sa longueur de 8 pieds 4 pouces et toute sa hauteur de 8 pieds et 9 pouces. Une isolation rigide double de 1 1/2 pouce et une finition d'entretien facile (glassboard) recouvrirait les murs et le plafond. Le placher de beton serait repare et recevrait un fini corlon a joints soudes et remontes jusqu'aux murs. La porte recevrait une quincaillerie anti-vandalisme et une serrure en fonction du contenu a proteger. Un equipement de refrigeration serait installe afin de maintenir la temperature de la piece a +4 degres celcius.

Dans l,attente de vos commentaires, veuillez agreer, M. Pageau, l'expression de mes sentiments les meilleurs...

/s/ Claudine Gosselin

Claudine Gosselin, Acheteur

ANAPHARM


Sainte-Foy, le 7 mars 2000


M. Carol Pageau
Ministere de l'Environnement et de la Faune
9530, de la Faune
Charlesbourg (Quebec)
G1G 5H9

Re:  Chambre a dechets bio-medicaux

Cher M. Pageau,

Nous avons pris en consideration les remarques que vous avez faites a la suite de l'inspection de nos installations au mois d'aout 99. Nous avons donc sollicite l'aide de professionnels en la matiere afin de nous conformer aux demandes de modifications concernant l'entreposage de nos dechets biomedicaux, tel que stipule dans votre avis d'infraction date du 30 aout 99.

Nous concluons donc qu'a la suite de votre visite du 3 mars dernier, nos nouvelles installations pour l'entreposage de nos dechets biomedicaux ont corrige la situation initiale rapportee dans votre avis ci-haut mentionne. Sauf avis contraire de la part de votre ministere, nous considerons ce dossier comme etant clos.

Veuillez agreer, M. Pageau, l'expression de mes sentiments les meilleurs.

/s/ Claudine Gosselin                              /s/ Johane Boucher-Champagne

Claudine Gosselin                                  Johane Boucher-Champagne
Acheteur                                           Directrice generale

Quebec   [Logo omitted]
         Ministere
de l'Environnement


                                                   Charlesbourg, le 17 mars 2000


Madame Johane Boucher-Champagne
Directrice generale
Anapharm inc.
2050, boul. Rene-Levesque ouest
Sainte-Foy (QUEBEC)   G1V 2K8

Objet:   Entreposage de dechets biomedicaux au 2050, boulevard
         Rene-Levesque ouest dans la ville de Sainte-Foy

         N/Ref.:  7610-03-01-02322-OA
         N/Intervention:  030004914
--------------------------------------------------------------------------------

Madame,

     En reponse a votre letter du 7 mars 2000 et suite a l'inspection qui a ete effectuee le 3 mars 2000 par un fonctionnaire dument autorise de notre direction regionale a l'endroit cite en rubrique, nous desirons vous informer qu'aucune infraction au Reglement sur les dechets biomedicaux n' a ete constatee.

     Cependant, des visites ulterieures pourront etre effectuees afin de s'assurer que la Loi sur la qualite de l'environnement et les reglements qui s'y rattachent soient respectes.

     Veuillez agreer, Madame, l'expression de nos sentiments distingues.

                                                     /s/ Michel Vallieres

MV/CP/sr                                             MICHEL VALLIERES, ing.
                                                     Chef du Service industriel

                            SALLE DECHETS BIOMEDICAUX


                               SUIVI DES DEMARCHES


Fin septembre 99: On demande les premieres soumissions pour des chambres froides

21 octobre: Sous la base des volumes des 6 derniers mois obtames par Pyrovol, on determine les format adequate de chambre froide.

5 novembre: On place la commande pour la chambre froide

9 novembre: Le fabricant vient prendre les mesures afin de produire les derniers d atelier

9 novembre: Carol Pageau demande a venir visites nos nouvelles installation Je lui envoie un fax qui expliques que nous nu sommes pos prets

9 novembre 15 h30: Carol Pageau confirmes que le plancher de leton du sous - sol convient comme plancher de la salle refrigeree a condition qu'il y ait un joint d'etanchartre

                                 SCHEDULE 4.35

                            PENSION AND BENEFIT PLANS

                     [Summary of French Written Documents]


The letter of Industrielle Alliance attached hereto refers to the capital gain regarding the disposition by Anapharm of Industrielle Alliance's shares.

                                 SCHEDULE 4.35

                           PENSION AND BENEFIT PLANS

(a)  Benefit Plans: see document attached hereto;

(b)  See letter of Industrielle Alliance attached hereto.

[LOGO OF ANAPHARM INC]

----------------------------------

00.15.01581
Actions de l'Industrielle Alliance

----------------------------------

Solde au 30 avril 2000                                                  8,195 $

representant 745 actions a 11 $/actions

Dispositions au cours de l'exercise

        produit de disposition                         21,651.52 $
        cout                                           (8,195.00)      (8,195)
                                                       -----------
        Gain sur disposition                           13,456.52 $
                                                       ===========
        Solde au 30 avril 2001
                                                                           --
                                                                       ========

TRANSACTION AUTORISEE PAR LE CONSEIL D'ADMINISTRATION VOIR MINUTES DUI 5 AOUT
2000

Guylaine Perron, c.a. le 23 mai 2001

[LOGO OF L'INDUSTRIELLE ALLIANCE COMPANY]

                                                                   2838-00013215
--------------------------------------------------------------------------------
                                                            JOUR MOIS ANNEE

NO. DE CHEQUE     00013215                       MONTREAL    05 / 09 / 00
CHEQUE NO.
                                                            DAY MONTH YEAR

                  PAYEZ
                  PAY  ********21,647 DOLLARS 77 CENTS$      $21,647.77

A L'ORDRE DE
TO THE ORDER OF

                ANAPHARM INC.
                A/S M. PIERRE BOUTIN                  COMPAGNIE MONTREAL TRUST
                2050 BOUL RENE-LEVESQUE               MONTREAL TRUST COMPANY
                SIEME ETAGE STE-FOY QC GIV 2K8        AGENT PAYOR/PAYING AGENT


                                                        /s/ illegible
                                                        ------------------------
LA BANQUE DE NOUVELLE SCOSEE                            SIGNATURE AUTHORISE
  THE BANK OF NOVA SCOTIA                               AUTHORIZED OFFICER
     MONTREAL, QUEBEC
--------------------------------------------------------------------------------

"00013215" 1:20701  002 : 00017  16"

[LOGO OF L'INDUSTRIELLE ALLIANCE COMPANY]

                                CHEQUE
                                  DATE 05/09/00                    2838-00013215
--------------------------------------------------------------------------------
                PROGRAMME DE VENTE ASSISTEE
                  ASSISTED SALES PROGRAM                      PAIEMENT . PAYMENT
--------------------------------------------------------------------------------
PRODUIT DE LA VENTE DE                             745 ACTIONS
ORDINAIRES DE L'INDUSTRIELLE-ALLIANCE
A $29.0960 L'ACTION                                               $21,676.52

MOINS FRAIS ADMISTRATIFS                                          $    25.00
MOINS TPS (TPS# R103755641)                                       $     1.75
MOINS TVQ (TVQ# 1002974319)                                       $     2.00

--------------------------------------------------------------------------------
A/C REF: ANAPHA INC...000                             TOTAL       $21,647.77
                                                              ------------------

                            [LOGO OF GROUP INSURANCE]

                                PLAN DESCRIPTION

                              GROUP INSURANCE PLAN

Policyholder:     ANAPHARM INC.

Policy No.:       96,054

                               TABLE OF CONTENTS

                                                                            page
                                                                            ----

SUMMARY OF BENEFITS                                                           1

GENERAL PROVISIONS

   Definitions                                                               12
   Particulars                                                               15
   Insurance                                                                 17
   Benefits                                                                  23

COVERAGE

   Participant's Life Insurance                                              26
   Dependents' Life Insurance                                                31
   Participant's Accidental Death
     and Dismemberment Insurance                                             32
   Short-term Disability Income Insurance                                    35
   Long-term Disability Income Insurance                                     41
   Supplemental Health Insurance                                             48
   Medical Assistance Outside Canada                                         59
   Dental Care Insurance                                                     69

ANNEX

   Basic Prescription Drug Insurance Plan                                   (i)

                       ANNEX TO YOUR GROUP INSURANCE PLAN
                  FOLLOWING THE INTRODUCTION IN QUEBEC OF THE
                   ACT RESPECTING PRESCRIPTION DRUG INSURANCE

                        EFFECTIVE DATE: JANUARY 1, 1997

Coverage provided under the BASIC PRESCRIPTION DRUG INSURANCE PLAN for the cost of pharmaceutical services and medications provided in Quebec, for every person who is a resident of Quebec and who is duly registered with the Regie de l'assurance-maladie du Quebec (hereafter referred to as the Board), is part of the present plan, unless otherwise specified hereafter.

Coverage offered is in accordance with relevant provisions of the Act respecting prescription drug insurance.

Any modification to the Act respecting prescription drug insurance which relates to the basic plan will also modify the relevant provisions of the present plan.

This coverage is mandatory for all employees or retirees and their dependents who are eligible to the present plan, subject to the provisions of the Act respecting prescription drug insurance.

                             SPECIAL PROVISIONS FOR
                             ----------------------S
                           PERSONS OF AGE 65 AND OVER
                           --------------------------

The person's choice to be covered by the Board for the BASIC PRESCRIPTION DRUG INSURANCE PLAN is irrevocable.

For the purpose of the present plan, persons of age 65 and over are presumed to be covered with the Board for the BASIC PRESCRIPTION DRUG INSURANCE PLAN, as well as dependents of a participant who is 65 years of age or over, regardless of their age, unless otherwise specified in the present plan.

For any person aged 65 and over, who is eligible for insurance and who chooses to be insured for the part of coverage corresponding to the BASIC PRESCRIPTION DRUG INSURANCE PLAN under the present plan, this benefit provides no termination with regard to the participant's age or the dependent's age.

--------------------------------------------------------------------------------
                          SUPPLMENTAL HEALTH INSURANCE
--------------------------------------------------------------------------------

All provisions related to "drugs or medicine" of the Supplemental Health Insurance benefit remain in force, except for that part of coverage corresponding to the BASIC PRESCRIPTION DRUG INSURANCE PLAN, described hereafter.

                       PART OF COVERAGE CORRESPONDING TO
                       ---------------------------------
                   THE BASIC PRESCRIPTION DRUG INSURANCE PLAN
                   ------------------------------------------

o    Covered expenses and maximum contribution:
     ------------------------------------------

          The insurer will reimburse the cost of pharmaceutical services and eligible medications as per the list of medications covered by the Board and up to the maximum contribution, per adult and per calendar year, provided under the Act respecting prescription drug insurance.

          The maximum contribution is the total amount payable per adult for deductible and coinsurance. For the purpose of the present plan, the participant's maximum contribution also includes any amounts paid as a deductible and coinsurance for a dependent child, if applicable. (Maximum contribution of $750 per adult per calendar year as of 01-01-97)

o    Deductible:
     -----------

          As provided in the Supplemental Health Insurance benefit (one deductible for the benefit), subject to any maximum provided under the Act respecting prescription drug insurance.

                                      (ii)

o    Reimbursement by the insurer:
     -----------------------------

          As provided in the Supplemental Health Insurance benefit. However, if the reimbursement is inferior to the one provided by the Act respecting prescription drug insurance, the reimbursement will be as per the minimum reimbursement allowed.
          (Minimum reimbursement of 75% as of 01-01-97)

          Beyond the maximum contribution, per adult and per calendar year, the insurer's reimbursement for eligible medications as per the list of the Board will be 100%.

o    Maximum
     -------

          None.

o    Exclusion:
     ----------

          None, except if provided under the Act respecting prescription drug insurance or its regulations.

This benefit terminates on the participant's 65th birthday or upon retirement, if earlier, subject to the SPECIAL PROVISIONS FOR PERSONS OF AGE 65 AND OVER included in this annex.

                                      (iii)

                               SUMMARY OF BENEFITS
--------------------------------------------------------------------------------

The SUMMARY OF BENEFITS briefly describes the coverage of the group insurance plan, based on the class the participant belongs to.

The following pages give a full description of the GENERAL PROVISIONS and of each BENEFIT.

                               SPECIAL PROVISIONS

For the purposes of this plan, the masculine form includes the feminine unless a different meaning is plainly to be taken from the context.

Participants are identified under the following classes:

Classes
-------

100    -   Employees with dependents

110    -   Employees without dependent

--------------------------------------------------------------------------------

                               GENERAL PROVISIONS

ELIGIBILITY DATE

Subject to all other provisions, each employee shall become eligible on one of the following dates:

..    on the effective date of the plan, if he is then in the employer's service,

or

..    on the date on which he has completed 3 months of continuous service with the employer.

NORMAL RETIREMENT AGE

For the purpose of this plan, the normal retirement age shall be the first day of the month following or coinciding with the participant's 65th birthday.

--------------------------------------------------------------------------------

PARTICIPANT'S LIFE INSURANCE

Sum Insured
-----------

One times the annual salary, the result being rounded to the next $1,000.

Maximum: $170,000 without evidence of insurability or $340,000 with evidence of insurability.

Reduction: This benefit is reduced by 50% on the participant's 65th birthday.

This benefit terminates on the participant's 70th birthday or upon retirement, if earlier.

PARTICIPANT'S ACCIDENTAL DEATH
AND DISMEMBERMENT INSURANCE

Sum Insured
-----------

One times the annual salary, the result being rounded to the next $1,000.

Maximum: $170,000 without evidence of insurability or $340,000 with evidence of insurability.

Reduction: This benefit is reduced by 50% on the participant's 65th birthday.

This benefit terminates on the participant's 70th birthday or upon retirement, if earlier.

--------------------------------------------------------------------------------

DEPENDENTS' LIFE INSURANCE
(class 100 only)

Spouse:                    $5,000

Each child aged

..    less than 24 hours:   None

..    24 hours and more:    $2,500

This benefit terminates on the participant's 70th birthday or upon retirement, if earlier.

--------------------------------------------------------------------------------

SHORT-TERM DISABILITY INCOME INSURANCE

Weekly Indemnity
----------------

60% of the weekly salary, the result being rounded to the next dollar.

Weekly maximum:   $1,000

Elimination Period:

     .    Accident:        14 calendar clays
     .    Hospitalization: 14 calendar days
     .    Illness:         14 calendar days

For the purpose of defining the elimination period, any disability resulting from an accident and starting more than 30 days after the said accident is considered as a disability resulting from an illness.

Maximum Benefit Period:    17 weeks

Benefits are non taxable and are payable on a working day basis.

This benefit terminates on the participant's 70th birthday or upon retirement, if earlier.

--------------------------------------------------------------------------------

LONG-TERM DISABILITY INCOME INSURANCE

Monthly Indemnity
-----------------

66 2/3% of the first $2,500 of the basic monthly salary, plus 45% of the excess, the result being rounded to the next dollar.

Monthly maximum:           $3,500, subject to
                           applicable reductions.

However, the overall maximum must not exceed 85% of the net monthly salary determined at the onset of disability.

Elimination Period:        17 weeks

Payment of benefits begins after the termination of the maximum benefit period provided under the Short-term Disability Income Insurance, if applicable.

Maximum Benefit
Period:                    To the participant's 65th birthday

Maximum Annual Indexation Rate:     3%

Benefits are non taxable.

This benefit terminates on the participant's 65th birthday or upon retirement, if earlier.

--------------------------------------------------------------------------------

SUPPLEMENTAL HEALTH INSURANCE

================================================================================

                            HOSPITALIZATION IN CANADA
--------------------------------------------------------------------------------

Deductible:       Reimbursement:    Daily Maximum:
   none              100%            Semi-private room without limit
                                     as to the number of days

================================================================================

              EMERGENCY EXPENSES OUTSIDE THE PROVINCE OF RESIDENCE
                      and MEDICAL ASSISTANCE OUTSIDE CANADA
--------------------------------------------------------------------------------

Deductible:       Reimbursement:     Maximum Per Insured Person:
   none              100%                 $4,000,000 lifetime

================================================================================

                       OTHER MEDICAL EXPENSES 1N CANADA
--------------------------------------------------------------------------------

Deductible
..    Individual protection:        $25
..    Family protection:            $50

Reimbursement
..    drugs and paramedical fees:    80%
..    other expenses:               100%

Maximum:                           Unlimited

================================================================================

Dependents, if applicable, are covered under the present benefit.

This benefit terminates on the participant's 70th birthday or upon retirement, if earlier.

--------------------------------------------------------------------------------

                                Medical Expenses
                                ----------------

Covered Expenses                     Maximums Per
----------------                     Insured Person
                                     --------------

Fees for nursing care                $5,000 per calendar year.

Ambulance                            Unlimited.

Oxygen                               Unlimited.

Drugs or medicine                    Unlimited.

Artificial limbs                     Unlimited.
and eyes

Wheelchair, hospital                 Unlimited.
bed, other therapeutic
appliances

Breast prostheses                    $150 per 24 months.

Medical elastic                      $100 per calendar year.
stockings.

Room and board in a                  $20 per day; global
rehabilitation                       maximum of 90 days per
institution, a                       calendar year.
convalescent home
or a chronic care
institution

Orthopedic shoes                     $200 per calendar year.
(including ortheses
and alterations)

--------------------------------------------------------------------------------

                            ----------------

Covered Expenses                     Maximums Per
----------------                     Insured-Person
                                     --------------

Intrauterine devices                 $50 per calendar year.

Eyeglasses or contact                $200 lifetime.
lenses following
cataract surgery

Diagnostic laboratory                $100 per calendar year.
and x-ray procedure fees

Orthopedic devices                   Unlimited.

Crutches and                         Unlimited.
hernial belts

Capillary                            $150 per calendar year.
prostheses

Sclerosing                           $15 per visit.
injections

Dental care as a result              Unlimited.
of an accidental injury

Paramedical fees for                 $20 per visit. Global maximum
a physiotherapist and                of $400 per calendar year.
a physical rehabilita-               One (1) treatment per day.
tion therapist

Paramedical fees for a               $20 per visit. Maximum of
speech therapist, an                 $400 per calendar year
audiologist, a chiro-                for each of these professionals.
practor, an osteopath, a             One (1) treatment per day.
psychologist, a pediatrist,
an acupuncturist and
an occupational therapist

--------------------------------------------------------------------------------

                            ----------------

Covered Expenses                     Maximums Per
----------------                     Insured person
                                     --------------

X-rays by a                          $50 per calendar year.
chiropractor

Hearing aids                         $500 per 5-year period.

--------------------------------------------------------------------------------

DENTAL CARE INSURANCE

Deductible

..    Individual protection:            $50
..    Family protection:                $50

Reimbursement

..    Preventive treatments:             80%
..    Basic treatments:                  80%

Maximum Per Insured Person

..    Preventive and Basic treatments:  $1,000 per
                                       calendar year

Dependents, if applicable, are covered under the present benefit.

Expenses are reimbursed according to the Dental Surgeons Association's Fee Guide for the current year.

This benefit terminates on the participant's 70th birthday or upon retirement, if earlier.

--------------------------------------------------------------------------------

                               GENERAL PROVISIONS
--------------------------------------------------------------------------------

                                   DEFINITIONS

The terms and conditions of each of the benefits contained in this plan will prevail notwithstanding anything to the contrary in the GENERAL PROVISIONS.

Acceptance of Evidence of Insurability: The date of acceptance of any evidence
--------------------------------------
of insurability means the date of receipt of the last document confirming the insurer's acceptance of the risk.

Accidental Injury: Any bodily injury sustained while the insurance is in force,
-----------------
directly and solely due to an external, sudden, violent and unintentional cause and requiring within thirty (30) days of the accident the care of a physician.

Actively at Work: The status of a participant who is performing his usual duties
----------------
on a full-time and permanent basis and working a minimum of twenty-two and a half hours (22.5) per week. Wherever there is mention of a number of full-time work days, public holidays are considered full-time work days.

Day: A calendar day, except if otherwise mentioned in the present plan.
---

Dependents: The participant's spouse or the children of the participant or of
----------
the spouse. If dependents are insured, the words "spouse" and "child" have the following meanings:

..    Spouse

     The person who is legally married to a participant, or the person designated by the said member, whom he

--------------------------------------------------------------------------------
     declares publicly to be his spouse and with whom he has been living on a permanent basis for at least one (1) year. In all cases, a de facto separation of more than three (3) months results in the loss of status as spouse.

..    Child

     Any single child of the participant or of his spouse residing in Canada who depends on the participant for support and who meets at least one of the following conditions:

     .    He is under twenty-one (21) years of age;

     . He is under twenty-six (26) years of age and is attending a recognized educational institution on a full-time basis;

     . He became totally and permanently disabled while still considered a dependent under a) or b) above.

Disability: A state of total and continuous incapacity as defined in the
----------
benefits of the present plan. For disability to be acknowledged, the participant's condition must require regular care actually given by a physician or a specialist. It is understood that whenever medical care is necessary and, according to the insurer, is a matter for a specialist, the medical care must actually be given by a specialist of the appropriate field.

Eligibility Period: The continuous period, as specified in the Summary of
------------------
Benefits, during which an employee must be actively at work before being eligible for coverage under this insurance.

Elimination Period: The continuous period indicated in the Summary of Benefits
------------------
during which a participant must be absent from work due to disability before he can begin to receive disability income benefit payments under a disability income benefit.

--------------------------------------------------------------------------------

Employee: A person actively working on a permanent basis for the policyholder
--------
and receiving regular salary for services rendered.

Illness: Any deterioration in health requiring regular, continuous and curative
-------
care actively provided by a physician and satisfactory to the insurer, and whose default would bring deterioration of the person's health.

Insured Person: The participant and the dependents of the participant insured
--------------
under this plan.

The insured person must at all times be covered under a government health plan and live in Canada permanently (at least one hundred and eighty-two [182] days a year), in order to be eligible under the present plan and to maintain his rights to insurance, unless otherwise agreed previously with the insurer or unless mention to the contrary is made in the present plan.

Participant: Any employee insured under this plan.
-----------

Physician: A person who is legally licensed and authorized to practice medicine.
---------

Salary: The remuneration that the employer has stated to the insurer including
------
any additional income earned on a regular basis (overtime, bonuses, commissions, shift differentials, gratuities) in accordance with the standards of the Employment Insurance Act.

Whenever the remuneration is composed wholly or partly of commissions or gratuities, the salary will be based on the average basic salary plus commissions and gratuities earned during the calendar year preceding the year of insurance. If the employee has not completed one (1) year of service, the salary shall be the estimated annual remuneration of the employee at the beginning of the year of insurance up to a maximum of seventy-five percent (75%) of the maximum insurable earnings determined under the Employment Insurance Act.

--------------------------------------------------------------------------------

Salary (Net): The participant's annual salary immediately prior to the beginning
------------
of disability, less:

..    The employee's annual Employment Insurance premium;

..    The employee's annual Quebec or Canada Pension Plan contribution;

..    Income tax deducted according to the tax tables established under the
     Canadian Income Tax Act and the income tax act of the participant's province of residence.

Specialist: A physician licensed by the provincial licensing authority to
----------
practice medicine with specialization.

                                   PARTICULARS

PLAN AMENDMENT
--------------

The benefits herein provided are complementary to the benefits provided by government plans. Any modification brought to one of these plans after the effective date of the present plan will in no way modify the benefits herein provided, unless an agreement is signed by the authorized officers of the insurer and the policyholder. However, this does not apply to modifications regarding the maximum insurable earnings determined under the Employment Insurance Act.

INCONTESTABILITY
----------------

Whenever evidence of insurability is required to approve insurance for a participant or a dependent, or to approve one of the benefits, the statements made in such

--------------------------------------------------------------------------------
proof are, except in cases of error in age or fraud, accepted as true and incontestable after the said participant's or dependent's insurance or benefit has been in force for two (2) years, and provided the participant or dependent is still living at that time.

If the insurance is cancelled and then reinstated, the two-year period starts as of the date the insurance has been reinstated.

RENUNCIATION
------------

In a case where the insurer does not require compliance with a provision of this plan, such occurrence in no way creates a commitment to act likewise in the event of a subsequent breach of the same provision. Moreover, no approval by the insurer of any act, on the part of the policyholder or of a participant, for which such approval was required, shall exempt the policyholder or the participant from having to obtain the insurer's approval for any subsequent similar act.

INDIVIDUAL CERTIFICATES
-----------------------

The insurer issues individual certificates to be delivered by the policyholder to each participant.

LAWFUL CURRENCY
---------------

All payments hereunder will be made in the lawful currency of Canada and according to the exchange rates effective at the time the event giving entitlement to benefits took place.

--------------------------------------------------------------------------------

BENEFICIARY
-----------

Any participant may name a beneficiary or change a named beneficiary, subject to the provisions of the law, by written declaration signed by the participant and delivered to the insurer's head office.

The insurer declines any responsibility with respect to the sufficiency or validity of such nomination or change of beneficiary.

The rights of a beneficiary who dies before the participant revert to the participant.

If no beneficiary has been named, the death benefit is paid to the participant's rightful claimants.

                                    INSURANCE

ELIGIBILITY
-----------

Employee

An employee becomes eligible:

a) as of the effective date of the plan, in the case of any employee then in the employer's service, provided the eligibility period specified in the Summary of Benefits is satisfied, if applicable; or

b) in all other cases, on the date the employee has satisfied the eligibility period specified in the Summary of Benefits, if applicable.

     However, no employee hired after the effective date of the plan will be eligible if he attains age

--------------------------------------------------------------------------------
     sixty-five (65) before the end of the eligibility period.

     Moreover, a participant is not eligible for the long-term disability income benefit if he attains age sixty-five (65) before the end of the elimination period of this benefit.

Dependents

A dependent becomes eligible on the latest of the following dates:

a)   The date on which the employee of whom he is dependent becomes eligible;

b) The date on which he meets the definition of dependent of this plan for the first time;

c) The day after he leaves the hospital, if he is hospitalized on the date on which he would normally be eligible. However, this does not apply to the life insurance benefit or in the case of a newborn child.

APPLICATION FOR GROUP INSURANCE
-------------------------------

Any employee who is eligible for the insurance must submit an application for himself and for each of his dependents, at their respective eligibility date, on forms supplied by the insurer.

EFFECTIVE DATE OF INSURANCE
---------------------------

Whether plan membership is compulsory or voluntary, the employee's insurance and dependents' insurance, if any, take effect on one of the following dates:

--------------------------------------------------------------------------------

a) The eligibility date, if the application is received by the insurer prior to that date, or within thirty-one (31) days after such date;

b) The date on which the insurer accepts the required evidence of insurability, in all other cases. The employee must provide such evidence, at no expense to the insurer.

However, if the employee was not actively at work on the date the insurance would otherwise have become effective, the insurance takes effect on the date the employee returns to active work.

Any amount of insurance in excess of the non-evidence maximum shown in the Summary of Benefits, if applicable, takes effect on the date the insurer accepts the evidence of insurability.

TERMINATION OF INSURANCE
------------------------

Participant

A participant's insurance automatically terminates on the earliest of the following dates:

a)   The date the benefit or plan is terminated;

b) The date on which the participant retires, unless otherwise specified in the Summary of Benefits;

c) The date the participant reaches the age limit specified in the Summary of Benefits, if applicable;

d)   The date of the participant's death;

--------------------------------------------------------------------------------

e)   The later of the following dates:

     .    the date indicated on a written notice received from the policyholder;

     .    the date this notice was received by the insurer;

f) The date the participant is incarcerated after committing a criminal offence for which he was found guilty;

g) The date the participant ceases to qualify as an employee as defined in this plan, except in the following cases:

     . If the participant ceases to be actively at work due to illness or accidental injury, the participant is considered to remain in the employer's service as long as he is entitled to the disability income benefits of the present plan.

     . In the case of temporary termination of employment due to a strike or a lock-out, the insurance, with the exception of disability income benefits, is kept fully in force for a period not exceeding three (3) months for all participants, provided premiums continue to be paid, and provided there be no-individual selection.

          The insurance may however be cancelled or modified within the first seven (7) days of the event, if the policyholder so requests in writing and if both parties agree. The cancellation or modification takes effect on the date the request is received by the insurer.

     . In the case of temporary termination of employment due to the lay-off of a participant, class or category of employees, the insurance is kept fully in force for a period not exceeding three (3) months for all participants, provided

--------------------------------------------------------------------------------
          premiums continue to be paid, and provided there be no individual selection.

          The insurance may however be cancelled if the policyholder so requests in writing; in such a case, the cancellation takes effect on the date the request is received by the insurer.

     . If the participant ceases to be actively at work due to a maternity leave taken in conformity with a provincial or federal law, the insurance is kept fully in force for a maximum period of eighteen (18) weeks, provided premiums continue to be paid.

          If the participant ceases to be actively at work due to a parental leave taken in conformity with a provincial or federal law, the insurance is kept in force for a maximum period of thirty-four (34) continuous weeks, provided such period is part of the fifty-two (52) week period immediately following the date of birth or adoption, if prior agreement with the insurer was made and premiums continue to be paid.

          If disability occurs during the maternity or parental leave, the elimination period of the disability income insurance will only start at the date the participant was expected to return to work.

     The insurer, however, reserves the right to terminate any extension of insurance herein specified by giving the policyholder thirty-one (31) days notice to that effect.

Dependent

Unless otherwise specified in the Summary of Benefits, a dependent's insurance terminates on the earliest of the following dates:

--------------------------------------------------------------------------------

a) On the date the participant of whom he is a dependent ceases to be covered under the plan;

b)   On the date the dependent ceases to be a dependent as defined in this plan;

c)   The later of the following dates:

     -    the date indicated on a written notice received from the policyholder;
     -    the date this notice was received by the insurer.

The above provisions apply equally in the case of partial cancellation of insurance owing to the cancellation of one or several specific benefits.

REINSTATEMENT OF INSURANCE
--------------------------

Whether plan membership is compulsory or voluntary, an employee's insurance and dependents' insurance, if any, are reinstated for the same benefits and according to the terms that existed at the time of cancellation. The reinstatement takes effect on one of the following dates:

a) The date of return to active work, provided the employee is again eligible and provided the application reaches the insurer within thirty-one (31) days of return to active work and if absence from active work lasted less than twelve (12) months. Following this thirty-one (31) day period, the insurance can only become effective on the date the insurer accepts the required evidence of insurability, at no expense to the insurer;

b) The date on which the insurer accepts the required evidence of insurability at no expense to the insurer, if the insurance terminated for any reason other than absence from active work;

--------------------------------------------------------------------------------

c) The date on which the employee and dependents, if any, again satisfy the requirements with regard to eligibility and the effective date of insurance, if absence from active work lasted more than twelve (12) months.

However, any employee not actively at work on the day the insurance would otherwise be reinstated by virtue of this article will again be insurable only when he resumes active work. Moreover, if an individual life insurance contract has been issued in accordance with the "Conversion privilege" included in the participant's group life insurance benefit, and provided such individual contract is still in force, the insured person will again be entitled to the group insurance life benefit only on the date the insurer accepts the required evidence of insurability.

                                    BENEFITS

CLAIMS NOTICE
-------------

Supplemental Health and Dental Care insurance, if applicable:

The insurer must be notified of any claim for Supplemental Health or Dental Care insurance within twelve (12) months immediately following the date of the event which gives entitlement to benefits, on forms provided by the insurer and, if applicable, with satisfactory written proof.

Other Benefits:

Any other claim must be submitted on forms provided for that purpose by the insurer within the thirty-one (31)

--------------------------------------------------------------------------------
days immediately following the date of the event which gives entitlement to benefits, and satisfactory written proof must be provided to the insurer within ninety (90) days immediately following the date benefits became payable.

The insurer reserves the right to require additional proof or information whenever it deems necessary and to have the insured person examined by a physician of its choice.

Any claim submitted after the ninety-day (90) period and while the plan is in force limits the insurer's responsibility to the ninety-day (90) period preceding the date that any written request was received.

Notwithstanding any provisions to the contrary, upon cancellation of the plan, any income disability claim must be submitted to the insurer within six (6) months of the onset of such disability. Any other claim must be submitted within ninety (90) days following cancellation of the plan.

RIGHT OF RECOVERY
-----------------

If the insured person can claim to a third party indemnities for loss entitling him to benefits payable under the present plan, the insurer is entitled to recover from any person, including the insured person, any insurer or any other organization, the benefit payments that the insured person would have received or been entitled to receive, subject however to the maximum amount of indemnities payable under the benefits of the present plan.

--------------------------------------------------------------------------------

MEDICAL EXAMINATION
-------------------

The insurer has the right to require, as often as deemed necessary and at his own expense, a medical examination of any person for whom a claim is submitted and to obtain the report of any physician or any dentist having examined such person.

Failure on the part of an insured person to submit to such examination results in the loss of any right to benefits.

BENEFIT PAYMENT
---------------

The insurer will pay the benefits according to the terms and conditions of the plan within thirty (30) days following the receipt of the required satisfactory proof of claim. However, in the case of disability claims, the thirty (30) days commence from the expiry of the elimination period if such date is subsequent to submitting satisfactory proof of claim. Payments are made according to the terms and conditions of the plan with retroactive adjustments.

Disability income benefits payable to a participant incapable of managing his assets and giving receipt are paid to the guardian or curator. However, after a six (6) month period following the date the participant was declared unfit by a physician, the insurer will continue to pay the benefits provided the institution of a protective supervision is undertaken.

--------------------------------------------------------------------------------

                          PARTICIPANT'S LIFE INSURANCE
--------------------------------------------------------------------------------

Upon the death of the participant, the insurer undertakes to pay to the beneficiary the sum insured as indicated in the Summary of Benefits, based on the participant's class and subject to the terms and conditions hereinafter specified.

SPECIAL DBFINITION
------------------

Disability

If the participant is covered with LONG-TERM
DISABILITY INCOME INSURANCE under the present plan:

A state of total and continuous incapacity, resulting from illness or accidental injury, which wholly prevents the participant from performing:

a) each and every task of his regular employment during the elimination period of the Long-term Disability Income benefit and during the twenty-four (24) months immediately following this period, regardless of the availability of such occupation; and

b) afterwards, any remunerated function or work for which he is reasonably qualified by training, education or experience, regardless of the availability of such occupation.

The disability will only be recognized if the participant receives no remuneration arising directly or indirectly from any employment, except under a rehabilitation program approved by the insurer.

--------------------------------------------------------------------------------

If the participant is not eligible to receive benefits or is not covered with LONG-TERM DISABILITY INCOME INSURANCE under the present plan:

A state of total and continuous incapacity, resulting from illness or accidental injury, which wholly prevents the participant from performing any work for remuneration or profit.

CONVERSION PRIVILEGE
--------------------

A participant who has not attained age sixty-five (65) and whose group coverage is cancelled due to termination of employment or of group membership, and not because of cancellation of this plan (subject, however, to any legal provision to this effect), can, within thirty-one (31) days of such cancellation, convert all or part of his life insurance coverage into an individual life insurance contract of a type usually issued by the insurer, without having to provide evidence of insurability. The participant may choose one of the following types of insurance:

..    permanent;

..    term to age sixty-five (65);

..    one-year (1) term convertible into permanent or term to age sixty-five (65)
     at the end of one (1) year.

In all cases, the face amount of the individual policy is the least of the following amounts, whether the participant be insured by more than one life insurance benefit, optional life insurance benefit or by more than one group insurance policy issued.by the insurer:

a)   The amount selected by the participant at the time of conversion;

--------------------------------------------------------------------------------

b) The amount for which the participant was insured immediately prior to the termination of his insurance;

c) The difference between the amount for which the participant was insured immediately prior to the termination of his insurance, and the amount for which he is eligible under a new group life insurance contract;

d)   Two hundred thousand dollars ($200,000).

Such individual insurance policy shall not contain a disability clause, nor an accidental death and dismemberment clause, and the premium shall be based on the insurer's rates in effect which apply to the plan and to the amount of such policy, according to the participant's attained age and to the class of risk to which he belongs.

The said policy will only be issued if the insurer receives a written request to that effect, together with a deposit covering the monthly premium for a one-year (1) term policy within thirty-one (31) days following the date of the termination of the participant's insurance, and will take effect only at the expiration of that period.

Should the participant die during the period of thirty-one (31) days following the termination of his insurance, the insurer shall pay an amount equal to the convertible amount of insurance prior to the termination of his insurance.

WAIVER OF PREMIUMS
------------------

a) A participant who is under sixty-five (65) years of age and becomes disabled is eligible for waiver of premiums under this benefit, if such participant is

--------------------------------------------------------------------------------
     eligible for long-term disability income benefit under the present plan.

     If the participant is not eligible to receive benefits or is not covered under the long-term disability income benefit, he is eligible for waiver of premiums under this benefit if he fulfills the following conditions:

     - The participant is less than sixty-five (65) years of age at the onset of disability;

     - The participant became disabled according to the definition of Disability of the present benefit, before the termination of employment and while insured under the present benefit;

     - The participant has been disabled for at least six (6) continuous months. Proof of disability must be satisfactory to the insurer and must be submitted within nine (9) months from the onset of disability, at no expense to the insurer.

The amount of insurance for which waiver of premiums is granted will not be greater than that which was in force on the participant's life at the onset of disability; this amount will be subject to reduction and termination as indicated in the Summary of Benefits, if applicable, as if the participant were actively at work.

b) The participant's waiver of premiums begins on the first of the following dates:

     - The day following the elimination period of the Long-term Disability Income benefit, if applicable;

     -    The day following a continuous disability period of six (6) months.

--------------------------------------------------------------------------------

c) The participant whose premiums are waived under this article must provide the insurer with proof of disability, as often as the insurer may reasonably require. Such proof is to be provided at no expense to the insurer.

d)   The waiver of premiums terminates on the earliest of the following dates;

     -    The date on which the participant ceases to be disabled;

     - The date on which the participant fails to submit to an examination by the physician designated by the insurer;

     - The date on which the participant retires or reaches the normal retirement age under the employer's pension plan, but never beyond the normal retirement age indicated in the Summary of Benefits of the present plan;

     - The date on which the participant reaches the age of termination indicated in the Schedule of Benefits, if applicable;

     - The date on which the participant fails to provide any proof of disability required by the insurer;

     - The date on which the participant is incarcerated after committing a criminal offence for which he was found guilty.

--------------------------------------------------------------------------------

                           DEPENDENT'S LIFE INSURANCE
--------------------------------------------------------------------------------

Upon the death of an insured dependent, the insurer undertakes to pay to the participant the benefits specified herein, subject to the terms and conditions hereinafter specified.

The sum insured under this benefit, based on the participant's class, is shown in the Summary of Benefits.

WAIVER OF PREMIUMS
------------------

A participant whose premiums are waived under the article Waiver of Premiums of his life insurance benefit in also entitled to waiver of premiums for the present benefit, under the same conditions.

EXTENSION OF DEPENDENT'S INSURANCE AT THE PARTICIPANT'S DEATH
-------------------------------------------------------------

At the participant's death, the dependents' insurance is extended, without premium payment, to the earliest of the following dates:

a)   Twenty-four (24) months after the participant's death;

b) The date on which the dependents' insurance would have terminated had the participant then been living;

c)   The termination date of the benefit or plan.

--------------------------------------------------------------------------------

                         PARTICIPANT'S ACCIDENTAL DEATH
                           AND DISMEMBERMENT INSURANCE
--------------------------------------------------------------------------------

The insurer undertakes to pay the sum insured at the time of accidental death or dismemberment, provided the participant's life insurance benefit remains in force and subject to the terms and conditions hereinafter specified.

The sum insured under this benefit, based on the participant's class, is shown in the Summary of Benefits. In the event of death, the benefit is payable to the beneficiary and, in the event of dismemberment, the benefit is payable to the participant.

SPECIAL CONDITIONS
------------------

The sum insured is payable if the participant suffers an accidental loss of a type described in the schedule of benefits shown below and provided such loss results directly from accidental injury and occurs within three hundred and sixty-five (365) days of the accident. No benefits shall be payable for losses arising from accidents occurring prior to the participant's effective date of coverage.

                              SCHEDULE OF BENEFITS
                              --------------------

                                                   Percentage
Accidental Loss of                               of Sum Insured
------------------                               --------------

- life                                                 100%
- sight in both eyes                                   100%
- both hands or both feet                              100%
- one hand or one foot and
   sight in one eye                                    100%
- one hand and one foot                                100%
- one hand or one foot                                  50%
- sight in one eye                                      50%
- hearing in both ears                                  50%

--------------------------------------------------------------------------------

The term "loss" means total and irrecoverable loss of the use of a limb or part of a limb, as specified in the preceding Schedule of Benefits, of an eye or of hearing, such that its use may not be even partially restored by therapy of any kind.

If the participant suffers more than one loss as a result of the same accident, only one benefit, the greater, will be paid.

EXCLUSIONS
----------

No benefit shall be paid under this benefit for any loss resulting directly or indirectly from:

a) suicide, attempted suicide or voluntary self-inflicted injury, while sane or insane;

b) committing, attempting to commit, or provoking an assault or criminal offence;

c) civil unrest, insurrection or war, whether war be declared or not, or participation in a riot;

d)   service in the armed forces or reserves of any country;

e) flight or attempted flight on board a plane or other aircraft if the participant is part of the crew or performs any function relating to the flight, or participates in the flight as a parachutist;

f) injuries sustained by the participant as the result of driving a vehicle, if the participant at the time of sustaining the injuries had alcohol in his blood in excess of eighty (80) milligrams of alcohol per one hundred
     (100) millilitres of blood;

--------------------------------------------------------------------------------

g) poisoning or inhalation of gas of any kind, whether it be voluntary or not, except if poisoning or inhalation occurs while the participant is in the exercise of his duties;

h)   taking of medication or drugs of any kind.

EXAMINATION AND AUTOPSY
-----------------------

If required by the insurer before payment, the participant, if he is alive, must allow himself to be examined, and if he is dead, the insurer will be entitled to have the participant's body examined and have an autopsy performed.

WAIVER OF PREMIUMS
------------------

A participant whose premiums are waived under the article Waiver of Premiums of his life insurance benefit is also entitled to waiver of premiums for the present benefit, under the same conditions.

However, waiver of premiums ceases on the termination date of the benefit or plan.

--------------------------------------------------------------------------------

                     SHORT-TERM DISABILITY INCOME INSURANCE
--------------------------------------------------------------------------------

Upon the participant becoming disabled due to illness or accidental injury, the insurer undertakes to pay the participant the weekly indemnity specified herein for each week or part of a week during which the total disability lasts, subject to the terms and conditions hereinafter specified.

SPECIAL DEFINITIONS
-------------------

Hospitalization: Occupancy of a hospital room as admitted bedridden patient, if an invoice is issued by a government health plan.

Disability: A state of total and continuous incapacity, resulting from illness or accidental injury, which totally prevents the participant from performing each and every task of his regular employment, without regard to the availability of such occupation, provided the participant receives no remuneration arising either directly or indirectly from any employment.

PARTICULARS
-----------

Beginning of Benefits: Payment of weekly indemnity begins following expiry of the elimination period specified in the Summary of Benefits.

--------------------------------------------------------------------------------

Amount of Benefits: The amount of weekly indemnity payable under this benefit is determined according to a formula set forth in the Summary of Benefits and may not exceed the weekly maximum amount therein specified.

Reduction of Benefits:

a) The weekly indemnity will be reduced by any disability benefits which are payable or which would have been payable had a satisfactory application been made under

     i)   a workers' compensation act;

     ii) a provincial automobile insurance law recognized under the Employment Insurance Regulations;

     iii) the Quebec or Canada Pension Plan;

     iv)  any other similar law;

     v) a provincial crime victims compensation act, except for the period during which employment insurance benefits would or could have been payable.

     However, if benefits payable under the present benefit are taxable, they will be calculated as follows:

     1 /o/  the indemnity payable by the insurer,

     2 /o/ less the federal and provincial taxes applicable, according to the participant's personal exemption,

     3 /o/  less the indemnity payable by the government plan.

--------------------------------------------------------------------------------

b) The weekly indemnity will be reduced by any pension benefits that the participant receives from the Quebec or Canada Pension Plan.

c) The weekly indemnity will be reduced by any payment received according to the employer's policy regarding continuation of salary, vacation, statu-tory holidays or sick leave, if the insurer receives a written notice to this effect at the time of claim and prior to any other subsequent period of paid leave.

Termination of Benefits: Weekly indemnity ceases on the earliest of the following dates:

a) The date on which the maximum benefit period specified in the Summary of Benefits expires;

b)   The date on which the participant ceases to be disabled;

c) The date on which the disabled participant reaches the age of termination indicated in the Summary of Benefits, if applicable, provided the participant has received at least fifteen (15) weeks of benefits; otherwise, on the date on which he has received fifteen (15) weeks of benefits;

d)   The date on which the participant retires;

e)   The date of the participant's death;

f) The date on which the participant fails to submit to an examination by the physician designated by the insurer;

g) The date on which the participant fails to provide any evidence of disability required by the insurer;

h)   The date on which the participant begins a remunerative occupation;

--------------------------------------------------------------------------------

i) The date on which the participant is incarcerated after committing a criminal offence for which he was found guilty.

SUCCESSIVE PERIODS OF DISABILITY
--------------------------------

If the participant who has returned to active work again becomes disabled while this coverage is in force, within fifteen (15) days of the first disability, and if such disability results from the same cause as the previous disability or from related causes, this is considered to be a continuation of the previous disability.

If the participant who has returned to active work for a period of fifteen (15) consecutive days or more again becomes disabled, while this coverage is in force, and if such disability results from the same cause as the previous disability or from related causes, this is considered to be a new disability only if the participant is not entitled to monthly disability benefits, and a new elimination period will apply.

However, if the participant who has returned to active work again becomes disabled while this coverage is in force, due to an illness or accidental injury totally unrelated to the previous cause of disability, this is considered to be a new disability and a new elimination period will apply.

EXCLUSIONS AND LIMITATIONS
--------------------------

a) The benefit specified herein does not cover any disability resulting from one of the following causes:

     . Injury or illness resulting from civil unrest, insurrection or war, whether war be declared or not, or participation in a riot;

--------------------------------------------------------------------------------

     - Attempted suicide or voluntary self-inflicted injury, while sane or insane;

     - Cessation of work to receive care which is not medically required or which is given for cosmetic purposes, unless such care is for accidental injury and commenced within ninety (90) days of the accident;

     - Injury or illness while committing, attempting to commit, or provoking an assault or criminal offence.

b) Pregnancy - Weekly indemnity is paid in the event of illness relating to pregnancy. However, the insurer pays no indemnity for any illness or accidental injury:

     - During a maternity or parental leave taken in accordance with provincial or federal legislation or during any maternity or parental leave taken in agreement with the employer;

     - In the course of any period during which the participant receives maternity or parental benefits under the Employment Insurance Act;

     - During any extension of maternity or parental leave beyond the periods specified above, if the participant was entitled to and requested such extension.

c) If disability results from drug addiction or alcoholism, the weekly indemnity will be paid provided that the participant is following a closed treatment program approved by the insurer.

d) A participant who is out of Canada and the United States for a period of ninety (90) consecutive days or more will no longer be entitled to the indemnity under the present benefit and such entitlement will

--------------------------------------------------------------------------------
     be restored only upon the participant's return, subject to all other provisions of the present benefit.

e) The insurance provided herewith does not cover any disability resulting from an illness or accidental injury which occurs during a strike, lock-out or temporary layoff, if the participant's benefit is not kept in force during the strike, lock-out or temporary layoff.

     However, if the participant's benefit is kept in force, the elimination period of the disability income benefit begins on the date the participant would have returned to work.

WAIVER OF PREMIUMS
------------------

A participant whose premiums are waived under the article Waiver of Premiums of his life insurance benefit is also entitled to waiver of premiums for the present benefit, under the same conditions.

However, waiver of premiums ceases on the termination date of the benefit or plan.

--------------------------------------------------------------------------------

                      LONG-TERM DISABILITY INCOME INSURANCE
--------------------------------------------------------------------------------

Upon the participant becoming disabled due to illness or accidental injury, the insurer undertakes to pay the participant the monthly indemnity specified herein for each month or part of a month (one-thirtieth (1/30) of the monthly indemnity for each day) during which the disability lasts, subject to the terms and conditions hereinafter specified.

SPECIAL DEFINITION
------------------

Disability

A state of complete and continuous incapacity, resulting from illness or accidental injury, which wholly prevents the participant from performing:

a) Each and every task of his regular employment during the elimination period and during the twenty-four (24) months immediately following this period, regardless of the availability of such occupation; and

b) Afterwards, any remunerated function or work for which he is reasonably qualified by training, education or experience, regardless of the availability of such occupation.

Disability will only be recognized if the participant receives no remuneration arising either directly or indirectly from any employment, except under a rehabilitation program approved by the insurer.

--------------------------------------------------------------------------------

PARTICULARS
-----------

Beginning of Benefits: Payment of monthly indemnity begins following expiry of the elimination period specified in the Summary of Benefits.

Amount of Benefits: The amount of monthly indemnity payable under this benefit is determined according to a formula set forth in the Summary of Benefits and may not exceed the monthly maximum amount therein specified.

Reduction of Benefits: The monthly indemnity payable under this benefit will be reduced, after the application of the monthly maximum indicated in the Summary of Benefits, by any disability benefits which are payable or which would have been payable to the participant had a satisfactory application been made under:

a) the Quebec or Canada Pension Plan, excluding benefits payable on behalf of dependent children;

b)   a workers' compensation act;

c)   a provincial automobile insurance law;

d)   a provincial crime victims compensation act.

Moreover, the amount of monthly disability income benefits payable by the insurer is adjusted so that the sum of all income, compensation, indemnity and benefits which the participant would or could receive, due to his disability, from: (a) the policyholder, (b) any government body, (c) under any group insurance or pension plan to which the policyholder contributes, and (d) any other insurance contract, may at no time exceed the OVERALL MAXIMUM, as defined in the Summary of Benefits.

Future cost of living adjustments made to amounts received from any of the above-mentioned sources will not bring about further reductions.

--------------------------------------------------------------------------------

However, if benefits payable under the present benefit are taxable, they will be calculated as follows:

1 /o/  the indemnity payable by the insurer,

2 /o/ less the federal and provincial taxes applicable, according to the participant's personal exemption,

3 /o/  less the indemnity payable by the government plan.

Termination of Benefits: The monthly indemnity ceases on the earliest of the following dates:

a) The date the maximum benefit period specified in the Summary of Benefits has been reached;

b)   The date on which the participant ceases to be disabled;

c)   The date on which the participant reaches the age of sixty-five (65);

d) The date on which the participant retires or reaches the normal retirement age under the employer's pension plan, but never beyond the normal retirement age indicated in the Summary of Benefits of the present plan;

e) The date on which the participant starts to receive pension benefits from the Quebec or Canada Pension Plan;

f)   The date of the participant's death;

g) The date on which the participant fails to submit to an examination by the physician designated by the insurer;

h) The date on which the participant fails to provide any evidence of disability required by the insurer;

i) The date on which the participant refuses to participate in a rehabilitation program or to

--------------------------------------------------------------------------------
     engage in rehabilitation employment which the insurer and its consulting physicians deem reasonably appropriate;

j) The date on which the participant engages in a remunerative occupation, unless it is rehabilitation employment;

k) The date on which the participant is incarcerated after committing a criminal offence for which he was found guilty.

SUCCESSIVE PERIODS OF DISABILITY
--------------------------------

If the participant who has returned to active work again becomes disabled while the coverage is in force, within six (6) consecutive months of the first disability and if such disability results from the same cause as the previous disability or from related causes, this is considered to be a continuation of the previous disability. During the elimination period, successive periods of disability from a single cause separated by fifteen (15) days or less will be considered as the same period.

However, if the participant who has returned to active work again becomes disabled while the coverage is in force, due to an illness or accidental injury totally unrelated to the previous cause of disability, the disability is considered to be a new disability and a new elimination period will apply.

--------------------------------------------------------------------------------

EXCLUSIONS AND LIMITATIONS
--------------------------

a) The benefit specified herein does not cover any disability resulting from one of the following causes:

     - Injury or illness resulting from civil unrest, insurrection or war, whether war be declared or not, or participation in a riot;

     - Attempted suicide or voluntary self-inflicted injury, while sane or insane;

     - Flight or attempted flight on board an airplane or other aircraft if the participant is part of the crew or performs any function relating to the flight, or participates in the flight as a parachutist;

     - Injury or illness resulting from committing, attempting to commit, or provoking an assault or criminal offence.

b) Pregnancy - Monthly indemnity is paid in the event of illness relating to pregnancy. However, the insurer pays no indemnity for any illness or accidental injury:

     - During a maternity or parental leave taken in accordance with provincial or federal legislation or during any maternity or parental leave taken in agreement with the employer;

     - In the course of any period during which the participant receives maternity or parental benefits under the Unemployment Insurance Act of Canada;

     - During any extension of maternity or parental leave beyond the periods specified above, if the participant was entitled to and requested such extension.

--------------------------------------------------------------------------------

c) If disability results from drug addiction or alcoholism, the monthly disability benefits will be payable provided that the participant is following a closed treatment program approved by the insurer.

d) No benefits are payable to a participant who was insured on the commencement date of this plan, for any disability beginning within twelve
     (12) months of such date if the disability is wholly or partly attributable to an illness or injury for which the participant received care or took medication within the ninety days preceding the plan commencement date.

     However, if this plan is a replacement plan, this provision does not apply to participants who were insured under the previous plan on the date it was terminated.

     Furthermore, no benefits are payable to a participant who becomes insured after the commencement date of this plan, for any disability beginning within twelve (12) months of the participant's effective date of insurance, if the disability is wholly or partly attributable to an illness or injury for which he received care or took medication within the ninety (90) days preceding his effective date of insurance.

e) A participant who is out of Canada and the United States for a period of ninety (90) consecutive days or more will no longer be entitled to the indemnity under the present benefit and such entitlement will be restored only upon the participant's return, subject to all other provisions of the present benefit.

f) The insurance provided herewith does not cover any disability resulting from an illness or accidental injury which occurs during a strike, lock-out or temporary layoff, if the participant's benefit is not kept in force during the strike, lock-out or temporary layoff.

--------------------------------------------------------------------------------

     However, if the participant's benefit is kept in force, the elimination period of the disability income benefit begins on the date the participant would have returned to work.

WAIVER OF PREMIUMS
------------------

A participant whose premiums are waived under the article Waiver of Premiums of his life insurance benefit is also entitled to waiver of premiums for the present benefit, under the same conditions.

REHABILITATION PROGRAM
----------------------

A participant who was disabled for at least the elimination period and who, on the prescription and under the supervision of his physician, registers for a rehabilitation program approved by the insurer, is eligible to receive the indemnity payable under this benefit for a maximum period of twenty-four (24) months in addition to receiving the remuneration payable under this rehabilitation program.

However, the sum of the remuneration payable under the rehabilitation program and the monthly indemnity under this benefit must not exceed the monthly salary the participant was being paid at the onset of disability. If this sum exceeds one hundred per cent (100%) of the net monthly salary determined at the onset of disability (or of the gross monthly salary if the benefit is taxable), the income payable under this benefit will be reduced so as not to exceed this salary.

INDEXATION
----------

The amount of benefit payable will be adjusted on the first day of January of each year according to the Canadian Consumer Price Index, up to the maximum annual indexation rate indicated in the Summary of Benefits, if applicable.

--------------------------------------------------------------------------------

                          SUPPLEMENTAL HEALTH INSURANCE
--------------------------------------------------------------------------------

The insurer undertakes to reimburse health care expenses incurred due to accidental injury, illness or pregnancy, subject to the terms and conditions hereinafter specified.

SPECIAL DEFINITIONS
-------------------

Hospital: Hospital means an institution providing care of short duration

a)   legally acknowledged as such;

b)   intended for the care of bedridden patients; and

c) which provides at all times the services of physicians and registered nurses.

Units set aside for convalescent or chronic care purposes in hospitals are excluded.

Rehabilitation institution, convalescent home or chronic care institution: Such terms designate an institution or health unit

a)   legally acknowledged as such; and

b)   intended for the care of bedridden patients.

Nursing homes, homes for the aged, rest homes, reception centres and drug and alcohol treatment centres are excluded.

Prosthesis: A device designed to replace all or part of a limb or an organ.

--------------------------------------------------------------------------------

Orthesis or Orthopedic Device: A device applied to a limb or part of the body in order to correct a functional disability.

Therapeutic or Medical Appliances: Appliances currently used according to the manufacturer's standards and recognized as specifically for the immediate treatment of a pathological condition following an illness or an accident, such as appliances for the control of pain, extended physiotherapy and the administration of medication, respiratory assistance and diagnostic devices, excluding orthopedic appliances, stethoscopes and sphygmomanometers.

Original or Generic Drug: If mention is made of these two types of drugs, the original drug refers to the drug that was first developed and launched on the market. The generic drug refers to any reproduction of the original drug and is usually less expensive.

HOSPITALIZATION IN CANADA
-------------------------

The insurer reimburses that part of hospital expenses incurred in Canada which exceeds the amount reimbursed by government plans, up to the daily maximum specified in the Summary of Benefits, and without any limit as to the number of days of hospitalization.

EMERGENCY EXPENSES OUTSIDE THE PROVINCE OF RESIDENCE
----------------------------------------------------

The insurer reimburses hospitalization, medical and surgical expenses outside the province of residence of the insured person, in case of emergency, for that part of eligible expenses that exceeds the amount paid by a provincial health insurance plan whose coverage is compulsory for all insured persons.

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                                     page 49

Expenses must be incurred due to a sudden and unexpected illness or to an accident which occurred during a stay outside the province of residence whose expected length is less than ninety (90) consecutive days.

Moreover, when hospitalized outside Canada, the insured person must get in touch with the MEDICAL ASSISTANCE SERVICE as soon as it is possible to do so, otherwise the insurer has the right to terminate coverage.

In the absence of medical contraindication, the insurer may request that the insured person be repatriated or treated elsewhere. Repatriation must be recommended and planned by the medical assistance company. If an insured refuses to follow a recommendation for repatriation, the insurer accepts no responsibility for expenses incurred thereafter.

The overall maximum reimbursed by the insurer, for expenses incurred outside the province of residence, is specified in the Summary of Benefits.

MEDICAL EXPENSES IN CANADA
--------------------------

The following expenses are covered, but only if they were incurred after the effective date of the insurance:

a)   Services, care and treatment prescribed by a physician, such as:

     i) Services rendered at the insured person's home by a registered nurse or nurse's aide who is unrelated to the insured person and who does not ordinarily reside with the latter, up to the maximum indicated in the Summary of Benefits;

     ii) Licensed ambulance service for emergency transportation to the nearest hospital equipped to provide the required treatment.

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                                     page 50
          or for transportation therefrom, when the physical condition of the insured person precludes the use of any other means of transportation;

     iii) Oxygen and rental of equipment necessary for its administration;

     iv) Drugs or medicine available in Canada and which can only be obtained with the written prescription of a physician or dental surgeon and dispensed by a licensed pharmacist, except for those products listed in the article Exclusions and Reductions of the present benefit;

          Medical drugs such as cardiotropic, antiasthmatic, antidiabetic, antiparkinsonian and anticoagulant are considered eligible medical drugs, provided that they are prescribed by a physician and sold by a licensed pharmacist;

     v) Purchase of artificial limbs and eyes, if the loss occurred while insured;

     vi) Rental or purchase, as previously approved by the insurer, of a wheelchair (excluding electric wheelchairs except for quadriplegics), a hospital bed (excluding electric beds) and any other therapeutic appliances (excluding batteries);

     vii) Purchase of breast prostheses, up to the maximum specified in the Summary of Benefits;

     viii)Purchase of medical elastic stockings prescribed for the treatment of varicose veins, following severe burns or surgery, up to the maximum indicated in the Summary of Benefits;

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                                     page 51

     ix) Room and board in a rehabilitation home, a convalescent home or chronic care home designated for such treatment by an appropriate government body, while under the supervision of a physician or registered nurse, up to the maximum indicated in the Summary of Benefits, and provided the stay follows the end of a period of hospitalization by less than fourteen (14) days;

     x) cost of orthopedic shoes as described below, up to the maximum indicated in the Summary of Benefits:

          - The cost of modifying a regular shoe or the cost of purchasing, repairing, modifying or adjusting an insert or device added to a regular shoe;

          -    The purchase price of an orthopedic shoe;

     xi) Cost of intrauterine devices, up to the maximum eligible expenses indicated in the Summary of Benefits;

     xii) Purchase of glasses or contact lenses following cataract surgery, up to the maximum indicated in the Summary of Benefits, and provided these expenses are incurred before age sixty-five (65);

     xiii)Diagnostic laboratory and X-ray fees from a commercial establishment, up to the maximum eligible expenses indicated in the Summary of Benefits;

     xiv) Purchase or rental of orthopedic appliances other than orthopedic shoes and podiatric apparatus which are obtained from a recognized establishment or laboratory and which are required as a result of a bodily injury or illness. The purchase must be made while this coverage is in effect;

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                                    page 52

     xv)  Purchase or rental of crutches, and purchase of hernial belts;

     xvi) Purchase of capillary prostheses following chemotherapy, up to the maximum indicated in the Summary of Benefits;

     xvii)Sclerosing injection fees up to the maximum indicated in the Summary of Benefits.

b) Dental care given out of hospital by a dentist, in accordance with the normal suggested fee for a general practitioner, and required as a result of accidental injury to whole, healthy, natural teeth.

     Only care received within twelve (12) months of the accident is covered. All other dental expenses are excluded.

c) Fees for paramedical care given by one of the professionals specified in the Summary of Benefits, up to the maximums indicated in the Summary of Benefits.

     Paramedical care must be given by a person duly authorized by the responsible provincial or federal organization to practice this profession in accordance with the rules of the profession.

     X-ray fees of a chiropractor, up to the maximum indicated in the Summary of Benefits.

     However, for Ontario residents, paramedical care given by a chiropractor or a podiatrist are reimbursed according to the method of payment in force under Ontario's Health Insurance Act, prior to August 1, 1996, which forbade the insurer to reimburse expenses incurred for those practitioners before the annual maximum payable under the provincial health plan had been reached.

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                                    page 53

d) Hearings Aids: Expenses incurred for the initial purchase, replacement or repair of hearing aids or any related devices (with the exception of batteries), and for the professional services given by a hearing aid acoustician following the purchase, are reimbursed, provided they have been prescribed by a physician, audiologist or speech therapist.

     Covered expenses are limited to the maximum specified in the Summary of Benefits.

EXCLUSIONS AND REDUCTIONS
-------------------------

a)   This benefit does not cover:

     i) Expenses which are or would normally be payable or reimbursable under a workers' compensation act, if a claim had been submitted;

     ii) Expenses resulting from attempted suicide or voluntary self-inflicted injury, while sane or insane;

     iii) Expenses resulting from injury or illness caused by civil unrest, insurrection or war, whether war be declared or not, or participation in a riot;

     iv) Treatment or appliance to correct bruxism or vertical dimension or any temporomandibular joint dysfunction;

     v) Surgery or treatment which is not medically required, and which is given for cosmetic purposes or for any reason other than curative, or which exceeds ordinary surgery or treatment given in accordance with current therapeutic practice, and surgery or treat-

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                                    page 54
          ment which is given in relation to an operation or treatment of an experimental nature;

     vi) Any care or treatment included in the protocol of a research and development program for a product whose use has not been recommended by the manufacturer or which does not comply with government standards, or any other expenses incurred for care or treatment that is not recognized as normal, customary and common practice;

     vii) Any portion of the charge for services in excess of the reasonable and customary charge normally incurred for an illness of the same nature and severity in the locality where the service is provided;

     viii)Care and services rendered free of charge or which would be free of charge were it not for insurance coverage or which are not chargeable to the insured person;

     ix)  Rest cure or travel for reasons of health;

     x) Eye examination, except if mention is made that these expenses are covered under the present benefit;

     xi) Prescription initial purchase, adjustment or replacement of eyeglasses or contact lenses, except if mention is made that these expenses are covered under the present benefit;

     xii) All care or treatment related to fertility or infertility;

     xiii)Purchase or rental of any comfort or massage apparatus, and of domestic accessories that are not exclusively for medical purposes;

     xiv) Purchase of food or nutritional supplements and expenses incurred in the treatment of

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                                     page 55
          obesity, whether or not these are prescribed for a medical reason;

     xv) Expenses incurred for the administration of serums, vaccines and injectable medications;

     xvi) Contraceptives (other than oral), except if mention is made that these expenses are covered under the present benefit, anti-smoking aids, hair growth stimulants, anabolic steroids and growth hormones;

     xvii)The following products, except those which can only be obtained with a physician's prescription and dispensed by a pharmacist:

          -    products for the care of contact lenses;
          -    proteins or dietary supplements, amino acids;
          -    baby food;
          -    mouthwash, bandages and throat lozenges;
          -    shampoos, oils, creams;
          -    toilet products including-soaps and emollients;
          -    skin softeners and protectors;
          -    vitamins or multivitamins;
          -    supplements or prenatal vitamins;
          -    minerals;
          -    homeopathic products;

     xviii)The contribution to the cost of drugs and pharmaceutical services which must be paid by the insured person under any provincial drug insurance plan;

     xix) Expenses incurred for problems related to erectile dysfunction.

b) The amount of benefits is reduced by any benefit that is payable or reimbursable under a government plan, a group plan or an individual plan, or that would have been payable had the person submitted a claim.

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                                     page 56

CALCULATION OF REIMBURSEMENT
----------------------------

Deductible: The deductible is that portion of covered expenses which must be paid by the participant before any benefits are payable under the present benefit. The maximum deductible required per calendar year is specified in the Summary of Benefits, if applicable.

Carry-over Provision: If the deductible has been satisfied in whole or in part by the payment of expenses incurred in the last three (3) months of a calendar year, the deductible for the following year will be reduced by the amount of deductible already paid.

Reimbursement: The insurer reimburses a percentage of the covered expenses incurred in the course of a calendar year, after applying the deductible for that year, if applicable. Such percentage is specified in the Summary of Benefits.

Maximum Benefit Per Insured Person: The overall maximum reimbursed by the insurer for the present benefit is specified in the Summary of Benefits.

Coordination of Benefits: The benefits herein will be coordinated with any sum which the insured person is receiving or would receive under any other benefit. The term "coverage" means any coverage providing care, services or supplies under

i) any group, individual or family insurance, travel insurance, creditor's or savings insurance coverage,

ii)  any government-sponsored plan providing coverage for similar care, and

iii) any non-insured employee benefit plan.

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                                    page 57

WAIVER OF PREMIUMS
------------------

A participant whose premiums are waived under the article waiver of Premiums of his life insurance benefit is also entitled to waiver of premiums for the present benefit, under the same conditions.

However, waiver of premiums ceases on the termination date of the benefit or plan.

EXTENSION OF DEPENDENTS' INSURANCE
----------------------------------
AT THE PARTICIPANT'S DEATH
--------------------------

At the participant's death, the dependents' insurance is extended, without premium payment, to the earliest of the following dates:

a)   Twenty-four (24) months after the participant's death;

b) The date on which the dependents' insurance would have terminated had the participant then been living;

c)   The termination date of the benefit or plan.

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                                     page 58

                       MEDICAL ASSISTANCE OUTSIDE CANADA
--------------------------------------------------------------------------------

This coverage provides the insured person, who is already covered under a government health insurance plan, with medical assistance in case of emergency while on vacation or business trips of which the expected length is less than ninety (90) days, for any accident or illness which occurs outside Canada, subject to the conditions that follow.

In order to take advantage of this coverage, the insured person must necessarily be covered by the SUPPLEMENTAL HEALTH INSURANCE benefit that is part of the present policy issued by the insurer.

SPECIAL DEFINITIONS
-------------------

Medical Authority: A legally qualified medical practitioner lawfully entitled to practice medicine in the country where medical services are performed.

Accident: Any sudden, unforeseeable and violent event which directly results from an external cause, independent of the insured person's wishes, leads to bodily injuries and prevents the insured person from continuing his trip, and which occurs while this coverage is in effect.

Family Member: The insured person's spouse, father, mother, child, brother or sister.

Illness: Any sudden and unforeseeable deterioration in health verified by a competent medical authority which prevents the insured person from continuing his trip, and which occurs while this coverage is in effect.

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                                    page 59

Hospital: A hospital refers to an institution which provides short-term care and:

a) is legally recognized as such in the country where the institution is located;

b)   provides care to bedridden patients;

c)   is equipped with a laboratory and an operating room;

d)   has legally qualified physicians and registered nurses working twenty-four
     (24) hours a day.

Rehabilitation homes, convalescent homes, rest homes, chronic care homes and hospital chronic care wards do not qualify as hospitals.

Claims: Any event, accident or illness which justifies intervention by the Medical Assistance Service.

MEDICAL ASSISTANCE
------------------

a) The following emergency medical assistance following an accident or illness is available:

     i)   Twenty-four (24) Hour Access
          ----------------------------

          . The insured person can call the 24-hour hotline at any time of the day or night, and multilingual coordinators will put him in touch with a network of specialists to handle travel-related emergencies.

     ii)  Medical Care
          ------------

          The Medical Assistance Service will:

          . Upon request by the insured person, organize consultations with general practitioners or specialists in order to

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                                    page 60
          obtain the best medical care available in the area.

          . Provide assistance with admittance to the hospital nearest the scene of the accident or illness.

          . Assure doctors and hospitals that the plan will cover the expenses.

     iii) Medical Transportation
          ----------------------

          The Medical Assistance Service will:

          . Arrange for transportation or transfer of the insured person by any appropriate means recommended by the attending physician, which the Medical Assistance Service agrees to, to a hospital near the scene of the accident or illness, if required by the medical emergency.

          . Organize the return of the insured person to his residence or to a hospital near his residence after initial medical care has been provided, by an appropriate means of transportation, provided that the return is medically necessary and permissible. The Medical Assistance Service arranges for the insured person's return using the most appropriate means of transportation: air ambulance, helicopter, commercial airline, train or ambulance.

          . The expenses incurred for transporting or transferring the insured person as described in the two previous paragraphs will be paid by the insurer.

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                                     page 61

     iv)  Payment of Medical Expenses and Cash Advance
          --------------------------------------------

          . The Medical Assistance Service will make the necessary arrangements to pay medical expenses covered under the SUPPLEMENTAL HEALTH INSURANCE which is part of this policy issued by the insurer for emergency hospitalization and medical or surgical care outside of Canada.

               If need be, the Medical Assistance Service will advance up to ten thousand dollars ($10,000) in legal Canadian tender, after reaching an agreement with the insurer, for the participant and his covered dependents.

               The participant must pay back any cash advance to the insurer in one lump sum and according to the exchange rates effective at the time of the cash advance, within ninety (90) days following his return to Canada. Should the participant fail to pay, the insurer reserves the right to compensate on health claims or any other claims which the participant or his dependents present under this policy.

     v)   Return of Deceased
          ------------------

          . Should the insured person die due to an illness or accident, the Medical Assistance Service will take care of all the arrangements and pay up to three thousand dollars ($3,000) for the postmortem expenses, the coffin and transportation of the deceased to the place of burial in Canada. Funeral expenses will not be covered by the Medical Assistance Service or the insurer.

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                                     page 62

     vi)  Return of Dependent Children
          ----------------------------

          . The Medical Assistance Service will organize the return of the insured person's children under age sixteen (16) who are left unattended and will arrange and pay for economy transportation for the children, with an escort if necessary, to their usual place of residence in Canada. If the return tickets are still valid, only the additional cost for return transportation will be paid, after deducting the value of the tickets.

     vii) Return of a Family Member
          -------------------------

          . The Medical Assistance Service will organize the return of a family member who has lost the use of his airplane ticket due to the insured person's hospitalization or death. The Medical Assistance Service will make the arrangements to provide economy transportation for a family member to his usual place of residence in Canada. If the return tickets are still valid, only the additional cost for return transportation will be paid, after deducting the value of the tickets.

     viii) Visit from a Family Member
           --------------------------

          . The Medical Assistance Service will organize round-trip economy class transportation for a family member to visit the insured person if the person is hospitalized for at least seven (7) consecutive days and if the attending physician feels that the visit would be beneficial for the patient.

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                                     page 63

     ix)  Meals and Accommodation
          -----------------------

          . With regard to paragraphs vi), vii) and viii), the Medical Assistance Service will pay expenses incurred for meals and accommodation up to one hundred and fifty dollars ($150) per day for a maximum of seven (7) days. Receipts must be provided for these expenses before the Medical Assistance Service issues a reimbursement.

     x)   Vehicle Return.
          --------------

          . The Medical Assistance Service will pay up to one thousand dollars ($1,000) to return the insured person's vehicle, either private or rental, to the insured person's residence or the nearest appropriate vehicle rental location.

     xi)  Cash Advances
          -------------

          . The Medical Assistance Service will advance cash, if need be, for the insured person to obtain the services described in paragraphs iii), vi), vii), viii), ix) and x), or will provide payment guarantees of up to one thousand dollars ($1,000) in legal Canadian tender. The participant must pay back any cash advance to the insurer according to the exchange rates effective at the time of the cash advance. The cash advance will be withheld by the insurer from any claim payments, if applicable.

b) Other emergency travel services also available to the insured person while travelling abroad:

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                                     page 64

     .    Telephone Interpretation Service
          --------------------------------

          In case of an emergency, the Medical Assistance Service provides the insured person with telephone interpretation services in most foreign languages.

     .    Messages
          --------

          In case of an emergency, the Medical Assistance Service relays a message, upon request, to the insured person at his home, office or elsewhere, or holds messages for the insured person or his family members for fifteen (15) days.

     .    Legal Assistance
          ----------------

          Should an insured person require legal assistance, the Medical Assistance Service assists him in finding local legal aid for an accident or another cause of defence, and will also help the insured person to obtain a cash advance from his credit cards, family and friends, in order to pay for any bail or legal fees.

     .    Travel Information
          ------------------

          The Medical Assistance Service sends the insured person travel information related to transportation, vaccinations and precautionary measures before, during and after the trip.

     .    Emergency Medication
          --------------------

          Should an insured person require medication not available locally that is indispensable for a treatment in progress, the Medical Assistance Service coordinates the search for and dispatch of the medication. The insured person is responsible for the cost of the medication

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                                     page 65
          unless it is covered under the SUPPLEMENTAL HEALTH INSURANCE of this policy.

     .    Lost Baggage or Documents
          -------------------------

          If the insured person loses or has his baggage stolen, the Medical Assistance Service will help him contact the appropriate authorities.

EXCLUSIONS
----------

This benefit does not cover:

a) Expenses payable or reimbursable under a government, a group or individual plan, or which normally would have been payable if a claim had been submitted;

b) Expenses resulting from attempted suicide or voluntary self-inflicted injury, whether the insured person is sane or insane;

c) Expenses resulting from injury or illness caused by civil unrest, insurrection or war, whether war is declared or not, or participation in a riot;

d) Surgery or treatment which is not medically required, and which is given for cosmetic purposes, for any reason other than curative, or which exceeds ordinary surgery or treatment given in accordance with normal therapeutic practice, and surgery or treatment which is given in relation to an operation or treatment of an experimental nature;

e) The portion of the expenses which exceeds reasonable and customary fees for the area in which treatment is provided for an illness of the same nature and severity;

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                                     page 66

f) Care or services rendered free of charge or which would be free of charge were it not for insurance coverage or which are not chargeable to the insured person;

g)   Any rest cure or travel for reasons of health.

PROVISIONS
----------

Notice of Claim: As soon an the insured person is aware of an incident, he must take all reasonable precautions to stop its progression and must contact the Medical Assistance Service as soon as possible to indicate the circumstances and the known or presumed causes of the incident. Upon request by the Medical Assistance Service, the insured person must provide a certificate from the attending physician explaining the probable consequences of the illness or the injuries suffered during the accident.

Prescription: Claims must be made within twelve (12) months following the date of the incident.

Refund for the Return Ticket: When the insured person's transportation is arranged by the Medical Assistance Service, he must present the original return ticket or the reimbursement. If neither is available, the price of the ticket will be withheld by the insurer from the amounts payable to the insured person, if applicable.

LIABILITY
---------

The Medical Assistance Service may not be held responsible for failure to provide medical assistance or for delays caused by strikes, civil wars, wars, invasions, intervention by enemy powers, hostilities (whether war is declared or not), rebellions, insurrections, acts of terrorism, military operations or coups, riots or

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                                     page 67
uprisings, radioactive fallout, or any other situation beyond its control.

The doctors, hospitals, clinics, lawyers and other authorized practitioners or institutions to which the Medical Assistance Service directs insured persons are, for the most part, independent contractors and act on their own behalf and are not employees, agents or subordinates of the Medical Assistance Service.

The Medical Assistance Service and the insurer are not in any way responsible for negligence or other acts or omissions by these doctors, hospitals, clinics, lawyers or other authorized practitioners or institutions.

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                                     page 68

                             DENTAL CARE INSURANCE
--------------------------------------------------------------------------------

The insurer undertakes to reimburse the participant's dental care expenses, subject to the terms and conditions hereinafter specified.

SPECIAL DEFINITIONS
-------------------

General Practitioner: A dentist who practices dentistry without specialization.

Specialist: A person licensed by the provincial licensing authority to practice dentistry with specialization.

Denturist: A person licensed by the appropriate provincial licensing authority to work as a practitioner supplying and fitting dentures.

Expenses Incurred: Any fee corresponding to a professional procedure already performed. Expenses are considered to be incurred only when treatment has actually been given, even if a treatment plan has been submitted to and approved by the insurer.

For dentures, expenses are considered to be incurred only on the date such dentures are installed.

DENTAL EXPENSES
---------------

"Eligible expenses" means fees incurred for treatment given by a general practitioner or by a specialist on the recommendation of a general practitioner. Such expenses must be incurred while this plan is in force. Expenses incurred in Canada are limited to the normal

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                                     page 69
rate suggested for general practitioners of the province where treatment is given.

Expenses incurred for treatment provided by a denturist are limited to the normal suggested fee for denturists of the province where treatment is provided.

Expenses incurred outside Canada are limited to the normal rate suggested for general practitioners of the insured person's province of residence.

These expenses are reimbursed according to the Fee Guide of the year indicated in the Summary of Benefits.

The following expenses are covered if so stated in the Summary of Benefits:

Preventive Care
---------------

a)   Examinations and Diagnoses

     -    oral examination: once every two (2) years
     -    oral check-up: once every six (6) months
     -    emergency oral examination
     -    specific oral examination

b)   X-rays

     - intra-oral - periapical: one complete series every two (2) years
     -    intra-oral - occlusal
     -    intra-oral - interproximal
     -    extra-oral
     -    sialography
     -    panoramic: once every two (2) years
     -    radiopaque dyes

c)   Tests and Laboratory Examinations

     -    microbiologic culture
     -    biopsy of oral tissue - soft
     -    biopsy of oral tissue - hard
     -    cytologic smear

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                                     page 70

     .    pulp vitality tests
     .    caries susceptibility tests

d)   Preventive Services

     . polishing of coronal portion of teeth (prophylaxis): twice every twelve (12) months
     .    topical application of fluoride
     .    initial oral hygiene instruction

e)   space maintainers for persons under age eighteen (18)

Basic Treatments
----------------

a)   Basic Treatments

     .    finishing restorations
     .    pit and fissure sealant
     .    caries control
     .    interproximal discing
     .    prophylactic odontomy

b)   Restorative.

     .    amalgam restorations
     .    composite restorations

c)   Endodontics

     .    pulp capping
     .    pulpotomy (excluding final restoration)
     .    emergency pulpotomy
     .    endodontic trauma
     .    root canal therapy
     .    endodontic surgery
     .    apexification

d)   Periodontics

     .    surgical services
     .    provisional matching
     .    adjunctive periodontal procedures

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                                     page 71

          Root planning and curettage are covered up to a maximum of three (3) sextants and two (2) quadrants or up to fourteen (14) teeth per calendar year. These procedures are limited to dentists exclusively and are only covered if testing of periodontal pockets indicates four millimeters (4 mm) or more. In all cases, appropriate x-rays and periodontal chart must be submitted.

e)   Dentures - removable

     .    adjustments
     .    repairs
     .    rebasing and relining
     .    prophylaxis and polishing

f)   Oral Surgery

     .    removal of erupted tooth (uncomplicated)
     .    surgical removals (complicated)
     .    removal of tumours or cysts

g)   Adjunctive General Services

     .    anaesthesia (in relation to surgery)

EXCLUSIONS AND REDUCTIONS
-------------------------

a)   This benefit does not cover:

     i) Treatment or appliance related directly or indirectly to full mouth reconstruction, to correct bruxism or vertical dimension or any temporomandibular joint dysfunction;

     ii) Services rendered by a dental hygienist and not administered under the supervision of a dentist;

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                                     page 72

     iii) Dental services covered under the health insurance, if such benefit is part of this plan, or under any other group insurance contract;

     iv) Services and supplies relating to any appliance worn in the practice of a sport;

     v) Expenses which are payable or reimbursable under a worker's compensation act, or would normally have been if a claim had been submitted;

     vi) Care or services necessary due to an attempted suicide or voluntary self-inflicted injury, while sane or insane;

     vii) Care or services resulting from civil unrest, insurrection or war, whether war be declared or not, or participation in a riot;

     viii)Services which are not medically required, which are given for cosmetic purposes or which exceed ordinary services given in accordance with current therapeutic practice;

     ix) Care or services rendered free of charge or which would be free of charge were it not for insurance coverage or which are not chargeable to the insured person;

     x)   Care or services related to implants.

b) The amount of benefits is reduced by any benefit that is payable or reimbursable under a government plan, a group plan or an individual plan, or that would have been payable had the person submitted a claim.

c) Treatment Plan - If the total cost of a treatment is expected to exceed four hundred dollars ($400),

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                                     page 73
     a treatment plan must be submitted to the insurer who will determine, before commencement of treatment, the amount of eligible expenses.

     "Treatment plan" means a written description of the treatment which, in the opinion of the dentist, will be required, including X-rays in support of such opinion, and specification of the probable date and cost of treatment.

PAYMENT OF BENEFITS
-------------------

Proof: Before paying benefits, the insurer may require, as proof and at no expense to the insurer, a complete diagram showing the insured person's state of dentition prior to the beginning of the treatment for which a claim is submitted. The insurer may also, if deemed necessary, require laboratory or hospital reports, X-rays, casts, molds or models used for examination purposes, or any other similar evidence.

Alternative Treatment Plan: If more than one type of treatment exists for the dental condition of the insured person, the insurer reimburses the lesser fee, provided however that the treatment given is normal and appropriate.

CALCULATION OF REIMBURSEMENT
----------------------------

Deductible: The deductible is that portion of eligible expenses which must be paid by the participant before any benefits are payable. The maximum deductible required per calendar year is specified in the Summary of Benefits, if applicable.

Carry-Over Provision: If the deductible has been satisfied in whole or in part by the payment of expenses incurred in the last three (3) months of a calendar

--------------------------------------------------------------------------------
year, the deductible for the following year will be reduced by the amount of the deductible already paid.

Reimbursement: The insurer reimburses a percentage of eligible expenses incurred in the course of a calendar year, after applying the deductible for that year, if applicable. Such percentage is specified in the Summary of Benefits.

Maximum Benefit Per Insured Person: The global maximum amount reimbursed by the insurer for the present benefit is specified in the Summary of Benefits.

In the case of any person becoming insured more than thirty-one (31) days following the eligibility date, the reimbursement for dental expenses during the first twelve (12) months of coverage may not exceed one hundred dollars ($100) per person, up to a maximum of one hundred fifty dollars ($150) per family.

Coordination of Benefits: The benefits herein will be coordinated with any sum which the insured person is receiving or would receive under any other benefit. The term "coverage" means any coverage providing care, services or supplies under

i) any group, individual or family insurance, travel insurance, creditor's or savings insurance coverage,

ii)  any government-sponsored plan providing coverage for similar care, and

iii) any non-insured employee benefit plan.

--------------------------------------------------------------------------------

                        [LOGO OF GROUP INSURANCE COMPANY]

                 [LOGO OF LES CONSEILLERS EN AVANTAGES SOCIAUX]
                 ----------------------------------------------

                         [LOGO OF INDUSTRIAL ALLIANCE]

                                 SCHEDULE 4.41

                                  TAX MATTERS

                     [Summary of French Written Documents]


The documents attached to this schedule refer to correspondence of Ernst & Young with Anapharm, Inc. and the "Ministere du Revenu du Quebec" (freely translated as "Quebec Revenue Ministry") regarding the treatment of allowances for compensation paid to Anapharm's volunteers.

                                 SCHEDULE 4.41

                                  TAX MATTERS

See documents attached hereto.

(e) The Company, up to this day, has not received any notice of assessment from the provincial governemental authorities for the taxation period ended April 30, 2001.

                                                                          Quebec

[LOGO OF ERNST & YOUNG]

A/TO:            Guylaine Perron, Anapharm inc.
                 Marc Lebel, Anapharm inc.

DE/FROM:         Nancy Avoine
                 Raymond Fortier

C.C.             Maurice Tremblay

DATE:            Le 25 fevrier 2002

OBJET/RE:        Indemnites compensatoires verses aux volontaires

--------------------------------------------------------------------------------

Le present memorandum a pour objet de vous informer sur l'evolution de l'analyse par le ministere du Revenu du Quebec ("MRQ") du traitement fiscal des indemnites compensatoires versees aux volontaires.

Nous avons eu des discussions avec monsieur Alain Vermette du MRQ la semaine demiere et souhaitons vous faire part des commentaires suivants.

Vous trouverez en annexe un document ernis par le service de l'interpretation du MRQ qui commente le traitement fiscal d'une indemnite recue par le sujet d'une experimentation de medicaments. Bien que datee de novembre 2001, cette interpretation a ete rendue publique a la mi-revrier seulement et c'est a ce moment que Monsieur Vermette en a ete mis au courant.

Selon Monsieur Vermette, cette interpretation a ete emise en reponse a une demande d'interpretation soumise au MRQ. Il ne ponvait pas nous donner plus d'information sur la source de la demande.

Vous constaterez que le MRQ conclur que les indemnites versees a un particulier conformement a l'article 25 du Code civil du Quebec constituent un revenu d'entreprise pour co dernier. Le payeur des indemnites n'a aucune obligation en matiere de deduction a la source et de declaration de renseignements.

Au niveau d'Anapharm, Monsieur Vermette avait pour objectif de verifier si les indemnites versees aux volontalres constituaient du salaire et donc determiner si Anapharm devait effectuer des retenues a la source et emettre des releves fiscaux. L'interpretation du MRQ resumee ci-dessus qui conclut qu'il ne s'agit pas de salaire permet a Monsieur Vermette de clore son dossier. Il n'a pas d'interpretation d'aller plus loin dana le dossier en cherchant a determiner s'il s'agit bien d'un revenu d'entreprise ou s'il s'agit pluror d'un montant non impossable. Il a mentionne que d'aller plus loin sur cette question aurait mis en peril les credits d'impot du Quebec reclarnes sur les indemnites versees aux volontaires a titre de sous-traitance par Anapharm.

                    . Comprendre les besoins de nos clients
                        Understanding our clients' needs

                          . Satisfaire leurs attentes
                           Meeting their expectations

                             . Toujours faire mieux
                         Doing things better every time

Neanmoins, dans le futur, le MRQ exigera que Anapharm joigne a sa reclamation de credits d'impot pour R-D du Quebec, a l'egard des indemnites reclamees comme sous-traitance, la liste des personnes a qui les indemnites ont ete versees et le numero d'assurance sociale de chacune d'elle.

L'article 1029.8.0.0.1 de la Loi sur les impots du Quebec stipule qu'un contribuable n'a pas droit a un credit d'impot sur un montant verse a un sous-traitant s'il ne fournit pas les informations suivantes (dans le cas d'un particulier):

     .    Nom de la personne
     .    Numero d'assurance sociale
     .    Contrepartie totale prevue au contrat
     .    Contrepartie versee dans l'annee

Monsieur Vermette a mentionne que le MRQ pourrair se servir des informations fournies par Anapharm sur les indemnites versees aux volontaires pour verifier si les volontaires se sont imposes sur les sommes qu'ils ont recues.

OBJET:                                                              Page 1 sur 2

[GRAPHIC]

Direction des jois sur les impots

[GRAPHIC]

     DESTINATAIRE:    Monsieur Alain Boulanger
                      Chef du service de l'interpretation
                      relative aux particuliers

     EXPEDITEUR:      Jean Goulet
                      Service de l'interpretation
                      relative aux particuliers

     DATE:            Le 27 novembre 2001

     OBJET:           Traitement fiscal d'une indemnite recue
                      par le sujet d'une experimention de medicaments

                      N/Ref: 01-010957
     [GRAPHIC]

          La presente visa a consigner les conclusions de la conversation concernant l'objet mentionne en time intervenue le 26 novembre entre vous, monsieur Rene Martineau, chef du Service de l'interpretation relative aux entreprises, monsieur Leonid [ILLEGIBLE], directeur des lois sur les impots et la soussigne.

          L'indemnite, mentionnee au second alinea de l'article 25 du Code civil du Quebec, qui est versee a un particulier en raison de sa participation en tant que sujet d'une experience visant a tester les effots de medicaments constitue essentiallement un montant recu en contreparde de la fourniture d'un service par ce particulier. Compte renu des circonstances entourant l'experimentation de medicaments, le Ministere considere qu'un tel service n'est generalement pas rendu en vertu d'un contrat de travail defini a l'article 2085 du Code civil du Quebec, mais plutot en vertu d'un contrat d'entreprise ou de service defini a l'article 2098 du Code civil du Quebec.

          En consequence, un particulier beneficiant d'une indemnite decrite ci-dessus, doit inclure

OBJET:                                                              Page 2 sur 2

          dans le calcul de son revenu en vertu de l'article 80 de la Loi sur les impots (I.R.Q., chapitre I-3) le montant de cette indemnite, deduction faite des depensee quil est raisonnable de considerer comme ayant ete encournes pour participer a l'experimentation.

          Compte tenu de cette conclusion et des politiques du Ministere, il est entendu que le payeur d'une telle indemnite n'a aucune obligation en mariere de deduction a la source et de declaration de renseignements a l'egard de ladite indemnite.

          Jean Goulet, avocat

                                                                           ....2

[LETTERHEAD OF ERNST & YOUNG]

                                     COPIE

Le 5 fevrier 2002

Monsieur Alain Vermette
Ministere du revenu du Quebec
3800, rue de Marly
Sainte-Foy (Quebec)
GIX 4A5

Objet: Anapharm inc.
       Indemnites compensatoires versees aux volontaires

Monsieur,

Nous avons pris connaissance de la demande d'interpretation que vous vous appretez a soumettre au departement de la legislation sur le traitement fiscal des sommes versees par Anapharm inc. a des volontaires. Nous vous soumettons certains commentaires et interrogations que nous avons a l'egard de cette demande.

Indemnites compensatoires versees

Anapharm verse des indemnites compensatoires aux volontaires qui participent aux etudes cliniques qu'elle realise. Ces indemnites sont versees pour compenser les individus pour l'ensemble des desagrements subis au cours d'une etude. Les volontaires doivent prendre le medicament a l'etude et subir des prelevements frequents de sang ou d'urine a des temps precis. Ils peuvent etre victimes de malaises tels des etourdissements, des pertes de conscience, des maux de tete, des douleurs dues aux prises de sang, etc. Ils doivent se conformer a des regles strictes et s'engager a ne pas poser certains gestes.

Notons que le code civil du Quebec prevoit a l'article 25:

     L'alienation que fait une personne d'une partie ou de produits de son corps doit etre gratuite; elle ne peut etre repetee si elle presente un risque pour la sante.

     L'experimentation ne peur donner lieu a aucune contrepartie financiere hormis le versement d'une indemnite en compensation des pertes et des contraintes subies.

Conformement a cet article, les sommes versees constituent des indemnites.

          . Membre d'Ernst & Young International, Ltd./ A member of Ernst & Young International, Ltd.

[LOGO OF ERNST & YOUNG]

Revenu provenant d'une source

L'article 28 de la Loi sur les impots du Quebec stipule:

     Un contribuable doit, pour diterminer son revenu pour une annee d'imposition aux fins de la presente partie:

     a) additionner l'ensemble de ses revenus provenant pour l'annee de chaque source, au Canada et dans tout autre endroit,...

Pour conclure qu'un revenu est imposable, il faut etablir qu'il s'agit d'un revenu provenant d'une source.

Vous etes d'avis que les paiements non imposables parce qu'ils ne constituent pas un revenu d'une source se limitent a la liste de paiements exoneres que vous citez, a savoir les gains fortuits, les dons, et les dommages - interets pour blessure ou deces.

Vous utilisez une definition inclusive de "revenu". Or, il nous apparait que les tribunaux utilisent une approche inverse. A cet effet, nous vous referons aux causes federales suivantes qui ont conclu a la non-imposition des sommes versees:

     .    Fortino (97 DTC 55) sur les paiements pour non competition

     .    Bedard (91 DTC 573) pour les cas de diffamation

     .    Fries (90 DTC 6662) pour les paies de greve

     .    Cirella (77 DTC 5442) pour les dommages pour prejudice personnel

Des interpretations de l'Agence des douanes et du revenu du Canada ("ADRC") commentent la non-imposition de certaines sommes:

     . Violation des droits de la personne, comme par exemple la discrimination (9804555 et 9919297)

     . Dommages generaux dus a la douleur ou la souffrance (9804555, IT-365R2 et l'equivalent du Quebec IMP.28-2/R1)

     . Dedommagement non considere comme attribuable a la perte de revenu de bien, d'entreprise ou d'emploi (9900197)

     .    "Mental distress, nuisance, inconvenience" (9713285)

     .    Dommages generaux (9710505)

Dans l'interpretation 9713285, l'ADRC cite a titre de test: "the court have stated that the essential question is to determine what the compensation is intended to replace".

        . Membre d'Ernst & Young International, Ltd./ A member of Ernst &
                            Young International. Ltd.

[LOGO OF ERNST & YOUNG]

L'interpretation 9900197 contient le commentaire suivant qui aborde dans le meme sens:

     De facon generale, un dedommagement sera considere comme etant du revenu si le montant recu constitue une compensation pour une perte de revenu de bien, d'entreprise ou d'emploi.

La Cour Supreme a conclu dans l'arret Fries que pour imposer un montant, il doit etre demontre qu'il s'agit d'un revenu provenant d'une source:

     Nous ne sommes pas convaincus que les paiements sous forme d'allocation de greve constituent en 1'espece un "revenu (...) dont la source" au sens de l'article 3 de la Loi de l'impot sur le revenu, s.c. 1970-71-72, ch. 63. Dans ces circonstances, ce doute doit profiter aux contribuables.

La question de base est, telle qu'exprimee dans la decision Fortino, a savoir si les sommes en question sont un revenu "from a productive source" et non seulement un revenu d'une provenance incertaine. Pour effectuer cette determination il faut se rappeler les commentaires suivants faits par le juge:

     However, we have to keep in mind first that the definition of gross income in the U.S. Revenue Act is exceedingly broad. This is not the case under the Act which is drafted in such a way as to include in the tax base only income from a source. The analysis made above of the interpretation to be given to the concept of income in Canadian law tends more towards a restrictive interpretation of what is to be included in taxable income. Our courts seem to act very carefully in including in taxable income amounts that are not specifically covered in the Act. Secondly, the tax treatment of a covenant ancillary to the sale of any property is treated in the Act in a section dealing with capital gains (section 42). For these reasons, I am very reluctant to follow U.S. case law. I will recall here what has been said by the Supreme Court of Canada in CUQ v. Corp. Notre-Dame de Bon-Secours, with respect to the rules that should be applied in the interpretation of tax legislation. A legislative provision should be given a strict or liberal interpretation depending on the purpose underlying it, and that purpose must be identified in light of the context of the statute, its objective and the legislative intent: this is the teleological approach. And where a reasonable doubt is not resolved by the ordinary rules of interpretations, it should be settled by recourse to the residual presumption in favour of the taxpayer.

     These principles were also applied in Symes v. Canada, and in Schwartz, supra. In these two cases, it was decided that a general provision in the Act should not prevail over a detailed provision enacted by Parliament. Now, some covenants signed with respect to the sale of property are specifically treated in section 42 of the Act. Consideration given for such covenants is deemed to be proceeds of disposition of such property. If the consideration given for a certain type of covenant in respect of the disposition of property is not caught by this section of the Act, it should not, in my view, be taxable as income under section 3.

     . Membre d'Ernst & Young International, Ltd./A member of Ernst & Young
                               International, Ltd.

[LOGO OF ERNST & YOUNG]

En conclusion, il nous semble que l'imposition d'une somme n'est pas la regle generale etablie par la loi et que la loi n'a pas a enoncer explicitement chaque exoneration pour que soit evitee l'imposition d'un montant.

Le silence de la loi dans le cas des volontaires peut indiquer que la regle d'imposition ne s'applique pas (voir a cet effet Fortino ou Fries). Il semble que les tribunaux n'aient eux non plus jamais adresse la question des paiements a des volontaires a des essais cliniques. Toutefois, comme ces gens recoivent des sommes en dedommagement des desagrements subis et pour eviter de poser certains gestes, ces paiements pourraient etre traites comme ceux pour dommages, greve ou non-competition.

Revenu d'emploi ou d'entreprise

Vous suggerez qu'une indemnite compensatoire pourrait constituer un revenu provenant d'une source qui est un emploi (salaire) ou une entreprise (revenu autonome).

Pour qualifier le revenu comme provenant d'un emploi ou d'une entreprise, il doit y avoir un travail accompli.

Les volontaires peuvent vaquer a leur "emploi ou activite habituelle" tout en absorbant les medicaments. Au cours de la periode de confinement, les volontaires occupent leurs temps de diverses facons dont il peut etre cite a titre d'exemple:

     .    Etudier
     .    Lire
     .    Faire des appels te1ephoniques
     .    Utiliser les postes internet installes chez Anapharm
     .    Jouer a des jeux de societe
     .    Travailler sur leur ordinateur personnel
     .    Ecouter de la musique, regarder la te1evision

Par ailleurs, la quasi-totalite des etudes comportent une partie hors clinique apres la periode de confinement. Au cours de cette periode ("wash-out"), les volontaires reprennent leur vie habituelle et vont chez Anapharm seulement a des intervalles predefinis pour des prelevements.

Ils peuvent donc exercer (pour d'autres) toute sorte d'activites remuneratrices pour la presque totalite du temps de confinement et la periode de wash-out.

Pouvons-nous conclure que ces personnes accomplissent en meme temps un travail pour Anapharm? Tout ce qui se passe, c'est que leur corps elimine un medicament et ils permettent a Anapharm de leur faire des prelevements sanguins ou urinaires.

Peut-on dire qu'un malade hospitalise est un employe de l'hopital lorsque ses "substances" servent a des tests? Si oui, comment appliquer les regles legales concernant le salaire minimum, le temps supplementaire, les vacances..? Le controle exerce par Anapharm est fragmentaire et superficiel. Seuls certains aspects de l'occupation des gens pourraient etre controles. En fait, Anapharm controle plus ce que les

     . Membre d'Ernst & Young International, Ltd./A member of Ernst & Young
                               International, Ltd.

[LOGO OF ERNST & YOUNG]
volontaires ne font pas que ce qu'ils font. Les volontaires n'ont besoin d'aucune experience ou competence particuliere pour participer a une etude. Ils n'ont pas de tache a realiser et ils ne sont pas evalues. Leur role est en fait passif.

Autre question: si les volontaires sont employes, les prisonniers de l'Etat le sont-ils? Les passagers d'un avion sont-ils des employes parce qu'ils respectent des regles a bord? Les employes en greve sont-ils a l'emploi de leur syndicat lorsqu'ils sont en greve et s'abstiennent de travailler ou font du piquetage.

Conclusion

Nous nous interrogeons sur le fondement de votre premisse a l'effet que "a moins qu'il ne soit expressement exempte de l'impot par une disposition de la Loi, un contribuable est ordinairement imposable sur le plein montant de toutes ses recettes autres qu'en capital ..." particulierement a la lecture des decisions des tribunaux, incluant la Cour Supreme du Canada.

Compte tenu des doutes quant a votre premisse de base, nous apprecierions recevoir vos commentaires apres avoir pris connaissance de la jurisprudence et des opinions de l'ADRC citees ci-dessus.

Votre document ne traite pas des releves 1 et, en consequence, nous reservons pour plus tard nos commentaires sur un tel sujet.

N'hesitez pas a nous contacter si des informations additionnelles s'averaient necessaires.

Veuillez agreer, Monsieur, l'expression de nos meilleurs sentiments.

Ernst & Young

Nancy Avoine, CA
Raymond Fortier, FCA
/jm

c.c.    Monsieur Marc Lebel, Anapharm inc.
    [X] Madame Guylaine Perron, CA, Anapharm inc.

     . Membre d'Ernst & Young International, Ltd./A member of Ernst & Young
                               International, Ltd.

[GRAPHIC]  Gouvernement du Quebec
           Ministere du Flevenu
           Direction regioneale de Quebec
           et de la Chau. . ...

DESTINATAIRE:  Mme Sylvie Begin
               Chef du service de la verification " A "
               Direction de la verification et de l'analyse fiscale - Quebec


EXPEDITEUR:    Alain Vermette
               Verificateur au service de la verification " A "
               Direction de la verification et de l'analyse fiscale - Quebec

OBJET: Demande d'opinion a la Direction generale de la Legislation Montant recu par les "volontaires" chez Anapharm

DATE:          14 janvier 2002

Je vous transmet cette demande d'interpretation a soumettre a la Direction generale de la Legislation relativement au sujet mentionne en rubrique.

1)   Preambule

Anapharm inc est une enterprise de recherche contractuelle qui a pour mission d'effectuer, pour le compte de compagnies pharmaceutiques, des travaux de recherche relies au developpement de nouveaux medicaments et de nouveaux produits pharmaceutiques.

La societe a debute ses activites le 1er juin 1994. Au 30 avril 2000, elle avait a son emploi pres de 300 employes reguliers et occasionnals. Ses activites se divisent en 3 grandes categories, soit les activites de Phase 1 de biodisponibilite comparative et de bioequivalence, les activites de mise au point de methodes de dosage, les activites relatives a la mise au point de nouveaux devis experimentaux.

                            Demande d'interpretation

                                 Anapharm Inc.

                                                                          1 de 8

a) Les activites de Phase 1 de biodisponibilite comparative et de bioequivalence

Ces activites se regroupent en 3 principales etapes:

1) activites de recherche cliniques

Il s'agit ici de la realisation d'etudes cliniques de Phase 1 ou de bioequivalence. Une etude clinique de Phase 1 consiste, dans une premiere etape, a formuler des hypotheses de recherche, faire une recherche de litterature, rediger un protocole de recherche et proceder a l'administration d'un medicament de recherche a un groupe de sujets sains (6 a 50 personnes) et aux prelevements de matrices biologiques, selon le protocole de recherche etabli. Les prelevements sont par la suite analyses par un laboratoire afin de determiner les concentrations du medicament et de ses metabolites.

2) activites d'analyse

Il s'agit d'appliquer a un medicament la methode de dosage developpee et validee anterieurement, afin de determiner la concentration de medicament ou de ses metabolites dans les echantillons.

3) activites d'analyse de donnees

L'analyse de donnees et la redaction de rapports couvrant les parametres pharmacocinetique, les parametres pharmacodynamiques et leur analyse statistique.

b) Les activites de mise au point de methodes de dosage

On entend par mise au point de methodes de dosage, le developpement et la validation de methodes de dosage de medicaments dans des matrices biologiques tels le plasma et l'urine.

                            Demande d'interpretation

                                 Anapharm Inc.

                                                                          2 de 8

c) Les activites relatives a la mise au point de nouveaux devis experimentaux

La mise au point de nouveaux devis experimentaux vise a creer, valider et mettre en place des methodes de travail et des outils visant a preciser de facon significative certaines etapes de la recherche clinique et a ameliorer la specificite des methodes de dosage precedernment developpees ou a etre developpees.

2) Les faits

Nous avons effectue une verification, et nous nous sommes interesses au statut des personnes participant aux activites de recherche cliniques de Phase 1. Celles-ci sont appelees communement "volontaires". Anapharm inc n'emet pas de releve 1, que ce soit pour les inclure a sa masse salariale ou pour les declarer a la case autres revenus.

Les voluntaires sont recruites par le biasis d'annonces paraissant dans le grands quotidiens de la region ainsi dans la plupart des stations de radio. De plus, sur le site Internet d'Anapharm inc, on peut trouver les differentes etudes a venir. Une "compensation" de 515$ a 2,000$ est offerte aux eventuels volontaires, pour les etudes paraissant actuellement sur le site.

Le volontaire doit correspondre a un profil physique precis. Ce profil peut etre le sexe: homme or femme or un et l'autre, l'age: 18 a 45 ans, 35 a 65 ans, fumeur or non-fumeur ou etre associe a un probleme physiologique precis, par exemple avoir des problemes de reflux oesophagien diagnostique par un medecin.

Par la suite, Anapharm inc fait subir un examen medical complet au volontaire. Celui-ci doit repondre de facon parfaite au profil medical recherche. Ainsi, le candidat doit etre exempt de toute maladie, hypertension arterielle, sida, hepatite et l'examen medical ne doit reveler aucune trace de drogue ou de nicotine, si le profil recherche est non-fumeur.

Apres que la volontaire a ete retenu pour une liste d'etude, on lui demande par la suite de participer a une etude specifique. Les membres du personnel d'Anapharm informent alors le volontaire quel sera le medicament a l'etude. Avant que ne debute celle-ci, le volontaire doit signer un formulaire appele "FORMULAIRE DE CONSENTEMENT ECLAIRE", que vous trouverez ci-joint. Voici le detail des informations contenues dans le formulaire:


                            Demande d'interpretation

                                 Anapharm Inc.

                                                                          3 de 8

Objectif et description generale de cette etude de recherche clinique

- Description, nom commercial, territoire de vente du medicament.

- Dose orale initiale et maximale quotidienne du medicament.

- But del'etude et conditions particulieres de prise du medicament.

- Nombre de periodes, duree en heures, en nombre de visites, en temps ecoule entre les periodes.

- Nombre et description des volontaires.

Description detaillee de cette etude de recherche clinique

- Test et analyse a etre passes au moment de l'admission a chaque periode pour alcool, drogue et pour une dame, un test de grossesse. Un resultat positif d'un des tests correspond a un retrait de l'etude.

- Description du deroulement de l'etude: l'arrivee, periode de jeune, moment de prise du medicament.

- Analyse effectuee durant le sejour: signes vitaux, electrocardiogramme, prise de sang.

- Condition de prise de sang soit directement sur la veine or par catheter intraveineux.

- Document a completer une fois de retour a la maison.

Restrictions

- Determination de l'alimentation durant l'etude.

- Periode de jeune precedant et posterieur a la prise du medicament.

- Possibilite de periode d'eveil et/ou de position assise or couchee pendant un certain nombre d'heures.

- Interdiction de prendre un medicament avec or sans ordonnance pendant 14 jours precedents la premiere periode.

- Autres interdictions concernant la cigarette, la consommation de graines de pavot, produits a base d'alcool ou a base de xanthine or de pamplemousse.

- Verification des effets personnels a l'arrivee pour s'assurer qu'aucun produit interdit n'est apporte (nourriture, medicaments).

- Pour une femme, elle ne doit devenir enoeinte pendant sa participation a l'etude. Elle doit de plus s'engager a utiliser un moyen contraceptif autre que la pilule contraceptive. A cet effet le formulaire donne une liste des methodes acceptees.

                            Demande d'interpretation

                                 Anapharm Inc.

                                                                          4 de 8

Risques

- Liste des effets indesirables connus associes au medicament de l'etude.

- Liste des risques connus lies aux prises de sang, a l'insertion de catheter.

- Engagement de la part d'Anapharm inc de fournir des soins medicaux soit par lui, par une clinique or un hopital local au cas ou il arriverait quelque chose.

- Engagement de la part du commanditaire a payer tous les frais medicaux raisonnables qui, autrement, ne seraient pas remboursables, si, selon l'investigateur et le commanditaire, l'etude a ete menee conformement au protocole. Aucune autre indemnisation que celle indiquee dans ce formulaire ne sera offerte.

- Par ailleurs le volontaire ne renonce a aucun de ses droits legaux en signant ce formulaire.

Compensation financiere

- Une compensation est fixee mais aussi determinee en fonction de la proportion de l'etude completee.

Retrait de l'etude de recherche

- Possibilite pour le volontaire de se retirer de l'etude en tout temps et possibilite pour les investigateurs, sans l'accord du volontaire de le retirer pour toutes raisons.

Confidentialite

- Anapharm inc s'engage a conserver les dossiers cliniques et l'identite du volontaire confidentiels.

Responsabilite du volontaire

Le volontaire reconnait ne pas avoir participe a une autre etude clinique dans les 30 jours precedant l'administration du medicament.

Consentement

- Le volontaire signe le formulaire a l'effet qu'il a lu et compris l'information contenue dans celui-ci. 3)


                            Demande d'interpretation

                                 Anapharm Inc.

                                                                          5 de 8

Argumentation

La premiere question que nous nous sommes posee, etait de savoir si la "compensation" recue par le volontaire etait imposable.

L'article 28 indique que le revenu d'un contribuable, aux fins de l'impot, inclut ses revenus de toutes sources ainsi que la partie imposable des gains en capital apres deduction des partes en capital deductibles.

A moins qu'il ne soit expressement exempte de l'implot par une disposition de la Loi, un contribuable est ordinairement imposable sur le plein montant de toutes ses recettes autres qu'en capital, que celles-ci proviennent d'une source enumeree a l'article 28 ou non.

A la lumiere des informations au dossier, nous sommes d'avis que cette "compensation" n'est pas un gain fortuit (loterie, paris, concours, prix or recompenses), un don, un paiement a titre de dommages-interets pour blessure or deces et constitue donc une source de revenu qui doit etre incluse dans le calcul de son revenu pour l'annee.

Il nous reste maintenant a qualifier ce revenu. Nous nous sommes demandes si nous pouvions qualifier ce revenu comme un revenu d'emploi ou un revenu d'autonome. Le bulletin d'interpretation RRQ. 1-1/R2 du ministere du Revenu du Quebec nous apprend:

     "L'article 2085 due Code civil du Quebec prevoit que le contrat de travail est celui par lequel une personne s'oblige, pour un temps limite et moyennant renumeration a effectuer un travail sous la direction ou le controle d'une autre personne, l'employeur.

     Il ressort de notre droit civil que le lien de subordination constitue l'element principal de la determination du statut de travailleur. L'article 2085 du Code civil du Quebec, lu en conjonction avec l'article 2099, nous amene en effet a conclure que l'existence d'un lien de subordination quant a l'execution du travail caracterise en contrat de travail.

     Au contraire, le contrat d'entreprise ou de service est defini a l'article 2098 du Code civil du Quebec comme celui par lequel, une personne, selon le cas l'entrepreneur ou le prestataire de services, s'engage envers une autre personne, le client, a realiser un ouvrage materiel ou intellectuel ou a fournir un service moyennant un prix que le client s'oblige a lui payer. L'article 2099 due Code civil du Quebec precise a cet egard que l'entrepreneur ou le prestataire de services a le libre choix des moyens d'execution du contrat et qu'il n'existe aucun lien de subordination quant a son execution."

                            Demande d'interpretation

                                 Anapharm Inc.

                                                                          6 de 8

     Le meme RRQ1-1/R nous apprends aussi que:

     "Le Ministere considere que la presence d'une subordination effective du travail est un element determinant d'un lien d'emploi et, en consequence, lui accorde une importance primordiale. Dans cette optique, il est propose de proceder a l'analyse de deux etapes: premierement, la subordination effective et deuxiemement, les autres criteres. Ainsi, lorsque le critere de la subordination effective est concluant en lui-meme, il n'y aura pas lieu d'analyser les autres criteres. Par contre, s'il subsiste un donte, les autres criteres accessoires s'avereront utiles pour confirmer l'existence d'un contrat de travail entre les parties."

En analysant les differences notions prises en compte dans l'appreciation du critere de subordination soir: le controle dans l'execution du travail, l'execution personnelle du contrat, la fixation des horaires de travail, le lieu de travail, les conditions d'engagement et de congediement; ceux-ci tendent a demontrer un lien d'emploi.

Apres l'analyse des conditions d'emploi par rapport au controle, il faut les examiner du point de vue des chances de profit ou des risques de pertes. Il est bien evident que l'implication financiere du travailleur est nul, il ne risque pas de subir des pertes dues aux mauvaises creances, aux dommages causes au materiel, il n'assume aucune depense d'exploitation. Il a droit a sa pleine remuneration quelle que soit la sante financiere de l'entreprise.

Le dernier critere a examiner dans ce dossier est l'integration. En effet, si le travailleur integre les activites du payeur a ses propres activites commerciales, cela indiquerait qu'il agit pour son propre compte. Par compte, s'il integre ses activites a celles du payeur il y aurait la une relation employe-employeur. Dans le dossier des "volontaires" ils integrent les activites du payeur Anapharm inc puisqu'ils sont un rouage essentiel dos activites de recherche.

Il est a noter que les activites reliees aux volontaires ont une progression importante. Ainsi en 1997, 405 volontaires ont participe aux etudes pour une compensation totale de 245,515$; en 1998, 847 volontaires pour 554,735$; en 1999, 1,714 volontaires pour 536,106$ et jusqu'au 30 avril 2000; 897 volontaires pour 605,208$.

                            Demande d'interpretation

                                 Anapharm Inc.

                                                                          7 de 8

4) Notre position

Tout d'abord, nous croyons que le revenu recu par un "volontaire" est un revenu imposable. De plus, l'argumentation donnee autour des notions d'employe ou d'autonome nous porte a croire qu'il s'agit d'un revenu d'emploi.

Nois joignons a notre demande une interpretation du federal se prononcant sur l'imposition de ce revenu, pour une entreprise similaire a Anapharm.

5) Questions a soumttre a la DGL

     a) Etant donne l'ampleur considerable que prend cette entreprise, est-ce que la "compensation" recue par un volontaire constitue pour lui un revenu imposable?

     b) Si oui, pouvons nous qualifier la "compensation" recue par un volontaire a titre de revenu d'emploi, de travail autonome ou d'une autre source?

Alain Vermette

                            Demande d'interpretation

                                 Anapharm Inc.

                                                                          8 de 8

Tax Windows Files
Query 9526475

Montant recu par volontaire - Etude clinique

November 30, 1995
Document Number: 9526475
Income Tax Act:  3
Interpretation Bulletins: IT-334R2, Miscellaneous receipts

PRINCIPALES QUESTIONS:

On montant recu par un particulier (volontaire) pour sa participation dans une etude clinique est-il imposable?

POSITION ADOPTEE:

Oui.

RAISONS POUR POSITION ADOPTEE:

Ce type de vermement est considere comme etant un revenu d'une source. Le Ministere est d'avis qu'a moins qu'il ne soit expressement exempte de l'impot par une disposition de la Loi, un contribuable est ordinairement imposable sur le plien montant de toutes ses recettes autres qu'en capital, que celles-ci proviennent d'une source enumeres a l'article 3 ou non (IT-334R2).

                                                               5-952647
                                                               Philip Diguer

A la attention de

Le 30 novembre 1995

Mesdames, Messieurs:

Objet:   Traitement fiscal des versements pour
         participation a des etudes cliniques

La presente est en response a votre lettre du 28 septembre 1995 par laquelle vous nous demandez notre opinion concernant l'objet mentionne en titre. En resume vous decrivez la situation suivante.

Situation

Tax Windows Files
Query 9526475

Vous etes d'avis qu'il n'existe aucune disposition dans la Loi prevoyant l'imposition des sommes recues par des volontaires participant a des etudes cliniques.

Question soulevee

Vous desirez savoir si le montant recu par un volontaire dans le cadre d'une clinique tel que decrit ci-dessus serait imposable en vertu de la Loi.

Nos commentaires

Tel que mentionne au paragraphe 21 de la circulaire d'information 70 6R2 du 28 septembre 1990 ainsi que dans le Communique Special du 30 septembre 1992, le Ministere a comme pratique de ne pas mettre d'opinion ecrite concernant des transactions projetees autrement que par voie de decisions anticipees. Par ailleurs, lorsqu'il s'agit de determiner si une transaction completee a recu un traitement fiscal approprie, la decision en revient d'abord a nos bureaux de services fiscaux a la suite de l'examen de tous les faits et documents dans le cadre d'une mission de verification. Neanmoins, nous vous offrons les commentaires d'ordre general suivante qui, nous l'esperons, vous seront utiles.

Tel que prevu au paragraphe 2 du bulletin d'interpretation IT-334R2, l'article 3 de la Loi de l'impot sur le ravenu (ci-apres la "Loi") indique que le revenu d'un contribuable, aux fins de la Loi, inclut ses revenus de toute source. Un contribuable, aux fins de la Loi, inclut ses revenus de toute source. Un contribuable est ordinarement imposable sur le plein montant de toutes ses recettes autres qu'en capital, que celles-ci proviennent d'une source enumeree specifiquement a l'article 3 ou non.

Nous sommes d'avis qu'un montant recu par un contribuable a titre de volontaire dans le cadre d'une etude clinique n'est pas un gain fortuit, ni un don, ni un paiement a titre de dommages-interets pour blessure ou deces et constitue une source de revenu qui doit etre incluse dans la calcul de son revenu pour cette annee d'imposition, en vertu de l'alinea 3a) de la Loi.

Generalement, la Societe devrait remplir un feuillet T4A-Supplementaire si le paiement depassse 500 $ pour un contribuable donne.

Par ailleurs, le Ministere accepterait que le contribuable deduise dans le calcul de son revenu de cette source, toute depense raisonnable pouvant etre entierement applicable a cette source de revenu.

Nous esperons que ses commentaires vous seront utiles et nous vous prions d'agrear, Mesdames, Messieurs, l'expression de nos salutations distinguees.

Maurice Bisson

Tax Windows Files
Query 9526475

Pour le Directeur
Division des entreprises et general
Direction des decisions et de
   l'interpretation de l'impot
Direction generale de la politique et
  de la legislation

c.c.     Raymond Cousineau
         Division des retenues a la source

SCHEDULE 4.47

THIRD PARTY CONSENTS

Consents and notifications of Bank of Montreal, Royal Bank of Canada, Documentum, CIT Financial Services Ltd., Micromedex and Chubb Insurance Company are required.

                                 SCHEDULE 4.48

                             LOCATION OF THE ASSETS

                     [Summary of French Written Documents]


The last document attached to this schedule, titled in French "Logiciels de la division Bioanalytique" (translated as "Bioanalytic Division Software"), states

(i) the name of each software;

(ii) the name of the suppliers;

(iii) the purchase cost of each software; and

(iv) the cost for annual maintenance.

                                 SCHEDULE 4.48

                             LOCATION OF THE ASSETS

See documents attached hereto:

     -    Inventory Quebec Servers;

     -    Software at Anapharm;

     -    Equipment list / Scientific Affairs;

     -    Quality Assurance;

     -    Analytical Instrumentation / Equipment Inventory Update Form;

     -    Fixed Assets;

     -    Bioanalytic Division Software.

                                    Inventory
                                 Quebec servers

PC TYPE       PROCESSOR                            Memory (Kbytes)      Operating System Name                       Screen Size
-------       ---------                            ---------------      ---------------------                       -----------
IBM or
  compatible  Pentuim III or Pentium III Xeon              130468       Windows NT Server Service Pack 6                N/AP
Compaq        Pentium III Xeon                            1048092       Windows 2000 Service Pack 2                     N/AP
Compaq        Pentium III                                  523808       Windows 2000 Service Pack 2                     N/AP
Compaq        Pentium III                                  523808       Windows 2000 Server Service Pack 1              N/AP
Compaq        Pentium II                                  1048092       Windows 2000 Server Service Pack 1              N/AP
Compaq        Pentium III                                 1048092       Windows 2000 Server Service Pack 1              N/AP
Compaq        Pentium III                                  523808       Windows 2000 Server Service Pack 1              N/AP
Compaq        Pentium III Xeon                             523680       Windows NT Server Service Pack 6                N/AP
Compaq        Pentium III                                  785948       Windows 2000 Server Service Pack 2              N/AP
Compaq        Pentium III                                  654876       Windows 2000 Server Service Pack 1              N/AP
Compaq        Pentium III Xeon                            2097151       Windows 2000 Server Service Pack 2              N/AP
Compaq        Pentium III Xeon                            2097151       Windows 2000 Server Service Pack 1              N/AP
Compaq        Pentium III Xeon                            2097151       Windows 2000 Server Service Pack 1              N/AP
Compaq        Pentium III Xeon                            2096668       Windows 2000 Server Service Pack 2              N/AP
Compaq        Pentium III or Pentium III Xeon             1048092       Windows 2000 Server Service Pack 2              N/AP
Compaq        Pentium II                                   327096       Windows NT Advanced Server Service Pack 6       N/AP
Alpha                                                     1048092       Windows 2000 Server Service Pack 2              N/AP
Compaq        Pentium III                                  654896       Windows 2000 Server Service Pack 2              N/AP
Compaq        Pentium III                                 1523808       Windows NT Server Service Pack 6                N/AP
Alpha         Alpha                                       1048092       True Unix 64                                    N/AP
IBM           Pentium III                                  261436       Windows NT Server Service Pack 6                N/AP
IBM           Pentium III or Pentium III Xeon              130364       Windows 2000 Server Service Pack 2              N/AP
IBM           Pentium III                                  260528       Windows 2000                                    N/AP
Compaq        Pentium III Xeon 700                        2500000       Windows 2001                                    N/AP
Compaq        Pentium III Xeon 700                        2500000       Windows 2002                                    N/AP
Compaq        Pentium III Xeon 700                        2500000       Windows 2003                                    N/AP
Compaq        P3 1000                                      500000       Windows 2004                                    N/AP
Compaq        P3 1133                                      750000       Windows 2005                                    N/AP
Compaq        P3 1000                                      750000       Windows 2006                                    N/AP


              Location              Primary Use
              --------              -----------
IBM or
  compatible  ANAQC11               Kantech
Compaq        ANAQC01               Files and Domain Controller Principal
Compaq        ANAQC02               Secondary Domain Controller and Norton
Compaq        ANAQC04               SQL CESR
Compaq        ANAQC05               Analytic
Compaq        ANAQC07               Ciltrix Metaframe 1.8 for CESR
Compaq        ANAQC08               Proxy
Compaq        ANAQC13               Millennium 32
Compaq        ANAQC14               BackupServer
Compaq        ANAQC15               Printer
Compaq        ANAQC16               PDK
Compaq        ANAQC17               SQL for Magic
Compaq        ANAQC18               Accounting
Compaq        ANAQC19               LIMS
Compaq        ANAQC20               Magic
Compaq        ANAQC21               Nothing
Alpha         ANAQC22               Zac
Compaq        ANAQC24               Backup for Magic
Compaq        Server5               Exchange Server and BDC
Alpha         Dec Alpha DS 20E      Not Yet attributed
IBM           ANAQC06               Web Access
IBM           ANAQC10               Kantech
IBM           ANAQC23               Test for Ciltrix
Compaq        Server Room           GED
Compaq        Server Room           GED
Compaq        Server Room           GED
Compaq        Server Room           1 GED et 3 Domain Controller
Compaq        Server Room           GED
Compaq        Server Room           GHOST

                                    Inventory
                               Quebec PCs (cont.)


                                                         Memory                                                Screen
PC TYPE             PROCESSOR                            (Kbytes)  Operating System Name                       Size    Location
-------             ---------                            --------  ---------------------                       ----    --------
IBM or compatible   Pentium MMX                            84948   Windows NT Workstation Service Pack 4         17"   archives
IBM or compatible   Pentium II or Pentium III Xeon        130420   Windows NT Workstation Service Pack 4         17"   clapointe
IBM or compatible   Pentium MMX                            85076   Windows 2000 Professional Service Pack 2      17"   CONSULTATION
IBM or compatible   Pentium III                           130612   Windows NT Workstation Service Pack 4         17"   CROBERGE
IBM or compatible   Caleron                               130612   Windows 2000 Professional Service Pack 1      17"   DHACHE
IBM or compatible   Pentium II                            130488   Windows NT Workstation Service Pack 4         17"   DMILLER2
IBM or compatible   Pentium III                           130480   Wndows 2000 Professional Service Pack 2       17"   DRAIELAPTOP1
IBM or compatible   Pentium II                            130488   Windows NT Workstation Service Pack 6         17"   DSIROIS
IBM or compatible   Pentium MMX                            97716   Windows NT Workstation Service Pack 5         17"   FREEZER
IBM or compatible   Pentium II or Pentium III Xeon        195956   Windows NT Workstation Service Pack 6         17"   GINOROY
IBM or compatible   Pentium III                           130544   Windows 2000 Professional                     17"   GIRARDLALANDE
IBM or compatible   Pentium III                           129458   Windows NT Workstation Service Pack 4         17"   ICARON
IBM or compatible   Pentium III                           130544   Windows 2000 Professional Service Pack 1      17"   IDESMARAIS2
IBM or compatible   Pentium III                           129456   Windows 2000 Professional Service Pack 1      17"   IGERVAIS2
IBM or compatible   Pentium III                           130544   Windows 2000 Professional Service Pack 2      17"   INFORMATIQUES
IBM or compatible   Pentium III                           130544   Windows 2000 Professional Service Pack 3      17"   JOHANEBC
IBM or compatible   Pentium II or Pentium III Xeon        130420   Windows NT Workstation Service Pack 4         17"   JRAIL
IBM or compatible   Pentium II or Pentium III Xeon        261524   Windows NT Workstation Service Pack 5         17"   JVANDRY
IBM or compatible   Pentium II or Pentium III Xeon         64884   Windows NT Workstation Service Pack 6         17"   LBEAUPRE
IBM or compatible   Central Processor (DMI Information)   327096   Windows NT Workstation Service Pack 7         17"   LCMS3000-08
IBM or compatible   Central Processor (DMI Information)   327096   Windows NT Workstation Service Pack 8         17"   LCMS3000-09
IBM or compatible   Central Processor (DMI Information)   327096   Windows NT Workstation Service Pack 9         17"   LCMS3000-10
IBM or compatible   Pentium MMX                            64948   Windows NT Workstation Service Pack 10        17"   LOULONG
IBM or compatible   Pentium III                           261552   Windows 2000 Professional                     17"   MARCLEBEL
IBM or compatible   Caleron                               130364   Windows 98 Build 1998                         17"   MARIE-LOU
IBM or compatible   Pentium II                            130364   Windows 2000 Professional Service Pack 2      17"   MCALARIE
IBM or compatible   Pentium                                73140   Windows NT Workstation Build Service Pack 5   17"   METLER_TOLSDP
IBM or compatible   Pentium II                             64948   Windows NT Workstation Service Pack 4         17"   MSLAURENT2
IBM or compatible   Pentium II or Pentium III Xeon        130548   Windows 2000 Professional Service Pack 1      17"   NDELAGE
IBM or compatible   Pentium III                           130480   Windows 2000 Professional Service Pack 1      17"   INDULISSE2
IBM or compatible   Pentium II                             84948   Windows NT Workstation Service Pack 6         17"   NLAPLANTE

                                    Inventory
                               Quebec PCs (cont.)

                                                                        Memory
PC TYPE             PROCESSOR                                           (Kbytes)  Operating System Name
-------             ---------                                           --------  ---------------------
IBM or compatible   Pentium II                                            64948   Windows NT Workstation Service Pack 3
IBM or compatible   Pentium MMX                                          130612   Windows 2000 Professional Service Pack 2
IBM or compatible   Caleron                                              130364   Windows 2000 Professional Service Pack 1
IBM or compatible   Pentium III                                          130544   Windows 2000 Professional
IBM or compatible   Pentium II                                           130544   Windows 2000 Professional Service Pack 1
IBM or compatible   Pentium II or Pentium III Xeon                       130544   Windows 2000 Professional Service Pack 1
IBM or compatible   Caleron                                              130544   Windows 2000 Professional Service Pack 2
IBM or compatible   Pentium III                      model 5 or Pentium II Xeon   Windows 2000 Professional Service Pack 1
IBM or compatible   Pentium II or Pentium III Xeon                       130544   Windows 2000 Professional Service Pack 1
IBM or compatible   Pentium II                       model 5 or Pentium II Xeon   Windows 2000 Professional Service Pack 1
IBM or compatible   Pentium II                                           129456   Windows 2000 Professional Service Pack 1
IBM or compatible   Pentium II                                           129546   Windows 2000 Professional Service Pack 1
IBM or compatible   Pentium II or Pentium III Xeon                       130544   Windows 2000 Professional Service Pack 2
IBM or compatible   Pentium III                                          129456   Windows 2000 Professional Service Pack 1
IBM or compatible   Pentium III                                          129456   Windows 2000 Professional Service Pack 1
IBM or compatible   Pentium II or Pentium III Xeon                       130544   Windows 2000 Professional Service Pack 2
IBM or compatible   Pentium III                                          129456   Windows 2000 Professional Service Pack 2
IBM or compatible   Pentium III                                          129456   Windows 2000 Professional Service Pack 2
IBM or compatible   Pentium III                                          129456   Windows 2000 Professional Service Pack 2
IBM or compatible   Pentium III                                          129456   Windows NT Workstation Service Pack 6
IBM or compatible   Pentium II or Pentium III Xeon                       130612   Windows 2000 Professional Service Pack 1
IBM or compatible   Pentium II or Pentium III Xeon                       196080   Windows 2000 Professional Service Pack 2
IBM or compatible   Pentium III                                          129456   Windows 2000 Professional Service Pack 1
IBM or compatible   Pentium III                                          129456   Windows 2000 Professional Service Pack 1
IBM or compatible   Pentium II or Pentium III Xeon                       130544   Windows 2000 Professional Service Pack 1
IBM or compatible   Pentium II or Pentium III Xeon                       130544   Windows 2000 Professional Service Pack 2
IBM or compatible   Pentium III                                          130544   Windows 2000 Professional Service Pack 1
IBM or compatible   Pentium II                                           196024   Windows 2000 Professional Service Pack 2

                     Screen
PC TYPE              Size    Location
-------              ----    --------
IBM or compatible      17"   P-63
IBM or compatible      17"   PARTAGE3
IBM or compatible      17"   PDELAROSBILLAP
IBM or compatible      17"   PMILANI2
IBM or compatible      17"   PQC002
IBM or compatible      17"   PQC004
IBM or compatible      17"   PQC006
IBM or compatible      17"   PQC007
IBM or compatible      17"   PQC008
IBM or compatible      17"   PQC009
IBM or compatible      17"   PQC012
IBM or compatible      17"   PQC014
IBM or compatible      17"   PQC015
IBM or compatible      17"   PQC016
IBM or compatible      17"   PQC019
IBM or compatible      17"   PQC022
IBM or compatible      17"   PQC023
IBM or compatible      17"   PQC024
IBM or compatible      17"   PQC025
IBM or compatible      17"   PQC026
IBM or compatible      17"   PQC037
IBM or compatible      17"   PQC042
IBM or compatible      17"   PQC045
IBM or compatible      17"   PQC046
IBM or compatible      17"   PQC048
IBM or compatible      17"   PQC051
IBM or compatible      17"   PQC054
IBM or compatible      17"   PQC055


                                    Inventory
                               Quebec PCs (cont.)

                                                          Memory                                                Screen
PC TYPE                 PROCESSOR                         (Kbytes)  Operating System Name                       Size    Location
-------                 ---------                         --------  ---------------------                       ----    --------

IBM or compatible       Pentium II                         129456    Windows 2000 Professional Service Pack 1    17"    PQC056
IBM or compatible       Pentium III or Pentium III Xeon    130544    Windows 2000 Professional Service Pack 1    17"    PQC059
IBM or compatible       Pentium II                         129456    Windows 2000 Professional Service Pack 1    17"    PQC061
IBM or compatible       Pentium II                         129456    Windows 2000 Professional Service Pack 2    17"    PQC063
IBM or compatible       Pentium II                         129456    Windows 2000 Professional Service Pack 2    17"    PQC064
IBM or compatible       Pentium III or Pentium III Xeon    130544    Windows 2000 Professional Service Pack 1    17"    PQC066
IBM or compatible       Pentium II                         129456    Windows 2000 Professional Service Pack 1    17"    PQC067
IBM or compatible       Pentium III or Pentium III Xeon    130548    Windows 2000 Professional Service Pack 1    17"    PQC069
IBM or compatible       Pentium II                         129456    Windows 2000 Professional Service Pack 2    17"    PQC070
IBM or compatible       Pentium II                         129456    Windows 2000 Professional Service Pack 1    17"    PQC073
IBM or compatible       Pentium II                         129456    Windows 2000 Professional Service Pack 1    17"    PQC074
IBM or compatible       Pentium III or Pentium III Xeon    130544    Windows 2000 Professional Service Pack 1    17"    PQC075
IBM or compatible       Pentium II                         129456    Windows 2000 Professional Service Pack 2    17"    PQC076
IBM or compatible       Pentium III or Pentium III Xeon    130544    Windows 2000 Professional Service Pack 1    17"    PQC078
IBM or compatible       Pentium II                         129456    Windows 2000 Professional Service Pack 1    17"    PQC079
IBM or compatible       Pentium II                         129456    Windows Professional                        17"    PQC084
IBM or compatible       Pentium III or Pentium III Xeon    130544    Windows 2000 Professional Service Pack 1    17"    PQC085
IBM or compatible       Pentium III or Pentium III Xeon    130544    Windows 2000 Professional Service Pack 2    17"    PQC087
IBM or compatible       Pentium II                         129456    Windows 2000 Professional Service Pack 2    17"    PQC088
IBM or compatible       Pentium III or Pentium III Xeon    130544    Windows 2000 Professional Service Pack 2    17"    PQC093
IBM or compatible       Pentium II                         129456    Windows 2000 Professional Service Pack 2    17"    PQC094
IBM or compatible       Pentium II                         129456    Windows 2000 Professional Service Pack 2    17"    PQC097
IBM or compatible       Pentium II                         261492    Windows NT Workstation Service Pack 6       17"    PQC098
IBM or compatible       Pentium II                         129456    Windows 2000 Professional Service Pack 2    17"    PQC100
IBM or compatible       Pentium II                         129456    Windows 2000 Professional Service Pack 2    17"    PQC101
IBM or compatible       Pentium III or Pentium III Xeon    130544    Windows 2000 Professional Service Pack 2    17"    PQC104
IBM or compatible       Pentium IV                         261492    Windows NT Workstation Service Pack 6       17"    PQC105
IBM or compatible       Pentium II                         129456    Windows 2000 Professional Service Pack 2    17"    PQC106



                                    Inventory
                               Quebec PCs (cont.)

                                                                            SERVERS
                                                          Memory                                                Screen
PC TYPE              PROCESSOR                            (Kbytes)    Operating System Name                     Size   Location
-------              ---------                            --------    ---------------------                     ----   --------
IBM or compatible    Pentium II                           129456      Windows 2000 Professional Service Pack 2   17"   PQC112
IBM or compatible    Pentium II                           129456      Windows 2000 Professional Service Pack 2   17"   PQC113
IBM or compatible    Pentium II                           129456      Windows 2000 Professional Service Pack 2   17"   PQC116
IBM or compatible    Pentium II                           129456      Windows 2000 Professional Service Pack 2   17"   PQC117
IBM or compatible    Pentium II                           129456      Windows 2000 Professional Service Pack 2   17"   PQC123
IBM or compatible    Pentium III or Pentium III Xeon      130544      Windows 2000 Professional Service Pack 2   17"   PQC124
IBM or compatible    Pentium II                           129456      Windows 2000 Professional Service Pack 2   17"   PQC125
IBM or compatible    Pentium III or Pentium III Xeon      130544      Windows 2000 Professional Service Pack 2   17"   PQC126
IBM or compatible    Pentium II                           129456      Windows 2000 Professional Service Pack 2   17"   PQC127
IBM or compatible    Pentium II                           196024      Windows 2000 Professional Service Pack 2   17"   PQC128
IBM or compatible    Pentium II                           129456      Windows 2000 Professional Service Pack 2   17"   PQC129
IBM or compatible    Pentium II                           129456      Windows 2000 Professional Service Pack 2   17"   PQC130
IBM or compatible    Pentium III or Pentium III Xeon      130544      Windows 2000 Professional Service Pack 2   17"   PQC131
IBM or compatible    Pentium III or Pentium III Xeon      130544      Windows 2000 Professional Service Pack 2   17"   PQC132
IBM or compatible    Pentium II                           129456      Windows 2000 Professional Service Pack 2   17"   PQC133
IBM or compatible    Pentium II                           196024      Windows NT Workstation Service Pack 6      17"   PQC135
IBM or compatible    Pentium II                           129332      Windows 2000 Professional Service Pack 2   17"   PQC137
IBM or compatible    Pentium III or Pentium III Xeon      130544      Windows 2000 Professional Service Pack 2   17"   PQC138
IBM or compatible    Pentium II                           129332      Windows 2000 Professional Service Pack 2   17"   PQC142
IBM or compatible    Pentium II                           129332      Windows 2000 Professional Service Pack 2   17"   PQC145
IBM or compatible    Pentium II                           129332      Windows 2000 Professional Service Pack 2   17"   PQC146
IBM or compatible    Pentium II                           129332      Windows 2000 Professional Service Pack 2   17"   PQC147
IBM or compatible    Pentium II                           129332      Windows NT Workstation Service Pack 6      17"   PQC149
IBM or compatible    Pentium MMX                           64948      Windows NT Workstation Service Pack 4      17"   RELAISRECRU
IBM or compatible    Pentium II                           129456      Windows 2000 Professional Service Pack 1   17"   RPAQUIN
IBM or compatible    Pentium III                          329752      Windows 2000 Server Service Pack 2         17"   S006
IBM or compatible    Pentium MMX                          261684      Windows 2000 Professional Service Pack 1   17"   SYLVAN_TEST
IBM or compatible    Pentium II                           129456      Windows NT Workstation Service Pack 5      17"   TESTPQP


                                    Inventory
                               Quebec PCs (cont.)

                                                                            SERVERS
                                                 Memory                                                 Screen
PC TYPE      PROCESSOR                           (Kbytes)   Operating System Name                       Size     Location
-------      ---------                           --------   ---------------------                       ----     --------
HP           Pentium II                           65076     Windows NT Workstation Service Pack 4        17"     CHEMSTATION02
HP           Pentium III                         130420     Windows NT Workstation Service Pack 6        17"     CHEMSTATION03
HP           Pentium II                           65076     Windows NT Workstation Service Pack 4        17"     CHEMSTATIONB 148
HP           Pentium MMX                          64948     Windows NT Workstation Service Pack 4        17"     CHEMSTATIONHP01
HP           Pentium II                          130544     Windows NT Workstation Service Pack 4        17"     HPLC1
HP           Pentium II                          130544     Windows NT Workstation Service Pack 4        17"     hplc2
HP           Pentium II                          130544     Windows NT Workstation Service Pack 4        17"     HPLC3
HP           Pentium II                          130544     Windows NT Workstation Service Pack 6        17"     HPLC4
HP           Pentium II                          130544     Windows NT Workstation Service Pack 4        17"     HPLC5
HP           Pentium III                         130488     Windows 2000 Professional Service Pack 1     17"     CLINQUE4
IBM          Pentium III                         130612     Windows 2000 Professional Service Pack 1     17"     CONGELATEUR
IBM          Pentium III                         130488     Windows 2000 Professional Service Pack 1     17"     DHUOT
IBM          Pentium III                         129456     Windows 2000 Professional Service Pack 1     17"     FPOULIOT
IBM          Pentium III or Pentium III Xeon     130488     Windows 2000 Professional Service Pack 1     17"     GBROUSSEAU
IBM          Pentium III or Pentium III Xeon     196024     Windows 2000 Professional Service Pack 1     17"     ISGERVAIS
IBM          Pentium III                         129456     Windows 2000 Professional Service Pack 2     17"     JFGIRARD2
IBM          Pentium III                         130488     Windows 2000 Professional Service Pack 1     17"     JLEFEBVRE
IBM          Pentium III                         130488     Windows 2000 Professional Service Pack 1     17"     LACHANCE
IBM          Pentium III                         129456     Windows 2000 Professional Service Pack 1     17"     LAROUCHE
IBM          Pentium III or Pentium III Xeon     130488     Windows 2000 Professional Service Pack 2     17"     LLEBEL
IBM          Pentium III                         130544     Windows 2000 Professional Service Pack 2     17"     LQC007
IBM          Pentium III                         196080     Windows 2000 Professional Service Pack 2     17"     LQC010
IBM          Pentium III                         130544     Windows 98 Build 1998                        17"     LQC011
IBM          Pentium III                         130544     Windows 2000 Professional Service Pack 2     17"     LQC012
IBM          Pentium III                         130544     Windows 98 Build 1998                        17"     LQC013
IBM          Pentium III                         130544     Windows 2000 Professional Service Pack 2     17"     LQC014
IBM          Pentium III                         129456     Windows 2000 Professional Service Pack 1     17"     MANADEAU
IBM          Pentium III or Pentium III Xeon     130364     Windows NT Workstation Service Pack 6        17"     MRACINE

                                    Inventory
                               Quebec PCs (cont.)

                                                 Memory                                                Screen
PC Type       Processor                          (Kbytes)   Operating System Name                      Size   Location
-------       ---------                          --------   ---------------------                      ----   --------
IBM           Pentium III or Pentium III Xeon    130 488    Windows 2000 Professional Service Pack 2    17"    MTLTMP2
IBM           Pentium III                        130 364    Windows NT Workstation Service Pack 4       17"    MULTIPROBES
IBM           Pentium III                        260 528    Windows 2000 Professional Service Pack 2    17"    PAPELLETIER1
IBM           Pentium III                        130 364    Windows NT Workstation Service Pack 6       17"    PARTAGE7
IBM           Pentium III                        130 364    Windows NT Workstation Service Pack 6       17"    PARTAGE8
IBM           Pentium III                        130 488    Windows 2000 Professional Service Pack 1    17"    PQC001
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 1    17"    PQC003
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 1    17"    PQC005
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"    PQC010
IBM           Pentium III or Pentium III Xeon    130 488    Windows 2000 Professional Service Pack 1    17"    PQC011
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 1    17"    PQC017
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"    PQC018
IBM           Pentium III or Pentium III Xeon    130 552    Windows 2000 Professional Service Pack 2    17"    PQC020
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"    PQC021
IBM           Pentium III                        261 436    Windows NT Workstation Service Pack 5       17"    PQC027
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"    PQC028
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"    PQC029
IBM           Pentium III                        260 528    Windows 2000 Professional Service Pack 1    17"    PQC031
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 1    17"    PQC032
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"    PQC034
IBM           Pentium III or Pentium III Xeon    261 560    Windows 2000 Professional Service Pack 2    17"    PQC038
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"    PQC039
IBM           Pentium III                        130 488    Windows 2000 Professional Service Pack 2    17"    PQC040
IBM           Pentium III or Pentium III Xeon    130 488    Windows 2000 Professional Service Pack 2    17"    PQC041
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"    PQC043
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 1    17"    PQC044
IBM           Pentium III                        261 560    Windows 2000 Professional Service Pack 2    17"    PQC047
IBM           Pentium III                        261 560    Windows 2000 Professional Service Pack 2    17"    PQC050

                                    Inventory
                               Quebec PCs (cont.)

                                                 Memory                                                Screen
PC Type       Processor                          (Kbytes)   Operating System Name                      Size   Location
-------       ---------                          --------   ---------------------                      ----   --------
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"    PQC053
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"    PQC057
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 1    17"    PQC058
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 1    17"    PQC060
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"    PQC062
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 1    17"    PQC065
IBM           Pentium III or Pentium III Xeon    130 488    Windows 2000 Professional Service Pack 1    17"    PQC068
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"    PQC071
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 1    17"    PQC072
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 1    17"    PQC077
IBM           Pentium III                        260 528    Windows 2000 Professional Service Pack 2    17"    PQC080
IBM           Pentium III or Pentium III Xeon    196 024    Windows 2000 Professional Service Pack 1    17"    PQC081
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 1    17"    PQC082
IBM           Pentium III                        130 488    Windows 2000 Professional Service Pack 1    17"    PQC083
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"    PQC089
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"    PQC090
IBM           Pentium III or Pentium III Xeon    130 488    Windows 2000 Professional Service Pack 2    17"    PQC092
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"    PQC095
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"    PQC096
IBM           Pentium III                        129 332    Windows NT Workstation Service Pack 8       17"    PQC099
IBM           Pentium III                        261 560    Windows 2000 Professional Service Pack 2    17"    PQC103
IBM           Pentium III or Pentium III Xeon    130 488    Windows 2000 Professional Service Pack 2    17"    PQC108
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"    PQC109
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"    PQC109
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 1    17"    PQC110
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"    PQC111
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"    PQC114
IBM           Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"    PQC115

                                    Inventory
                               Quebec PCs (cont.)

                                               Memory                                                  Screen
PC Type     Processor                          (Kbytes)   Operating System Name                        Size       Location
-------     ---------                          --------   ---------------------                        ----       --------
IBM         Pentium III                        129 456    Windows 2000 Professional Service Pack 2      17"        PQC119
IBM         Pentium III or Pentium III Xeon    130 488    Windows 2000 Professional Service Pack 2      17"        PQC120
IBM         Pentium III or Pentium III Xeon    130 488    Windows 2000 Professional Service Pack 2      17"        PQC121
IBM         Pentium III or Pentium III Xeon    130 488    Windows 2000 Professional Service Pack 2      17"        PQC122
IBM         Pentium III                        129 456    Windows 2000 Professional Service Pack 2      17"        PQC134
IBM         Pentium III                        129 332    Windows NT Workstation Service Pack 6         17"        PQC136
IBM         Pentium III or Pentium III Xeon    130 488    Windows 2000 Professional Service Pack 2      17"        PQC140
IBM         Pentium III or Pentium III Xeon    130 488    Windows 2000 Professional Service Pack 2      17"        PQC141
IBM         Pentium III                        130 488    Windows 2000 Professional Service Pack 2      17"        PQC144
IBM         Pentium III                        129 456    Windows 2000 Professional Service Pack 2      17"        PQC148
IBM         Pentium III                        129 456    Windows 2000 Professional Service Pack 2      17"        PQC151
IBM         Pentium III                        129 456    Windows 2000 Professional Service Pack 2      17"        PQC151
IBM         Pentium MMX                         97 972    Windows 2000 Professional Service Pack 1      17"        PRETORDINATEUR
IBM         Pentium III                        129 456    Windows 2000 Professional Service Pack 1      17"        SCONGELATEUR
IBM         Pentium III                        129 456    Windows 2000 Professional Service Pack 2      17"        TCLOUTIER
IBM         Pentium III                        130 488    Windows 2000 Professional Service Pack 1      17"        WDEVRIES
IBM         Pentium III                        261 436    Windows NT Workstation Service Pack 6         17"        ZABOLFATHI
TOSHIBA     Pentium MMX                         65 076    Windows NT Workstation Service Pack 6         17"        CGRATTO_PORT
TOSHIBA     Celeron                             64 948    Windows 2000 Professional Service Pack 2      17"        CLAMONTAGNE
TOSHIBA     Pentium II                          65 076    Windows 2000 Professional Service Pack 2      17"        ELEBLANC
TOSHIBA     Celeron                             65 076    Windows NT Workstation Service Pack 4         17"        FVALLEE_PORTA
TOSHIBA     Celeron                            129 456    Windows 2000 Professional Service Pack 1      17"        LQC001
TOSHIBA     Celeron                            130 480    Windows 2000 Professional Service Pack 1      17"        LQC002
TOSHIBA     Celeron                            129 456    Windows 2000 Professional Service Pack 1      17"        LQC003
TOSHIBA     Celeron                            130 480    Windows 2000 Professional Service Pack 1      17"        LQC004
TOSHIBA     Celeron                            129 456    Windows 2000 Professional Service Pack 2      17"        LQC005
TOSHIBA     Celeron                            130 480    Windows 2000 Professional Service Pack 1      17"        LQC006
TOSHIBA     Pentium II                         196 060    Windows 2000 Professional Service Pack 1      17"        LQC008
TOSHIBA     Pentium II                          64 948    Windows 2000 Professional                     17"        MJVALLEE2000

                                    Inventory
                             Montreal servers & PCs
                               2 server and 44 PCs

                                 Memory                                                       Screen
PC Type       Processor          (Kbytes)       Operating System Name                         Size         Location
-------       ---------          --------       ---------------------                         ----         --------
IBM           Pentium III        129 456        Windows 2000 Professional Service Pack 2        17"        PTR001
IBM           Pentium III        129 456        Windows 2000 Professional Service Pack 2        17"        PTR002
IBM           Pentium III        129 456        Windows 2000 Professional Service Pack 2        17"        PTR003

                                    Inventory
                             Montreal servers & PCs
                               2 server and 44 PCs

                                                     Memory                                                         Screen
PC Type           Processor                          (Kbytes)   Operating System Name                       Size    Location
-------           ---------                          --------   ---------------------                       ----    --------
HP                Pentium II                         533 000    Windows 2000 Service Pack 2                 N/Ap    ANAMTL01
IBM compatible    Pentium I                            65076    Windows NT Workstation Service Pack 6       N/Ap    ANAMTL02
IBM               Pentium III                        130 544    Windows 2000 Professional Service Pack 2    17"     LMTL004
IBM               Celeron                            130 480    Windows 2000 Professional Service Pack 2    17"     LMTL005
IBM               Pentium III or Pentium III Xeon    130 488    Windows 2000 Professional Service Pack 2    17"     PMT013
IBM               Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"     PMTL001
IBM               Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"     PMTL002
IBM               Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"     PMTL007
IBM               Pentium III or Pentium III Xeon    130 488    Windows 2000 Professional Service Pack 2    17"     PMTL008
IBM               Pentium III or Pentium III Xeon    130 488    Windows 2000 Professional Service Pack 2    17"     PMTL009
IBM               Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"     PMTL010
IBM               Celeron                            130 480    Windows 2000 Professional Service Pack 2    17"     PMTL011
IBM               Pentium III or Pentium III Xeon    130 548    Windows 2000 Professional Service Pack 2    17"     PMTL012
IBM               Pentium III or Pentium III Xeon    130 488    Windows 2000 Professional Service Pack 2    17"     PMTL014
IBM               Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"     PMTL015
IBM               Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"     PMTL016
IBM               Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"     PMTL017
IBM               Pentium III or Pentium III Xeon    130 488    Windows 2000 Professional Service Pack 1    17"     PMTL018
IBM               Pentium III or Pentium III Xeon    130 488    Windows 2000 Professional Service Pack 2    17"     PMTL019
IBM               Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"     PMTL020
IBM               Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"     PMTL021
IBM               Pentium III or Pentium III Xeon    130 488    Windows 2000 Professional Service Pack 2    17"     PMTL022
IBM               Pentium III or Pentium III Xeon    130 488    Windows 2000 Professional Service Pack 2    17"     PMTL023
IBM               Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"     PMTL024
IBM               Pentium III or Pentium III Xeon    130 488    Windows 2000 Professional Service Pack 2    17"     PMTL025
IBM               Pentium III or Pentium III Xeon    130 488    Windows 2000 Professional Service Pack 2    17"     PMTL026
IBM               Pentium III or Pentium III Xeon    130 488    Windows 2000 Professional Service Pack 2    17"     PMTL027
IBM               Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"     PMTL028
IBM               Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"     PMTL029
IBM               Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"     PMTL030
IBM               Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"     PMTL031

                                    Inventory
                             Montreal servers & PCs

                                                     Memory                                                         Screen
PC Type           Processor                          (Kbytes)   Operating System Name                       Size    Location
-------           ---------                          --------   ---------------------                       ----    --------

IBM               Pentium III or Pentium III Xeon    130 488    Windows 2000 Professional Service Pack 2    17"     PMTL032
IBM               Pentium III or Pentium III Xeon    130 488    Windows 2000 Professional Service Pack 2    17"     PMTL034
IBM               Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"     PMTL035
IBM               Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"     PMTL036
IBM               Pentium III or Pentium III Xeon    130 488    Windows 2000 Professional Build 2195        17"     PMTL037
IBM               Pentium III or Pentium III Xeon    130 488    Windows 2000 Professional Service Pack 2    17"     PMTL038
IBM               Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"     PMTL039
IBM               Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"     PMTL040
IBM               Pentium III or Pentium III Xeon    130 488    Windows 2000 Professional Service Pack 2    17"     PMTL041
IBM               Pentium III                        129 456    Windows 2000 Professional Service Pack 2    17"     PMTL042
IBM               Pentium III or Pentium III Xeon    130 488    Windows 2000 Professional Service Pack 2    17"     PMTL044
IBM               Pentium III or Pentium III Xeon    130 488    Windows 2000 Professional                   17"     REESMTL
TOSHIBA           Celeron                            130 480    Windows 2000 Professional Service Pack 1    17"     LMTL001
IBM               Celeron                            130 480    Windows 2000 Professional Service Pack 2    17"     LMTL002
IBM               Pentium III                        130 528    Windows 2000 Professional Service Pack 2    17"     LMTL003


                              SOFTWARE AT ANAPHARM
Software Name & Version          Expiration        Copies Number   Users Number       Major Costs of Renewal
-----------------------          ----------        -------------   ------------       ----------------------
Acrobat Reader                                          200            200
ACT                                                      20             20
BackupExec                                               10             10                           5000 $
CESR v3                              fevr-02            118            118                          10000 $
ChemStation                                               8              8
Chrom-Perfect                                             8              8
ClinTrial Simulator 2.0                                   1              1
CPS 2000                                                 16             16                           2704 $
Crystal Report 6                                          4              4
Dave 2.1                                                  4              4
Disk Keep 5                                               5              5
Documentum                                               75             75                            39000
Dynamics 6.0                         dec-01               1             14                          16908 $
Easy CD Creator 3.5                                       2              2
Entra-Pass NT 1.0                                         4              4
EP2                                                      10             10                            37500
Kinetica 2000                                             1              1
Legato                                                   30              1                             5000
Mac Quan                                                  6              3
Magic                                juil-02                                                         7369 $
Mail Sweeper                                              1              1
Microsoft Exchange 5.5                                    1            170
Millesium 3.2                                             6              6                           3000 $
MSP 98/2000                                              40             40
Norton Antivirus                                        225            225
Office 97/2000                                          225            225
OmniPage (Pro-9)                                          2              1
Oracle                               avr-02             200                                         14400 $
PDK                                                   10000            400            Refer to Dynamics 6.0
PGP                                                       1            100
PIX                                                       1              1                           3000 $
Rees                                                      1              1                           9000 $
SAS 6.12                             oct-02               4              4                           9123 $
Virtual Tower                                             1              1
Visio Pro 2000                                            2              2
Visual Fortran                                            1              1
Watson 6.2                           mars-02            500            300                         116250 $
Windows NT/2000                                         225            225
Winn Mix 1.0                                              1              1
Winn Online 3.0 Prof                                      1              1

                    Liste equipement/Affaires scientifiques
                               Quebec et Montreal
                                     Budget

Titres                                                        Prix                 Quantite         Prix Total
------                                                        ----                 --------         ----------
Ordinateur avec MicroSoft Office et Sindows 2000 (prix        3500,00 $                   29         72500,00 $
Laserjet E100 N HP pour les rapport                                                        1
Lexmark W820 pour les rapport                                                              1
Laserjet 4000 TN HP                                                                        1
Lexmark Opera T 614                                                                        1
Portable (Prix approximatif)                                  3500,00 $                    4         14000,00 $
IBM Netvista 40+ moniteur                                     2280,00 $                    1          2280,00 $
Moniteur 17 po                                                 730,00 $                    1           730,00 $
Scanner Mtl                                                    500,00 $                    1           500,00 $
Gravour (Ordinateur bureau visiteur)                                                       1
Kinetica                                                                                   1           480,00 $
CPS Electronic                                                 155,00 $                                155,00 $
MS Project/Licenses et Update                                                                        15000,00 $
MicroMedex                                                                                 1          9600,00 $
WinNolin (Pharaight)                                                                       1          7592,00 $
Reference Manager/Licenses                                     650,00 $                                650,00 $
Reference Manager/Updates                                      720,00 $                                720,00 $
SAS                                                              2200 $                    1          2200,00 $
Word Perfect                                                   425,00 $                                   425 $
EP2 Database                                                   159000 $         for 10 users           159000 $
EP2                                                             55000 $            Entretion            55000 $


Quality Assurance
No asset with value higher than $30,000
-26  ordinateurs et deux portables
-27  telephones
-35  bureaux et tables de travail
-14  etageres, pour les archives nous avons 52 etageres
-40  chaises
-1   imprimante
-1   scan
-1   graveur
-14  classeurs
-1   dechiquetteuse

[LOGO OF ANAPHARM]

ANALYTICAL INSTRUMENTATION/EQUIPMENT INVENTORY UPDATE FORM

================================================================================================
        DESCRIPTION                SUPPLIER             MANUFACTURER                MODEL
     Rotative agitator              Fisher                 Fisher          Hemat./Chem.Mixer 346
                                    Fisher                 Fisher          Hemat./Chem.Mixer 346

      Analytical Cell                 N/R                    N/R                     N/R
                                      N/R                    N/R                     N/R
                                      SPE                    ESA                    5010
                                      SPE                    ESA                    5010
                                      SPE                    ESA                    5010
                                      SPE                    ESA                    5010
                                      SPE                    ESA                    5010
                                      SPE                    ESA                    5010
                                      SPE                    ESA                    5010

   Atmospheric pressure
chemical ionization source   Agilent Technologies   Agilent Technologies    Series 1100 G1947A
                             Agilent Technologies   Agilent Technologies    Series 1100 G1947A
                             Agilent Technologies   Agilent Technologies    Series 1100 G1947A

Automatic Sample Injector             N/R                    N/R                     N/R
                                      N/R                    N/R                     N/R
                                    Mandel                Shimadzu                 SIL-9A
                                   Man-Tech               Shimadzu                 SIL-10A
                                   Man-Tech               Shimadzu                 SIL-10A
                                   Man-Tech               Shimadzu                 SIL-10A
                                     N/AV                   N/AV                    N/AV
                                   Man-Tech               Shimadzu                 SIL-10A
                                   Man-Tech               Shimadzu                 SIL-10A
                                   Man-Tech               Shimadzu                 SIL-10A
                                    Mandel                 Gilson                  232 XL
                                   Man-Tech               Shimadzu                SIL-10AxI
                                     N/AV                   N/AV                    N/AV
                                   Man-Tech               Shimadzu                SIL-10AxI
                                   Man-Tech               Shimadzu                SIL-10AxI
                                   Man-Tech               Shimadzu                 SIL-10A
                                   Man-Tech               Shlmadzu                 SIL-10A
                                   Man-Tech               Shimadzu                 SIL-10A

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
====================================================================================
DESCRIPTION          SUPPLIER            MANUFACTURER                MODEL
                      Mandel                Gilson                  232 XL
                      Mandel                Gilson                  232 XL
                    Chromabec               Hitachi                 L-7250
                      Mandel                Gilson                  232 XL
                      Mandel                Gilson                  232 XL
                     Man-Tech              Shimadzu                 SIL-10A
                     Man-Tech              Shimadzu                 SIL-10A
                     Man-Tech              Shimadzu                 SIL-10A
                     Man-Tech              Shimadzu               SIL-10ADvp
                     Man-Tech              Shimadzu                 SIL-10A
                     Man-Tech              Shimadzu                 SIL-10A
                    Chromabec               Hitachi                 L-7250
                    Chromabec               Hitachi                 L-7250
                     Man-Tech              Shimadzu               SIL-10A
                    Chromabec               Hitachi                 L-7250
                   Perkin-Elmer          Perkin-Elmer      Series 200 LC autosampler
                   Perkin-Elmer          Perkin-Elmer      Series 200 LC autosampler
                   Perkin-Elmer          Perkin-Elmer      Series 200 LC autosampler
                     Man-Tech              Shimadzu                SIL-10A
                     Man-Tech              Shimadzu                SIL-10A
                    Chromabec               Hitachi                 L-7250
                     Man-Tech              Shimadzu                SIL-10A
                     Man-Tech              Shimadzu                SIL-10A
                     Man-Tech              Shimadzu                SIL-10A
                     Man-Tech              Shimadzu                SIL-10A
                   Perkin-Elmer          Perkin-Elmer      Series 200 LC autosampler
                   Perkin-Elmer          Perkin-Elmer      Series 200 LC autosampler
                    Chromabec               Hitachi                 L-7250
                    Chromabec               Hitachi                 L-7250
              Labsphere Inc.(Agilent
                 Technologies)         Leap Technologies    CTC Analytics (HTS Pal)
              Labsphere Inc.(Agilent
                 Technologies)         Leap Technologies    CTC Analytics (HTS Pal)
                   Perkin-Elmer          Perkin-Elmer      Series 200 LC autosampler
                   Perkin-Elmer          Perkin-Elmer      Series 200 LC autosampler
                    Chromabec               Hitachi                 AS-4000

  Balance         VWR Scientific           Sartorius           R-160-P/Sartorius

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==========================================================================

DESCRIPTION       SUPPLIER         MANUFACTURER             MODEL
               VWR Scientific        Sartorius        BP-410/Sartorius
               VWR Scientific     Mettler Toledo            AG245

  Blender            N/A            KitchenAid     Classic Blender 4KSB3WH
                     N/A            KitchenAid     Classic Blender 4KSB3WH

  Cabinet     Specialiste Stylo       Lincora                N/A
              Specialiste Stylo       Lincora                N/A
              Specialiste Stylo       Lincora                N/A
              Specialiste Stylo       Lincora                N/A
              Specialiste Stylo       Lincora                N/A
              Specialiste Stylo       Lincora                N/A
              Specialiste Stylo       Lincora                N/A
              Specialiste Stylo         ALB                  N/A
              Specialiste Stylo         ALB                  N/A
              Specialiste Stylo         ALB                  N/A
              Specialiste Stylo       Lincora                N/A
              Specialiste Stylo       Lincora                N/A
              Specialiste Stylo       Lincora                N/A
              Specialiste Stylo       Lincora                N/A
              Specialiste Stylo       Lincora                N/A
              Specialiste Stylo       Lincora                N/A
              Specialiste Stylo        Global                N/A
              Specialiste Stylo        Global                N/A
              Specialiste Stylo        Global                N/A
              Specialiste Stylo        Global                N/A
              Specialiste Stylo        Global                N/A
              Specialiste Stylo        Global                N/A
              Specialiste Stylo        Perfix                N/A
              Specialiste Stylo        Global                N/A
              Specialiste Stylo        Global                N/A
              Specialiste Stylo        Global                N/A
                     N/A                  RLB                N/A
              Specialiste Stylo        Global                N/A

Centrifuge    Fisher Scientific         IEC             Centra GP8R
               VWR Scientific         Heraeus           Megafuge 2.0R
               VWR Scientific         Beckman            Allegra-6R

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================================================================================
  DESCRIPTION        SUPPLIER           MANUFACTURER               MODEL

                  VWR Scientific           Beckman               Allegra -6R
                  VWR Scientific      Becton Dickinson            Dynac III
                  VWR Scientific      Becton Dickinson            Dynac III
                  VWR Scientific           Heraeus              Megafuge 2.OR
                  VWR Scientific           Heraeus             Multifuge 3 S-R

Filing cabinet   Specialiste Stylo         Atropex                   N/A
                 Specialiste Styio         Atropex                   N/A
                 Specialiste Stylo         Atropex                   N/A
                 Specialiste Stylo         Global                    N/A
                 Specialiste Stylo         Admiral                   N/A
                 Specialiste Stylo         Admiral                   N/A
                 Specialiste Stylo         Artopex                   N/A
                 Specialiste Stylo         Global                    N/A
                 Specialiste Stylo         Global                    N/A
                 Specialiste Stylo         Global                    N/A
                 Specialiste Stylo         Global                    N/A
                 Specialiste Stylo         Global                    N/A
                 Specialiste Stylo         Global                    N/A
                 Specialiste Stylo         Global                    N/A
                 Specialiste Stylo         Global                    N/A
                 Specialiste Stylo         Global                    N/A
                 Specialiste Stylo         Bonnex                    N/A
                 Specialiste Stylo         Artopex                   N/A
                 Specialiste Stylo           N/A                     N/A
                 Specialiste Stylo         Global                    N/A

 Column Heater       Chromabec       Jones Chromatography            N/A
                     Chromabec       Jones Chromatography            N/A
                        N/A               Eppendorf            Controller TC-50
                        N/A               Eppendorf         Column Heater CH-430
                      Supelco             Eppendorf         Column Heater CH-500
                      Supelco             Eppendorf         Column Heater CH-500
                      Supelco             Eppendorf         Column Heater CH-500
                      Supelco             Eppendorf         Column Heater CH-500

  Compressor       Perkin-Elmer        CTI Cryogenics                8200

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
==============================================================================================
          DESCRIPTION                   SUPPLIER          MANUFACTURER            MODEL
     Controller for GC/ECD           Hewlett Packard     Hewlett Packard          7673
                                     Hewlett Packard     Hewlett Packard          7673

Certificated Weight for Balance      VWR Scientific         Troemner              1 mg
                                     VWR Scientific         Troemner              1 mg
                                     VWR Scientific         Troemner              1 mg
                                     VWR Scientific         Troemner              2 mg
                                     VWR Scientific         Troemner              2 mg
                                     VWR Scientific         Troemner              50 mg
                                     VWR Scientific         Troemner              50 mg
                                     VWR Scientific         Troemner              10 g
                                     VWR Scientific         Troemner              200 g
                                     VWR Scientific         Troemner              200 g
                                     VWR Scientific         Troemner              1 mg
                                     VWR Scientific         Troemner              1 mg
                                     VWR Scientific         Troemner              50 mg
                                     VWR Scientific         Troemner              50 mg
                                     VWR Scientific         Troemner              10 g

    Mass Spectrometer of GC          Hewlett Packard     Hewlett Packard       5972 Series
                                     Hewlett Packard     Hewlett Packard       5973 Series
                                     Hewlett Packard     Hewlett Packard       5973 Series
                                     Hewlett Packard     Hewlett Packard    5973 Series 1999A
                                         Varian              Varian         Saturn 2000/2000R
                                  Agilent Technologies   Hewlett Packard    5973 Series 1999A
                                  Agilent Technologies   Hewlett Packard   5973N Series G2589A

   Electrochemical Detector                N/R                 N/R                 N/R
                                           N/R                 N/R                 N/R
                                           SPE                 ESA                5200A
                                           SPE                 ESA                5200A

                                                                    Page 5 of 37
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===============================================================================
     DESCRIPTION              SUPPLIER          MANUFACTURER          MODEL
Fluorescence Detector            N/R                 N/R               N/R
                              Man-Tech            Shimadzu           RF-10A
                              Man-Tech            Shimadzu          RF-10AxI
                              Man-Tech            Shimadzu          RF-10AxI
                              Man-Tech            Shimadzu          RF-10AxI
                              Man-Tech            Shimadzu          RF-10AxI
                              Man-Tech            Shimadzu          RF-10AxI
                              Man-Tech            Shimadzu          RF-10AxI
                              Man-Tech            Shimadzu          RF-10AxI
                              Man-Tech            Shimadzu          RF-10AxI
                              Man-Tech            Shimadzu          RF-10AxI
                              Man-Tech            Shimadzu          RF-10AxI
                              Man-Tech            Shimadzu          RF-10AxI
                              Man-Tech            Shimadzu          RF-10AxI
                              Man-Tech            Shimadzu          RF-10AxI
                              Man-Tech            Shimadzu           RF-551
                              Man-Tech            Shimadzu          RF-10AxI

   Vacuum Degasser               N/R                 N/R               N/R
                               Mandel             Shimadzu        220-91060-00
                              Chromabec           Chromabec      Gastorr GT-104
                              Chromabec           Chromabec      Gastorr GT-104
                              Chromabec           Chromabec        Gastorr 154
                              Chromabec           Chromabec        Gastorr 154
                           Hewlett Packard     Hewlett Packard       G1322 A
                           Hewlett Packard     Hewlett Packard       G1322 A
                           Hewlett Packard     Hewlett Packard       G1322 A
                           Hewlett Packard     Hewlett Packard       G1322 A
                           Hewlett Packard     Hewlett Packard       G1322 A
                           Hewlett Packard     Hewlett Packard       G1322 A
                              Chromabec           Chromabec        Gastorr 154
                        Agilent Technologies   Hewlett Packard       G1322 A
                        Agilent Technologies   Hewlett Packard       G1322 A
                              Chromabec           Chromabec        Gastorr 154
                              Chromabec           Chromabec        Gastorr 154
                              Chromabec           Chromabec        Gastorr 155

                                                                    Page 6 of 37
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
================================================================================================
  DESCRIPTION             SUPPLIER             MANUFACTURER                   MODEL
                    Agilent Technologies      Hewlett Packard                G1322 A
                    Agilent Technologies      Hewlett Packard                G1322 A
                    Agilent Technologies      Hewlett Packard                G1322 A
                    Agilent Technologies      Hewlett Packard                G1322 A
                    Agilent Technologies      Hewlett Packard                G1322 A
                    Agilent Technologies      Hewlett Packard                G1322 A
                    Agilent Technologies      Hewlett Packard                G1322 A
                    Agilent Technologies      Hewlett Packard                G1322 A
                    Agilent Technologies      Hewlett Packard                G1322 A

   Dispenser                 N/A                    N/A                L/I repipet 0-5 mL
                       VWR Scientific            Brinkman              Dispensette 2-10 mL
                       VWR Scientific            Brinkman              Dispensette 2-10 mL
                       VWR Scientific       Jencons Scientific           Zipette 0-30 mL
                       VWR Scientific            Brinkman              Dispensette 2-10 mL
                            N/AV                   N/AV                       N/AV
                       VWR Scientific            EMScience          Optifix solvents 2-10 mL
                       VWR Scientific            Brinkman         Bottletop Dispenser 2-10 mL
                       VWR Scientific            Brinkman         Bottletop Dispenser 2-10 mL
                       VWR Scientific            Brinkman         Bottletop Dispenser 2-10 mL
                       VWR Scientific            Brinkman         Bottletop Dispenser 2-10 mL
                       VWR Scientific            Brinkman         Bottletop Dispenser 2-10 mL
                       VWR Scientific            Brinkman         Bottletop Dispenser 2-10 mL
                       VWR Scientific            Brinkman        Bottletop Dispenser 0.1-2.5 mL
                       VWR Scientific            EMScience          Optifix solvents 2-10 mL
                       VWR Scientific            EMScience          Optifix solvents 2-10 mL
                       VWR Scientific            EMScience          Optifix solvents 2-10 mL
                       VWR Scientific            Brinkman         Bottletop Dispenser 2-10 mL
                       VWR Scientific            Brinkman         Bottletop Dispenser 2-10 mL
                       VWR Scientific            Brinkman         Bottletop Dispenser 2-10 mL
                       VWR Scientific            Brinkman         Bottletop Dispenser 2-10 mL

LC-MS Detector      Agilent Technologies   Agilent Technologies    Series 1100 G1946D(LC-MSD)
                    Agilent Technologies   Agilent Technologies    Series 1100 G1946D(LC-MSD)

LC-MS/MS Detector       Perkin-Elmer              PE Sciex                MS API III Plus
                        Perkin-Elmer              PE Sciex             API 365(LC/MS 365-01)

                                                                    Page 7 of 37
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===============================================================================
 DESCRIPTION         SUPPLIER         MANUFACTURER              MODEL

                   Perkin-Elmer         PE Sciex       API 3000(LC/MS 3000-01)
                   Perkin-Elmer         PE Sciex       API 3000(LC/MS 3000-02)
                   Perkin-Elmer         PE Sciex        API 365(LC/MS 365-02)
                   Perkin-Elmer         PE Sciex       API 3000(LC/MS 3000-03)
                   Perkin-Elmer         PE Sciex       API 3000(LC/MS 3000-04)
                   Perkin-Elmer         PE Sciex       API 3000(LC/MS 3000-05)
                   Perkin-Elmer         PE Sciex       API 3000(LC/MS 3000-06)
                   Perkin-Elmer         PE Sciex       API 3000(LC/MS 3000-07)
                Applied Biosystems      PE Sciex       API 3000(LC/MS 3000-08)
                Applied Biosystems      PE Sciex       API 3000(LC/MS 3000-09)
                Applied Biosystems      PE Sciex       API 3000(LC/MS 3000-010)
                Applied Biosystems      PE Sciex       API 4000(LC/MS 4000-01)
                Applied Biosystems      PE Sciex       API 4000(LC/MS 4000-02)

U.V. Detector         Waters             Waters                  481
                      Waters             Waters                  484
                       N/AV               N/AV                  N/AV
                     Man-Tech           Shimadzu               SPD-10A
                     Man-Tech           Shimadzu               SPD-10A
                     Man-Tech           Shimadzu               SPD-10A
                     Man-Tech           Shimadzu               SPD-10A
                     Man-Tech           Shimadzu              SPD-10Avp
                       N/AV               N/AV                  N/AV
                     Man-Tech           Shimadzu              SPD-10Avp
                     Man-Tech           Shimadzu              SPD-10Avp
                     Man-Tech           Shimadzu              SPD-10Avp
                     Man-Tech           Shimadzu              SPD-10Avp
                     Man-Tech           Shimadzu              SPD-10Avp
                     Man-Tech           Shimadzu              SPD-10Avp
                     Man-Tech           Shimadzu              SPD-10Avp
                     Man-Tech           Shimadzu              SPD-10Avp
                     Man-Tech           Shimadzu              SPD-10Avp
                     Man-Tech           Shimadzu              SPD-10Avp
                     Man-Tech           Shimadzu              SPD-10Avp
                     Man-Tech           Shimadzu              SPD-10Avp

ECD Detector      Hewlett Packard    Hewlett Packard            19233

                                                                    Page 8 of 37
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
=====================================================================================================

          DESCRIPTION                  SUPPLIER             MANUFACTURER                MODEL
         pH Electrode                     N/R                    N/R                     N/R
                                          N/R                    N/R                     N/R
                                          N/R                    N/R                     N/R
                                    VWR Scientific        Orion Ross Comb.             8104 BN
                                    VWR Scientific        Orion Ross Comb.             8104 BN
                                    VWR Scientific        Orion Ross Comb.             8104 BN
                                    VWR Scientific        Orion Ross Comb.             7100SC
                                    VWR Scientific        Orion Ross Comb.             8104 BN
                                    VWR Scientific        Orion Ross Comb.             8104 BN
                                    VWR Scientific        Orion Ross Comb.             8104 BN
                                    VWR Scientific             Beckman                 511080
                                    VWR Scientific             Beckman                 511081
                                    VWR Scientific             Beckman                 511081
                                    VWR Scientific             Corning                 476296
                                    VWR Scientific             Beckman                 511080
                                    VWR Scientific             Beckman                 511080
                                    VWR Scientific             Beckman                 511080
                                    VWR Scientific             Beckman                 511080
                                    VWR Scientific             Beckman                 511080
                                    VWR Scientific             Beckman                 511080
                                    VWR Scientific             Beckman                 511080
                                    VWR Scientific             Beckman                 511080
                                    VWR Scientific             Beckman                 511080
                                    VWR Scientific             Beckman                 511080
                                    VWR Scientific             Beckman                 511080

Electrospray ionization source   Agilent Technologies   Agilent Technologies     Series 1100 G1948A
                                 Agilent Technologies   Agilent Technologies     Series 1100 G1948A

          Evaporators                   Mandel                 Pierce          Reacti-Therm III 18835
                                        Mandel                 Pierce          Reacti-Therm III 18835
                                        Mandel                 Pierce          Reacti-Therm III 18835
                                        Mandel                 Pierce           Reacti-Therm III 454
                                        Zymark                 Zymark               Turbo Vap LV
                                        Zymark                 Zymark               Turbo Vap LV
                                        Zymark                 Zymark               Turbo Vap LV
                                        Zymark                 Zymark               Turbo Vap LV

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
===================================================================================
    DESCRIPTION           SUPPLIER            MANUFACTURER              MODEL
                           Zymark                Zymark             Turbo Vap LV
                           Zymark                Zymark             Turbo Vap LV
                           Zymark                Zymark             Turbo Vap LV
                           Zymark                Zymark             Turbo Vap 96

Fraction Collector        Man-Tech               Gilson                FC203B
                           Mandel                Gilson                FC203B

      Freezer               Sears                Kenmore          C-675-4714 (-20)
                           Baxter                 Revco          C-2890A-11-A (-80)
                             N/A                 Habcold             14000(-80)
                            N/AV                  N/AV            WFC15M3BW0 (-20)
                       ESBE Scientific            Sanyo           MDF-U6086S (-80)
                       ESBE Scientific            Sanyo           MDF-U6086S (-80)
                       ESBE Scientific            Sanyo           MDF-U6086S (-80)
                       ESBE Scientific            Sanyo           MDF-U6086S (-80)
                       ESBE Scientific            Sanyo           MDF-U6086S (-80)
                     Super LiquidaMeuble         General          MFC20M4FWO (-20)
                             N/R                 General          WFC15M4FW1 (-20)
                     Super LiquidaMeuble         General          MFC15M4FW1 (-20)
                       VWR Scientific            Foster               N/A (-20)
                       ESBE Scientific            Sanyo           MDF-U6086S (-80)
                       ESBE Scientific            Sanyo            MDF-0830 (-80)

                             N/A                   N/A                   N/A
                     Super LiquidaMeuble         General          MFC09M1BW4 (-20)
                     Super LiquidaMeuble      Wood's Custom         C22WCB (-20)
                     Super LiquidaMeuble         General          MFC25M46W1 (-20)
                             N/R           Gibson (Frigidaire)    CFC20M4HW1 (-20)
                       ESBE Scientific            Sanyo           MDF-U6086S (-80)
                       ESBE Scientific            Sanyo           MDF-U3086S (-80)
                     Super LiquidaMeuble         General          MFC25M46W1 (-20)
                       ESBE Scientific            Sanyo           MDF-U6086S (-80)
                     Super LiquidaMeuble       Frigidaire         MFC25M46W1 (-20)
                     Super LiquidaMeuble       Frigidaire         MFC25M46W1 (-20)
                       ESBE Scientific            Sanyo            MDF-U71VC (-80)
                     Super LiquidaMeuble       Frigidaire         MFC25M46W1 (-20)
                     Super LiquidaMeuble       Frigidaire         MFC25M46W1 (-20)

                                                                   Page 10 of 37
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
==================================================================================================
        DESCRIPTION                SUPPLIER           MANUFACTURER                 MODEL
                              Super LiquidaMeuble      Frigidaire             FFU21D7HWO (-20)
                              Super LiquidaMeuble      Frigidaire             FFU21D7HWO (-20)
                              Super LiquidaMeuble      Frigidaire             FFU21D7HWO (-20)
                                VWR Scientific           Foster                  N/A (-20)
                                ESBE Scientific           Sanyo               MDF-071C (-80)
                                ESBE Scientific           Sanyo               MDF-071C (-80)
                                ESBE Scientific           Sanyo               MDF-071V (-80)
                                ESBE Scientific           Sanyo               MDF-071V (-80)
                                ESBE Scientific           Sanyo               MDF-071V (-80)
                                      N/R                Gibson              GFC09M3EW2 (-20)
                                      N/R                Gibson              MFC25M4GW3 (-20)
                                      N/R              Frigidaire            MFC25M4GW3 (-20)
                                ESBE Scientific           Sanyo               MDF-U50V (-80)
                             Super LiquidaMeuble         Gibson              CSC20M4HW1 (-20)
                                      N/R              Woodscostom             C22WCB(-20)
                                      N/R                 Sanyo               MDF-U537 (-20)
                                ESBE Scientific           Sanyo               MDF-U71V (-80)
                             Super LiquidaMeuble         General             MFC15M4FW1 (-20)
                                    Tanguay            Frigidaire            FFC25C4AWO (-20)

       Gamma Counter                Packard              Packard       Cobra II Auto-Gamma E500501

Gas Chromatograph Detector      Hewlett Packard      Hewlett Packard       5890 Series II Plus
                                Hewlett Packard      Hewlett Packard               5890A
                                Hewlett Packard      Hewlett Packard        6890 Series G1530A
                                Hewlett Packard      Hewlett Packard        6890 Series G1530A
                                Hewlett Packard      Hewlett Packard        6890 Series G1530A
                                    Varian               Varian                  3800/3380
                             Agiltent Technologies   Hewlett Packard        6890 Series G1530A
                             Agiltent Technologies   Hewlett Packard        6890 Series G1530A

    Guard Pack Holder               Waters               Waters                    N/Ap
                                    Waters               Waters                    N/Ap
                                    Waters               Waters                    N/Ap
                                    Waters               Waters                    N/Ap
                                    Waters               Waters                    N/Ap

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
==================================================================================
       DESCRIPTION                SUPPLIER         MANUFACTURER        MODEL
                                    Waters            Waters           N/Ap
                                    Waters            Waters           N/Ap
                                    Waters            Waters           N/Ap
                                    Waters            Waters           N/Ap
                                    Waters            Waters           N/Ap
                                    Waters            Waters           N/Ap
                                    Waters            Waters           N/Ap
                                    Waters            Waters           N/Ap
                                    Waters            Waters           N/Ap
                                    Waters            Waters           N/Ap
                                    Waters            Waters           N/Ap
                                    Waters            Waters           N/Ap

       Guard Cell                    SPE               ESA             5020
                                     SPE               ESA             5020
                                     SPE               ESA             5020
                                     SPE               ESA             5020

Heated Nebulizer Ionization
         source                  Perkin-Elmer        PE Sciex     Heated Nebulizer
                                 Perkin-Elmer        PE Sciex     Heated Nebulizer
                                 Perkin-Elmer        PE Sciex     Heated Nebulizer
                                 Perkin-Elmer        PE Sciex     Heated Nebulizer
                                 Perkin-Elmer        PE Sciex     Heated Nebulizer
                                 Perkin-Elmer        PE Sciex     Heated Nebulizer
                                 Perkin-Elmer        PE Sciex     Heated Nebulizer
                                 Perkin-Elmer        PE Sciex     Heated Nebulizer
                              Applied Biosystems     PE Sciex     Heated Nebulizer
                              Applied Biosystems     PE Sciex     Heated Nebulizer
                              Applied Biosystems     PE Sciex     Heated Nebulizer

     Homogeneisator             VWR Scientific         Omni            2000

        Fume Hood                    N/A              Norlab           N/A
                                     N/A              Norlab           N/A
                                     N/A              Norlab           N/A
                                     N/A              Norlab           N/A

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
===================================================================================================
      DESCRIPTION                  SUPPLIER              MANUFACTURER                MODEL
                                      N/A                   Norlab                    N/A
                                Sigma systems       Mott manufacturing ltd          7228100

    Digital relative
Humidity/Temperature meter      VWR Scientific          VWR Scientific       Thermo-Hydro(35519-047)
                                VWR Scientific          VWR Scientific       Thermo-Hydro(35519-047)
                                VWR Scientific          VWR Scientific       Thermo-Hydro(35519-047)
                                VWR Scientific          VWR Scientific       Thermo-Hydro(35519-047)
                                VWR Scientific          VWR Scientific       Thermo-Hydro(35519-047)
                                VWR Scientific          VWR Scientific       Thermo-Hydro(35519-047)
                                VWR Scientific          VWR Scientific       Thermo-Hydro(35519-047)
                                VWR Scientific          VWR Scientific       Thermo-Hydro(35519-047)

    Ionization gauge            Hewlett Packard        Hewlett Packard                59864B
                                Hewlett Packard        Hewlett Packard                59864B
                                Hewlett Packard        Hewlett Packard                59864B
                             Agilent Technologies      Hewlett Packard                59864B
                             Agilent Technologies      Hewlett Packard                59864B

    Incubator/Shaker                  N/A               New Brunswick                  G-24
                                VWR Scientific       Scientific Products               IC-83
                                      N/A               Lindberg/Blue                 G01350A
                                VWR Scientific       Scientific Products               1410M

     Injector of GC                   N/R                     N/R                       N/R
                                Hewlett Packard        Hewlett Packard              6890 Series
                                Hewlett Packard        Hewlett Packard                18593B
                                Hewlett Packard        Hewlett Packard          7683 Series G2613A
                                Hewlett Packard        Hewlett Packard          7683 Series G2613A
                                Hewlett Packard        Hewlett Packard          7683 Series G2613A
                             Agilent Technologies      Hewlett Packard          7683 Series G2613A
                             Agilent Technologies      Hewlett Packard          7683 Series G2613A

       Integrator               Hewlett Packard        Hewlett Packard                HP3394A
                                     N/AV                    N/AV                      N/AV
                                Hewlett Packard        Hewlett Packard                HP3396B
                                Hewlett Packard        Hewlett Packard                HP3396

                                                                   Page 13 of 37
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
======================================================================================
       DESCRIPTION                  SUPPLIER           MANUFACTURER          MODEL
Ion-Spray Ionization source       Perkin-Elmer           PE Sciex      Turbo Ion-spray
                                  Perkin-Elmer           PE Sciex         Ion-spray
                                  Perkin-Elmer           PE Sciex      Turbo Ion-spray
                                  Perkin-Elmer           PE Sciex      Turbo Ion-spray
                                  Perkin-Elmer           PE Sciex      Turbo Ion-spray
                                  Perkin-Elmer           PE Sciex      Turbo Ion-spray
                                  Perkin-Elmer           PE Sciex      Turbo Ion-spray
                                  Perkin-Elmer           PE Sciex      Turbo Ion-spray
                                  Perkin-Elmer           PE Sciex      Turbo Ion-spray
                                  Perkin-Elmer           PE Sciex      Turbo Ion-spray
                                  Perkin-Elmer           PE Sciex      Turbo Ion-spray
                                  Perkin-Elmer           PE Sciex      Turbo Ion-spray
                                  Perkin-Elmer           PE Sciex      Turbo Ion-spray
                               Applied Biosystems        PE Sciex      Turbo Ion-spray
                               Applied Biosystems        PE Sciex      Turbo Ion-spray
                               Applied Biosystems        PE Sciex      Turbo Ion-spray
                               Applied Biosystems        PE Sciex      Turbo Ion-spray
                               Applied Biosystems        PE Sciex      Turbo Ion-spray

         Keypad                      Mandel               Gilson             N/A
                                     Mandel               Gilson             N/A
                                     Mandel               Gilson             N/A
                                 Hewlett Packard     Hewlett Packard       G1323A
                                 Hewlett Packard     Hewlett Packard       G1323A
                                 Hewlett Packard     Hewlett Packard       G1323A
                                 Hewlett Packard     Hewlett Packard       G1323A
                                     Mandel               Gilson             N/A
                                     Mandel               Gilson             N/A
                                 Hewlett Packard     Hewlett Packard       G1323A
                                 Hewlett Packard     Hewlett Packard       G1323B
                              Agilent Technologies   Hewlett Packard       G1323B
                              Agilent Technologies   Hewlett Packard       G1323B
                              Agilent Technologies   Hewlett Packard       G1323B
                              Agilent Technologies   Hewlett Packard       G1323B
                              Agilent Technologies   Hewlett Packard       G1323B
                              Agilent Technologies   Hewlett Packard       G1323B

                                                                   Page 14 of 37
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
=======================================================================================
      DESCRIPTION                   SUPPLIER            MANUFACTURER          MODEL
                              Agilent Technologies     Hewlett Packard       G1323B
                              Agilent Technologies     Hewlett Packard       G1323B
                              Agilent Technologies     Hewlett Packard       G1323B
                              Agilent Technologies     Hewlett Packard       G1323B
                              Agilent Technologies     Hewlett Packard       G1323B
                             Labshere Inc.(Agilent
                                 Technologies)        Leap Technologies   CTC Analytics
                             Labshere Inc.(Agilent
                                 Technologies)        Leap Technologies   CTC Analytics

  Liquid Handling System            Packard                Packard           AMPIIE1

  Manual Injector valve              Mandel               Rheodyne            7125
                                    Supelco               Rheodyne            7125

    Microcentrifuge                   N/R                    N/R               N/R
                                 VWR Scientific            Heraeus         Biofuge 13
                                      N/AV                  N/AV              N/AV
                                      N/AV                  N/AV              N/AV
                                 VWR Scientific            Heraeus        Biofuge pico
                              Labcor (Cole-Parmer)         Labnet           Z 233-M-2
                              Labcor (Cole-Parmer)         Labnet           Z 233-M-2

   Muli-Tubes Vortexer           VWR Scientific        VWR Scientific          N/A
                                 VWR Scientific        VWR Scientific          N/A

          Cart                   VWR Scientific            Baxter             N/Ap

      Data Logger                ReesScientific        ReesScientific     Series II-PC

Reacti-Block 16x100/13x100           Mandel                Pierce             N/Ap

         Crimper                 VWR Scientific        Hewlett Packard         N/A

                                                                   Page 15 of 37
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
=============================================================================================
     DESCRIPTION            SUPPLIER           MANUFACTURER                   MODEL
       Decapper          VWR Scientific       Hewlett Packard                  N/A
                         VWR Scientific    Agilent Technologies         5184-3567 (11mm)

Microdispenser Digital   VWR Scientific             N/A                     53506-201

  Captrol III 100 pL         Fisher              Drummond                   3-000-752

 UV lamp for ToxiLab         Fisher             Spectroline                 ENF-260C

Ultrapure water system
    (Nanopure UV)        VWR Scientific     Barnstead/Termolyne               D7331

       pH Meter          VWR Scientific           Corning                     M220
                         VWR Scientific           Beckman                     q350

Photochemical reactor    Aura Industries      Aura Industries               UV 254 nm
                         Aura Industries      Aura Industries               UV 254 nm
                         Aura Industries      Aura Industries               UV 254 nm

  8 Channels Pipette           N/A               Titertek              Digital Multichanel
                         VWR Scientific          Nichyrio                  Model 7000
                         VWR Scientific          Brinkman                Transferpette 8

        Pipet                  N/R                  N/R                        N/R
                         VWR Scientific           Gilson                 Pipetman l-20pL
                         VWR Scientific          Labsystem         Finnpipette Digital 5-40pL
                         VWR Scientific          Nichiryo                 5000 210-50pL
                             Fisher              Nichiryo                 5000 20-200pL
                             Fisher              Nichiryo                 5000 20-200pL
                             Fisher              Nichiryo                5000DG 20-200pL
                             Fisher              Nichiryo                 5000 20-200pL
                             Fisher              Nichiryo                 5000 20-200pL
                             Fisher              Nichiryo                5000DG 20-200pL
                         VWR Scientific          Labsystem        Finnpipette Digital 40-200pL

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
=================================================================================
     DESCRIPTION      SUPPLIER      MANUFACTURER               MODEL
                   VWR Scientific    Eppendorf          Reference 500-2500pL
                   VWR Scientific    Labsystem      Finnpipette Digital 40-200pL
                       Fisher         Nichiryo             5000 40-200pL
                   VWR Scientific    Labsystem      Finnpipette Digital 40-200pL
                        N/AV            N/AV                    N/AV
                        N/AV            N/AV                    N/AV
                       Fisher         Nichiryo           5000DG 100-1000pL
                        N/AV            N/AV                    N/AV
                       Fisher         Nichiryo           5000DG 100-1000pL
                   VWR Scientific    Labsystem     Finnpipette Digital 200-1000pL
                   VWR Scientific    Labsystem     Finnpipette Digital 200-1000pL
                        N/AV            N/AV                    N/AV
                        N/AV            N/AV                    N/AV
                   VWR Scientific      Gilson           Pipetman 200-1000pL
                   VWR Scientific     Nichiryo             5000 200-100pL
                        N/AV            N/AV                    N/AV
                        N/AV            N/AV                    N/AV
                        N/AV            N/AV                    N/AV
                   VWR Scientific    Eppendorf          Reference 500-2500pL
                   VWR Scientific     Nichiryo           Oxford 100-1000pL
                   VWR Scientific     Nichiryo             Oxford 20-200
                   VWR Scientific     Nichiryo           Oxford 100-1000pL
                   VWR Scientific     Nichiryo           Oxford 100-1000pL
                   VWR Scientific     Nichiryo           Oxford 100-1000pL
                   VWR Scientific     Nichiryo            Oxford 20-200pL
                   VWR Scientific     Nichiryo            Oxford 20-200pL
                   VWR Scientific     Nichiryo           Oxford 100-1000pL
                   VWR Scientific     Nichiryo           Oxford 100-1000pL
                   VWR Scientific     Nichiryo            Oxford 20-200pL
                   VWR Scientific     Nichiryo            Oxford 20-200pL
                   VWR Scientific     Nichiryo            Oxford 20-200pL
                   VWR Scientific     Nichiryo            Oxford 20-200pL
                   VWR Scientific     Nichiryo           Oxford 100-1000pL
                   VWR Scientific     Nichiryo           Oxford 100-1000pL
                   VWR Scientific     Nichiryo            Oxford 20-200pL
                   VWR Scientific     Nichiryo            Oxford 20-200pL
                   VWR Scientific     Nichiryo           Oxford 100-1000pL
                   VWR Scientific     Nichiryo           Oxford 100-1000pL

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
=================================================================================
     DESCRIPTION      SUPPLIER      MANUFACTURER               MODEL
                   VWR Scientific    Labsystem     Finnpipette Digital 200-1000pL
                   VWR Scientific    Labsystem     Finnpipette Digital 200-1000pL
                   VWR Scientific    Labsystem     Finnpipette Digital 200-1000pL
                   VWR Scientific    Labsystem      Finnpipette Digital 40-200pL
                   VWR Scientific    Labsystem      Finnpipette Digital 40-200pL
                   VWR Scientific    Labsystem     Finnpipette Digital 200-1000pL
                   VWR Scientific    Labsystem     Finnpipette Digital 200-1000pL
                   VWR Scientific     Nichiryo            Oxford 100-1000
                   VWR Scientific     Nichiryo            Oxford 20-200pL
                   VWR Scientific     Nichiryo           Oxford 100-1000pL
                   VWR Scientific     Nichiryo            Oxford 20-200pL
                   VWR Scientific     Nichiryo            Oxford 20-200pL
                   VWR Scientific    Labsystem      Finnpipette Digital 40-200pL
                   VWR Scientific    Labsystem      Finnpipette Digital 40-200pL
                   VWR Scientific    Labsystem     Finnpipette Digital 200-1000pL
                   VWR Scientific     Nichiryo           Oxford 100-1000pL
                   VWR Scientific    Labsystem     Finnpipette Digital 200-1000pL
                   VWR Scientific    Labsystem     Finnpipette Digital 200-1000pL
                   VWR Scientific    Labsystem     Finnpipette Digital 200-1000pL
                   VWR Scientific    Labsystem      Finnpipette Digital 20-200pL
                   VWR Scientific    Labsystem        Finnpipette PDP 20-200pL
                   VWR Scientific    Labsystem      Finnpipette Digital 20-200pL
                   VWR Scientific    Labsystem      Finnpipette Digital 20-200pL
                   VWR Scientific    Labsystem      Finnpipette Digital 20-200pL
                   VWR Scientific     Nichiryo            5000 100-1000pL
                   VWR Scientific     Nichiryo             5000 20-200pL
                   VWR Scientific    Labsystem      Finnpipette Digital 20-200pL
                   VWR Scientific    Labsystem     Finnpipette Digital 200-1000pL
                   VWR Scientific    Labsystem      Finnpipette Digital 20-200pL
                   VWR Scientific    Labsystem     Finnpipette Digital 200-1000pL
                   VWR Scientific    Labsystem     Finnpipette Digital 200-1000pL
                   VWR Scientific    Labsystem     Finnpipette Digital 200-1000pL
                   VWR Scientific    Labsystem      Finnpipette Digital 20-200pL
                   VWR Scientific    Labsystem      Finnpipette Digital 20-200pL
                   VWR Scientific    Labsystem     Finnpipette Digital 200-1000pL
                   VWR Scientific    Labsystem     Finnpippet Digital 200-1000pL
                   VWR Scientific    Labsystem     Finnpipette Digital 200-1000pL
                   VWR Scientific    Labsystem      Finnpipette Digital 20-200pL

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
=================================================================================
     DESCRIPTION      SUPPLIER      MANUFACTURER               MODEL
                   VWR Scientific    Labsystem      Finnpipette Digital 20-200pL
                   VWR Scientific    Labsystem      Finnpipette Digital 20-200pL
                   VWR Scientific    Labsystem      Finnpipette Digital 20-200pL
                   VWR Scientific    Eppendorf     Research Eppendorf 500-5000pL
                   VWR Scientific    Eppendorf     Research Eppendorf 500-5000pL
                   VWR Scientific    Eppendorf      Research Eppendorf 20-200pL
                   VWR Scientific    Eppendorf      Research Eppendorf 20-200pL
                   VWR Scientific    Eppendorf     Research Eppendorf 100-1000pL
                   VWR Scientific    Eppendorf     Research Eppendorf 100-1000pL
                   VWR Scientific    Eppendorf      Research Eppendorf 20-200pL
                   VWR Scientific    Eppendorf      Research Eppendorf 20-200pL
                   VWR Scientific    Eppendorf     Research Eppendorf 100-1000pL
                   VWR Scientific    Eppendorf     Research Eppendorf 100-1000pL
                   VWR Scientific    Eppendorf     Research Eppendorf 100-1000pL
                   VWR Scientific    Eppendorf     Research Eppendorf 100-1000pL
                   VWR Scientific    Eppendorf      Research Eppendorf 20-200pL
                   VWR Scientific    Eppendorf      Research Eppendorf 20-200pL
                   VWR Scientific    Eppendorf      Research Eppendorf 20-200pL
                   VWR Scientific    Eppendorf     Research Eppendorf 100-1000pL
                   VWR Scientific    Eppendorf      Research Eppendorf 20-200pL
                   VWR Scientific    Labsystem     Finnpipette Digital 200-1000pL
                   VWR Scientific    Eppendorf      Research Eppendorf 20-200pL
                   VWR Scientific    Eppendorf     Research Eppendorf 100-1000pL
                   VWR Scientific    Eppendorf      Research Eppendorf 20-200pL
                   VWR Scientific    Labsystem     Finnpipette Digital 200-1000pL
                   VWR Scientific    Eppendorf      Research Eppendorf 20-200pL
                   VWR Scientific    Eppendorf     Research Eppendorf 100-1000pL
                   VWR Scientific    Eppendorf     Research Eppendorf 100-1000pL
                   VWR Scientific    Eppendorf      Research Eppendorf 20-200pL
                   VWR Scientific    Eppendorf     Research Eppendorf 500-5000pL
                   VWR Scientific    Eppendorf     Research Eppendorf 500-5000pL
                   VWR Scientific    Eppendorf      Research Eppendorf 20-200pL
                   VWR Scientific    Eppendorf      Research Eppendorf 20-200pL
                   VWR Scientific    Eppendorf     Research Eppendorf 100-1000pL
                   VWR Scientific      Gilson            Pipetman 20-200pL
                   VWR Scientific    Labsystems     Finnpipette Digital 20-200pL
                   VWR Scientific    Labsystems    Finnpipette Digital 200-1000pL
                   VWR Scientific    Eppendorf     Research Eppendorf 100-1000pL

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
=======================================================================================
     DESCRIPTION      SUPPLIER         MANUFACTURER                  MODEL
                         NR         Drummond Pipet-Aid                100
                   VWR Scientific        Nichiryo               Oxford 20-200pL
                   VWR Scientific       Labsystems       Finnpipette Digital 200-1000pL
                   VWR Scientific       Labsystems       Finnpipette Digital 200-1000pL
                   VWR Scientific       Eppendorf         Research Eppendorf 20-200pL
                   VWR Scientific       Labsystems       Finnpipette Digital 200-1000pL
                   VWR Scientific       Eppendorf         Research Eppendorf 20-200pL
                   VWR Scientific       Eppendorf         Research Eppendorf 20-200pL
                   VWR Scientific       Eppendorf         Research Eppendorf 100-1000pL

       Stirrer     VWR Scientific        Corning                     P-320
                   VWR Scientific       Thermolyne                   S-7225
                   VWR Scientific        Corning                     PC-410
                   VWR Scientific         Coming                     PC-310
                   VWR Scientific        Corning                     PC-320
                   VWR Scientific         Coming                     PC-310
                   VWR Scientific         Coming                     PC-320
                   VWR Scientific        Corning                     PC-310
                   VWR Scientific        Corning                     PC-310
                   VWR Scientific         Coming                     PC-320
                   VWR Scientific         Coming                     PC-310
                   VWR Scientific     VWR Scientific                  360
                   VWR Scientific     VWR Scientific                  360
                   VWR Scientific     VWR Scientific                  360
                   VWR Scientific     VWR Scientific                  360
                   VWR Scientific     VWR Scientific                  360
                   VWR Scientific     VWR Scientific                  360
                   VWR Scientific     VWR Scientific                  360
                   VWR Scientific       Barnstead               Cimarec 2/S46725
                   VWR Scientific       Barnstead               Cimarec 2/S46725
                   VWR Scientific       Barnstead               Cimarec 2/S46725
                   VWR Scientific       Barnstead               Cimarec 2/S46725
                   VWR Scientific       Barnstead               Cimarec 2/S46725
                   VWR Scientific       Barnstead               Cimarec 2/S46725
                   VWR Scientific       Barnstead               Cimarec 2/S46725
                   VWR Scientific       Barnstead               Cimarec 2/S46725
                   VWR Scientific       Barnstead               Cimarec 2/S46725
                   VWR Scientific       Barnstead               Cimarec 2/S46725

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
============================================================================================
     DESCRIPTION           SUPPLIER          MANUFACTURER                 MODEL
                         VWR Scientific     VWR Scientific             360 Stirrer
                         VWR Scientific     VWR Scientific             360 Stirrer

                                                             Series 200 Peltier Tray Control
    Peltier Tray          Perkin-Elmer       Perkin-Elmer               Assembly
                          Perkin-Elmer       Perkin-Elmer        Series 200 Peltier Tray

Proportionning Valve         Mandel            Shimadzu                 FCV-10AL

   High Vacuum Pump     Hewlett Packard         Edwards                   E2M2
                        Hewlett Packard         Edwards                  E2M1.5
                        Hewlett Packard         Edwards                  E2M1.5
                            PE Sciex            Leybold          Trivac D10E(API 365-01)
                            PE Sciex            Leybold          Trivac D16B(API 365-01)
                            PE Sciex            Leybold          Trivac D10E(API 365-02)
                            PE Sciex            Leybold          Trivac D16B(API 365-02)
                            PE Sciex            Leybold          Trivac D10E(API 3000-01)
                            PE Sciex            Leybold          Trivac S25B(API 3000-01)
                            PE Sciex            Leybold          Trivac D10E(API 3000-02)
                            PE Sciex            Leybold          Trivac S25B(API 3000-02)
                            PE Sciex            Leybold          Trivac D10E(API 3000-03)
                            PE Sciex            Leybold          Trivac S25B(API 3000-03)
                            PE Sciex            Leybold          Trivac D10E(API 3000-04)
                            PE Sciex            Leybold          Trivac S25B(API 3000-04)
                            PE Sciex            Leybold          Trivac D10E(API 3000-O5)
                            PE Sciex            Leybold          Trivac S25B(API 3000-05)
                            PE Sciex            Leybold          Trivac D10E(API 3000-06)
                            PE Sciex            Leybold          Trivac S25B(API 3000-06)
                            PE Sciex            Leybold          Trivac D10E(API 3000-07)
                            PE Sciex            Leybold          Trivac S25B(API 3000-07)
                       Applied Biosystems       Leybold          Trivac D10E(API 3000-08)
                       Applied Biosystems       Leybold          Trivac S25B(API 3000-08)
                       Applied Biosystems       Leybold          Trivac D10E(API 3000-09)
                       Applied Blosystems       Leybold          Trivac S25B(API 3000-09)
                       Applied Biosystems       Leybold          Trivac D10E(API 3000-10)
                       Applied Biosystems       Leybold          Trivac S25B(API 3000-10)

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
=======================================================================================
    DESCRIPTION           SUPPLIER           MANUFACTURER                MODEL
                    Agilent Technologies       Edwards                   E1M18
                    Agilent Technologies       Edwards                   E1M18
                     Applied Biosystems         Varian         949-9325S006(API 3000-04)
                     Applied Biosystems         Varian         949-9325S006(API 3000-03)
                     Applied Biosystems         Varian         949-9335S001(API 3000-07)
                     Applied Biosystems         Varian            D16E (API 4000-01)
                     Applied Biosystems         Varian            D16E (API 4000-01)
                     Applied Biosystems         Varian            D16E (API 4000-02)
                     Applied Biosystems         Varian            D16E (API 4000-02)
                       Hewlett Packard         Edwards                  E2M1.5
                       Hewlett Packard         Edwards                    1.5
                       Hewlett Packard         Edwards                  E2M1.5
                           Varian              Alcatel                    N/A
                    Agilent Technologies       Edwards                  E2M1.5
                    Agiient Technologies       Edwards                  E2M1.5

Refrigerated Bath           Haake               Haake                    D8-G
                       VWR Scientific       VWR Scientific               1166

   Refrigerator             Sears              Kenmore               C675-23772-OZ
                    Super Liquida Meuble       Mc Clary               YRF1814W-R2
                             N/R                  N/R                     N/R
                             N/R                General                TAC4SNTW
                            Sears                Danby                DMR1706WE
                             N/R                 Danby               DCR080WEY-7
                    Super Liquida Meuble       Mc Clary              YRF-1817W-V1
                             N/A                 Danby                  D1707W
                    Super Liquida Meuble         Danby                  D1707W
                    Super Liquida Meuble         Danby                  D1707W
                             N/R            MKE-Industries             R1-482SC
                             N/R            MKE-Industries             Rl-482SC
                             N/R                 Haier                  BC-110
                             N/R                 G.E.                  TAC4SNYBW
                             N/R                 Danby                  D100ZM
                    Corbeil Electronique   L.G. Express cool            GR-282R
                            N/AV                 N/AV                    N/AV
                            N/AV                 N/AV                    N/AV
                            N/AV                 N/AV                    N/AV

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================================================================================
DESCRIPTION              SUPPLIER         MANUFACTURER         MODEL

                           N/AV               N/AV             N/AV
                           N/R            MKE-Industries     R1-482SC

Pressure Regulator         N/A               Purox            R-2050
                      VWR Scientific     Hewlett Packard    Avondale PA
                           N/AV               N/AV             N/AV
                           N/AV               N/AV             N/AV
                      Hewlett Packard    Hewlett Packard        491
                           N/A               Victor            N/A
                      Soudure Leclero    Hewlett Packard      CGA350
                           N/AV               N/AV             N/AV
                          Supelco          Air Products          50
                          BLB inc.           Victor          HRS-2570
                           N/AV               N/AV             N/AV
                           N/AV               N/AV             N/AV
                          Prodair            Smith            WTN.SD
                           N/AV               N/AV             N/AV
                          Supelco          Air Products         250
                           N/AV               N/AV             N/AV
                          Supelco          Air Products        1000
                          Supelco          Air Products         250
                          Supelco          Air Products         100
                          Supelco          Air Products         100
                          Supelco          Air Products         100
                          Supelco          Air Products         100
                          Supelco          Air Products         100
                          Supelco          Air Products         100
                          Supelco          Air Products         100
                          Supelco          Air Products         100
                          Supelco          Air Products         100
                          Supelco          Air Products         100
                          Supelco          Air Products         100
                          Supelco          Air Products         100
                          Supelco          Air Products         100
                          Supelco          Air Products         100
                          Supelco          Air Products         100
                          Supelco          Air Products         100

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
===================================================================================
  DESCRIPTION                 SUPPLIER                 MANUFACTURER         MODEL
                              Supelco                  Air Products          100
                              Supelco                  Air Products          100
                              Supelco                  Air Products          100
                              Supelco                  Air Products          100
                              Supelco                  Air Products          100
                              Supelco                  Air Products          100
                              Supelco                  Air Products          100
                              Supelco                  Air Products          100
                              Supelco                  Air Products          100
                              Supelco                  Air Products          100
                              Supelco                  Air Products          100
                              Supelco                  Air Products          100
                              Supelco                  Air Products          100
                              Supelco                  Air Products          100
                              Supelco                  Air Products          100
                              Supelco                  Air Products          100
                              Supelco                  Air Products          100
                              Supelco                  Air Products          100
                              Supelco                  Air Products          100
                              Supelco                  Air Products          100
                              Supelco                  Air Products          100
                              Supelco                  Air Products          100
                              Supelco                  Air Products          100
                   Chromatographic Specialities   Scott Speciality Gases   5118B580
                   Chromatographic Specialities   Scott Speciality Gases   5110B580
                   Chromatographic Specialities   Scott Speciality Gases   5118B580
                   Chromatographic Specialities   Scott Speciality Gases   5118B580
                   Chromatographic Specialities   Scott Speciality Gases   5118B580
                   Chromatographic Specialities   Scott Speciality Gases   5118A580
                   Chromatographic Specialities   Scott Speciality Gases   5118C580
                              Supelco                  Air Products          100
                              Supelco                  Air Products          100
                              Supelco                  Air Products          100
                              Supelco                  Air Products          100
                              Supelco                  Air Products          100
                              Supelco                  Air Products          100

Pipette Repeater          VWR Scientific                 Eppendorf          4780

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
===================================================================================
      DESCRIPTION                 SUPPLIER          MANUFACTURER         MODEL
                                    N/AV               N/AV               N/AV
                                    N/AV               N/AV               N/AV
                               VWR Scientific        Eppendorf            4780
                               VWR Scientific        Eppendorf            4780
                               VWR Scientific        Eppendorf            4780
                               VWR Scientific        Eppendorf            4780
                               VWR Scientific        Eppendorf            4780
                               VWR Scientific        Eppendorf            4780
                               VWR Scientific        Eppendorf        Repeater Plus
                               VWR Scientific        Eppendorf        Repeater Plus
                               VWR Scientific        Eppendorf            4780
                               VWR Scientific        Eppendorf        Repeater Plus
                               VWR Scientific        Eppendorf        Repeater Plus
                               VWR Scientific        Eppendorf        Repeater Plus
                               VWR Scientific        Eppendorf        Repeater Plus
                               VWR Scientific        Eppendorf        Repeater Plus
                               VWR Scientific        Eppendorf        Repeater Plus
                               VWR Scientific        Eppendorf            4780
                               VWR Scientific        Eppendorf            4780
                               VWR Scientific        Eppendorf        Repeater Plus
                               VWR Scientific        Eppendorf        Repeater Plus
                               VWR Scientific        Eppendorf        Repeater Plus
                               VWR Scientific        Eppendorf        Repeater Plus
                               VWR Scientific        Eppendorf        Repeater Plus
                               VWR Scientific        Eppendorf        Repeater Plus
                               VWR Scientific        Eppendorf        Repeater Plus
                               VWR Scientific        Eppendorf        Repeater Plus
                               VWR Scientific        Eppendorf        Repeater Plus
                               VWR Scientific        Eppendorf        Repeater Plus

Reverse osmosis/tank system
      (Ropure ST)              VWR Scientific   Barnstead/Termolyne       D6311

Module control relay switch       Pacakrd            Black Box           SWI030A
                                  Pacakrd            Black Box           SWI031A
                                  Pacakrd            Black Box           SWI031A

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================================================================================
      DESCRIPTION                SUPPLIER         MANUFACTURER       MODEL

    Safety Cabinet             VWR Scientific       Eagle MFG        BEI-30
                               VWR Scientific       Eagle MFG        1962

System Controller Module         Man-Tech           Shimadzu        SCL-10A
                                 Man-Tech           Shimadzu        SCL-10A
                                 Man-Tech           Shimadzu        SCL-10A
                                 Man-Tech           Shimadzu        SCL-10A
                                 Man-Tech           Shimadzu        SCL-10A
                                 Man-Tech           Shimadzu        SCL-10A
                                 Man-Tech           Shimadzu       SCL-10Avp
                                 Man-Tech           Shimadzu       SCL-10Avp
                                 Man-Tech           Shimadzu       SCL-10Avp
                                 Man-Tech           Shimadzu       SCL-10Avp
                                 Man-Tech           Shimadzu       SCL-10Avp
                                 Man-Tech           Shimadzu       SCL-10Avp
                                 Man-Tech           Shimadzu       SCL-10Avp
                                 Man-Tech           Shimadzu       SCL-10Avp
                                 Man-Tech           Shimadzu       SCL-10Avp
                                 Man-Tech           Shimadzu       SCL-10Avp
                                 Man-Tech           Shimadzu       SCL-10Avp
                                 Man-Tech           Shimadzu       SCL-10Avp
                                 Man-Tech           Shimadzu       SCL-10Avp
                                 Man-Tech           Shimadzu       SCL-10Avp
                                 Man-Tech           Shimadzu       SCL-10Avp
                                 Man-Tech           Shimadzu       SCL-10Avp
                                 Man-Tech           Shimadzu       SCL-10Avp
                                 Man-Tech           Shimadzu       SCL-10Avp

Solvent Delivery Module            N/R                 N/R            N/R
                                   N/R                 N/R            N/R
                                   N/R                 N/R            N/R
                                   N/R                 N/R            N/R
                                 Man-Tech           Shimadzu       LC-10AD
                                 Man-Tech           Shimadzu       LC-10AD

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================================================================================
DESCRIPTION         SUPPLIER            MANUFACTURER           MODEL

                    Man-Tech             Shimadzu            LC-10AD
                    Man-Tech             Shimadzu            LC-10AD
                    Man-Tech             Shimadzu            LC-10AD
                    Man-Tech             Shimadzu            LC-10AD
                    Man-Tech             Shimadzu            LC-10AD
                     Dionex               Dionex              GP40
                      N/AV                 N/AV               N/AV
                    Man-Tech             Shimadzu             LC-10AD
                    Man-Tech             Shimadzu            LC-10ADvp
                    Man-Tech             Shimadzu            LC-10ADvp
                    Man-Tech             Shimadzu            LC-10ADvp
                    Man-Tech             Shimadzu            LC-10ADvp
                      N/A            Harvard Apparatus        55-1111
                 Hewlett Packard      Hewlett Packard    Series 1100 G1311A
                      N/A              Kd Scientific            100
                    Man-Tech             Shimadzu            LC-10ADvp
                    Man-Tech             Shimadzu            LC-10ADvp
                 Hewlett Packard      Hewlett Packard    Series 1100 G1311A
                 Hewlett Packard      Hewlett Packard    Series 1100 G1311A
                 Hewlett Packard      Hewlett Packard    Series 1100 G1311A
                 Hewlett Packard      Hewlett Packard    Series 1100 G1311A
                 Hewlett Packard      Hewlett Packard    Series 1100 G1311A
                    Man-Tech             Shimadzu            LC-10ADvp
                    Man-Tech             Shimadzu            LC-10ADvp
                    Man-Tech             Shimadzu            LC-10ADvp
                    Man-Tech             Shimadzu            LC-10ADvp
              Agilent Technologies    Hewlett Packard    Series 1100 G1311A
              Agilent Technologies    Hewlett Packard    Series 1100 G1311A
                    Man-Tech             Shimadzu            LC-10ADvp
                    Man-Tech             Shimadzu            LC-10ADvp
                    Man-Tech             Shimadzu            LC-10ADvp
                    Man-Tech             Shimadzu            LC-10ADvp
              Agilent Technologies    Hewlett Packard    Series 1100 G1311A
              Agilent Technologies    Hewlett Packard    Series 1100 G1311A
              Agilent Technologies    Hewlett Packard    Series 1100 G1311A
              Agilent Technologies    Hewlett Packard    Series 1100 G1311A
              Agilent Technologies    Hewlett Packard    Series 1100 G1311A
              Agilent Technologies    Hewlett Packard    Series 1100 G1311A

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
================================================================================================
   DESCRIPTION                  SUPPLIER                MANUFACTURER              MODEL
                           Agilent Technologies       Hewlett Packard      Series 1100 G1311A
                           Agilent Technologies       Hewlett Packard      Series 1100 G1311A
                           Agilent Technologies       Hewlett Packard      Series 1100 G1311A
                                 Man-Tech                 Shimadzu              LC-10ADvp
                                 Man-Tech                 Shimadzu              LC-10ADvp
                            Fisher Scientific          Kd Scientific               100
                                 Man-Tech                 Shimadzu              LC-10ADvp
                                 Man-Tech                 Shimadzu              LC-10ADvp
                            Fisher Scientific          Kd Scientific               100
                            Fisher Scientific          Kd Scientific               100

   Seal Vacuum                    Sears                   Decosonic              KIC 828

Reciprocating Shaker          VWR Scientific               Eberbach                6000
                              VWR Scientific          IKA Labortechnik        HS501Digital
                              VWR Scientific          IKA Labortechnik        HS501Digital

   Shaker Bath                VWR Scientific          Forma Scientific            2568

   Sodium lamp                Luminaires ABC               Philips               86051-0
                              Luminaires ABC               Philips               86051-0
                              Luminaires ABC               Philips               86051-0

   Steam Washer               VWR Scientific              Labconco        4403 (Steam Scrubber)
                              VWR Scientific              Labconco       4420300(Flask Scrubber)

 Switching Valve                 Supelco                  Rheodyne               LabPro
                       Chromatographic Specialities         VICI                EMTMA-CE
                       Chromatographic Specialities         VICI                EMTCA-CE
                                 Packard                Omnifit LTD               11101

  Syringe Pump                    Mandel                 Shimadzu                 N/Ap
                                  Mandel                 Shimadzu                 N/Ap
                                  Mandel                 Shimadzu                 N/Ap
                                  Mandel                 Shimadzu                 N/Ap
                                  Mandel                 Shimadzu                 N/Ap
                                  Mandel                 Shimadzu                 N/Ap

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
==============================================================================================
DESCRIPTION                    SUPPLIER                 MANUFACTURER              MODEL
                                Mandel                    Shimadzu              SIL-10Axl
                                Mandel                    Shimadzu              SIL-10Axl
                                Mandel                    Shimadzu              SIL-10Axl
                                Mandel                    Shimadzu               SIL-10A
                                Mandel                    Shimadzu               SIL-10A
                                Mandel                    Shimadzu               SIL-10A
                                 N/AV                       N/AV                   N/AV
                                Mandel                     Gilson                  402
                                Mandel                     Gilson                  402
                                Mandel                     Gilson                  402
                                Mandel                     Gilson                  402
                                Mandel                     Gilson                  402
                               Man-Tech                   Shimadzu               SIL-10A
                               Man-Tech                   Shimadzu               SIL-10A
                               Man-Tech                   Shimadzu               SIL-10A
                               Man-Tech                   Shimadzu               SIL-10A
                               Man-Tech                   Shimadzu               SIL-10A
                               Man-Tech                   Shimadzu               SIL-10A
                               Man-Tech                   Shimadzu               SIL-10A
                               Man-Tech                   Shimadzu               SIL-10A
                               Man-Tech                   Shimadzu               SIL-10A
                               Man-Tech                   Shimadzu               SIL-10A
                               Man-Tech                   Shimadzu               SIL-10A
                               Man-Tech                   Shimadzu               SIL-10A

Tachometer                  VWR Scientific             VWR Scientific           20904-011

Thermometer                 VWR Scientific             VWR Scientific           61054-546
                            VWR Scientific             VWR Scientific           61054-546
                            VWR Scientific             VWR Scientific           61054-546
                            VWR Scientific             VWR Scientific           61054-546
                            VWR Scientific             VWR Scientific           61019-206
                            VWR Scientific             VWR Scientific           61019-206
                            VWR Scientific             VWR Scientific              N/A
                            VWR Scientific             VWR Scientific           61054-546
                            VWR Scientific             VWR Scientific           61222-500
                            VWR Scientific             VWR Scientific           61222-500
                            VWR Scientific             VWR Scientific           61222-500

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
==================================================================================================
DESCRIPTION                  SUPPLIER                    MANUFACTURER             MODEL
                           VWR Scientific               VWR Scientific           61222-500
                           VWR Scientific               VWR Scientific           61054-540
                           VWR Scientific               VWR Scientific           61054-540
                           VWR Scientific               VWR Scientific           61054-540
                           VWR Scientific               VWR Scientific           61054-540
                           VWR Scientific               VWR Scientific           61054-540
                           VWR Scientific               VWR Scientific           61054-540
                           VWR Scientific               VWR Scientific           61054-542
                           VWR Scientific               VWR Scientific           61054-542
                           VWR Scientific               VWR Scientific           61054-542
                           VWR Scientific               VWR Scientific           61054-542
                           VWR Scientific               VWR Scientific           61054-546
                           VWR Scientific               VWR Scientific           61054-546
                           VWR Scientific               VWR Scientific           61054-546
                           VWR Scientific               VWR Scientific           61054-546
                           VWR Scientific               VWR Scientific           61054-546
                           VWR Scientific               VWR Scientific           61054-546
                           VWR Scientific               VWR Scientific           61054-546
                           VWR Scientific               VWR Scientific           61054-546
                           VWR Scientific               VWR Scientific           61054-546
                                N/AV                         N/AV                   N/AV
                           VWR Scientific               VWR Scientific           61054-546
                           VWR Scientific               VWR Scientific           61054-546
                           VWR Scientific               VWR Scientific           61054-546
                           VWR Scientific               VWR Scientific           61054-546
                          Fisher Scientific           Fisher Scientific   Fisher Brand 14-983-17A
                           VWR Scientific               VWR Scientific              N/A
                           VWR Scientific               VWR Scientific              N/A
                                N/A                        Spartan                  N/A
                           VWR Scientific               VWR Scientific           61054-546
                           VWR Scientific               VWR Scientific           61054-542
                           VWR Scientific               VWR Scientific           61054-540
                           VWR Scientific               VWR Scientific           61054-542
                           VWR Scientific               VWR Scientific           61054-540
                           VWR Scientific               VWR Scientific           61054-542
                           VWR Scientific               VWR Scientific           61054-542
                           VWR Scientific               VWR Scientific           61054-542
                           VWR Scientific               VWR Scientific           61054-546

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================================================================================
DESCRIPTION               SUPPLIER              MANUFACTURER            MODEL

                       VWR Scientific          VWR Scientific         61054-546
                       VWR Scientific          VWR Scientific         61054-546
                       VWR Scientific          VWR Scientific         61054-546
                       VWR Scientific          VWR Scientific         61054-546
                       VWR Scientific          VWR Scientific            N/R
                       VWR Scientific          VWR Scientific         61054-540
                       VWR Scientific          VWR Scientific         61054-540
                       VWR Scientific          VWR Scientific         61054-540
                       VWR Scientific          VWR Scientific         61054-540
                       VWR Scientific          VWR Scientific         61054-540
                       VWR Scientific          VWR Scientific         61054-542
                       VWR Scientific          VWR Scientific         61054-540
                       VWR Scientific          VWR Scientific         61054-546
                       VWR Scientific          VWR Scientific         61054-546
                       VWR Scientific          VWR Scientific         61054-546
                       VWR Scientific          VWR Scientific         61054-546
                       VWR Scientific          VWR Scientific         61054-546
                       VWR Scientific          VWR Scientific         61054-546
                       VWR Scientific          VWR Scientific         61054-546
                       VWR Scientific          VWR Scientific         61054-546
                       VWR Scientific          VWR Scientific         61054-540
                       VWR Scientific          VWR Scientific         61054-540
                       VWR Scientific          VWR Scientific         61054-540
                       VWR Scientific          VWR Scientific         61054-540
                       VWR Scientific          VWR Scientific         61054-540
                       VWR Scientific          VWR Scientific         61054-540
                       VWR Scientific          VWR Scientific         61054-540
                       VWR Scientific          VWR Scientific         61054-540
                       VWR Scientific          VWR Scientific         61054-540
                       VWR Scientific          VWR Scientific         61054-540
                       VWR Scientific          VWR Scientific         61054-540
                       VWR Scientific          VWR Scientific         61054-546
                       VWR Scientific          VWR Scientific         61054-540
                       VWR Scientific          VWR Scientific         61054-540
                       VWR Scientific          VWR Scientific         61054-540
                       VWR Scientific          VWR Scientific         61054-540
                       VWR Scientific          VWR Scientific         61054-540
                       VWR Scientific          VWR Scientific         61054-540

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================================================================================
DESCRIPTION                 SUPPLIER             MANUFACTURER           MODEL

                         VWR Scientific         VWR Scientific       61054-540
                         VWR Scientific         VWR Scientific       61054-540
                         VWR Scientific         VWR Scientific       61054-540
                         VWR Scientific         VWR Scientific       61054-546
                         VWR Scientific         VWR Scientific       61054-546
                         VWR Scientific         VWR Scientific       61054-546
                         VWR Scientific         VWR Scientific       61054-546
                         VWR Scientific         VWR Scientific       61054-546
                         VWR Scientific         VWR Scientific       61054-546
                         VWR Scientific         VWR Scientific       61054-546
                         VWR Scientific         VWR Scientific       61054-546
                         VWR Scientific         VWR Scientific       61054-546
                         VWR Scientific         VWR Scientific       61054-546
                         VWR Scientific         VWR Scientific       61054-546
                         VWR Scientific         VWR Scientific       61054-540
                         VWR Scientific         VWR Scientific       61054-546
                         VWR Scientific         VWR Scientific       61054-546
                         VWR Scientific         VWR Scientific       61054-546

Digital Thermometer     Fisher Scientific          Barnant            600-2820
                         VWR Scientific            Barnant            600-1010

Thermocouple Probe       VWR Scientific           Barnant             Type K
                         VWR Scientific           Barnant             Type K

Timer                         N/R                    N/R                N/R
                              N/R                    N/R                N/R
                         VWR Scientific         VWR Scientific          VWR
                              N/AV                   N/AV               N/AV
                              N/AV                   N/AV               N/AV
                              N/AV                   N/AV               N/AV
                            Fisher                  Fisher           14-649-15
                         VWR Scientific         VWR Scientific          VWR
                              N/AV                    N/AV              N/AV
                         VWR Scientific         VWR Scientific          VWR
                         VWR Scientific         VWR Scientific          VWR

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=========================================================================
  DESCRIPTION            SUPPLIER             MANUFACTURER          MODEL

                          N/AV                    N/AV               N/AV
                          N/AV                    N/AV               N/AV
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          N/A
                          N/AV                     N/AV              N/AV
                      VWR Scientific         VWR Scientific          N/A
                      VWR Scientific         VWR Scientific          N/A
                          N/AV                     N/AV              N/AV
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          VWR
                      VWR Scientific         VWR Scientific          VWR

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
=====================================================================================
  DESCRIPTION               SUPPLIER         MANUFACTURER             MODEL
                         VWR Scientific     VWR Scientific             VWR
                         VWR Scientific     VWR Scientific             VWR
                         VWR Scientific     VWR Scientific             VWR
                         VWR Scientific     VWR Scientific             VWR
                         VWR Scientific     VWR Scientific             VWR
                         VWR Scientific     VWR Scientific             VWR
                         VWR Scientific     VWR Scientific             VWR
                         VWR Scientific     VWR Scientific             VWR
                         VWR Scientific     VWR Scientific             VWR
                         VWR Scientific     VWR Scientific             VWR
                         VWR Scientific     VWR Scientific             VWR
                         VWR Scientific     VWR Scientific             VWR
                         VWR Scientific     VWR Scientific             VWR
                         VWR Scientific     VWR Scientific             VWR
                         VWR Scientific     VWR Scientific             VWR
                         VWR Scientific     VWR Scientific             VWR
                         VWR Scientific     VWR Scientific             VWR
                         VWR Scientific     VWR Scientific             VWR
                         VWR Scientific     VWR Scientific             VWR
                         VWR Scientific     VWR Scientific             VWR
                         VWR Scientific     VWR Scientific             VWR
                         VWR Scientific     VWR Scientific             VWR
                         VWR Scientific     VWR Scientific             VWR
                         VWR Scientific     VWR Scientific             VWR
                         VWR Scientific     VWR Scientific             VWR
                         VWR Scientific     VWR Scientific             VWR
                         VWR Scientific     VWR Scientific             VWR
                         VWR Scientific     VWR Scientific             VWR
                         VWR Scientific     VWR Scientific             VWR

Temperature Sensor       Sensitech inc.     Sensitech inc.     TempTale D D6200-03
                         Sensitech inc.     Sensitech inc.     TempTale D D6200-03
                         Sensitech inc.     Sensitech inc.     TempTale D D6200-03
                         Sensitech inc.     Sensitech inc.     TempTale D D6200-03

Turbo Source Housing   Applied Biosystems      PE Sciex      API 4000 (LC/MS 4000-01)

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
=============================================================================================
  DESCRIPTION                      SUPPLIER          MANUFACTURER             MODEL
                               Applied Biosystems     PE Sciex       API 4000 (LC/MS 4000-02)

Temperature Sensor Interface     Sensitech inc.     Interface Plus         T17-0016030

    Thyac V Survey Meter         Victoreen LLC      Victoreen LLC              190

    Thyac V Survey Probe         Victoreen LLC      Victoreen LLC            489-50

      Ultrasonic Bath           VWR Scientific      VWR Scientific        Branson 2200
                                VWR Scientific      VWR Scientific       Aquasonic 150T

                                                                            UDB-63100-
         UPS System                 Liebert            Liebert           C25RT04(100kVA,80kW)

  Vacuum Manifolds for SPE        Dr. Plastic        Dr. Plastic               60
                                  Dr. Plastic        Dr. Plastic               80
                                  Dr. Plastic        Dr. Plastic               30
                                  Dr. Plastic        Dr. Plastic              108
                                  Dr. Plastic        Dr. Plastic              120
                                  Dr. Plastic        Dr. Plastic              120
                                  Dr. Plastic        Dr. Plastic              120
                                  Dr. Plastic        Dr. Plastic              120
                                  Dr. Plastic        Dr. Plastic              120
                                  Dr. Plastic        Dr. Plastic              120

         Vacuum Pump               Fisher                Gast           0522-V4B-G180DX
                                   Fisher                 GE              5KH33GN293X
                                   Fisher               Fisher                N/A
                                VWR Scientific           Gast              DOA-P104-AA
                                VWR Scientific           Gast              DOA-P104-AA
                                VWR Scientific          Welch             GEM1.0 8890A
                                VWR Scientific           Gast              DOA-P104-AA
                                VWR Scientific           Gast              DOA-P104-AA
                                VWR Scientific           Gast              DOA-P104-AA

                                                                Page of 35 of 37
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=============================================================================

   DESCRIPTION        SUPPLIER         MANUFACTURER            MODEL

                   VWR Scientific          Gast             DOA-P104-AA
                   VWR Scientific          Gast             DOA-P104-AA
                   VWR Scientific          Gast             DOA-P104-AA

Valve box module      Packard            Packard             760 16 78

   Velometer       VWR Scientific   ALNOR ATSI Company          8100

     Vortex        VWR Scientific          ASP            S/P Vortex Mixer
                   VWR Scientific     Scientific Ind.         G-560
                   VWR Scientific          ASP            S/P Vortex Mixer
                   VWR Scientific     Scientific Ind.         G-560
                   VWR Scientific     Scientific Ind.         G-560
                   VWR Scientific          ASP            S/P Vortex Mixer
                   VWR Scientific         Baxter          S/P Vortex Mixer
                   VWR Scientific     Scientific Ind.       Vortex Genie 2
                   VWR Scientific     Scientific Ind.       Vortex Genie 2
                   VWR Scientific       Thermolyne           37600 Mixer
                   VWR Scientific     Scientific Ind.          G-560
                   VWR Scientific     Scientific Ind.          G-560
                   VWR Scientific     Scientific Ind.          G-560
                   VWR Scientific     Scientific Ind.          G-560
                   VWR Scientific     VWR Scientific       Vortex Genie 2
                   VWR Scientific     VWR Scientific       Vortex Genie 2
                   VWR Scientific     VWR Scientific       Vortex Genie 2
                   VWR Scientific     VWR Scientific       Vortex Genie 3
                   VWR Scientific     VWR Scientific       Vortex Genie 2
                   VWR Scientific     VWR Scientific       Vortex Genie 2
                   VWR Scientific     VWR Scientific       Vortex Genie 2
                   VWR Scientific     VWR Scientific       Vortex Genie 2
                   VWR Scientific     VWR Scientific       Vortex Genie 2
                   VWR Scientific     VWR Scientific     Mini Vortexer 945200
                   VWR Scientific     VWR Scientific     Mini Vortexer 945200
                   VWR Scientific     VWR Scientific     Mini Vortexer 945200
                   VWR Scientific     VWR Scientific     Mini Vortexer 945200
                   VWR Scientific     VWR Scientific     Mini Vortexer 945200
                   VWR Scientific     VWR Scientific        Vortex Genie 2
                   VWR Scientific     VWR Scientific        Vortex Genie 2

                                                                   Page 36 of 37
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========================================================================
  DESCRIPTION        SUPPLIER       MANUFACTURER           MODEL

                  VWR Scientific   VWR Scientific   Mini Vortexer 945300
                  VWR Scientific   VWR Scientific   Mini Vortexer 945300
                  VWR Scientific   VWR Scientific      Vortex Genie 2
========================================================================

             Anapharm Inc.
             Fixed assets
             Finances division
             For the period of February 1st, 2001 to January 31, 2002

Date          Supplier                     Description
Hardware:

 13/03/2001   INFO EBR F-022833            (1) Serveur Proliant DL 580R -Terminal Serveur
 29/04/2001   INFO EBR F-023947            (1) Serveur comptabilite Compaq ML-570

Software:

 22/02/2001   GROUPE CONSEIL LVMB F-6759   Modules Dynamics pour SQL

                     Logiciels de la division Bioanalytique        Schedule 4.48

-----------------------------------------------------------------------
                                                       COUT DE MAINTIEN
LOGICIEL           FOURNISSEUR          COUT D'AOHAT   ANNUEL
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Analyst            Applied Biosystems            N/A                N/A
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Millenium          Waters                $133,900.00         $10,200.00
-----------------------------------------------------------------------

-----------------------------------------------------------------------
ChemStation GCMS   Agilent                $13,000.00                N/A
-----------------------------------------------------------------------
ChemStation LCMS   Agilent                $17,000.00                N/A
-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------
Ria Smart          Canberra Packard              N/A                N/A
-----------------------------------------------------------------------

-----------------------------------------------------------------------
LIMS               Innaphase             $426,000.00         $75,000.00
-----------------------------------------------------------------------
In US funds
-----------------------------------------------------------------------

                                  SCHEDULE 4.49

                                  BANK ACCOUNTS

See document attached hereto for a complete list of the bank accounts of the Company.

The persons authorized to draw on or have access to the Company's bank accounts are:

-     [*];

-     Marc LeBel ;

-     [*];

-     [*];

-     [*].

[*] Confidential portions omitted and filed separately with the Commission.

                                  SCHEDULE 4.50

                               POWERS OF ATTORNEY

None.

                                  SCHEDULE 4.53

                                     TRIALS

None.

                                  SCHEDULE 7.6

                               INVESTMENT LETTERS

See document attached hereto.

                                  March    ,2002
                                       ---

SFBC International, Inc.
11190 Biscayne Boulevard
Miami, Florida 33181

Attention: Arnold Hantman, Chief Executive Officer

       Re:  SFBC International, Inc./Stock Transfer

Dear Sirs:

     This will confirm my representation to you and my agreement with you in connection with my acquisition of shares (the "Shares") of the common stock of SFBC International, Inc. (the "Company"), a Delaware corporation as part of the purchase price for my sale of shares of Anapharm Inc. to a wholly-owned subsidiary of the Company.

     1. Prior to my acquisition of these Shares, I have reviewed the operations of the Company and in this connection the Company offered me access to the same information concerning it which would be contained in a prospectus meeting the requirements of Section 10 to the Securities Act of 1933 ("Securities Act"). In connection therewith, I furnished you with information, upon which you have relied, in support of my advice to you that I am a substantial investor and able to bear the risk of the loss of my entire investment. In addition, I have the knowledge and experience in business matters so that I am capable of evaluating the merits and risks involved with my acquisition of the Shares. Alternatively, in making such acquisition I relied upon the advice of
                                                      --------------------------
          as to the appropriateness of such investment and such person has the
---------
knowledge and experience in business matters so as to be capable of evaluating the merits and risks involved with the acquisition of the Shares.

     2. I have acquired the Shares for my own account. You have advised me that the transfer of the Shares to me will not be registered under the Securities Act, and that in not registering the Shares you have relied upon my representations to you set forth in this letter. The Shares were acquired by me for my own account for investment and not with a view to, or for resale in connection with, the distribution thereof. I have no present intention of reselling or distributing them after any period of time. I do not have any contract, undertaking, agreement or arrangement with any person to sell or transfer to such persons or to any third person any of the Shares. My acquisition of the Shares for investment is consistent with my financial needs.

     3. I shall make no disposition at any time of any of the Shares in contravention of the provisions of the Securities Act or rules thereunder.

     4. I shall make no disposition of any of the Shares unless and until (i) notice of the proposed disposition shall have been given to the Company and (ii) the Company shall have received the written opinion of its counsel to the effect that (a) the proposed disposition will not be in contravention of any of the registration provisions of the Securities Act or (b) appropriate action necessary for compliance with the registration provisions of the Securities Act has been taken.

     5. I hereby authorize the Company to imprint an appropriate restrictive legend on the certificates representing the Shares acquired by me.

     6. I acknowledge receipt of the following documents relating to the
Company:

          a. Form 1OKSB for the year ended December 31, 2001;

          b. Form 1OQSB for the quarters ended March 31, 2001, June 30, 2001 and September 30,2001;

          c. Final Prospectus dated December 13,2001;

          d. Form 8-K dated August 20, 2001, August 29, 2001 and November 16, 2001.

Dated: March   , 2002                      Very truly yours,
            ---


                                           -------------------------------------
                                           Print Name
                                           Address:

                                           -------------------------------------

                                           -------------------------------------

                                  SCHEDULE 7.7

                         OPINION OF COUNSEL OF VENDORS

To be delivered at Closing

                                 SCHEDULE 7.13

                               EMPLOYMENT CONTRACT

See documents attached hereto.

                              EMPLOYMENT AGREEMENT

This EMPLOYMENT AGREEMENT (the "Agreement") entered into as of this ___ day of ____________, 2002, between Anapharm Inc., a Quebec company (the "Company") and
____________________ (the "Employee").

     WHEREAS, in its business, the Company has acquired and developed certain trade secrets, including but not limited to proprietary processes, sales methods and techniques, and other like confidential business and technical information including but not limited to technical information, design systems, methods of recruiting subjects, pricing methods, pricing rates or discounts, process, procedure, formula, design of computer software or improvement of any portion or phase thereof, whether patented or not, that is of any value whatsoever to the Company, as well as certain unpatented information relating to the Company's Services (as herein defined), information concerning proposed new Services, market feasibility studies, proposed or existing marketing techniques or plans (whether developed or produced by the Company or by any other entity for the Company), other Confidential Information (as herein defined) and information about the Company's employees, officers, and directors, which necessarily will be communicated to the Employee by reason of Employee's employment by the Company; and

     WHEREAS, the Company has strong and legitimate business interests in preserving and protecting its investment in the Employee, its trade secrets and Confidential Information, and its substantial relationships with suppliers, and Customers (as herein defined) actual and prospective; and

     WHEREAS, the Company desires to preserve and protect its legitimate business interests further by restricting competitive activities of the Employee during the term of employment and following (for a reasonable time) termination of employment for any reason; and

     WHEREAS, the Company desires to employ the Employee and to ensure the continued availability to the Company of the Employee's services, and the Employee is willing to accept such employment and render such services, all upon and subject to the terms and conditions contained in this Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth in this Agreement, and intending to be legally bound, the Company and the Employee agree as follows:

     1. Representations and Warranties. The Employee hereby represents and
        ------------------------------
warrants to the Company that Employee (i) is not subject to any written nonsolicitation or noncompetition agreement affecting Employee's employment with the Company (other than any prior agreement with the Company), (ii) is not subject to any written confidentiality or nonuse/nondisclosure agreement affecting Employee's employment with the Company (other than any prior agreement with the Company), and (iii) has brought to the Company no trade secrets, confidential business information, documents, or other personal property of a prior employer or any other person.

     2. Term of Employment. The Company hereby employs the Employee, and the
        ------------------
Employee hereby accepts employment with the Company for an initial __________ year period commencing on the date of this Agreement (the "Initial Term"), and this Agreement will automatically renew thereafter, from year to year, for additional one (1) year periods, on the same terms and conditions as those set forth herein, unless a party provides notice of termination to the other party no later than thirty (30)days prior to the expiration of such Initial Term or one
(1) year renewal period, as the case may be, the whole subject to termination as set forth herein (collectively, the "Term").

     3. Board Membership. The Employee hereby agrees to serve as a member of the
        ----------------
Company's Board of Directors for the term of this Agreement or until otherwise determined by Parent.

     4. Duties
        ------

          (a) General Duties. The Employee shall serve as _________________ of the Company, with duties and responsibilities that are customary for such position. The Employee shall report directly to the Company's _________________ or as otherwise directed by the Company's board of directors. The Employee shall use Employee's best efforts to perform Employee's duties and discharge Employee's responsibilities pursuant to this Agreement competently, carefully and faithfully.

          (b) Devotion of Time. The Employee shall devote all of Employee's
              ----------------
time, attention and energies during normal business hours to the business of the Company. During the Term, the Employee shall not enter the employ of or serve as a consultant to, or in any way perform any services with or without compensation to, any other persons, business or organization without the prior written consent of the board of directors of the Company.

          (c) Adherence to Inside Information Policies. The Employee
              ----------------------------------------
acknowledges that the Company's indirect parent, SFBC International, Inc. (the "Parent") is publicly-held and, as a result, has implemented inside information policies designed to preclude its employees and those of its subsidiaries from violating the applicable securities laws by trading on material, non-public information or passing such information on to others in breach of any duty owed to the Company, the Parent, or any third party. The Employee shall promptly execute any agreements generally distributed by the Company or the Parent to its employees requiring such employees to abide by its inside information policies. Parent shall provide copy of the inside information policies.

     5. Compensation and Expenses.
       --------------------------

          (a) Salary. For the services of the Employee to be rendered under this
              ------
Agreement, the Company shall pay the Employee an annual gross salary of ____________ Canadian Dollars ($____________)(the "Base Salary")during the Term, payable in accordance with the Company's normal payroll practices and subject to applicable deductions at source required by law or the Company's ordinary course payroll practices. The Base Salary shall be increased as and when the Company meets targeted financial results, subject to approval of the Board of Directors.

          (b) Expenses. In addition to any compensation received pursuant to
              --------
Section 5(a) the Company shall reimburse funds to the Employee for all reasonable travel, entertainment and miscellaneous expenses incurred in connection with the performance of Employee's duties under this Agreement and provided that the Employee properly provides a written accounting of such expenses to the Company in accordance with the Company's then current practices. Such reimbursement shall be made in accordance with policies and procedures of the Company in effect from time to time relating to reimbursement of Employees.

          6. Benefits. All benefits are, subject to Sections 7 and 8, available
             --------
to Employee for the full Term of this Agreement.

          (a) Vacation. During the first year of employment, the Employee shall
              --------
be entitled to ____ days of vacation, and to any additional number of days as specified by the Company in its sole discretion or based on any applicable requirements of law, in each instance without loss of compensation or other benefits to which Employee is entitled under this Agreement, to be taken at such times as the Employee may select and the affairs of the Company may permit.

          (b) Employee Benefit Programs. The Employee is entitled to participate
              -------------------------
in any pension, retirement savings plan, insurance or other employee benefit plan that is maintained by the Company for its executive officer employees, including programs of life, disability and medical insurance and reimbursement of membership fees in professional organizations.

          (c) Bonus. The parties agree that the Employee shall be entitled to a
              -----
bonus determined in accordance with sales targets and bonus rates and amounts set forth in Schedule A hereto.

          (d) Stock Options. The Parent shall grant the Employee _____ 10-year
              -------------
stock options, all of which shall be subject to the terms of the Parent's Second Amended and Restated 1999 Stock Option Plan. Subject to any applicable requirements of law, such options will be exercisable at the closing price of the Parent's common stock on the Nasdaq Stock Market on the last trading day prior to the execution of this Agreement, and shall vest over a three year term each June 30 and December 31 in equal increments of _____ options commencing on December 31, 2002, subject to continued employment at each applicable vesting date. All options shall be subject to execution of the Parent's then standard stock option agreement. Except in the event of Employee's termination of employment by the Company without Cause or in the event of non-renewal of this Agreement by the Company pursuant to Section 2 hereof, all unvested options expire at the Termination Date. In the event of the termination by the Company of Employee's employment without Cause, the vesting of those unvested options that would have vested during the Severance Period (herein defined) shall be accelerated and shall vest as of the Termination Date. In addition, as and when Parent has in place an executive stock option plan Employee shall have the right, subject to Board approval, to participate in that plan. All vested options (including those accelerated as provided above) must be exercised within three months of Employee's termination of employment (whatever the reason), failing which they expire. In the event of the non-renewal of this Agreement by the Company pursuant to Section 2 hereof, the Employee's options shall continue to vest in the ordinary course throughout the Severance Period, but subject to the earlier termination thereof in accordance with Sections 8(c) and 8(f) below.

          (e) Automobile. The Company shall provide the Employee with an
              ----------
automobile of a category and model in relation with his position with the Company, to be leased by the Company at a cost (excluding taxes) of at least $________ per month, and the Company shall pay all reasonable costs, including respecting licenses, insurances and maintenance, relating to the normal operation of such automobile.

     7. Termination.
        -----------

          (a) Notwithstanding anything contained herein to the contrary, it is agreed that the Employee's employment hereunder may be terminated with or without Cause (as defined below) at any time during the Term of the present Agreement and without any recourse, claim or cause of action by either party against the other with respect to such termination: (i) by the Company at any time, by giving to the Employee written notice of termination (the date of such notice being herein called the "Notice Date"), which notice shall set forth the date upon which the Employee's employment shall terminate as determined by the Company in its sole discretion (which may be the Notice Date or any later date selected by the Company), or (ii) by the Employee at the expiration of thirty
(30) days after the giving of written notice of termination to the Company, or at the expiration of such shorter notice period as the Company in its sole discretion may require and notify the Employee following the Company's receipt of such notice from the Employee.

          (b) For the purposes of this Agreement, the term "Cause" shall include: (i) a willful failure or refusal by the Employee to perform Employee's customary duties or services for the Company, or its Affiliates (as defined in the Canada Business Corporations Act), without lawful justification; (ii) the Employee's conviction for a criminal act or other offense pursuant to the provisions of the Criminal Code of Canada or any other criminal or penal statute of any jurisdiction which the Company reasonably determines may have an adverse effect upon the reputation or goodwill of the Company, or on the performance of the Employee's duties hereunder; (iii) a breach by the Employee of, or the Employee's failure or refusal to perform, in any material respect, any of Employee's obligations under any employment agreement, employee invention and confidentiality agreement or such other material written agreement between the Employee and the Company; (iv) the Employee's violation of any published employment policy or practice of the Company provided the Employee fails to adhere to such policy/practice within a reasonable period of time, but no later than thirty (30) days, after receipt of notice; (v) gross negligence or willful misconduct or fraud by the Employee in the performance of Employee's duties,
(vi) breach by the Employee of any applicable securities laws; or (vii) any serious reason or just cause under Quebec law.

          (c) If the Employee becomes substantially incapacitated so as to be prevented from properly and continuously performing in full Employee's duties to the Company for a substantially continuous period of three (3) months or more in any consecutive twelve (12) month period, the Company will continue to pay the Employee's base salary for such three (3) month period. If the Employee is unable to return to work after such three (3) month period, the Company may, in its sole discretion, elect to terminate the Employee's employment at any time during the continuance of such incapacity by giving to the Employee written notice of termination or severance pay in lieu thereof and, if the Company gives such notice of termination or severance pay in lieu thereof, the Employee's employment with the Company shall terminate on the date set forth in such notice, without recourse by either party against the other with respect to such termination.

          (d) Upon termination of employment under paragraphs (a) or (c) above, the Employee shall have no right to compensation or reimbursement under Section 5 or to participate in any employee benefits under Section 6, except as provided for by applicable law or Section 8, for any period subsequent to the Termination Date.

          (e) Notwithstanding any termination of employment, the provisions of Sections 9 and 10 shall remain in full force and effect.

     8. Payments in the Event of Termination.
        ------------------------------------

          (a) In this Agreement, the expression "Termination Date" means (i) in the case of termination by the Company pursuant to Section 7(a)(i) or 7(c) hereof, the date of termination of the

Employee's employment set forth in the written notice of termination given by the Company pursuant to either of such sections (as the case may be); and (ii) in the case of termination by the Employee pursuant to Section 7(a)(ii) hereof, the date which is thirty (30) days following the date upon which the Employee has given notice of termination or, if the Company has required a shorter notice period, the last day of such shorter period.

          (b) In the event of termination of employment pursuant to Section 7 hereof, notwithstanding anything in this Agreement contained to the contrary, all payments and benefits to the Employee under this Agreement shall cease and terminate except that:

               (i) In the event of termination by the Employee pursuant to
          Section 7(a)(ii) hereof and in case of termination by the Company pursuant to Section 7(c) hereof or for Cause, the Employee's base salary shall be pro rated based on the number of days elapsed between the last date to which such salary was paid up to (but excluding) the Termination Date and shall be paid to the Employee up to the Termination Date;

               (ii) Subject to Sections 8(c) and 8(f)below, in the event of non-renewal of this Agreement by the Company pursuant to Section 2 hereof or if Employee's employment is terminated by the Company without Cause, the Employee will be entitled to receive an amount equal to Employee's Base Salary for twelve (12) months (such twelve
          (12) month period is herein referred to as the "Severance Period" and the said amount payable is herein referred to as the "Severance Pay") as full and final settlement of all claims, including for any employment related benefits and severance and termination pay or indemnities, against the Company or any of its Affiliates.

          (c) Payment of Severance Pay. The Severance Pay shall be paid in equal
              ------------------------
instalments over the Severance Period at the times and in accordance with the Company's customary pay periods and payroll practices as may be established or modified from time to time and shall be subject to all applicable federal, provincial and/or local payroll and withholding taxes. Notwithstanding anything to the contrary herein contained, the Severance Pay shall terminate once Employee finds "Alternative Employment" or in the event of a breach of any terms of this Agreement by Employee, including Sections 9 and 10. "Alternative Employment" means any employment(s) or other relationship(s) (such as consultant or contractor) with any other Person which in the aggregate provide Employee, directly or indirectly, with compensation equal to at least 80% of Employee's then applicable Base Salary.

          (d) Termination of Benefits. Except for any right of continuation of
              -----------------------
benefits coverage to the extent provided by the terms and conditions of the benefit programs relating to life, disability and medical insurance, by this Agreement or by applicable law, benefits shall terminate pursuant to the terms of the applicable benefit plans as of the Termination Date of the Employee's employment.

          (e) Release. Company's obligation to provide any of the amounts and
              -------
benefits hereunder shall be subject to, and conditioned upon, the Employee's execution of a full release of claims satisfactory to the Company releasing the Company, its Affiliates and their respective employees and agents from any claims arising from or related to the Employee's employment or severance from employment with the Company, including any claims arising from this Agreement

          (f) Cessation of Severance Pay and Benefits. If the Employee breaches
              ---------------------------------------
Employee's obligations under this Agreement, the Company may immediately cease payment of all severance (including Severance Pay) and benefits described in this Agreement. The cessation of these payments shall be in addition to, and not as an alternative to, any other remedies at law or in equity available to the Company, including the right to seek specific performance or an injunction.

     9. Non-Competition on Agreement.
        ----------------------------

          (a) Competition with the Company or the Parent. During the Term and
              ------------------------------------------
until the later of (i) _____ months commencing on the Termination Date (whatever the reason of the termination of employment) or (ii) the period during which the Company or Parent is paying Severance Pay to the Employee (the "Restricted Period"), the Employee, directly or indirectly or, in association with or as a stockholder, director, officer, consultant, employee, partner, joint venturer, member or otherwise of or through any person, firm, corporation, partnership, association or other entity (any of the foregoing defined as an "Affiliated Entity") shall not become employed by, lend money to, advise, become a shareholder of or otherwise become associated with any entity which competes with the Company or the Parent within the United States or the Province of Quebec. Provided, however, the foregoing provisions shall not prevent the
        --------  -------
Employee from accepting employment with an enterprise engaged in two or more lines of business, one of which is the same or similar to the Company's business (the "Prohibited Business") if the Employee's employment is totally unrelated to the Prohibited Business; provided, further, the foregoing shall not prohibit
                         --------  -------
Employee from owning up to 5% of the securities of any publicly-traded enterprise provided the Employee is not an employee, director, officer, consultant to such enterprise or otherwise reimbursed for services rendered to such enterprise. In addition, the Employee may not, directly or indirectly including through any Affiliated Entity, obtain employment with or perform services for any Customer (as herein defined) of the Company or any affiliate of a Customer during the period commencing on the Termination Date and continuing for 12 months thereafter, except by prior written approval of the Company. This section 9(a) shall not apply where the Employee is terminated without Cause, unless the Company is satisfying its obligation to pay Severance Pay under
Section 8.

          (b) Solicitation of Customers. During the Restricted Period, the
              -------------------------
Employee, directly or indirectly including through any Affiliated Entity, shall not seek Prohibited Business from any Customer (as defined below) on behalf of any enterprise or business other than the Company or any of its Affiliates, refer Prohibited Business from any Customer to any enterprise or business other than the Company or any of its Affiliates or receive commissions based on sales or otherwise relating to the Prohibited Business from any Customer, or any enterprise or business other than the Company or any of its Affiliates. For purposes of this Agreement, the term "Customer" means any person, firm, corporation, partnership, association or other entity to which the Company or any of its Affiliates, to the knowledge of the Employee, sold or provided goods or services during the 24-month period prior to the time at which any determination is required to be made as to whether any such person, firm, corporation, partnership, association or other entity is a Customer, or who or which has been approached by or who or which has, to the knowledge of the Employee, approached an employee or agent of the Company or any of its Affiliates for the purpose of doing business with the Company or any of its Affiliates, as the case may be.

          (c) Solicitation of Employees. During the Restricted Period, the
              -------------------------
Employee, directly or indirectly including through any Affiliated Entity shall not solicit, hire or contact any employee or full-time consultant of the Company or any of its Affiliates for the purpose of hiring them or causing them to terminate their employment relationship with the Company or any of its Affiliates. This undertaking shall apply equally to any individual that was an employee or full-time consultant of the Company or any of its Affiliates at the time of the termination of Employee's employment with the Company.

          (d) No Payment. The Employee acknowledges and agrees that no separate
              ----------
or additional payment will be required to be made to Employee in consideration of Employee's undertakings in this Section.

          (e) For greater certainty, references to the "Company" in this Section 8 shall include the Company's Affiliates.

     10. Non-Disclosure of Confidential Information.
         ------------------------------------------

          (a) Confidential Information. "Confidential Information" includes, but
              ------------------------
is not limited to, trade secrets, processes, policies, procedures, techniques including recruiting techniques, designs, drawings, know-how, show-how, technical information, specifications, computer software and source code, information and data relating to the development, research, testing, costs, marketing and uses of the Services (as defined herein), the Company's or its Affiliates' budgets and strategic plans, and the identity and special needs of Customers, databases, data, all technology relating to the Company's or its Affiliates' businesses, systems, methods of operation, client or Customer lists, Customer information, solicitation leads, marketing and advertising materials, methods and manuals and forms, all of which pertain to the activities or operations of the Company, names, home addresses and all telephone numbers and e-mail addresses of the Company's or its Affiliates' employees, former employees, clients and former clients. In addition, Confidential Information also includes the identity of Customers and the identity of and telephone numbers, e-mail addresses and other addresses of employees or agents of Customers who are the persons with whom the Company's employees and agents communicate in the ordinary course of business. Confidential Information also includes, without limitation, Confidential Information received from the Company's Affiliates. For purposes of this Agreement, the following will not constitute Confidential Information (i) information which is available to the public through no act of the Employee, (ii) information set forth in the written records of the Employee prior to disclosure to the Employee by or on behalf of the Company which information is given to the Company in writing as of or prior to the date of this Agreement, and (iii) information which is lawfully obtained by the Employee in writing from a third party (excluding any Affiliates) who did not acquire such confidential information or trade secret, directly or indirectly, from the Employee or the Company or the Company's Affiliates. As used herein, the term "Services" shall include all clinical or pre-clinical research, testing, protocol design, data management, medical writing or other Services relating to proposed or actual formulations, foods, drugs and medical devices engaged in by the Company or any Affiliate during the Term of the Employee's employment.

          (b) Legitimate Business Interests. The Employee recognizes that the
              -----------------------------
Company has legitimate business interests to protect and as a consequence, the Employee agrees to the restrictions contained in this Agreement because they further the Company's legitimate business interests. These legitimate business interests include, but are not limited to (i) trade secrets; (ii) valuable confidential business or professional information that otherwise does not qualify as trade secrets including all Confidential Information; (iii) substantial relationships with specific prospective or existing Customers or clients; (iv) Customer or client goodwill associated with the Company's business; and (v) specialized training relating to the Company's technology, methods and procedures.

          (c) Confidentiality. For a period of five years following termination
              ---------------
of employment (for whatever reason), or as otherwise required by client privilege, the Confidential Information shall be held by the Employee in the strictest confidence and shall not, without the prior written consent of the Company, be disclosed for whatever reason or purpose to any person or entity other than in connection with the Employee's employment by the Company. The Employee further acknowledges that such Confidential Information as is acquired and used by the Company or its Affiliates is a special, valuable and unique asset. The Employee shall exercise all due and diligent precautions to protect the integrity and confidentiality of the Confidential Information and to keep it confidential whether it is in written form, on electronic media or oral. The Employee shall not copy any Confidential Information except to the extent necessary to Employee's employment nor remove any Confidential Information or copies thereof (in whatever form) from the Company's premises except to the extent necessary to Employee's employment and then only with the authorization of an officer of the Company. All records, files, materials and other Confidential Information obtained by the Employee in the course of Employee's employment with the Company are confidential and proprietary and shall remain the exclusive property of the Company. The Employee shall not, except in connection with and as required by Employee's performance of Employee's duties under this Agreement, for any reason use for Employee's own benefit or the benefit of any other person or entity any Confidential Information.

          (d) Employee agrees that Employee shall not acquire any right, title or interest in or to the Confidential Information.

          (e) No Effect on SPA. Employee further agrees that nothing herein
              ----------------
shall limit, lessen or otherwise affect Employee's obligations under Section ___ of the Share Purchase Agreement ("SPA") entered into between the Vendors and SFBC Canada, Inc. (as such term is defined in the SPA) (in consideration for the purchase of the shares therein described), and that you are bound concurrently to this Section 9 (in consideration of employment hereunder) and the said Section ___ of the SPA.

          (f) For greater certainty, references to the "Company" in this Section 10 shall include the Company's Affiliates.

     11. Equitable Relief.
         ----------------

          (a) The Company and the Employee recognize that the services to be rendered under this Agreement by the Employee are special, unique and of extraordinary character, and that in the event of the breach by the Employee of the terms and conditions of this Agreement or if the Employee, shall cease to be an employee of the Company for any reason and take any action in violation of
Section 9 and/or Section 10, the Company shall be entitled to institute and prosecute proceedings in any court of competent jurisdiction referred to in
Section 11 (b) below, to enjoin the Employee from breaching the provisions of
Section 9 or Section 10. In such action, the Company shall not be required to plead or prove irreparable harm or lack of an adequate remedy at law or post a bond or any security.

          (b) The Employee irrevocably and unconditionally submits to the exclusive jurisdiction of the courts of the Province of Quebec and agrees to take any and all future action necessary to submit to the jurisdiction of such courts. The Company irrevocably and unconditionally submits to the jurisdiction of those same courts. The Employee and the Company irrevocably waive any objection that they now have or hereafter may have to the laying of venue of any suit, action or proceeding brought in any such court and further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment against the Employee or the Company in any such suit shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and the amount of any liability of the Employee or the Company therein described, or by appropriate proceedings under any applicable treaty or otherwise.

     12. Conflicts of Interest. While employed by the Company, the Employee
         ---------------------
shall not, directly or indirectly, unless approved in writing by the President:

          (a) participate as an individual in any way in the benefits of transactions with any of the Company's suppliers or Customers, including, without limitation, having a financial interest in the Company's suppliers or Customers, or making loans to, or receiving loans, from, the Company's suppliers or Customers;

          (b) realize a personal gain or advantage from a transaction in which the Company has an interest or use information obtained in connection with the Employee's employment with the Company for the Employee's personal advantage or gain; or

          (c) accept any offer to serve as an officer, director, partner, consultant, manager with, or to be employed in a technical capacity by, a person or entity which does business with the Company.

          (d) As used in Section 12(a), (b) or (c), the Company also includes its Affiliates.

     13. Inventions, Ideas, Processes, and Designs. All inventions, ideas,
         -----------------------------------------
processes, programs, software, and designs (including all improvements) (i) conceived or made by the Employee during the course of Employee's employment with the Company (whether or not actually conceived during regular business hours) and for a period of six months subsequent to the termination or expiration of such employment with the Company and (ii) related to the business of the Company, shall be disclosed in writing promptly to the Company, are hereby assigned by the Employee to the Company and shall be the sole and exclusive property of the Company. An invention, idea, process, program, software, or design (including an improvement) shall be deemed related to the business of the Company if (a) it was made with the Company's equipment, supplies, facilities, or Confidential Information, (b) results from work performed by the Employee for the Company, or (c) pertains to the current business or demonstrably anticipated research or development work of the Company. The Employee shall cooperate with the Company and its attorneys in the preparation of patent and copyright applications for such developments and, upon request, shall promptly sign all instruments and agreements to further ensure the assignment of all such inventions, ideas, processes, and designs to the Company. The decision to file for patent or copyright protection or to maintain such development as a trade secret shall be in the sole discretion of the Company, and the Employee shall be bound by such decision. The Employee shall provide as a schedule to this Agreement, a complete list of all inventions, ideas, processes, and designs, if any, patented or unpatented, copyrighted or non-copyrighted, including a brief description, which Employee made or conceived prior to Employee's employment with the Company and which therefore are excluded from the scope of this Agreement.

     14. Indebtedness. If, during the course of the Employee's employment under
         ------------
this Agreement, the Employee becomes indebted to the Company for any reason, the Company may, if it so elects, set off any sum due to the Company from the Employee and collect any remaining balance from the Employee.

     15. Assignability. The rights and obligations of the Company under this
         -------------
Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company, provided that such successor or assign shall acquire all or substantially all of the securities (via merger or otherwise) or assets and business of the Company. The Employee's obligations hereunder may not be assigned or alienated and any attempt to do so by the Employee will be void.

     16. Severability.
         -------------

          (a) The Employee expressly agrees that the character, duration and geographical scope of the non-competition provisions set forth in this Agreement are reasonable in light of the circumstances as they exist on the date hereof. Should a decision, however, be made at a later date by a court of competent jurisdiction that the character, duration or geographical scope of such provisions is unreasonable, then it is the intention and the agreement of the Employee and the Company that this Agreement shall be construed by the court in such a manner as to impose only those restrictions on the Employee's conduct that are reasonable in the light of the circumstances and as are necessary to assure to the Company the benefits of this Agreement. If, in any judicial proceeding, a court shall refuse to enforce all of the separate covenants deemed included herein because taken together they are more extensive than necessary to assure to the Company the intended benefits of this Agreement, it is expressly understood and agreed by the parties hereto that the provisions of this Agreement that, if eliminated, would permit the remaining separate provisions to be enforced in such proceeding shall be deemed eliminated, for the purposes of such proceeding, from this Agreement.

          (b) If any provision of this Agreement otherwise is deemed to be invalid or unenforceable or is prohibited by the laws of the state or jurisdiction where it is to be performed, this Agreement shall be considered divisible as to such provision and such provision shall be inoperative in such state or jurisdiction and shall not be part of the consideration moving from either of the parties to the other. The remaining provisions of this Agreement shall be valid and binding and of like effect as though such provision were not included.

     17. Notices and Addresses. All notices, offers, acceptance and any other
         ---------------------
acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

     To the Company:   Anapharm, Inc.
                       2050 Rene-Levesque Blvd. West
                       Quebec, Quebec GIV 2K8
                       Facsimile: (418) 527-3456
                       Attention: Marc LeBel, President and CEO

     With a Copy to:   SFBC International, Inc.
                       11190 Biscayne Boulevard
                       Miami, Florida 33181.

                       Facsimile: (305) 895-8616
                       Email: ahantman@sfbci.com

     To the Employee:  At the address contained in the Company's records.

or to such other address as either of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

     18. Counterparts. This Agreement may be executed in one or more
         ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

     19. Governing Law. This Agreement and any dispute, disagreement, or issue
         -------------
of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed or interpreted according to the laws of the Province of Quebec and the laws of Canada applicable therein without regard to choice of law considerations.

     20. Entire Agreement. This Agreement constitutes the entire agreement
         ----------------
between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.

     21. Modifications, Waivers. This Agreement may be amended, modified,
         ----------------------
superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument executed by both parties hereto, or in the case of a waiver, by the party waiving compliance. The failure by either party at any time or times to require performance of any provisions hereof shall in no way affect the right at a later time to enforce the same. No waiver by either party of the breach of any term or covenant contained in this Agreement whether by conduct or otherwise or in respect of any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

     22. Additional Documents. The parties hereto shall execute such additional
         --------------------
instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

     23. Section and Paragraph Headings. The section and paragraph headings in
         ------------------------------
this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     24. Language. The Parties confirm that it is their wish that this
         --------
Employment Agreement, as well as any other documents relating to this Employment Agreement, including notices, schedules and authorizations, have been and shall be drawn up in the English language only. Les signataires confirment leur volonte que la presente convention d'emploi, de meme que tous les documents s'y rattachant, y compris tout avis, annexe et autorisation, soient rediges en anglais seulement.

     IN WITNESS WHEREOF, the Company and the Employee have executed this Agreement as of the date and year first above written.

ANAPHARM INC.


By:                                          By:
   ------------------------------                 ------------------------------

   ------------------------------            ---- [Employee]

                                   SCHEDULE A
                                     Bonus
                                 (Section 6(c))

                                 SCHEDULE 7.18

                        FORM OF RESIGNATIONS AND RELEASES

                  OF THE DIRECTORS AND OFFICERS OF THE COMPANY

See documents attached hereto.

                             RESIGNATION AND RELEASE
                             -----------------------

BETWEEN:                                        ----------------

                                                (the "Director")

AND:                                            ANAPHARM INC.

                                                (the "Company")

The Director hereby resigns as a director and                 [Title] of the
                                              ---------------
Company effective immediately.

The Director, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby release, resign and fully and forever discharge the Company and its directors, shareholders and officers (collectively, the "Released Parties") of and from any and all action(s), cause of action(s), suits, claims and demands of any kind whatsoever, either at law or in equity, against any of the Released Parties, which the Director ever had, now has or may have, or which the Director's heirs, executors, administrators, successors and assigns, to any of them, hereafter can, shall or may have, directly or indirectly, against any of the Released Parties for or by reason of any cause, matter or thing whatsoever existing up to the date hereof.

The terms of this Resignation and Release shall ensure to the benefit of each of the parties hereto and their respective heirs, executors, administrators, successors and assigns and shall be binding upon each of them.

The present Resignation and Release is governed by the laws of the Province of Quebec and the laws of Canada applicable therein.

Each of the undersigned parties acknowledges having had an opportunity to review this Resignation and Release and fully understands all the terms contained herein.

IN WITNESS WHEREOF the parties have executed this Resignation and Release on
this day of         , 2002.
           ---------

                                                ANAPHARM INC.

                                                Per:
                                                    ----------------------------

                                                --------------------------------


                                                --------------------------------

                                                --------------------------------

                             RESIGNATION AND RELEASE
                             -----------------------

BETWEEN:                                        ----------------
                                                (the "Director")

AND:                                            DANAPHARM CLINICAL RESEARCH
                                                INC.

                                                (the "Company")

The Director hereby resigns as a director and                 [Title] of the
                                              ---------------
effective immediately.

The Director, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby release, resign and fully and forever discharge the Company and its directors, shareholders and officers (collectively, the "Released Parties") of and from any and all action(s), cause of action(s), suits, claims and demands of any kind whatsoever, either at law or in equity, against any of the Released Parties, which the Director ever had, now has or may have, or which the Director's heirs, executors, administrators, successors and assigns, to any of them, hereafter can, shall or may have, directly or indirectly, against any of the Released Parties for or by reason of any cause, matter or thing whatsoever existing up to the date hereof.

The terms of this Resignation and Release shall ensure to the benefit of each of the parties hereto and their respective heirs, executors, administrators, successors and assigns and shall be binding upon each of them.

The present Resignation and Release is governed by the laws of the Province of Quebec and the laws of Canada applicable therein.

Each of the undersigned parties acknowledges having had an opportunity to review this Resignation and Release and fully understands all the terms contained herein.

IN WITNESS WHEREOF the parties have executed this Resignation and Release on
this       day of          ,2002.
    -------      ----------

                                                DANAPHARM CLINICAL RESEARCH INC.

                                                Per:
                                                    ----------------------------

                                                --------------------------------


                                                --------------------------------

                                                --------------------------------

                                 SCHEDULE 7.21

                              EMPLOYEES' COVENANTS

See document attached hereto.